'33 Act File No. 333-149295
'40 Act File No. 811-21610
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933
Pre-effective Amendment No.
Post-effective Amendment No. 1	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 33	☑
(Check appropriate box or boxes.)

NATIONWIDE VLI SEPARATE ACCOUNT-7
(Exact Name of Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
(Name of Depositor)

One Nationwide Plaza
Columbus, Ohio 43215
(Address of Depositor’s Principal Executive Offices)  (Zip Code)

Depositor’s Telephone Number, including Area Code:  (614) 249-7111

Robert W. Horner, III
Vice President and Secretary
One Nationwide Plaza
Columbus, Ohio 43215-2220
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   January 23, 2009

It is proposed that this filing will become effective (check appropriate box)
☐             Immediately upon filing pursuant to paragraph (b)
☑             On January 23, 2009 pursuant to paragraph (b)
☐             60 days after filing pursuant to paragraph (a)(1)
☐             On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐             This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 7	Nationwide Life and Annuity Insurance Company: • Nationwide VL Separate Account – G

Prospectus supplement dated January 23, 2009 to
Prospectus dated July 8, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The following is added to Dollar Cost Averaging section of the Policy Owner Services provision:

Enhanced Dollar Cost Averaging. Periodically, we may offer enhanced dollar cost averaging programs that can be used in connection with initial Premiums.  Under an enhanced dollar cost averaging program, the interest rate credited to the initial Premium allocated to the Fixed Account will be greater than the interest rate credited to standard Fixed Account allocations.  Enhanced dollar cost averaging programs will last for 1 year and your Premium will be transferred from the Fixed Account to the selected Sub-Account(s) based on the following schedule:

Beginning of Month	Fraction of Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount

Nationwide YourLifeSM Accumulation VUL – New York

Waddell & Reed Accumulation VUL – New York

Individual Flexible Premium Adjustable Variable Universal Life Insurance Policies

issued by

Nationwide Life Insurance Company

through

Nationwide VLI Separate Account-7

The date of this prospectus is July 8, 2008

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase this variable life insurance policy.  We encourage you to take the time to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy against those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser.  If you have policy-specific questions or need additional information, contact us.  Also, contact us for free copies of the prospectuses for the mutual funds available in the policy.

Telephone:	1-800-547-7548
TDD:	1-800-238-3035
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

You should read your policy along with this prospectus.  This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This policy is NOT: a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

The purpose of this policy is to provide life insurance protection for the beneficiary that you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interests.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Fee Tables	4
Policy Investment Options	10
Fixed Investment Option
Variable Investment Options
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Transfers Among and Between the Policy Investment Options	12
Sub-Account Transfers
Fixed Investment Option Transfers
Submitting a Transfer Request
The Policy	14
Generally
Policy Owner and Beneficiaries
Purchasing a Policy
Right to Cancel (Examination Right)
Premium Payments
Cash Value
Changing the Amount of Insurance Coverage
Right to Exchange
Annual Option to Purchase Paid Up Coverage
Terminating the Policy
Assigning the Policy
Reminders, Reports, and Illustrations
Standard Policy Charges	18
Sales Load
Premium Taxes
Short-Term Trading Fees
Illustration Charge
Partial Surrender Fee
Surrender Charges
Cost of Insurance Charge
Mortality and Expense Risk Charge
Administrative Per Policy Charge
Underwriting and Distribution Charge
Mutual Fund Operating Expenses
Reduction of Charges
A Note on Charges
Information on Underlying Mutual Fund Payments
Policy Riders and Rider Charges	23
Overloan Lapse Protection Rider
Adjusted Sales Load Life Insurance Rider
Children’s Term Insurance Rider
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
Spouse Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Change of Insured Rider
Additional Term Insurance Rider
Waiver of Monthly Deductions Rider
Policy Owner Services	29
Dollar Cost Averaging
Asset Rebalancing
Policy Loans	30
Loan Amount and Interest Charged
Collateral and Interest Earned
Net Effect of Policy Loans
Repayment

Table of Contents (continued)
Page
Lapse	30
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement
Surrenders	31
Full Surrender
Partial Surrender
The Death Benefit	32
Calculation of the Death Benefit
Death Benefit Options
The Minimum Required Death Benefit
Changes in the Death Benefit Option
Incontestability
Suicide
Policy Maturity	33
Extending the Maturity Date
Payment of Policy Proceeds	34
Life Income with Payments Guaranteed Option
Joint and Survivor Life Option
Life Income Option
Taxes	34
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals, and Loans
Surrendering the Policy
Withholding
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Taxes and the Value of Your Policy
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	39
Nationwide VLI Separate Account-7	39
Organization, Registration, and Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Legal Proceedings	40
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Waddell & Reed, Inc.
Financial Statements	43
Appendix A: Sub-Account Information	44
Appendix B: Definitions	55
Appendix C: Surrender Charge Examples	57
Appendix D: Underwriting and Distribution Charge Rates and Examples	61

Appendix B defines certain words and phrases used in this prospectus.

In Summary: Policy Benefits

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when the Insured dies.

Your Choice of Death Benefit Options

Option One: The Death Benefit is the greater of the Specified Amount or the Minimum Required Death Benefit under federal tax law.

Option Two: The Death Benefit is the greater of the Specified Amount plus the Cash Value or the Minimum Required Death Benefit under federal tax law.

Choice of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or a variety of options that will pay out over time.

Coverage Flexibility

Subject to conditions, you may choose to:

•	change the Death Benefit option;
•	increase or decrease the Specified Amount;
•	change your beneficiaries; and
•	change who owns the policy.

Continuation of Coverage is Guaranteed

Your policy will remain In Force during the policy continuation period as long as you pay the Policy Continuation Premium Amount.

Access to Cash Value

Subject to conditions, you may:

•
Take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment option less any Surrender Charge.  The minimum loan amount is $200.

•	Take a partial surrender of at least $200.

•
Surrender the policy for its Cash Surrender Value at any time while the Insured is alive.  The Cash Surrender Value will be the Cash Value, less Indebtedness, and less the Surrender Charge.  You may choose to receive the Cash Surrender Value in a lump sum or over time.

Premium Flexibility

You will select a Premium payment plan for the policy.  Within limits, you may vary the frequency and amount of Premium payments, and you might even be able to skip making a Premium payment.

Investment Options

You may choose to allocate your Net Premiums to fixed or variable investment options.

The policy currently offers a fixed investment option which will earn interest daily at an annual effective rate of at least 3%.

The variable investment options offered under the policy are mutual funds designed to be the underlying investment options of variable insurance products.  Nationwide VLI Separate Account-7 contains one Sub-Account for each of the mutual funds offered in the policy.  Your variable account Cash Value will depend on the Investment Experience of the Sub-Accounts you choose.

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Transfers Between and Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Accounts within limits.   We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings of the policy.  This is known as tax deferral.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  Unlike other variable insurance products Nationwide offers, these Individual Flexible Premium Adjustable Variable Universal Life Insurance Policies do not require distributions to be made before the Insured's death.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive.

Examination Right

For a limited time, you may cancel the policy and receive a refund.  When you cancel the policy during your examination right the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If the policy is canceled, we will treat the policy as if it was never issued.

Riders

You may purchase one or more of the available Riders.  Rider availability varies by state and there may be an additional charge.  Riders available:

•	Overloan Lapse Protection Rider
•	Adjusted Sales Load Life Insurance Rider
•	Children’s Term Insurance Rider
•	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
•	Spouse Life Insurance Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Change of Insured Rider (no charge)
•	Additional Term Insurance Rider
•	Waiver of Monthly Deductions Rider

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial Surrender Charges will apply in the first several policy years.

Unfavorable Investment Experience

The Sub-Accounts you choose may not generate a sufficient return to keep the policy from Lapsing.  Poor Investment Experience could cause the Cash Value of your policy to decrease, which could result in a Lapse of insurance coverage.

Effect of Partial Surrenders and Policy Loans on Investment Returns

Partial surrenders or policy loans may accelerate a Lapse in insurance coverage.  When you take a partial surrender or policy loan, the Cash Value of your policy available for allocation to the Sub-Accounts and/or Fixed Account is reduced and you lose the ability to generate Sub-Account investment return on the surrendered/loaned amounts.  Thus, the remainder of your policy's Cash Value would have to generate enough investment return to cover policy and Sub-Account charges to keep the policy In Force (at least until you repay the policy loan or make another Premium payment).  Partial surrenders may also decrease the Death Benefit and total Specified Amount.  Policy loans do not participate in positive Investment Experience which may increase the risk of Lapse or the need to make additional Premium payments to keep the policy In Force.  The policy does have a Grace Period and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value and insurance coverage would cease.

2

Reduction of the Death Benefit

A partial surrender could, and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit option relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's Beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment of modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract.  For example, distributions and loans from modified endowment contracts may be currently taxable as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this policy please see the Taxes provision. For detailed information regarding tax treatment of modified endowment contracts, please see the Periodic Withdrawals, Non-Periodic Withdrawals and Loans section of the Taxes provision. Consult a qualified tax adviser on all tax matters involving your policy.

The proceeds of a life insurance contract are includible in the insured's gross estate for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the insured, or (b) the insured, at any time within 3 years prior to his or her death, possessed any incident of ownership in the policy.  For this purpose, the Treasury Regulations provide that the term" incident of ownership" is to construed very broadly, and includes any right that the insured may have with respect to the economic benefits in the policy, such as the power to change the beneficiary, surrender or cancel the policy, assign (or revoke the assignment if) the policy, pledge the policy for a loan, obtain a loan against the surrender value of the contract, etc..  Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Investment Option Transfer Restrictions and Limitations

We will not honor a request to transfer Cash Value to or from the fixed investment option until after the first policy year.  After the first policy year, we may require transfer requests from the fixed investment option be made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request.  We may also limit what percentage of Cash Value, fixed investment option value, or variable account value that you may transfer to or from a fixed investment option.

Sub-Account Limitations

Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives.  This could result in less favorable Investment Experience and a lower Cash Value.  Some mutual funds held by the Sub-Accounts assess a short-term trading fee in order to minimize the potentially adverse effects of short-term trading on the mutual fund.  We have instituted procedures to minimize disruptive transfers.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot ensure that we have eliminated these risks.

Sub-Account Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account may be found in each mutual fund's prospectus.  Read each mutual fund's prospectus before investing.

3

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The rates in these tables may be rounded up to the nearest one-hundredth decimal place.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load1	Upon making a Premium payment	Maximum: $25 from each $1,000 of Premium	Currently: $25 from each $1,000 of Premium
Premium Taxes1	Upon making a Premium payment	Maximum: $35 from each $1,000 of Premium	Currently: $35 from each $1,000 of Premium
Short-Term Trading Fee2	Upon transfer of Sub-Account value out of a Sub-Account within 60 days after allocation to that Sub-Account	Maximum: $10 per $1,000 transferred	Currently: $10 per $1,000 transferred
Illustration Charge3	Upon requesting an illustration	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 2% of the amount surrendered, from the policy's Cash Value	Currently: $0
Surrender Charge4	Upon surrender, policy Lapse, or certain Specified Amount decreases	Maximum: $47.96 per $1,000 of Specified Amount	Minimum: $0.43 per $1,000 of Specified Amount
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and a complete surrender of the policy in the first year	Upon surrender or policy Lapse	$13.02 per $1,000 of Specified Amount from the policy's Cash Value
Overloan Lapse Protection Rider Charge5	Upon invoking the Rider	Maximum: $42.50 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value
Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Pages for more information on the costs applicable to your policy.

4

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including mutual fund operating expenses.

Periodic Charges Other Than Mutual Fund Operating Expenses6
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge7	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.00 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$0.02 per $1,000 of Net Amount At Risk
Mortality and Expense Risk Charge8	Monthly	Maximum: $0.75 per $1,000 of all variable Cash Value for all policy years	Currently: $0.50 per $1,000 on the first $250,000 of variable Cash Value for the first 10 policy years
Administrative Per Policy Charge	Monthly	Maximum: $9.00 per policy	Currently: $9.00 per policy
Underwriting and Distribution Charge9	Monthly	Maximum: $0.39 per $1,000 of Base Policy Specified Amount	Minimum: $0.05 per $1,000 of Base Policy Specified Amount
Representative: an issue of age 35, in the first policy year, male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$0.15 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge10	Annually	Maximum: 3.90% of outstanding policy loan	Currently: 3.90% of outstanding policy loan

Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Pages for more information on the costs applicable to your policy.

5

Periodic Charges Other Than Mutual Fund Operating Expenses For Riders11
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Adjusted Sales Load Life Insurance Rider Charge	Monthly	Maximum for each 1% of Premium Load replaced: $0.14 for each $1,000 of aggregate Premiums	Currently: $0.14 for each $1,000 of aggregate Premiums
Children’s Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Rider Specified Amount	Currently: $0.43 per $1,000 of Rider Specified Amount
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge12	Monthly	Maximum: $28.65 per $1,000 of Rider Net Amount At Risk	Minimum: $0.00 per $1,000 of Rider Net Amount At Risk
Representative: an Attained Age 35 male preferred non-tobacco	Monthly	$0.02 per $1,000 of Rider Net Amount At Risk
Spouse Life Insurance Rider Charge13	Monthly	Maximum: $10.23 per $1,000 of Rider Specified Amount	Minimum: $0.00 per $1,000 of Rider Specified Amount
Representative Spouse: an Attained Age 35 female non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.11 per $1,000 of Rider Specified Amount
Accidental Death Benefit Rider Charge14	Monthly	Maximum: $0.75 per $1,000 of Rider Specified Amount	Minimum: $0.05 per $1,000 of Rider Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.06 per $1,000 of Rider Specified Amount
Continued on Next Page
Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Pages for more information on the costs applicable to your policy.

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Periodic Charges Other Than Mutual Fund Operating Expenses For Riders11 (continued)
Waiver of Monthly Deductions Rider Charge15	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$85 per $1,000 of Waiver of Monthly Deduction Benefit, taken proportionally from the Sub-Accounts and the Fixed Account
Premium Waiver Rider Charge16	Monthly	Maximum: $315 per $1,000 of Premium Waiver Benefit	Minimum: $42 per $1,000 of Premium Waiver Benefit
Representative: an age 35 male preferred non-tobacco	Monthly	$42 per $1,000 of Premium Waiver Benefit
Additional Term Insurance Rider Charge17	Monthly	Maximum: $83.34 per $1,000 of Rider Death Benefit	Minimum: $0.01 per $1,000 of Rider Death Benefit
Representative: an issue age 35 male, in the first policy year, preferred non-tobacco with a Rider Specified Amount of $250,000 and a Total Specified Amount of $500,000	Monthly	$0.02 per $1,000 of Rider Death Benefit
Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Pages for more information on the costs applicable to your policy.

The next item shows the minimum and maximum total operating expenses, as of December 31, 2007, charged by the underlying mutual funds that you may pay periodically during the time that you own the policy.  More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.  Please contact us, at the telephone numbers or address on the first page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Mutual Fund Operating Expenses
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	Minimum 0.27%	Maximum 1.45%

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1 We deduct one charge comprised of the Sales Load and Premium Taxes.  On the Policy Data Page and throughout this prospectus, this combined charge is referred to as the Premium Load. The maximum Sales Load and Premium Taxes (the Premium Load) in the table reflects the maximum that may be charged in any policy year.  Currently, the maximum Sales Load and Premium Taxes are assessed on Premiums paid in all policy years.  For additional information see the "Sales Load" and "Premium Taxes" sections of this prospectus.

2 Short-Term Trading Fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account.  Some underlying mutual funds may refer to short-term trading fees as "redemption fees."  Sub-Accounts that may assess a short-term trading fee are identified in with an "†" symbol in the "Variable Investment Options" section of this prospectus and in the Sub-Account descriptions provided in "Appendix A."

3 If we begin to charge for illustrations, you will be expected to pay the Illustration Charge in cash at the time of the request.  This charge will not be deducted from the policy's Cash Value.

4 The Surrender Charge varies by policy based on issue age, sex, Death Benefit option, Total Specified Amount and Base Policy Specified Amount.  The Surrender Charge decreases gradually each year after either the 1st or 3rd policy anniversary, depending on the Insured's age at the time the policy is issued. When assessed, the Surrender Charge is taken from the policy’s Cash Value.  A Surrender Charge will be assessed for Base Policy Specified Amount decreases that completely reverse one or more previous Base Policy Specified Amount increases.  The maximum Surrender Charge calculation assumes: the Insured is a male; age 65; Death Benefit Option 1; the Specified Amount is $1,000,000, a full surrender is taken during the first policy year; and the aggregate first year Premium exceeds the surrender target premium. The minimum Surrender Charge calculation assumes: the Insured is a female; issue age 2, non-tobacco; Death Benefit Option 1, the Specified Amount is $10,000,000 or more, a full surrender is taken during the 10th policy year; and the aggregate first year Premium equals the minimum premium required at issue .  The charges shown may not be representative of the charges that a particular policy owner may pay.  For a detailed description of the charge, including where to find examples, see the "Surrender Charges" sections of this prospectus.

5 The Overloan Lapse Protection Rider Charge varies by policy based on Attained Age of the Insured and the policy's Cash Value.  This charge is deducted proportionally from the Sub-Accounts and the Fixed Account.

6 Except for the Mortality and Risk Expense Charge which is only deducted proportionally from the Sub-Accounts, all charges described in the "Periodic Charges Other Than Mutual Fund Operating Expenses" table are taken proportionally from the Sub-Accounts and the Fixed Account.

7 The Cost of Insurance Charge varies by policy based on individual characteristics of the person being insured.  The maximum charge assumes: the Insured is a male; issue age 85; policy year 35; standard tobacco; and a Base policy Specified Amount of less than $250,000.  Other sets of assumptions may also produce the maximum charge.  The minimum charge assumes: the Insured is either male or female; and is Attained Age 121. The charges shown may not be representative of the charges that a particular policy owner may pay.  For a detailed description of the Cost of Insurance Charge see the "Cost of Insurance Charge" section of this prospectus.

8 The Mortality and Expense Risk Charge varies by policy based on the amount of the policy's Cash Value allocated to the Sub-Accounts.  The maximum Mortality and Expense Risk Charge shown in the table reflects the maximum that may be charged in any policy month based on any dollar amount allocated to the variable Sub-Accounts.  Currently, the Mortality and Expense Risk Charge is $0.50 per $1,000 on the first $250,000 of Cash Value allocated to the Sub-Accounts on a monthly basis in policy years 1-10, and $0.00 in policy year 11 and thereafter.

9 The Underwriting and Distribution Charge varies by policy based on the length of time the policy has been In Force, the Attained Age of the insured at the time of issue, Death Benefit option in effect, and the Base Policy Specified Amount.  The maximum charge assumes: policy years 1-10; an issue age of 85; Base Policy Specified Amount of $250,000, or less; and Death Benefit Option 2 is in effect.  The minimum charge assumes: policy years 1-10; an issue age of 0, non-tobacco; a Base Policy Specified Amount of $10,000,000 or more; and Death Benefit Option 1 is in effect.  The charges shown may not be representative of the charges that a particular policy owner may pay. For a more detailed description of the charge, including a complete schedule of charges, see the "Underwriting and Distribution Charge" section of this prospectus.

10 For more information, see the "Net Effect of Policy Loans" section of this prospectus.

11 All charges described in the "Periodic Charges Other Than Mutual Fund Operating Expenses For Riders" table are taken proportionally from the Sub-Accounts and the Fixed Account.

12 The Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge assessed will vary based on individual characteristics of the person being insured.  The maximum charge assumes: the Insured is a female, Attained Age 99, standard tobacco with a Substandard Rating table P.  The minimum charge assumes: the Insured is either male or female; Attained Age 100; and any underwriting classification.  The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Long-term Care Rider Charge see the "Long-term Care Rider" section of this prospectus.

8

13 The Spouse Life Insurance Rider Charge will vary based on individual characteristics of the person being insured. The maximum charge assumes: the Insured is a male, Attained Age 69, standard tobacco with a Substandard Rating of table F; a flat extra charge of $1.25 per $1,000 per month; and a Rider Specified Amount of $25,000. The minimum charge assumes: the Insured is female, Attained Age 21, standard non-tobacco, no Substandard Rating or flat extra charge; and a Rider Specified Amount of $100,000. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Spouse life Insurance Rider Charge see the "Spouse Life Insurance Rider" section of this prospectus.

14 The Accidental Death Benefit Rider Charge will vary based on individual characteristics of the person being insured.  The maximum charge assumes: the Insured is Attained Age 69, with a Substandard Rating of table P.  The minimum charge assumes: the Insured is Attained Age 5, no Substandard Rating. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Accidental Death Benefit Rider Charge see the "Accidental Death Benefit Rider" section of this prospectus.

15 The Waiver of Monthly Deductions Rider Charge will vary based on individual characteristics of the person being insured. The maximum charge assumes: the Insured is Attained Age 64, with a Substandard Rating of table H.  The minimum charge assumes: the Insured is male, Attained Age 18, no Substandard Rating. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Waiver of Monthly Deductions Rider Charge see the "Waiver of Monthly Deductions Rider" section of this prospectus.

16 The Premium Waiver Rider Charge varies by policy based on the premium waiver benefit elected and individual characteristics of the person being insured.  The maximum charge assumes: monthly Premium payments of $1,000; the Insured is a female, Attained Age 64, with a Substandard Rating of table H.  The minimum charge assumes: monthly Premium payments of $1,000; the Insured is male, Attained Age 18, and any underwriting classification. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detaled description of the Premium Waiver Rider Charge see the "Premium Waiver Rider" section of this prospectus.

17 The Additional Term Insurance Rider Charge varies by policy based on individual characteristics of the person being insured.  The monthly charge is a product of the Rider’s monthly cost of insurance rate and the Rider Death Benefit.  The maximum charge assumes: the Insured is either male or female and Attained Age 119; policy year 75; any underwriting classification with a Substandard Rating of Table P; and any Total Specified Amount.  Other sets of assumptions may also produce the maximum charge.  The minimum charge assumes: the Insured is female, issue age 38, policy year 1, preferred plus non-tobacco, and a Total Specified Amount of at least $1,000,000. The charges shown may not be representative of the charges that a particular policy owner may pay.  For a detailed description of the Additional Term Insurance Rider Charge see the "Additional Term Insurance Rider" section of this prospectus.

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Policy Investment Options

You designate how your Net Premium payments are allocated among the Sub-Accounts and/or the fixed investment options.  Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.

Fixed Investment Option

There is currently one fixed investment option available under the policy: the Fixed Account. Net Premium that you allocate to the fixed investment option is held in the fixed account, which is part of our general account.

The general account is not subject to the same laws as the separate account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed investment option.

The general account contains all of our assets other than those in the separate accounts, and funds the fixed investment options.  These assets are subject to our general liabilities from business operations and are used to support our insurance and annuity obligations.  We bear the full investment risk for all amounts allocated to the fixed investment options.  The amounts you allocate to a fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying interest crediting rates that we set.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than 3%.  Interest crediting rates are set at the beginning of each calendar quarter.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual interest crediting rate may not exceed the guaranteed interest crediting rate.  Premiums applied to the policy at different times may receive different interest crediting rates.  The interest crediting rate may also vary for new Premiums versus Sub-Account transfers.  Interest that we credit to the fixed investment option may be insufficient to pay the policy’s charges.

Variable Investment Options

The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC.  The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds.  The mutual funds listed are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

We may offer additional underlying mutual funds, or a different set of underlying mutual funds, through specific distribution arrangements.  Examples of these arrangements include, but are not limited to, distribution through broker-dealer firms or financial institutions.  These distribution arrangements may be exclusive or non-exclusive.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account’s assets are held separately from the assets of the other Sub-Accounts, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Accounts.  The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.  The Sub-Accounts available through this policy are listed below.  For more information on the mutual funds, please refer to "Appendix A: Sub-Account Information" or the prospectus for the mutual fund.

AIM Variable Insurance Funds
•	AIM V.I. Capital Development Fund: Series I Shares

AllianceBernstein Variable Products Series Fund, Inc.
•	AllianceBernstein Small/Mid Cap Value Portfolio: Class A

American Century Variable Portfolios, Inc.
•	American Century VP Mid Cap Value Fund: Class I
•	American Century VP Value Fund: Class I*

American Century Variable Portfolios II, Inc.
•	American Century VP Inflation Protection Fund: Class II

Dreyfus
•	Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Variable Investment Fund –Appreciation Portfolio: Initial Shares

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Fidelity Variable Insurance Products Fund
•	VIP Energy Portfolio: Service Class 2†
•	VIP Equity-Income Portfolio: Service Class*
•	VIP Freedom Fund 2010 Portfolio: Service Class♦
•	VIP Freedom Fund 2020 Portfolio: Service Class♦
•	VIP Freedom Fund 2030 Portfolio: Service Class♦
•	VIP Growth Portfolio: Service Class
•	VIP Investment Grade Bond Portfolio: Service Class*
•	VIP Mid Cap Portfolio: Service Class
•	VIP Overseas Portfolio: Service Class R†

Franklin Templeton Variable Insurance Products Trust
•	Franklin Income Securities Fund: Class 2
•	Franklin Small Cap Value Securities Fund: Class 1
•	Franklin Templeton VIP Founding Funds Allocation Fund: Class 2♦
•	Templeton Foreign Securities Fund: Class 3†
•	Templeton Global Income Securities Fund: Class 3†

Janus Aspen Series
•	Forty Portfolio: Service Shares
•	International Growth Portfolio: Service II Shares†

Lehman Brothers Advisers Management Trust
•	AMT Short Duration Bond Portfolio: I Class*

MFS® Variable Insurance Trust
•	MFS Value Series: Initial Class

Nationwide Variable Insurance Trust (“NVIT”)
•	American Funds NVIT Asset Allocation Fund: Class II
•	American Funds NVIT Bond Fund: Class II
•	American Funds NVIT Global Growth Fund: Class II
•	American Funds NVIT Growth Fund: Class II
•	American Funds NVIT Growth-Income Fund: Class II
•	Federated NVIT High Income Bond Fund: Class III*†
•	Gartmore NVIT Emerging Markets Fund: Class III†
•	Gartmore NVIT International Equity Fund: Class VI†
•	Lehman Brothers NVIT Core Plus Bond Fund: Class I
•	Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
•	Neuberger Berman NVIT Socially Responsible Fund: Class II
•	NVIT Cardinal Aggressive Fund: Class I♦
•	NVIT Cardinal Balanced Fund: Class I♦
•	NVIT Cardinal Capital Appreciation Fund: Class I♦
•	NVIT Cardinal Conservative Fund: Class I♦
•	NVIT Cardinal Moderate Fund: Class I♦
•	NVIT Cardinal Moderately Aggressive Fund: Class I♦
•	NVIT Cardinal Moderately Conservative Fund: Class I♦
•	NVIT Core Bond Fund: Class I
•	NVIT Government Bond Fund: Class I
•	NVIT Health Sciences Fund: Class III†
•	NVIT International Index Fund: Class VI†
•	NVIT Investor Destinations Funds: Class II
➢	NVIT Investor Destinations Conservative Fund: Class II♦
➢	NVIT Investor Destinations Moderately Conservative Fund: Class II♦

➢	NVIT Investor Destinations Moderate Fund:
Class II♦
➢	NVIT Investor Destinations Moderately Aggressive Fund: Class II♦
➢	NVIT Investor Destinations Aggressive Fund:
Class II♦
•	NVIT Mid Cap Growth Fund: Class I
•	NVIT Mid Cap Index Fund: Class I
•	NVIT Money Market Fund: Class I
•	NVIT Multi-Manager International Growth Fund:
Class III†
•	NVIT Multi-Manager International Value Fund:
Class III†
•	NVIT Multi-Manager Large Cap Growth Fund: Class I
•	NVIT Multi-Manager Large Cap Value Fund: Class I
•	NVIT Multi-Manager Mid Cap Growth Fund: Class I
•	NVIT Multi-Manager Mid Cap Value Fund: Class II
•	NVIT Multi-Manager Small Cap Growth Fund: Class I
•	NVIT Multi-Manager Small Cap Value Fund: Class I
•	NVIT Multi-Manager Small Company Fund: Class I
•	NVIT Nationwide Fund: Class I
•	NVIT Short Term Bond Fund: Class II
•	NVIT Technology and Communications Fund: Class III†
•	NVIT U.S. Growth Leaders Fund: Class I
•	Van Kampen NVIT Comstock Value Fund: Class I*
•	Van Kampen NVIT Multi Sector Bond Fund: Class I*
•	Van Kampen NVIT Real Estate Fund: Class I

Oppenheimer Variable Account Funds
•	Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Oppenheimer Global Securities Fund/VA: Class 3†
•	Oppenheimer High Income Fund/VA: Class 3†
•	Oppenheimer Main Street Fund®/VA: Non-Service Shares
•	Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Blue Chip Growth Portfolio: Class II
•	T. Rowe Price Equity Income Portfolio: Class II

Van Kampen
The Universal Institutional Funds, Inc.
•	Core Plus Fixed Income Portfolio: Class I*

W&R Target Funds, Inc.
•	Asset Strategy Portfolio*
•	Balanced Portfolio
•	Bond Portfolio*
•	Core Equity Portfolio
•	Dividend Income Portfolio
•	Energy Portfolio
•	Global Natural Resources Portfolio
•	Growth Portfolio
•	High Income Portfolio*
•	International Growth Portfolio
•	International Value Portfolio
•	Micro Cap Growth Portfolio

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•	Mid Cap Growth Portfolio
•	Money Market Portfolio
•	Mortgage Securities Portfolio
•	Pathfinder Aggressive Portfolio♦
•	Pathfinder Conservative Portfolio♦
•	Pathfinder Moderate Portfolio♦
•	Pathfinder Moderately Aggressive Portfolio♦
•	Pathfinder Moderately Conservative Portfolio♦
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

†These underlying mutual funds assess a short-term trading fee.

♦These underlying mutual funds invest in other underlying mutual funds.  Therefore, a proportionate share of the fees and expenses of the acquired underlying mutual funds are indirectly borne by investors.

Valuation of Accumulation Units

We account for the value of your interest in the Sub-Accounts by using Accumulation Units.  The number of Accumulation Units associated with a given Premium allocation is determined by dividing the dollar amount of Premium you allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account, which is determined at the end of the Valuation Period that the allocation was received.  The number of Accumulation Units a given Net Premium allocation purchases will not change.  However, the value of each Accumulation Unit will vary daily based on the Investment Experience of the mutual fund in which the Sub-Account invests.

On each day that the New York Stock Exchange ("NYSE") is open, each of the mutual funds in which the Sub-Accounts invest will determine its Net Asset Value ("NAV") per share.  We use each mutual fund's NAV to calculate the daily Accumulation Unit value for the corresponding Sub-Account.  Note, however, that the Accumulation Unit value will not equal the mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units.

We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction that you submit on a day when the NYSE is closed will not be effective until the next day that the NYSE is open for business.  Accordingly, we will not price Accumulation Units on these recognized holidays:

●New Year's Day	●Independence Day
●Martin Luther King, Jr. Day	●Labor Day
●Presidents’ Day	●Thanksgiving
●Good Friday	●Christmas
●Memorial Day

In addition, we will not price Accumulation Units if:

(1)	trading on the NYSE is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described in items (2) and (3) exist.

Any transactions that we receive after the close of the NYSE will be effective as of the next Valuation Period that the NYSE is open.

How Sub-Account Investment Experience is Determined
The number of Accumulation Units in your policy will not change unless you add, remove, or transfer Premium, or for deduction of charges from the Sub-Accounts.  However, the value of those Accumulation Units will vary daily depending on the Investment Experience of the mutual fund in which the Sub-Account invests.  We account for these performance fluctuations by using a "net investment factor", as described below, in our daily Sub-Account valuation calculations.

Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:

(a)  is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

At the end of each Valuation Period, we determine the Sub-Account's Accumulation Unit value.  The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

Transfers Among and Between the Policy Investment Options

Sub-Account Transfers

Policy owners may request transfers to or from the Sub-

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Accounts once per valuation day, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Short-term Trading Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.  Some underlying mutual funds may refer to short-term trading fees as "redemption fees."

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event.  A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:
(1)they have been identified as engaging in harmful trading practices; and
(2)if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts.  Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;

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(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and

(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund.  If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Investment Option Transfers

Prior to the policy’s Maturity Date, you may make transfers involving the fixed investment option (the Fixed Account).  These transfers will be in dollars.  We reserve the right to limit the number of times and frequency of transfers involving the fixed investment option.  Specifically, we may prohibit you from transferring to or from the fixed investment option before the end of the first policy year and we may limit you to 1 transfer every 12 months.

Transfers to the Fixed Investment Option.  On transfers to the fixed investment option, we may prohibit you from transferring more than 25% of the Cash Value allocated to the Sub-Accounts as of the close of business on the prior Valuation Period.  Additionally, we reserve the right to refuse any transfer to the fixed investment options if that fixed investment option’s Cash Value comprises more than 30% of the policy’s Cash Value.

Transfers from the Fixed Investment Option.  On transfers from the Fixed Account, we may prohibit you, in any policy year, from transferring more than 25% of the Cash Value of the Fixed Account as of the end of the previous policy year (subject to state restrictions).  Transfers out of the fixed investment option will be on a last-in, first-out basis (LIFO).

Any restrictions that we implement will be applied consistently and uniformly.

Submitting a Transfer Request

You can submit transfer requests in writing to our Home Office via first class U.S. mail. We may also allow you to use other methods of communication, such as fax, telephone, or through our website.  Our contact information is on the first page of this prospectus.  We will use reasonable procedures to confirm that transfer instructions are genuine and will not be liable for following instructions that we reasonably determine to be genuine.

Forms of communication other than via first class U.S. Mail are subject to the short-term trading limitations described in the Transfers Among and Between the Policy Investment Options section of this prospectus.

In addition, any computer system or telephone can experience slowdowns or outages that could delay or prevent our ability to process your request.  Although we have taken precautions to help our systems handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, please make your transfer request in writing.

When we have received your transfer request we will process it at the end of the current Valuation Period.  This is when the Accumulation Unit value will be next determined.  For more information regarding valuation of Accumulation Units, see "Valuation of Accumulation Units" beginning on page 12.

The Policy

Generally

The policy is a legal contract.  It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Page; and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional riders ormodifications in coverage, may be subject to our underwriting and approval.  We will consider the statements you make in the application as representations, and we will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.  If you make an error or misstatement on the application, we will adjust the Death Benefit and Cash Value accordingly.

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications and we will make appropriate endorsements to the policy.

The policy is nonparticipating, meaning that we will not be contributing any operating profits or surplus earnings toward the policy Proceeds.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this

14

prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner and Beneficiaries

Policy Owner.  The policy belongs to the owner named in the application.  You, as policy owner, may exercise all policy rights and options while the Insured is alive.  You may also change the policy, but only in accordance with its terms.  You may name a contingent owner who will become the policy owner if the policy owner dies before Proceeds become payable.  Otherwise, ownership will pass to the policy owner’s estate, if the policy owner is not the Insured.

You may name different policy owners or contingent owners (so long as the Insured is alive) by submitting a written request to our Home Office.  Any such change request will become effective as of the date signed.  There may be adverse tax consequences to changing parties of the policy.

Beneficiaries.  The principal right of a beneficiary is to receive the Death Benefit upon the Insured's death, while the policy is In Force.  As long as the Insured is alive, you may: name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct us to distribute the Proceeds other than as described below.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  Unless you specify otherwise, we will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured and before any Proceeds become payable.  You may name more than one contingent beneficiary.  Unless you specify otherwise, we will also pay multiple contingent beneficiaries in equal shares.

To change or add beneficiaries, you must submit a written request to us at our Home Office.  A change request is effective as of the date we record it at our Home Office.

Purchasing a Policy

The policy is available for Insureds between the age of 0 and Attained Age 85.  To purchase the policy, you must submit to us a completed application and the required initial Premium payment as stated on the Policy Data Page.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject an application for any reason permitted by law and we reserve the right to modify our underwriting standards on a prospective basis for newly issued policies at any time.

The minimum initial Specified Amount is $100,000.  We reserve the right to modify the minimum Specified Amount on a prospective basis for newly issued policies at any time.

Initial Premium Payment.  The amount of your required initial Premium payment will depend on the following factors: the initial Specified Amount, Death Benefit option elected, any Riders elected, and the Insured's age, sex, health, and activities.  You may pay the initial Premium to our Home Office or to our authorized representative.  The initial Premium payment must be at least $50.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Depending on the right to examine law of the state in which you live, initial Net Premium designated to be allocated to the Sub-Accounts may not be so allocated immediately upon our receipt.  (Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.)  If you live in a state that requires us to refund the initial Premium upon exercise of the free-look provision, we will hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account until the free-look period expires.  At the expiration of the free-look period, we will transfer the variable account Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer.  If you live in a state that requires us to refund the Cash Value upon exercise of the free-look provision, we will allocate all of the initial Net Premium to the available money market Sub-Account.  On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time.

Insurance Coverage.  Issuance of full insurance coverage requires that the Insured meet all underwriting requirements, the required initial Premium is paid, and the policy is delivered while the Insured is alive.  We will not delay delivery of the policy to increase the likelihood that the Insured is not living at the time of policy delivery.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also have the right to reject any application for insurance, in which case we will return your Premium payment within 2 business days of the date we make the decision to reject your application.

After we approve an application, insurance coverage will begin and will be In Force on the Policy Date shown on the Policy Data Page.  Changes in the Specified Amount (which may only be requested after the first policy year) will be effective on the next monthly policy anniversary after we approve the change request.

Insurance coverage will end upon the Insured's death, when we begin to pay the Proceeds, or when the policy reaches the Maturity Date unless it is extended.  Coverage can also end if the policy Lapses.

Temporary Insurance Coverage.  Temporary insurance coverage (of an amount equal to the Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  The amount of this initial Premium payment will depend on the initial Specified Amount, your choice of Death Benefit option, and any Riders you elect.  Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement.  If full coverage is denied, the temporary insurance coverage will

15

terminate 5 days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted).  If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect.  Allocation of the initial Net Premium will be determined by the right to examine law of the state in which you live, as discussed above.

Right to Cancel (Examination Right)

You may cancel your policy during the free-look period.  The free-look period expires 10 days after you receive the policy (or longer if required by state law).  If you decide to cancel the policy during the free-look period, return the policy to the sales representative who sold it to you or return it to us at our Home Office along with your written cancellation request.  Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  For a limited time, you may cancel the policy and receive a refund.  When you cancel the policy during your examination right the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If the policy is canceled, we will treat the policy as if it was never issued. If we do not receive your policy at our Home Office by the close of business on the date the free-look period expires, you will not be permitted to cancel your policy free of charge.  Within 7 days, we will refund the amount prescribed by law.  If the policy is canceled, we will treat the policy as if it was never issued.

Premium Payments

This policy does not require a payment of a scheduled Premium amount to keep it In Force.  It will remain In Force as long as the conditions that cause a policy to Lapse do not exist.  However, we will send scheduled Premium payment reminder notices to you according to the Premium payment schedule shown on the Policy Data Page.  If you decide to make an additional Premium payment, you must send it to our Home Office.  Each Premium payment must be at least $50.  Upon request, we will furnish Premium payment receipts.

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk.

•	We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.

•
We will monitor Premiums paid and will notify you when the policy is in jeopardy of becoming a modified endowment contract.  For more information regarding modified endowment contracts, see "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" beginning on page 36.

•	We may require that policy Indebtedness be repaid before we accept any additional Premium payments.

Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.

Cash Value

We will determine the Cash Value at least monthly.  At the end of any given Valuation Period, the Cash Value is equal to the sum of:

•	the value of the Accumulation Units allocated to the Sub-Accounts;

•	amounts allocated to the fixed investment option, including credited interest; and

•	amounts allocated to the policy loan account, including credited interest.

Surrenders and policy charges and deductions will reduce the Cash Value.  Thus, the Cash Value will fluctuate daily and there is no guaranteed Cash Value.  Accordingly, if the Cash Value is a factor in calculating a benefit associated with the policy, the value of that benefit will also fluctuate.  The loan account is part of our General Account and will not be affected by the Investment Experience of the Sub-Accounts. While they are both part of our General Account, the fixed investment option and the loan account are credited interest at different rates.  If the policy is surrendered, the Cash Value will be reduced by the amount of any outstanding policy loans and unpaid charged interest in the loan account to calculate the Cash Surrender Value.

Persistency Credit.  Your policy is eligible for a persistency credit if it is maintained through the eligibility date we state in your Policy Data Pages.  Eligibility dates will vary based on the issue age of the Insured as follows:

Issue Age	Persistency credit eligibility begins on policy anniversary
25 and younger	20
26	19
27	18
28	17
29	16
30	15
31	14
32	13
33	12
34	11
35 and older	10

Persistency credit eligibility ends immediately upon termination of the policy.  For more information on termination of the policy, see the "Terminating the Policy" section of this prospectus.

The persistency credit will be paid if the expense, mortality,

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investment, and persistency experience for all policies issued under this prospectus is at least as favorable as we assumed when the policies were issued.  Currently, the persistency credit percentage we expect to pay on a monthly basis is 0.0208% (0.25% annualized) of your policy's Cash Value allocated to variable Sub-Accounts.  This percentage is not guaranteed and it will vary based on the extent to which the expected experience is realized.  The percentage paid will be determined and applied on a uniform and non-discriminatory basis.

We may discontinue offering this credit on a prospective basis for new issues at any time.

The persistency credit, if payable, will be calculated and applied as follows:

•	Beginning on the eligibility date stated in your Policy Data Pages, and on each monthly anniversary thereafter, we credit your policy with the persistency credit.

•
The monthly credit is equal to the persistency credit percentage, multiplied by your policy's Cash Value allocated to the variable account, plus any Net Premium applied to the variable account that day, but after any loan, transfer, or surrender requests are processed, on the applicable monthly anniversary.

•	The monthly credit is calculated before we process any monthly deductions. The credit is added proportionately to your investment options according to your most recent allocation instructions.

There is no separate additional charge for this persistency credit feature.  If a persistency credit is paid, we provide it through a reduction in our profit.

Changing the Amount of Insurance Coverage

After the first policy year, you may request to change the Specified Amount.  However, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least 3 months.  Changes to the Specified Amount will typically alter the Death Benefit.  For more information, see "Changes in the Death Benefit Option," beginning on page 33.

Any request to increase the Specified Amount must be at least $50,000 and the Insured must be Attained Age 85 or younger at the time of the request.  An increase in the Specified Amount may cause an increase in the Net Amount At Risk.  Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase.  An increase in the Specified Amount may require you to make larger or additional Premium payments in order to avoid Lapsing the policy.  To increase the Specified Amount, you must submit a written request to our Home Office and you must provide us with evidence of insurability that satisfies our underwriting standards.

You may request to decrease the Specified Amount.  We apply Specified Amount decreases to the most recent Specified Amount increase, and continue applying the decrease backwards, ending with the original Specified Amount.  Decreases to the Specified Amount may decrease the dollar amount of policy charges calculated per $1,000 of Specified Amount or Net Amount at Risk (including any rider charges so calculated), depending on the death benefit option elected and the amount of the Cash Value.  Decreases may also result in a surrender charge being assessed.  For more information, see "Surrender Charges" beginning on page 19.

We will deny any request to reduce the Specified Amount below the minimum Specified Amount shown on the Policy Data Page.  We will also deny any request that would disqualify the policy as a contract for life insurance.  To decrease the Specified Amount, you must submit a written request to our Home Office.

Changes to the Specified Amount will become effective on the next monthly policy anniversary after we approve the request  unless you request and we approve a different date.  We reserve the right to limit the number of Specified Amount changes to 1 increase and 1 decrease each policy year.

Right to Exchange

You have an exchange right under the policy.  At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life without evidence of insurability.  After the first 24 months of coverage, you may still surrender the policy and use the Cash Surrender Value to purchase a new policy on the same Insured’s life.  However, issuance of the new policy will depend on the Insured providing satisfactory evidence of insurability.

The new policy may be one of our available fixed benefit life insurance policies. The death benefit on the new policy may not be greater than the Death Benefit on this policy immediately prior to the exchange date.  The new policy will have the same Specified Amount, Policy Date, and issue age.  We will base Premium payments on our rates in effect for the same sex, Attained Age and underwriting class of the Insured on the exchange date, unless otherwise required by state law.  You may transfer Indebtedness to the new policy.

You must make your exchange request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period. You must pay a Surrender Charge and surrender the policy to us. You must pay us any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). You may request that we pay you any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy. The exchange may have adverse tax consequences.  The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.  A surrender charge may be assessed at the time of the exchange. For more information regarding whether a surrender charge will apply, see the “Surrender Charge” section of the “Standard Policy Charge” provision.

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Annual Option to Purchase Paid Up Coverage

On each policy anniversary, you have the option to surrender the policy and apply the Cash Surrender Value to purchase extended term insurance without evidence of insurability. The amount of the extended term insurance will equal the Death Benefit, less any Indebtedness. The extended term insurance coverage will be in effect for as long a period as the Cash Surrender Value will purchase at the Insured's Attained Age on the date of transfer.  The Cash Value of the extended term insurance, at any time, will be equal to the cost of the extended term insurance at the Insured's Attained Age at that time.  The cost of the extended term insurance will be based on an interest rate of 3% and the 2001 Commissioner’s Standard Ordinary Mortality Select and Ultimate Table, distinct by sex and rate class.

Additionally, on each policy anniversary, you have the option to surrender the policy and apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit without evidence of insurability. The amount of the fixed paid-up benefit will be the amount of benefit that the Cash Surrender Value can purchase at the Insured's Attained Age on the date of the transfer, but before the deduction of monthly policy charges. The Cash Value of the paid-up benefit equals the cost of the fixed paid-up benefit at the Insured's Attained Age at that time the paid-up benefit is calculated. The cost is calculated using an interest rate of 3% and the policy's guaranteed mortality table.

Terminating the Policy

There are several ways that the policy can terminate.  You may surrender the policy for its Cash Surrender Value (which may result in adverse tax consequences).  Coverage under the policy will end when we receive your written request to surrender the policy at our Home Office.  The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends.

Assigning the Policy

You may assign any rights under the policy while the Insured is alive.  If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing and will become effective on the date we record it at our Home Office.  Your assignment will be subject to any outstanding policy loans.

Reminders, Reports, and Illustrations

Upon request, we will send you scheduled Premium payment reminders and transaction confirmations.  We will also send you semi-annual and annual reports that show:

•	the Specified Amount;
•	minimum monthly Premiums;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.

Confirmations of individual financial transactions, such as transfers, partial Surrenders, loans, etc., are generated and mailed automatically.  Copies may be obtained by calling our service center or submitting a written request.  You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.nationwide.com/login.

We will send these reminders and reports to the address you provide on the application unless directed otherwise.   At any time after the first policy year, you may ask for an illustration of future benefits and values under the policy.

IMPORTANT NOTICE REGARDING DELIVERY

OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s).  Household delivery will continue for the life of the policies.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Standard Policy Charges

We will take deductions from Premium payments and/or the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the charges assessed under the policy.  We begin to deduct monthly charges from your policy's Cash Value on the Policy Date.  If you have a policy loan, a complete description of how interest is credited and charged results in costs to you is described in the "Policy Loans" section of this prospectus.

Sales Load

We deduct the Sales Load (as part of the Premium Load) from each Premium payment to compensate us for our sales expenses.  The current (and guaranteed maximum) Sales Load is $25 per $1,000 of Premium.  This charge is assessed in all policy years. We may waive the Sales Load on the initial Premium paid into this Policy as part of a sponsored exchange program to another policy we offer through Nationwide Life Insurance Company or our parent company, Nationwide Life Insurance Company, as permitted under the securities laws and/or rules or by order of the Securities and Exchange Commission.

Premium Taxes

We deduct Premium Taxes (as part of the Premium Load) from each Premium payment to reimburse us for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%).  The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium.  This amount is not the actual amount of the tax liability we incur.  It is an estimated amount.  If the

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actual tax liability is more or less, we will not adjust the charge retroactively.

A Note on the Premium Load. We deduct a Premium Load from each Premium payment to partially reimburse us for our sales expenses and Premium taxes, and certain actual expenses, including acquisition costs.  The Premium Load also provides revenue to compensate us for assuming risks associated with the policy, and revenue that may be a profit to us.

Short-Term Trading Fees

Some mutual funds offered in the policy may assess (or reserve the right to assess) a short-term trading fee (sometimes called "redemption fee" by the mutual fund) in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-Term Trading Fees are intended to compensate the mutual fund (and policy owners with interests allocated in the Sub-Account) for the negative impact on mutual fund performance that may result from frequent, short-term trading strategies.  Short-Term Trading Fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any Short-Term Trading Fee assessed by any mutual fund available in conjunction with the policy will equal 1% of the amount determined to be engaged in short-term trading.  Short-Term Trading Fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees (see the mutual fund's prospectus).  Any Short-Term Trading Fees paid are retained by the mutual fund and are part of the mutual fund’s assets.  Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account.  We will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.

For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, please refer to "Appendix A" in this prospectus.

If a Short-Term Trading Fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading.  The separate account will then pass the Short-Term Trading Fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the Short-Term Trading Fee from that policy owner's Sub-Account value.  All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

When multiple allocations are made to a Sub-Account that is subject to Short-Term Trading Fees, transfers out of that Sub-Account will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees.  In other words, Accumulation Units held the longest time will be treated as being transferred first, and Accumulation Units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the Short-Term Trading Fees, including:

•	scheduled and systematic transfers, such as those associated with dollar cost averaging programs and asset rebalancing programs;

•	policy loans;

•	full or partial surrenders; or

•	payment of the Proceeds.

New share classes of certain currently available mutual funds may be added as investment options under the policy.  These new share classes may require the assessment of Short-Term Trading Fees.  When these new share classes are added, new Premiums and transfers to the Sub-Accounts in question may be limited to the new share class.

Illustration Charge

Currently, we do not assess an Illustration Charge, which would compensate us for the administrative costs of generating the illustration.  However, we may, in the future, assess an Illustration Charge, which will not exceed $25 per illustration requested.  Any Illustration Charge must be paid in cash at the time of the illustration request.  The Illustration Charge will not be deducted from the policy's Cash Value.

Partial Surrender Fee

Currently, we do not deduct a Partial Surrender Fee, which would compensate us for the administrative costs associated with calculating and generating the surrender amount.  However, we may, in the future, assess a Partial Surrender Fee.  The Partial Surrender fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.  Any Partial Surrender Fee assessed will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.

Surrender Charges

We deduct a Surrender Charge from the Cash Value if you surrender or Lapse the policy.  Also, if you increase the Base Policy Specified Amount, and then reduce the Base Policy Specified Amount to less than it was before the increase, we will deduct a Surrender Charge from the Cash Value.  The Surrender Charge is assessed to compensate us for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability (and the Insured’s underwriting class), and establishing policy records.  Thus, the Surrender Charge is comprised of two components: the underwriting component and the sales component.

The underwriting component equals the product of the Base Policy Specified Amount and the administrative target factor.  (The administrative target factor is actuarially derived and is used to determine how much we should charge per Premium payment for underwriting expenses.)  The administrative target factor varies by the Total Specified Amount and the Insured's age when the policy was issued.  A table showing the Administrative Target Factors by age and Total Specified Amount can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

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The sales component is the lesser of the following two amounts: (1) the product of the Base Policy Specified Amount, divided by 1,000, and the surrender target factor; and (2) the sum of all Premium payments you made during the first policy year.  The surrender target factor is actuarially derived and is used to determine how much we should charge per Premium payment for sales expenses.  The surrender target premium varies by the Insured's sex, the Insured's age when the policy was issued.  A table showing the Surrender Target Factors by age and sex can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

The initial Surrender Charge is the sum of the underwriting component and a percentage (that varies by issue age, sex, Total Specified Amount, and Death Benefit option, and ranges between 22% to 95%) of the sales component.  A table showing the applicable Surrender Charge Percentage by issue age, sex, Specified Amount, and Death Benefit option can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

Generally, surrender charges will be greater for policy owners who are older or in poor health and less for policy owners who are younger or in good health.  For a given policy owner, larger Specified Amounts will produce greater surrender charges.  In addition, surrender charges will increase with the amount of Premium you pay in the first policy year, or first year after a Specified Amount increase, up to the dollar amount produced by the calculation in (1) of the sales component description above, which represents the maximum surrender charge we are permitted by law for this policy. Beyond this point increasing the first year Premium you pay will not impact your surrender charges.

When considering the potential impact of surrender charges, you should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  Attempting to minimize your surrender charges by choosing a lower Specified Amount may result in inadequate death benefit coverage, and paying less first year Premium to minimize surrender charges may result in higher cost of insurance charges and a greater chance your policy could lapse.  You should consult with your registered representative and carefully weigh all relevant benefit and charge factors together with your goals in purchasing this policy.

Depending on the policy year of the surrender and the Insured's age at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge, as set forth in the following table:

Reduction of Surrender Charges

Number of completed years from the Policy Date or effective date of Specified Amount Increase:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-56	Issue Ages 57+
1	100%	100%
2	100%	90.0%
3	100%	80.0%
4	90.0%	70.0%
5	80.0%	60.0%
6	70.0%	50.0%
7	60.0%	40.0%
8	45.0%	30.0%
9	30.0%	20.0%
10	10.0%	10.0%
11 and thereafter	0.0%	0.0%

Each increase to the Base Policy Specified Amount (referred to as Specified Amount segments) will have its own Surrender Charge.  The Surrender Charge for each Base Policy Specified Amount segment, when added together, will equal your total Surrender Charge.

If the Death Benefit is changed from Death Benefit Option 1 to Death Benefit Option 2 the applicable initial Surrender Charge is recalculated assuming that, at the time a Base Policy Specified Amount segment of coverage originally became effective, the Death Benefit Option was Death Benefit Option 2.  The adjusted surrender charge will apply from the effective date of the Death Benefit Option change for the remaining applicable Surrender Charge period.  This results in a reduction of the applicable Surrender Charge for each segment in effect at the time of the Death Benefit Option change.

See Appendix C for more information and examples showing how the Surrender Charge is calculated.

Any Surrender Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.

We will waive the surrender charge of your policy if you elect to surrender it in exchange for a plan of permanent fixed life insurance offered by us, as described in the "Right to Exchange" section beginning on page 17, subject to the following:

•	the exchange and waiver will be subject to your providing us new evidence of insurability and our underwriting approval; and

        ·          you have not elected either of these Riders:

1.	Premium Waiver Rider;
2.	Waiver of Monthly Deductions Rider; or
3.	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider.

Cost of Insurance Charge

We deduct a Cost of Insurance Charge from the policy's Cash Value on the Policy Date and on each monthly anniversary of the Policy Date to compensate us for providing expected mortality benefits, and to reimburse us for certain actual expenses, including acquisition costs and state and federal taxes.  This charge also provides revenue to compensate us for assuming certain risks associated with the policy, and revenue that may be profit to us. The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate.  The cost of insurance rate will vary by the Insured’s sex, issue age, and underwriting class, any Substandard Ratings,

20

how long the policy has been In Force, and the Specified Amount. The cost of insurance rates are based on our expectations as to future mortality and expense experience.

There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase.  The cost of insurance rates will never be greater than those shown on the Policy Data Pages plus any monthly flat extra charge assessed for Substandard Ratings.  A flat extra charge represents an added cost due to an increased risk of providing life insurance. A flat extra charge is associated with non-medical factors such as occupation, aviation, driving, or other factors that present an increased exposure to accident or health hazards. The flat extra charge is the product of the Net Amount at Risk and the flat extra rate which ranges between $2.00 and $25.00 per $1,000 of Net Amount at Risk. The flat extra charge is shown on the Policy Data Page.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, and any Substandard Ratings and Specified Amount, if their policies have been In Force for the same length of time.  If a change in the cost of insurance rates causes an increase to your Cost of Insurance Charge, your policy’s Cash Value could decrease.  If a change in the cost of insurance rates causes a decrease to your Cost of Insurance Charge, your policy's Cash Value could increase.

The Cost of Insurance Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocation.

Mortality and Expense Risk Charge

We deduct a monthly Mortality and Expense Risk Charge from the policy's Cash Value allocated to the Sub-Accounts on each monthly anniversary of the Policy Date to compensate us for assuming the risk associated with mortality and expense costs. This charge also provides revenues to compensate us for assuming certain risks associated with the policy, and revenues that may be profit to us.  The mortality risk is that the Insured will not live as long as expected.  The expense risk is that the costs of issuing and administering the policy will be more than expected.  The Mortality and Expense Risk Charge will be deducted proportionally from your Sub-Account allocations.

The maximum guaranteed Mortality and Expense Risk Charge is equal to an annualized rate of $9.00 per $1,000 of all variable account Cash Value for all policy years.  Currently, the annualized Mortality and Expense Risk Charge rate that is assessed is based on the following schedule:

Cash Value	Policy Years 1 – 10	Policy Years 10+
Charge for first $250,000 of Variable Cash Value	$6.00 per $1,000	$0.00 per $1,000
Charge for Variable Cash Value in excess of $250,000	$0.00 per $1,000	$0.00 per $1,000

This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer your policy remains In Force and as greater amounts of Cash Value are allocated to the variable Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.

Administrative Per Policy Charge

We deduct a monthly Administrative Per Policy Charge from the policy's Cash Value to reimburse us for the costs of maintaining the policy, including accounting and record-keeping.  Currently, the Administrative Per Policy Charge is $9 per month in all policy years.  The maximum guaranteed Administrative Per Policy Charge is $9 per month in all years.

The Administrative Per Policy Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.

Underwriting and Distribution Charge

We deduct a monthly Underwriting and Distribution Charge from the policy's Cash Value to compensate us for sales, underwriting, distribution and issuance of the policy. The Underwriting and Distribution Charge will be assessed for 10 years measured from the Policy Date for the initial Base Policy Specified Amount, and from the effective date of any increase in the Base Policy Specified Amount.

The guaranteed maximum Underwriting and Distribution Charge rates are listed in Appendix D.  The applicable Underwriting and Distribution Charge rate is set on the Policy Date or effective date of any Base Policy Specified Amount increase based on three factors:

(1)	the insured's Attained Age;

(2)	the Death Benefit option in effect; and

(3)	the applicable rate tier based on the Base Policy Specified Amount at the time of determination.

Once set, an applicable rate will not change for the duration of the charge except if the Death Benefit is changed from Death Benefit Option 1 to Death Benefit Option 2.  If the charge is adjusted for a change in Death Benefit option from Death Benefit Option 1 to Death Benefit Option 2, the applicable rates will be based on the insured's age on the Policy Date or increase effective date(s), and will apply from the effective date of the Death Benefit option change.  This results in an increase in the applicable Underwriting and Distribution charge rate.

The maximum guaranteed Underwriting and Distribution Charge rates are obtained for an Attained Age 85 Insured with Death Benefit option 2 in effect on the Policy Date or effective date of a Base Policy Specified Amount increase, and are as follows:  $0.39 per $1,000 of the first $250,000 of Base Policy Specified Amount, $0.39 per $1,000 of Base Policy Specified Amount from $250,000 to $500,000, and $0.38 per $1,000 of Base Policy Specified Amount in excess of $500,000.

Currently the guaranteed maximum applicable rates are charged.  Refer to Appendix D for a complete list of the applicable rates and examples of how this charge is calculated.

The Underwriting and Distribution Charge will be deducted

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proportionally from your Sub-Account allocations and Fixed Account allocations.

Mutual Fund Operating Expenses

In addition to the charges listed above, there are also charges associated with the mutual funds in which the Sub-Accounts invest.  While you will not pay these charges directly, they will affect the value of the assets you have allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that we subsequently use to value your Sub-Account units.  Please see the underlying mutual funds’ prospectuses for additional information about these charges.

You may request FREE OF CHARGE copies of the prospectus for any of the underlying mutual funds available under the policy.  Information on how to contact us is located on the front page of this prospectus.

Reduction of Charges

The policy may be purchased by individuals, corporations, and other entities.  We may reduce or eliminate certain charges (Sales Load, Surrender Charge, administrative charges, Cost of Insurance Charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.  Where prohibited by state law, we will not reduce charges associated with the policy.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total Premium we expect to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be in force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges.  If you have questions about whether your policy is eligible for reduction of any charges, please consult with your registered representative for more specific information.  Your registered representative can answer your questions and where appropriate can provide you with illustrations demonstrating the impact of any reduced charges for which you may be eligible.

We may change both the extent and the nature of the charge reductions.  Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex.  The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests that we use non-sex distinct tables.  Thus the policies generally provide different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation."  The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year Premiums and 18% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (99% of first year premiums and 15% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.20% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate

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account (not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates (the “payments”).  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2007, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.55% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.   We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Policy Riders and Rider Charges

You may purchase one or more Riders available under the policy to meet your specific needs.  Rider availability varies by state.

We will assess any Rider charge by taking deductions from the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the Rider charges.  We begin to deduct monthly Rider charges from your policy's Cash Value on the Policy Date or on the first monthly policy anniversary after the Rider is elected.

Please note: The charge for certain Riders may be treated as a distribution from the policy for income tax purposes.  For a general discussion of the tax treatment of distributions from a policy, see "Taxes, Periodic

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Withdrawals, Non-Periodic Withdrawals, and Loans," below, and consult with your tax advisor.

Overloan Lapse Protection Rider

The Overloan Lapse Protection Rider prevents the policy from Lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit.  The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge.  Invocation of the Rider enables the policy owner of a substantially depleted policy (due to outstanding loans) to avoid the negative tax consequences associated with lapsing a life insurance policy (consult a qualified tax advisor for more details).  All policies will automatically receive the Overloan Lapse Protection Rider (state law permitting).

The policy owner is eligible to invoke the Overloan Lapse Protection Rider when outstanding Indebtedness reaches a certain percentage of the policy's Cash Value.  This percentage varies based on the Insured’s Attained Age.  The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for invocation of the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider.  The letter will also describe the Rider, its cost, and its guaranteed benefits.

In addition, the following conditions must be met in order to invoke the Rider:

•	the Insured is Attained Age 75 or older,

•	the policy has been In Force for at least 15 years,

•	the policy's Cash Value is at least $100,000,

•	at the time of policy issuance, you selected the guideline premium/cash value corridor tax test to qualify the policy for life insurance, and

•	based on our records of your Premium payments, the entire cost basis of the policy (for tax purposes) has been withdrawn.

You need not invoke the Rider immediately upon notification of eligibility.  The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

Please Note:  Election of this Rider may impact other provisions of your Policy including certain other riders.

After Nationwide receives your request to invoke the Rider, Nationwide will adjust the policy, as follows:

1.	If not already in effect, the Death Benefit option will be changed to Death Benefit Option One.

2.
The Specified Amount will be adjusted to equal the lesser of: (1) the Specified Amount immediately before you invoked the Rider, or (2) the Specified Amount that will cause the Death Benefit to equal the minimum required death benefit.

3.
Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).

After the above adjustments are made, the loan balance will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate.  No policy charges will be assessed.  No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender).  Cash Value may not be transferred out of the Fixed Account.  The Death Benefit will be the greater of the Specified Amount or the minimum required death benefit.  The policy will remain as described above for the duration of the policy.

Upon invocation of this Rider, the following riders, if also elected, will terminate:
•	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
•	Spouse Life Insurance Rider
•	Waiver of Monthly Deductions

Invocation of the Overloan Lapse Protection Rider is irrevocable.

Overloan Lapse Protection Rider Charge.  We deduct a one-time Overloan Lapse Protection Rider Charge at the time you invoke the Rider to cover the administrative costs and to compensate us for the risks associated with the Rider's guaranteed paid-up death benefit.  The Overloan Lapse Protection Rider Charge is the product of the policy's Cash Value and an age-based factor shown in the Rider.  The Rider charge varies by the Insured's age and the Cash Value.

The Overloan Lapse Protection Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  If the Cash Value less Indebtedness is insufficient to satisfy the Overloan Lapse Protection Rider Charge, you cannot invoke the Rider without repaying enough Indebtedness to cover the Overloan Lapse Protection Rider Charge.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.

Adjusted Sales Load Life Insurance Rider

The benefit associated with the Adjusted Sales Load Life Insurance Rider  is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge.  You may elect the number of years (from 1 to 7) that you want the Premium Load replaced.  You will pay a Premium Load on any amount that you do not elect to be replaced by the Rider.  This Rider is only available to purchase at the time of application.

To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Adjusted Sales Load Life Insurance Rider Charge.   If you elect this Rider, we will deduct a monthly Adjusted Sales

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Load Life Insurance Rider Charge if you elect the Rider to compensate us for the sales and premium tax expenses that we will not collect in the form of Premium Load.  You should expect the aggregate monthly Rider charges to be greater than the amount we would have deducted as Premium Load.  The monthly charge is the product of your aggregate monthly Premiums since the Policy Date, the portion of Premium Load you choose to replace (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354.  The Rider's charge may vary.  Each Premium payment you make will cause the Rider's charge to increase.  How long the Rider charge is assessed will also vary.  The Rider charge will be assessed for 9 policy years, plus the number of years (from 1 to 7) that you want the Premium Load replaced (with a maximum Rider charge period of 15 years).  However, if you stop making Premium payments during that 1 to 7-year period, the Rider charge will only be assessed for 9 policy years, plus the number of years that you actually made Premium payments.

For example, upon election, you anticipated making Premium payments for 5 years.  Therefore, you expect to have the Rider charge assessed for 14 years (9 years plus 5 years).  However, you actually make your last Premium payment in policy year 3, and do not make any additional Premium payments.  Since you did not get full "use" of the Rider (you only received 3 years worth of Premium Load replacement), we will only assess the Rider charge for 12 policy years (9 years plus the 3 years' worth of benefit you received).

If the policy terminates within the first 10 policy years, we will deduct from the Cash Surrender Value an amount to compensate us for the Premium Load we waived, but were unable to recover as a Rider charge.  The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.

Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and Later	0%

For example, at the time you elected the Rider, you elected to replace the Premium Load for 7 years.  During the 5th policy year, you terminate the policy.  During the 5 years the policy was In Force, you paid $10,000 of Premium.  The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium).  Therefore, we will deduct $240 (60% of $400) from your Cash Surrender Value.

The Adjusted Sales Load Life Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Children’s Term Insurance Rider

Subject to our underwriting approval, you may purchase term life insurance on any and all of the Insured's children at any time.  If an insured child dies before the Insured dies and before the Maturity Date, the policy pays a benefit to the named beneficiary.  The insurance coverage for each insured child will continue (as long as the policy is In Force) until the earlier of: (1) the policy anniversary on or after the date the Insured’s child turns age 22; or (2) the policy anniversary on which the Insured reaches Attained Age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability.  The Rider will be effective until the Rider's term expires, until we pay the benefit, or until you terminate the Rider by written request to our Home Office.

Children’s Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Children's Insurance Rider Charge to compensate us for providing term insurance on the lives of each and all of the Insured's children.  The Rider charge is $0.43 per $1,000 of the Rider's Specified Amount and will be assessed as long as the policy is In Force and the Rider is in effect.  The Rider charge will be the same, even if you request to change the number of children covered under the Rider.  However, we may decline your request to add another child based on our underwriting standards.

The Children's Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider

The benefit associated with this Rider is that, upon meeting certain requirements, the Owner is paid a benefit to assist with the costs of qualified long-term care services or qualified terminal illness. You may invoke this Rider to receive monthly benefits or a lump sum benefit.

The maximum monthly benefit will be equal to the lesser of A, B, and C where:

A.	is 2% of the Specified Amount at the time monthly benefits begin;

B.	is the per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month; and

C.     is the current Specified Amount minus Indebtedness.

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The lump sum benefit is payable only upon a qualified terminal illness as described below. We reserve the right to limit the Lump Sum Benefit to the lesser of:

1.      25% of the Specified Amount,

2.      Specified Amount minus Indebtedness, and

3.      $50,000.

Invoking the Rider.  To be able to invoke this Rider for monthly benefits, the Insured must be certified by a Licensed Health Care Practitioner (as defined in Section 1861(r)(1) of the Social Security Act) as:

1.
being unable to perform without substantial assistance from another individual at least 2 of the following Activities of Daily Living (ADL) for a period of at least 90 days due to a loss of functional capacity: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair);

2.
having a level of disability similar to the level of disability described in the ADL trigger as determined under regulations prescribed by the Secretary of the Treasury in consultation with the Secretary of Health and Human Services; or

3.	requiring substantial supervision to protect such individual from threats to health and safety due to Severe Cognitive Impairment.

In addition, a 90-day waiting period, referred to as an elimination period, must be satisfied before benefits are paid.  The elimination period can be satisfied by any combination of days of Long-Term Care Facility stay or days of Home Health Care, as those terms are defined in the rider.  These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days.  The elimination period has to be satisfied only once while this Rider is in effect.

To be able to invoke this Rider for a lump sum benefit, the Insured must be diagnosed by a Licensed Health Care Practitioner with a Qualified Terminal Illness. A Qualified Terminal Illness is defined as an illness or physical condition, including a physical injury, that can reasonably be expected to result in death within 12 months.See your tax adviser about the use of this Rider.

Subject to our underwriting approval, you may purchase this Rider at any time.  If you purchase it after the Policy Date, we will require evidence of insurability.  There is a free-look period associated with this Rider.  Within 30 days of receipt of the Rider, you may return it to the sales representative who sold it to you, or to us at our Home Office, and we will void the Rider and refund the related charges.  This Rider will be effective until we have paid the benefit, until you invoke the Overloan Lapse Protection Rider, or until you terminate the Rider by written request to our Home Office.

Rider Charge.  If you elect this Rider, we will deduct a monthly Rider Charge to compensate us for providing benefits upon the Insured meeting certain eligibility requirements. The Rider charge is the product of the Rider's Net Amount At Risk and the Rider’s cost of insurance rate.  The Rider’s cost of insurance rate is based on our expectations of you meeting the qualifications for Rider benefits and will vary by the Insured's sex, issue age, underwriting class, and any Substandard Ratings.

The Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Rider Effect on Policy Values. Each Rider benefit payment will reduce the Specified Amount by the amount of the benefit payment.  Each benefit payment will also reduce the policy’s Cash Value by an amount proportional to the Specified Amount reduction.

Spouse Life Insurance Rider

The benefit associated with the Spouse Rider is a death benefit payable upon the  death of an Insured Spouse to the designated beneficiary (if no beneficiary is designated, the benefit is payable to the Insured).

You may purchase this Rider at any time while the policy is In Force, subject to underwriting approval and the following age restrictions:

•	the Insured must be between Attained Age 21 and 59 (this Rider is no longer available on or after the policy anniversary on which the Insured reaches Attained Age 59); and

•	the Insured Spouse must be between the Attained Age 18 and 69 at the time this Rider is elected.

Coverage continues until the Rider anniversary on which the Insured Spouse reaches Attained Age 70, or until the Maturity Date, whichever is earliest.  This Rider will be effective until the Rider’s term expires, until we have paid the benefit, until you invoke the Overloan Lapse Protection Rider, or until you decide to terminate this Rider by written request to our Home Office.

This Rider has a conversion right.  The Insured Spouse may exchange the Rider's benefit for a level premium, level benefit plan, or whole life, subject to limitations.  Upon conversion, the Cash Value of the Policy to which this Rider is attached will not be affected.  No evidence of the Insured Spouse’s insurability is required for conversion.  The following are required to exercise this conversion right:

(1)	conversion must be applied for in writing;

(2)	you must exercise your conversion right while both:

a.
the Policy and Rider are in force and not in a grace period (if the Insured under the Policy dies anytime while this Policy and Rider are in force, conversion must be applied for within 90 days after we receive proof of death for the Insured); and

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b.	prior to the Rider anniversary date on which the Insured Spouse reaches Attained Age 66;

(3)	the amount of coverage available for any new policy purchased under this right of conversion is subject to the following:

a.	the coverage amount of the new policy must be for the greater of $10,000 or the minimum amount available for the new policy under our issue rules at the time; but

b.	no more than 100% of the Rider Specified Amount.

(4)	the new policy must be for a plan of insurance we are issuing on the date of conversion;

(5)	the Premium for the new policy will be based on the rates in effect on the date of conversion;

(6)
the Premium rate for the new policy will be based on the Attained Age of the Insured Spouse on the date of conversion, the same class of risk as this Rider, if available, and the rates in use at that time. If this Rider's risk class is not available for the new policy, the next best risk class available will apply; and

(7)	no supplemental benefits or additional coverage may be added without evidence of the Insured Spouse's insurability and our consent.

The effective date of the new policy will be the date of conversion. The incontestability and suicide periods of the new policy will start on the effective date of this Rider.

Spouse Life Insurance Rider Charge.  If you elect this Rider, we will deduct a monthly Rider charge to compensate us for providing term insurance on the life of the Insured Spouse.  The Rider charge is the product of the Rider's Specified Amount and the Insured Spouse life insurance cost of insurance rate.  We base the Insured Spouse life insurance cost of insurance rate on our expectations as to the mortality of the Insured Spouse.  The Insured Spouse life insurance cost of insurance rate will vary by the Insured Spouse’s sex, Attained Age, underwriting class, any Substandard Ratings, and the Rider's Specified Amount.

The Spouse Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the charge associated with this Rider from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Decreases in the Base Policy Specified Amount may result in a corresponding decrease in the Rider's Specified Amount.

Accidental Death Benefit Rider

The benefit associated with the Accidental Death Benefit Rider is the payment of a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured’s accidental death.  Accidental death means the Insured died within 90 days of sustaining, and as a result of, bodily injury caused by external, violent, and accidental means from a cause other than a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call Nationwide's service center.

Subject to our underwriting approval, you may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 5 and before the policy anniversary on which the Insured reaches Attained Age 65 (while the policy is In Force).  The Rider coverage continues until the Insured reaches Attained Age 70.  This Rider will be effective until the Rider's term expires, until we have paid the benefit, or until you terminate the Rider by written request to our Home Office.

Accidental Death Benefit Rider Charge.  If you elect this Rider, we will deduct a monthly Accidental Death Benefit Rider Charge to compensate us for providing coverage in the event of the Insured’s accidental death.  The Rider charge is the product of the Rider's Specified Amount and the accidental death benefit cost of insurance rate.  We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death.  The accidental death benefit cost of insurance rate will vary by the Insured's Attained Age and any Substandard Ratings.

The Accidental Death Benefit Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Premium Waiver Rider

Subject to our underwriting approval, you may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (while the policy is In Force).

The benefit associated with the Premium Waiver Rider is a monthly credit to the policy upon the Insured’s total disability for 6 consecutive months not caused by a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call Nationwide's service center.

The amount credited to the policy is the lesser of:

•	the Premium you specified, or

•	the average actual monthly Premiums you paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).

The monthly credit applied pursuant to the Rider may not be sufficient to keep your policy from Lapsing. If the policy lapses while Rider benefits are being paid, the Rider benefit will be applied to purchase an equivalent guaranteed level premium, level benefit to age 65 term policy.

Purchasing this Rider could help preserve the Death Benefit.

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If the Insured is younger than Attained Age 63 at the time of the total disability, the Rider coverage continues until the Insured reaches Attained Age 65.  If the Insured is Attained Age 63 or older at the time of the total disability, the Rider coverage continues for 2 years.  This Rider is effective until the Rider’s term expires (unless we are paying a benefit under the Rider) or until you terminate the Rider by written request to our Home Office.

Premium Waiver Rider Charge.  If you elect this Rider, we will begin deducting a monthly Premium Waiver Rider Charge to compensate us for crediting the policy with the amount of scheduled due and payable Premium payments upon the Insured’s total disability for 6 consecutive months.  The Rider charge is the product of the Rider's benefit (the monthly policy credit) and the premium waiver cost rate.  We base the premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for 6 consecutive months.  The premium waiver rider monthly rates are established at issue and will not change while the rider remains In Force.  At issue or upon reinstatement, rates will vary by policy based on the Insured's sex, Attained Age, underwriting class, and any Substandard Ratings.

The Premium Waiver Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Change of Insured Rider

This Rider is only available in connection with policies issued to corporate entities or in other business contexts where the primary purpose is to provide protection or benefits to employees.  The Rider is not available to individuals outside of these limited business purposes.  The benefit associated with the Change of Insured Rider is that you may designate a new Insured, subject to insurability and other conditions. The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.

The amount of insurance coverage after the change date shall be the total Specified Amount shown on the application to change the Insured provided that (1) the policy continues to qualify as life insurance under the Code and (2) such specified amount equals or exceeds the minimum total Specified Amount shown on the Policy Data Pages.  You may elect this rider at the time of application or at any time while the policy is In Force.  Coverage on the new Insured will become effective on the change date.  Coverage on the previous Insured will terminate on the day before the change date.  The change date is the first monthly anniversary on or next following the date the change of insured conditions are met.  The Policy Date will not change.

Change of Insured Conditions:

1.	At the time of the change, the new Insured must have the same business relationship to the Owner as did the previous Insured.

2.	The new Insured may be required to submit evidence of insurability to us.

3.	The new Insured must satisfy our underwriting requirements.

4.	The policy must be In Force and not be in a grace period at the time of the change.

5.	The new Insured must have been at least age eighteen on the Policy Date.

6. The Owner must make written application to change the Insured.

The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.  However, it will have no impact on the policy's Death Benefit.  You may elect this Rider at any time.

The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.  However, it will have no impact on the policy's Death Benefit.  You may elect this Rider at any time.

Change of Insured Rider Charge.  There is no charge associated with the Change of Insurance Rider.

Additional Term Insurance Rider

The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured’s death.

You may purchase this Rider at any time while the policy is In Force until the Insured reaches Attained Age 85.  If you purchase it after the Policy Date, we will require evidence of insurability.  The Rider benefit amount may vary monthly and is based on the chosen Death Benefit.  You may renew coverage annually until the Insured reaches Attained Age 120, when this Rider’s term expires.

At any time while the policy and the Rider are In Force (including on the Rider's maturity date), you may convert the term life insurance associated with this Rider into Specified Amount and apply it to the policy.  Converting the term life insurance associated with this Rider may impact the overall cost of your policy as the cost of insurance charges for the term life insurance are generally lower compared to the cost of insurance charges for Base Policy Specified Amount.  Any such conversion request must be made in writing and submitted to our Home Office.  We will not require evidence of insurability upon conversion.

Before deciding whether to purchase the Additional Term Insurance Rider it is important for you to know that when you purchase this Rider, the compensation received by your registered representative and his or her firm is less than when compared to purchasing insurance coverage under the base policy.  As a result of this compensation reduction, the charges assessed for the cost of insurance under this Rider will be lower for a significant period of time.  There are instances where the Additional Term Insurance Rider may require lower Premium to maintain the total death benefit over the life of the policy or may require increased Premium when compared to not purchasing the Rider at all.

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There are also some distinct disadvantages to purchasing the Rider, such as not being able to extend the Maturity Date for coverage under the Rider (resulting in a loss of coverage at maturity).  Another disadvantage is the base policy guaranteed policy continuation provision will only cover the Additional Term Insurance Rider for the first five policy years.  If the base policy provides a Death Benefit Guarantee Period longer than five policy years, this Rider will cease to be covered after the end of the fifth policy year.  See the Guaranteed Policy Continuation Provision in the Lapse section of this prospectus for additional information.

If you have questions about whether the Rider is appropriate for you, please consult your registered representative for more specific information on this Rider and its potential benefits.  Your registered representative can answer your questions and provide you with illustrations demonstrating the impact of purchasing coverage under the Rider.

Additional Term Insurance Rider Charge.  If you elect this Rider, we will deduct a monthly Additional Term Insurance
Rider Charge to compensate us for providing term life insurance on the Insured.  The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider Death Benefit.  The Rider Death Benefit will be equal to the difference between the total death benefit and the base policy death benefit.  We base the Additional Term Insurance Rider cost of insurance rate on our expectation as to the Insured's mortality.  The Additional Term Insurance Rider cost of insurance rate will vary by the Insured's sex, Attained Age, underwriting class, any Substandard Ratings, and the Total Specified Amount.

The Additional Term Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.

Waiver of Monthly Deductions Rider

Subject to our underwriting approval, you may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (as long as the policy is In Force).  You may not purchase both this Rider and the Premium Waiver Rider.

The benefit associated with the Waiver of Monthly Deductions Rider is a benefit (in the form of a credit or expense waiver) to assist the policy owner with policy expenses upon the Insured's disability for 6 consecutive months not caused by a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call Nationwide's service center. The benefit takes the form of a credit to the policy for the remainder of the policy year, of an amount necessary to keep the policy In Force.  Beginning on the next policy anniversary, the benefit takes the form of a waiver of the policy's monthly charges.

How long the benefit lasts depends on the Insured's age at the beginning of the total disability.  If the Insured's total disability begins before the Insured reaches Attained Age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches Attained Age 65) or until you invoke the Overloan Lapse Protection Rider.  If the Insured's total disability begins when the Insured is between the Attained Ages of 60 and 63, the benefit continues until the Insured reaches Attained Age 65.  If the Insured's total disability begins after the Insured reaches Attained Age 63, the benefit continues for 2 years.

Waiver of Monthly Deductions Rider Charge.  If you elect this Rider, we will deduct a monthly Waiver of Monthly Deductions Rider Charge to compensate us for waiving the policy's monthly charges upon the Insured’s total disability for 6 consecutive months.  The Rider charge is the product of the monthly policy charges (excluding the cost for this Rider) and the deduction waiver cost rate.  We base the waiver of monthly deductions cost rate on our expectations as to the likelihood of the Insured's total disability for 6 consecutive months.  The deduction waiver cost rate varies by the Insured's Attained Age and any Substandard Ratings.

The Waiver of Monthly Deductions Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program.  Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time.  Policy owners may direct us to automatically transfer specific amounts from the Fixed Account and the NVIT Government Bond Fund: Class I, and the NVIT Money Market Fund: Class I to any other Sub-Account.  Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time you elect to participate in the program.

You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective on the date you request, or if that date has passed or no date is specified, then at the end of the Valuation Period on or next following the date we receive your request.  There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events.  We will continue to process dollar cost averaging transfers until there is no more value left in originating investment option(s) or until you instruct us to terminate your participation in the service.

Dollar cost averaging programs may not be available in all

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states.  We do not assure the success of these strategies and we cannot guarantee that dollar cost averaging will result in a profit or protect against a loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do so.

Asset Rebalancing

You may elect to participate in an asset rebalancing program.  Asset rebalancing involves the automatic rebalancing of the Cash Value in your chosen Sub-Accounts (up to 20) on a periodic basis.  You can schedule asset rebalancing to occur every 3, 6, or 12 months on days when we price Accumulation Units.  There is no charge for asset rebalancing, and it does not count as a transfer event.

You may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form.  Unless you elect otherwise, asset rebalancing will not affect the allocation of Premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of asset rebalancing will only occur as a result of your specific instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Policy Loans

After the expiration of the free-look period and while the policy is In Force, you may take a loan against the policy's Cash Value.  Loan requests must be submitted in writing to our Home Office.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest Charged

Subject to conditions, you may take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment option less any Surrender Charge.  The minimum loan amount is $200.

We charge interest on the amount of outstanding Indebtedness at the maximum guaranteed rate of 3.90% per annum.  The interest will accrue daily and is payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured's Death, a policy lapse, or a full surrender.  If the interest is not paid when due, we will add it to the outstanding loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations.

Collateral and Interest Earned

As collateral for the policy loan, we will transfer Cash Value equal to the policy loan amount to the policy loan account.  Amounts transferred from the Sub-Accounts will be in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  We will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.

Amounts in the policy loan account will accrue and be credited daily interest at a guaranteed minimum rate of 3.0% per annum in all policy years.

Net Effect of Policy Loans

We will charge interest on the outstanding loan amount and credit interest to the policy loan account at the same time.  In effect, the loan interest charged rate is netted against the interest crediting rate, and this is the amount that you are "charged" for taking the policy loan.  The maximum and current charges shown in the Periodic Charges Other Than Mutual fund Operating Expenses table do not reflect the interest that is credited to amounts in the loan account.  When the interest charged is netted against the interest credited, the net cost of a policy loan is lower than that which is stated in the table.

The amount transferred to the loan account is part of our general account and will not be affected by the Investment Experience of the Sub-Accounts. The loan account is credited interest at a different rate than the fixed investment option. Even if it is repaid, a policy loan will affect the policy, the Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.

Repayment

You may repay all or part of a policy loan at any time while the policy is In Force during the Insured’s lifetime.  The minimum repayment amount is $50.  We will apply all loan repayments to the Sub-Accounts in the same proportion as your current Sub-Account allocations, unless you indicate otherwise.  While your policy loan is outstanding, we will treat any payments that you make as Premium payments, unless you indicate otherwise.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges.  You can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider, or, if elected, you can invoke the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness.  Before any Lapse, there is a Grace Period during which you can take action to prevent the Lapse.  Subject to certain conditions, you may reinstate a policy that has Lapsed.

Guaranteed Policy Continuation Provision

The policy provides for a guaranteed policy continuation period referred to as the "Death Benefit Guarantee Period" and shown on the Policy Data Pages.  During the Death Benefit Guarantee Period the policy will not Lapse if, at the time a Lapse would otherwise occur, you have paid an amount of

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Premium, reduced for any Indebtedness, partial surrenders, and/or Returned Premium, equal to or greater than the sum of the Monthly Death Benefit Guarantee Premium in effect for each respective month since your policy was issued.

If you make any changes to your policy after it is issued, including any policy loans or partial surrenders, increases or decreases the Specified Amount, adding or terminating a rider, and/or changing your death benefit option, your Monthly Death Benefit Guarantee Premium may change. A change will result in reissued Policy Data Pages. Your current Monthly Death Benefit Guarantee Premium will be shown on the most recent version of the Policy Data Pages issued.  Upon request and for no charge, we will determine whether your Premium payments, minus any Indebtedness, partial surrenders, and/or Returned Premiums, are sufficient to keep the Guaranteed Policy Continuation Provision in effect.

The Monthly Death Benefit Guarantee Premium required will vary by the Insured's issue age, sex, underwriting class, any Substandard Ratings, the Insured's involvement in certain risky activities, the Specified Amount (including increases), and any Riders elected.

When the Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin.  The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy.  There is no separate additional charge for the guaranteed policy continuation provision.

Grace Period

At the beginning of a Grace Period, we will send you a notice that will indicate the amount of Premium you must pay to avoid Lapsing the policy.  This amount is equal to the lesser of 3 times the current monthly deductions, or the amount of Premium that will bring the guaranteed policy continuation provision back into effect, if applicable.  If you do not pay the indicated amount within 61 days, the policy and all Riders will Lapse.

The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting, at any time within 3 years after the end of the Grace Period and before the Maturity Date, a written request to reinstate the policy;
•	providing any evidence of insurability that we may require;
•
paying sufficient Premium to keep the policy In Force for 3 months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

(a)	is the amount of Premium sufficient to keep the policy In Force for 3 months from the date of reinstatement; and
(b)	is the amount of Premium sufficient to bring the guaranteed policy continuation provision into effect;
•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

Subject to satisfactory evidence of insurability, you may also reinstate any Riders.

The effective date of a reinstated policy, (including any Riders) will be the monthly anniversary date on or next following the date we approve the application for reinstatement.

If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or
•	the Surrender Charge corresponding to the policy year in which the policy is reinstated.

We will then add to the Cash Value any Premiums or loan repayments that you made to reinstate the policy.

The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless you indicate otherwise.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the Insured is alive.  The Cash Surrender Value equals the policy's Cash Value minus any Indebtedness and the Surrender Charge.  A surrender will be effective as of the date we receive the policy and your written surrender request at our Home Office.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed investment option for up to 6 months.

Partial Surrender

You may request, in writing to our Home Office, a partial surrender of the policy’s Cash Surrender Value at any time after the policy has been In Force for one year.  Currently, we do not assess a Partial Surrender Fee.  However, we reserve the right to assess a Partial Surrender Fee to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered.

We reserve the right to limit the number of partial surrenders to 1 per policy year.  The minimum amount of any partial surrender request is $200.  In policy years 2-10, the maximum amount of a partial Surrender in any given policy year is equal to 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial Surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:

                  1. Mortality and Expense Risk Charge; plus

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                    2. Administrative Charges; plus

3. the monthly cost of any additional benefits provided by any Riders; plus

4. the Base Policy Specified Amount Cost of Insurance.

A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy.

If you take a partial surrender, we will surrender Accumulation Units from the Sub-Accounts proportionally based on the current variable account Cash Value to equal the amount of the partial surrender.  If there are insufficient
Accumulation Units available, we will surrender amounts from the Fixed Account.

Reduction of the Specified Amount due to a Partial Surrender.  When you take a partial surrender, we will reduce the Specified Amount to keep the Net Amount At Risk the same as before the partial surrender, if necessary.  The policy’s charges going forward will be based on the new Specified Amount causing the charges to be lower than they were prior to the partial surrender.

Any reduction of the Specified Amount will be made in the following order: against the most recent increase in the Specified Amount, then against the next most recent increases in the Specified Amount in succession, and finally, against the initial Specified Amount.

The Death Benefit

Calculation of the Death Benefit

We will calculate the Death Benefit and pay it to the beneficiary when we receive (at our Home Office) all information required to process the Death Benefit, including, but not limited to, proof that the Insured has died.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount.  The Death Benefit will depend on which Death Benefit option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, outstanding Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are 2 Death Benefit options under the policy.  You may choose one.  If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.  Not all Death Benefit options are available in all states.

Death Benefit Option One.  The Death Benefit will be the greater of the Specified Amount or the Minimum Required Death Benefit.

Death Benefit Option Two.  The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the Minimum Required Death Benefit.

The Minimum Required Death Benefit

The policy has a Minimum Required Death Benefit.  The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage described in the federal tax regulations.  The percentages depend upon the Insured's age, sex, and underwriting classification.  Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

In deciding which test to elect for your policy, you should consider the following:

•
The cash value accumulation test generally allows flexibility to pay more premium, subject to our approval of any increase in the policy's Net Amount At Risk that would result from higher premium payments.  Premium payments under the guideline premium cash value corridor test are limited by Section 7702 of the Code.

•
Generally, the guideline premium cash value corridor test produces a higher death benefit in the early years of the policy while the cash value accumulation test produces a higher death benefit in the policy's later years.

•	Monthly cost of insurance charges that vary with the amount of the death benefit may be greater during the

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years when the elected test produces a higher death benefit.

Consult a qualified tax adviser on all tax matters involving your policy.

Regardless of which test you elect, we will monitor compliance to ensure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  We may refuse additional Premium payments or return Premium payments to you so that the policy continues to meet the Code's definition of life insurance.

Changes in the Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option from either Death Benefit Option One to Death Benefit Option Two, or from Death Benefit Option Two to Death Benefit Option One.  We will permit only 1 change of
Death Benefit option per policy year.  The effective date of a change will be the monthly policy anniversary following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least 3 months.

Upon effecting a Death Benefit option change, we will adjust the Specified Amount so that the Net Amount At Risk remains the same.  The policy’s charges going forward will be based on the adjusted Specified Amount causing the charges to be higher or lower than they were prior to the change.  In addition, if the change is from Death Benefit Option 1 to Death Benefit Option 2, there will be adjustments to the Underwriting and Distribution Charge and Surrender Charges.  Refer to the Standard Policy Charges, Appendix C: Surrender Charge Examples and Appendix D: Underwriting and Distribution Charge Rates and Examples section of this prospectus.

We will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for 2 years from the Policy Date, and, in some states, within 2 years from a reinstatement date.  For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for 2 years from its effective date, and, in some states, within 2 years from a subsequent reinstatement date.

Suicide

If the Insured dies by suicide, while sane or insane, within 2 years from the Policy Date, and, in some states, within 2 years a reinstatement date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  Similarly, if the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Specified Amount, and, in some states, within 2 years from a subsequent reinstatement date, we will pay no more than the Death Benefit associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Specified Amount that has been In Force for a shorter period.

Policy Maturity

The Maturity Date of the policy will automatically be extended if the policy is In Force on the Maturity Date, unless you request otherwise.  Refer to the Extending the Maturity Date section below for additional information.

If you elect not to extend the Maturity Date, we will pay the Proceeds to you, generally, within 7 days after we receive your written request at our Home Office.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed investment option.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

Extending the Maturity Date

During this Maturity Date extension, you will still be able to request partial surrenders, and, if elected, the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider will remain in effect (though you will not be charged for it).  Payment of Proceeds and the termination of policy benefits will coincide with the policy's extended Maturity Date (unless you decide otherwise).  The Maturity Date extension will be for the Specified Amount, or the policy Cash Value if required by law in the state in which you lived at the time you purchased the policy regardless of your previous Death Benefit option choice. If the policy's Maturity Date is extended:

(1)	no changes to the Specified Amount will be allowed;

(2)	no changes to the Death Benefit option will be allowed;

(3)	no additional Premium payments will be allowed;

(4)	no additional periodic charges will be deducted;

(5)	100% of the policy's Cash Value will be transferred to the Fixed Account; and

(6)	the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 85, but

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excluding any coverage provided by the Additional Term Insurance Rider, and subject to any partial surrenders (which will affect the Specified Amount of a policy with Death Benefit Option One) based on the Insured's Attained Age at the time the partial surrender is requested.  While the Insured is between the Attained Ages of 86 and 90, a partial surrender will decrease the Specified Amount proportionately.  If the Insured is Attained Age 91 or older, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value.

Notwithstanding the above, if you have invoked the Overloan Lapse Protection Rider the Proceeds may be reduced.  For additional information refer to the “Overloan Protection Rider” section of this prospectus.

The Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.

Payment of Policy Proceeds

You may elect to receive Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) in a lump sum, or in another form that you may elect at application.  At any time before the Proceeds become payable, you may request to change the payout option by writing to our Home Office.

You may elect one or a combination of options.  To elect more than one payout option, you must apportion at least $2,000 to each option and each payment (made at the specified interval) must be at least $20.  The settlement options below are based on predetermined fixed payments.

If you do not make an election as to the form of the Proceeds, upon the Insured's death, the beneficiary may make the election.  Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time.  Proceeds are neither assignable nor subject to claims of creditors or legal process.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.

Normally, we will make a lump sum payment of the Proceeds within 7 days after we receive your written request at our Home Office.  However, we will postpone payment of the Proceeds on the days that we are unable to price Accumulation Units.  For more information on circumstances under which we are unable to price Accumulation Units, see "Valuation of Accumulation Units." Proceeds are paid from our general account.  For payout options other than lump sum, we will issue a settlement contract in exchange for the policy.

Please note that for the remainder of "Payment of Policy Proceeds" provision, "you" means the person entitled to the Proceeds.

Life Income with Payments Guaranteed Option

If you elect the Life Income with Payments Guaranteed Option, we retain the Proceeds and make payments to you at specified intervals for a guaranteed period (10, 15 or 20 years) and, if you are still living at the end of the guaranteed period, we will continue making payments to you for the rest of your life.  During the guaranteed period, we will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  The Proceeds can be paid at the beginning of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on your lifetime, which is not a predetermined time period, you cannot withdraw any amount you designate to this option once payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no further payments.

Joint and Survivor Life Option

If you elect the Joint and Survivor Life Option, we retain the Proceeds and make equal payments to you at specified intervals for the life of the last surviving payee.  The Proceeds can be paid at the beginning of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on the lifetimes of the payees, which are not predetermined periods, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee's estate.  It is possible that only one payment will be made under this option if both payees die prior to the first payment.

Life Income Option

If you elect the Life Income Option, we will use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be based on our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date, or the date the policy is surrendered, as applicable.  The Proceeds can be paid at the end of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on your lifetime, which is not a predetermined period, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon your death.  We will make no payments to your estate.  It is possible that only one payment will be made under this option if the payee dies prior to the first payment.

Some or all of the payout options listed may not be available in all states.  Forms of payout other than the three listed above may be requested, but are subject to our approval.  Requests for other forms of payout must be based on fixed payments, no variable payment options are permitted.  The amount of payments and duration of any other payout options will be determined by us.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it

34

cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 2008, up to $12,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $12,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2008, an estate of less than $2,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The $2 million amount increases to $3.5 million in 2009.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2008, 45%), and there is a provision for an aggregate $1 million exemption.  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the underlying investment options to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of investment options alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities

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available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay
Premium for any Rider attached to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional Premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single contract for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the contract (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being from the investment in the policy (generally, the Premiums paid for the contract), and then from the income in the policy.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the policy are generally not includible in income; instead, they reduce the owner’s investment in the policy.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive plus total policy Indebtedness exceeds the investment in the contract (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are

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insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums; or
•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or
•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging the Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract and the new policy or contract cannot extend the Maturity Date or otherwise delay a distribution that would extend the time that tax would be payable.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy is transferred to a new policy owner for valuable consideration, a portion of the Death Benefit may be includible in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance policies owned by the employer of the Insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of section 101(j).  Contracts issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the contract received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance of the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the policy is issued; (b) the employee provides written consent to being insured under the policy and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The 2 exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, and the Insured is

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either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds.  See, “Taxation of Death Benefits,” above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See, also, Taxation of Death Benefits, Special federal income tax considerations for life insurance policies owned by employers, above; and, Business Uses of the Policy, below.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

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Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment if this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial advisor.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–7

Organization, Registration and Operation

Nationwide VLI Separate Account-7 is a separate account established under Ohio law.  We own the assets in this account and we are obligated to pay all benefits under the policies.  We may use the separate account to support other variable life insurance policies that we issue.  The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC’s supervision of the separate account’s management or investment practices or policies.

The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds.  We buy and sell the mutual shares at their respective NAV.  Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

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Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the investment experience of our other assets.  The separate account's assets are held separately from our other assets and are not part of our general account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  We will hold assets in the separate account equal to its liabilities, including required reserves.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in a mutual fund is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund, subject to federal rules and regulations.  The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

We reserve the right to make other structural and operational changes affecting this separate account.

We do not guarantee any money you place in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund.  You could lose some or all of your money.

Addition, Deletion or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act or as any other form permitted by law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected contract owners will be notified in the event there is a substitution, elimination or combination of shares.

Deregistration of the Separate Account. Nationwide may deregister Nationwide Separate Account-7 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All contract owners will be notified in the event Nationwide deregisters Separate Account-7.

Voting Rights

Although the separate account owns the mutual fund shares, you are the beneficial owner of those shares.  When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, we will vote the separate account's shares only as you instruct.

When a shareholder vote occurs, you will have the right to instruct us how to vote.  The weight of your vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value you have allocated to that mutual fund's Sub-Account (as of a date set by the portfolio).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business.  It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’

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claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position.  However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices.  A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years.  Numerous regulatory agencies, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues.  Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide.  Nationwide has cooperated with these investigations.  Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer.  Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives.  Related investigations, proceedings or inquiries may be commenced in the future.  Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing Nationwide’s MTN program.  Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies.  These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters.  There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide’s consolidated financial position or results of operations in the future.

On November 20, 2007, Nationwide and Nationwide Retirement Solutions, Inc. (NRS) were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v NLIC, NRS, Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z.  The plaintiffs purport to represent a class of all participants in the Alabama State Employees Association (ASEA) plan, excluding members of the Board of Control during the Class Period and excluding ASEA’s directors, officers and board members during the class period.  The class period is the date from which Nationwide and/or NRS first made a payment to ASEA or PEBCO arising out of the funding agreement dated March 24, 2004 to the date class notice is provided.  The plaintiffs allege that the defendants breached their fiduciary duties, converted plan participants’ properties, and breached their contract when payments were made and the plan was administered under the funding agreement.  The complaint seeks a declaratory judgment, an injunction, disgorgement of amounts paid, compensatory and punitive damages, interest, attorneys’ fees and costs, and such other equitable and legal relief to which the plaintiffs and class members may be entitled.  On January 9, 2008, Nationwide and NRS filed a Notice of Removal to the United States District Court Northern District of Alabama, Southern Division.  On January 16, 2008, Nationwide and NRS filed a motion to dismiss.  On January 24, 2008, the plaintiffs filed a motion to remand.  On April 15, 2008, the Court remanded this case back to state court in Jefferson County, Alabama.  Nationwide and NRS intend to defend this case vigorously.

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On July 11, 2007, Nationwide was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al.  The plaintiff seeks to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries).  The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties.

The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  On October 12, 2007, Nationwide filed a motion to dismiss.  Oral argument occurred on April 4, 2008.  On April 11, 2008, the plaintiffs filed a Motion to Stay, Based on Primary Jurisdiction of U.S. Department of Labor.  Nationwide intends to defend this lawsuit vigorously.

On November 15, 2006, Nationwide was named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc.  The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The Class Period is from January 1, 1996 until the Class Notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, Nationwide filed a motion to dismiss.   On September 17, 2007, the Court granted the motion to dismiss. On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint.  On October 25, 2007, Nationwide filed its opposition to the plaintiff’s motion.  Nationwide continues to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the Court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The Court certified a class consisting of all residents of the United States and the Virgin Islands who, during the Class Period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the Class Period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The Class Period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. On April 30, 2007, Nationwide filed a motion for summary judgment. February 4, 2008, the Court entered its ruling on the parties’ pending motions for summary judgment. The Court granted Nationwide’s motion for summary judgment for some of the plaintiffs’ causes of action, including breach of contract claims on all decreasing term policies, plaintiff Carr’s individual claims for fraud by omission, violation of the Ohio Deceptive Trade Practices Act and all unjust enrichment claims. However, several claims against Nationwide remain, including plaintiff Carr’s individual claim for breach of contract and the plaintiff Class’ claims for breach of contract for the term life policies in 43 of 51 jurisdictions. The Court has requested additional briefing on Nationwide’s affirmative defense that the doctrine of voluntary payment acts as a defense to the breach of contract claims. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company.  Nationwide removed this case to the
United States District Court for the Southern District of Illinois on June 1, 2004.  On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation.  In response, on May 13, 2005, the plaintiff filed a first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of a Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity.  The first amended complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue

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statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts.  The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity.  The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs.  On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint.  The plaintiff appealed the District Court’s decision, and the issues have been fully briefed.  Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide and NFS, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class.  On September 25, 2007,  NFS’ and Nationwide's motion to dismiss the plaintiffs' fifth amended complaint was denied.  On October 12, 2007, NFS and Nationwide filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims.  On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and Nationwide’s amended counterclaims.  On November 15, 2007, the plaintiffs filed a motion for class certification.  On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to the Companies’ claim that it could recover any “disgorgement remedy” from plan sponsors.  On April 25, 2008, NFS and Nationwide filed their opposition to the plaintiffs’ motion for class certification.  NFS and Nationwide continue to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, Nationwide Investment Services Corporation, is not engaged in litigation of a material nature.

Waddell & Reed, Inc.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations.  While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts.

Financial Statements

The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-7 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  Please consider the consolidated financial statements of the company and subsidiaries only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company as affecting the investment performance of the assets of the separate account.

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Appendix A: Sub-Account Information

The Sub-Accounts listed below invest in corresponding mutual funds that are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term capital growth.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Fayez Sarofim
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

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Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Freedom 2010 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Freedom 2020 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Freedom 2030 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

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Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Adviser:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.

The Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 normally invests equal portions in the following underlying funds: Class I shares of Franklin Income Securities Funds; Mutual Shares Securities Fund; and Templeton Growth Securities Fund.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 for more information.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Templeton Global Income Securities Fund: Class 3
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	High current income consistent with preservation of capital, with capital appreciation as a secondary consideration.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - International Growth Portfolio: Service II Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Lehman Brothers Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal and, secondarily, total return.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide high total return (including income and capital gains) consistent with the preservation of capital.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Income and more price stability than stocks, and capital preservation over the long term. Seeks to maximize an investor’s level of current income and preserve the investor’s capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation through stocks.

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Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth- Income Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Lehman Brothers NVIT Core Plus Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Lehman Brothers Asset Management LLC
Investment Objective:	The fund seeks long-term total return.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The Fund seeks long-term total return.

Nationwide Variable Insurance Trust - NVIT Cardinal Aggressive Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in other NVIT underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

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Nationwide Variable Insurance Trust - NVIT Cardinal Balanced Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed income securities.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in other NVIT underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

Nationwide Variable Insurance Trust - NVIT Cardinal Capital Appreciation Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in other NVIT underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

Nationwide Variable Insurance Trust - NVIT Cardinal Conservative Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in other NVIT underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

Nationwide Variable Insurance Trust - NVIT Cardinal Moderate Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in other NVIT underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

Nationwide Variable Insurance Trust - NVIT Cardinal Moderately Aggressive Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in other NVIT underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

Nationwide Variable Insurance Trust - NVIT Cardinal Moderately Conservative Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderately conservative level of risk.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in other NVIT underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income.

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	To provide a high level of income as is consistent with the preservation of capital.

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Nationwide Variable Insurance Trust - NVIT Health Sciences Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	To match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

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Nationwide Variable Insurance Trust - NVIT Mid Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	NorthPointe Capital, LLC
Investment Objective:	Long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AIM Capital Management, Inc. and American Century Global Investment Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein Management; JP Morgan Investment Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management; Neuberger Berman Management Inc. and Wells Fargo Investment Management
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management, L.P., Wellington Management Company, LLP, and Deutsche Investment Management Americas Inc., doing business as Deutsche Asset Management
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc. and American Century Investment Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management; RiverSource Investment Management; Thompson, Siegel & Walmsley, Inc.
Investment Objective:	The fund seeks long-term capital growth.

50

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Oberweis Asset Management, Inc.; Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:
Aberdeen Asset Management, Inc.: American Century Investment Management Inc.; Gartmore Global Partners; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; Waddell & Reed Investment Management Company

Investment Objective:	Long-term growth of capital.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	Seeks to provide a high level of current income.

Nationwide Variable Insurance Trust - NVIT Technology and Communications Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT U.S. Growth Leaders Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term growth of capital.

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertibles into common stocks.

Nationwide Variable Insurance Trust - Van Kampen NVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Above average total return over a market cycle of three to five years.

Nationwide Variable Insurance Trust - Van Kampen NVIT Real Estate Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	The fund seeks current income and long-term capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.

51

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital growth and, secondarily, income.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

W&R Target Funds, Inc. - Asset Strategy Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

W&R Target Funds, Inc. - Balanced Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Current income with a secondary goal of long-term capital appreciation.

W&R Target Funds, Inc. - Bond Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Reasonable return with emphasis on preservation of capital.

W&R Target Funds, Inc. - Core Equity Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth and income.

W&R Target Funds, Inc. - Dividend Income Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Income and long-term capital growth.

W&R Target Funds, Inc. - Energy Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	To provide long-term capital appreciation.

52

W&R Target Funds, Inc. - Global Natural Resources Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Mackenzie Financial Corporation
Investment Objective:	Long-term growth.

W&R Target Funds, Inc. - Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth with a secondary objective of current income.

W&R Target Funds, Inc. - High Income Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High current income with secondary objective of capital growth.

W&R Target Funds, Inc. - International Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital appreciation and a secondary goal of current income.

W&R Target Funds, Inc. - International Value Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

W&R Target Funds, Inc. - Micro Cap Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Wall Street Associates
Investment Objective:	Long-term capital appreciation.

W&R Target Funds, Inc. - Mid Cap Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	To provide growth of your investment.

W&R Target Funds, Inc. - Money Market Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Maximum current income consistent with stability of principal.

W&R Target Funds, Inc. - Mortgage Securities Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	A high level of current income consistent with prudent investment risk.

W&R Target Funds, Inc. - Pathfinder Aggressive Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks maximum growth of capital consistent with a more aggressive level of risk.

The W & R Target Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for W & R Target Pathfinder Portfolios for more information.

53

W&R Target Funds, Inc. - Pathfinder Conservative Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a conservative level of risk.

The W & R Target Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for W & R Target Pathfinder Portfolios for more information.

W&R Target Funds, Inc. - Pathfinder Moderate Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a moderate level of risk.

The W & R Target Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for W & R Target Pathfinder Portfolios for more information.

W&R Target Funds, Inc. - Pathfinder Moderately Aggressive Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

The W & R Target Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for W & R Target Pathfinder Portfolios for more information.

W&R Target Funds, Inc. - Pathfinder Moderately Conservative Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.

The W & R Target Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for W & R Target Pathfinder Portfolios for more information.

W&R Target Funds, Inc. - Real Estate Securities Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	Total return through a combination of capital appreciation and current

W&R Target Funds, Inc. - Science and Technology Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital growth.

W&R Target Funds, Inc. - Small Cap Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.

W&R Target Funds, Inc. - Small Cap Value Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Black Rock Financial Management, Inc.
Investment Objective:	Long-term accumulation of capital.

W&R Target Funds, Inc. - Value Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital appreciation.

54

Appendix B: Definitions
Accumulation Unit – The measure of your investment in, or share of, a Sub-Account. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.
Attained Age – A person’s age based on their birthday nearest the Policy Date plus the number of full years since the Policy Date.  If the last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday. The Insured's issue age is shown in the Policy Data Pages.

Base Policy Specified Amount – The amount of Death Benefit coverage under the policy on the Policy Date, excluding any Rider Specified Amount.  Subsequent to the Policy Date, the Death Benefit coverage will equal or exceed this amount unless you request a decrease in the Base Policy Specified Amount or take a partial surrender.

Cash Surrender Value – The Cash Value, subject to Indebtedness and the surrender charge.
Cash Value – The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount we pay to the beneficiary upon the Insured’s death, before payment of any unpaid outstanding loan balances or charges.
Grace Period – A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Home Office – Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force – The insurance coverage is in effect.
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life we insure under the policy, and whose death triggers the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age 120.
Minimum Required Death Benefit – The amount of Proceeds that must be payable to you upon death of the Insured so that the policy qualifies as life insurance under the Code.
Net Amount At Risk – The policy’s base Death Benefit minus the policy’s Cash Value.
Net Asset Value (NAV) – The price each share of a mutual fund in which a Sub-Account invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Accumulation Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts.

Net Premium – Premium after transaction charges, but before any allocation to an investment option.

55

Policy Continuation Premium Amount – The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed Policy Continuation Provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.

Policy Data Page(s) – The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium – The amount of money you pay to begin and continue the policy.
Premium Load – The aggregate of the sales load and premium tax charges.
Premium Waiver Benefit – The benefit received under the Premium Waiver Rider. The benefit takes the form of a monthly credit to the policy upon the Insured’s total disability for 6 consecutive months not caused by a risk not assumed. The amount credited to the policy is the lesser of; the Premium you specified; or the average actual monthly Premiums you paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).

Returned Premium – Any return of Premium due to Internal Revenue Code Section 7702 or 7702A.
Rider – An optional benefit you may purchase under the policy.
SEC – The Securities and Exchange Commission.
Specified Amount – The dollar or face amount of insurance coverage the owner selects.
Sub-Accounts – The mechanism we use to account for your allocations of Net Premium and cash value among the policy’s variable investment options.
Substandard Rating – A risk classification based on medical and non-medical factors used to determine the cost or charge associated with issuing life insurance.  Substandard risks are in addition to, and are assessed at a higher cost or premium compared to, traditional factors for standard risks, which include age, sex and smoking habits of the insured. Substandard Ratings are shown on the Policy Data Page and are represented alphabetically, ranging from A to Z, with Z representing the highest rating.

Total Specified Amount – The sum of the Base Policy Specified Amount and the Additional Term Insurance Rider Specified Amount.
Us, we, our or the company – Nationwide Life Insurance Company
Valuation Period – The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

Waiver of Monthly Deduction Benefit – The benefit received under the Waiver of Monthly Deductions Rider. The benefit takes the form of a credit to the policy for the remainder of the policy year, of an amount necessary to keep the policy In Force.

You, your or the policy owner or Owner – The person named as the owner in the application, or the person assigned ownership rights.

56

Appendix C: Surrender Charge Examples

The information in the tables on this page is used to calculate the surrender charge for your policy based on the Specified Amount of your policy and your individual characteristics. The tables below are samples of the full tables provided in the Statement of Additional Information to this prospectus which is available on request.  The formula we use to calculate surrender charges is:

The maximum surrender charge ("SC") equals the lesser of (a) or (b), multiplied by (p); plus (c) multiplied by (d).  To calculate the actual surrender charge based on surrender in a particular policy year, multiply by (e) where:

(a)	= the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and

(b)	= Premiums paid by the policy owner during the first policy year

(p)	= is the surrender charge percentage in the range 22% - 95% which varies by issue age, sex, Total Specified Amount, and Death Benefit option; from the "Surrender Charge Percentage" chart below;

(c)	= the Specified Amount divided by 1,000;

(d)	= the applicable rate from the "Administrative Target Factor" chart below;

(e)	= the applicable percentage from the "Reduction of Surrender Charges" table in the "Surrender Charges" section of this prospectus.

Surrender Target Factor used in (a) of the formula above
Issue Age	Male	Female
2	2.039	1.637
35	8.963	7.542
36	9.419	7.919
65	45.353	35.495

Surrender Charge Percentage (p) in the formula above1
	Death Benefit Options 1 and 3
Issue Age	Band 2		Band 3		Band 4		Band 5
	M	F	M	F	M	F	M	F
2	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
35	0.95000	0.90081	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
36	0.95000	0.88055	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
65	0.89000	0.95000	0.94474	0.95000	0.94474	0.95000	0.94705	0.95000
	Death Benefit Option 2
Issue Age	Band 2	Band 3			Band 4		Band 5
	M	F	M	F	M	F	M	F
2	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
35	0.95000	0.90081	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
36	0.95000	0.88055	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
65	0.88382	0.95000	0.93894	0.95000	0.93894	0.95000	0.94184	0.95000

Administrative Target Factor (d) in the formula above1
Issue Age	Band 2	Band 3	Band 4	Band 5
2	6.00	4.00	4.00	4.00
35	7.50	4.50	4.50	4.50
36	7.50	4.55	4.55	4.55
65	7.50	5.00	5.00	5.00

1"Bands" in the tables correspond to particular ranges of Total Specified Amount.  If there are increases, they are added to the Total Specified Amount to determine the applicable Band:
Band 2 = Total Specified Amounts equal to or greater than $100,000 and less than $250,000.
Band 3 = Total Specified Amounts equal to or greater than $250,000 and less than $500,000.
Band 4 = Total Specified Amounts equal to or greater than $500,000 and less than $1,000,000.
Band 5 = Total Specified Amounts equal to or greater than $1,000,000.

57

The examples that follow are based on characteristics of the Insured used to calculate the maximum, minimum, and representative surrender charges shown in the "Transaction Fees" portion of the "In Summary:  Fee Tables" section of the prospectus.  They are based on the formula and example tables above.

The maximum Surrender Charge calculation assumes: the Insured is a male, issue age 65; the Specified Amount is $1,000,000 (Band 5); premiums paid in the first year are $100,000, Death Benefit Option 1; and a full surrender is taken during the first policy year.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)] x (e)

(a) = ($1,000,000 / 1,000) x 45.353 = $45,353.00	(c) = $1,000,000 / 1,000 = $1000
(b) = $100,000	(d) = 5.00
(p) = 0.94705	(e) = 100%

(a) is less than (b), so:

SC = [$45,353.00 x (0.94705) + $1,000 x 5.00] x 100%

     = [$42,951.56 + $5,000] x 100%

     = $47,951.56 which corresponds to $47.96 per $1,000 of Specified Amount ($47,951.56 / $1000).

Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 57+, = 60.0%

SC = $47,951.56 x 60.0% = $28,770.94 which corresponds to $28.78 per $1,000 of Specified Amount ($28,770.94 / $1000).

The minimum Surrender Charge calculation assumes: the Insured is a female; issue age 2, non-tobacco;the Specified Amount is $10,000,000 (Band 5); minimum required premiums paid in the first year of $2,607.14; Death Benefit Option 1; and a full surrender is taken during the 10th  policy year.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)] x (e)

(a) = ($10,000,000 / 1,000) x 1.637 = $16,370.00	(c) = $10,000,000 / 1000 = $10,000
(b) = $2,607.14	(d) = 4.00
(p) = 0.95	(e) = 10.0%

(b) is less than (a), so:

SC = [$2,607.14 x (0.95) + $10,000 x 4.00] x 10.0%

     = [$2,476.78 + $40,000] x 10.0%

     = $42,476.78 x 10.0%

     = $4,247.68 which corresponds to $0.43 per $1,000 of Specified Amount ($4,247.68 /$10,000).

The representative surrender charge calculation assumes:  the Insured is a male, issue age 35; the Specified Amount is $500,000 (Band 4); premiums paid in the first year are $7,000; Death Benefit Option 1; and a complete surrender of the policy in any of the first three policy years.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)] x (e)

(a) = ($500,000 / 1,000) x 8.963 = $4,481.50	(c) = $500,000 / 1,000 = $500
(b) = $7,000	(d) = 4.50
(p) = 0.95	(e) = 100%

(a) is less than (b), so:

SC = [$4,481.50x (0.95) + $500 x 4.50] x 100%

     = [$4,257.43 + $2,250] x 100%

     = $6,507.43 which corresponds to $13.02 per $1,000 of Specified Amount ($6,507.43 / $500).

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Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 0-56, = 80.0%

SC = $6,507.43 x 80.0% = $5,205.94 which corresponds to $10.42 per $1,000 of Specified Amount ($5,205.94 / $500).

The following example shows the impact of a Specified Amount increase prior to a complete surrender of the policy.  The surrender charge is calculated separately for the initial Specified amount and each increase.

For this example, assume:  the Insured is a male, issue age 35; the Specified Amount is $100,000 (Band 2); premiums paid in the first year are $6,000; the Policy Date is January 1, 2005; and the policy is completely surrendered in the first year.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)]] x (e)

(a) = ($100,000 / 1,000) x 8.963 = $896.30	(c) = $100,000 / 1,000 = $100
(b) = $6,000	(d) = 7.50
(p) = 0.95	(e) = 100%

(a) is less than (b), so:

SC = [$896.30 x (0.95) + $100 x 7.50] x 100%

= [$851.49 + $750.00] x 100%

= $1,601.49 which corresponds to $16.02 per $1,000 of Specified Amount ($1,601.49 / $100).

Now assume the policy was not actually surrendered, and a Specified Amount increase of $100,000 is requested and becomes effective in the second policy year, on July 1, 2010.  (Note that the Attained Age of the person at the time the increase is issued is age 36 for purposes of finding the correct factors in the tables.  Also, note that Band 2 is applicable because the Total Specified Amount $200,000 is used to determine Band).  The first year premium paid applicable to the increase is $1,000. To calculate the surrender charge attributable to the increase, assume it is surrendered in the first year.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)] x (e)

(a) = ($100,000 / 1,000) x 9.419 = $941.90	(c) = $100,000 / 1000 = $100
(b) = $1,000	(d) = 7.50
(p) = 0.95	(e) = 100%

(a) is less than (b), so:

SC = [[$941.90 x (0.95) + $100 x 7.50] x 100%

= [$894.81 + $750.00] x 100%

= $1,644.81 which corresponds to $16.45 per $1,000 of Specified Amount ($1,644.81 / $100).

Now assume the policy is completely surrendered in the seventh policy year on March 1, 2015.

For the $100,000 initial Specified Amount, (e), issue age 0-56, = 60.0%, the applicable surrender charge is:

SC = $1,601.49 x 60.0% = $960.89 which corresponds to $9.61 per $1,000 of Specified Amount ($960.89 / $100).

For the $100,000 Specified Amount increase, (e), issue age 0-56, = 80.0%, (Note that even though the policy is being surrendered in the seventh year, more than four and less than five full years have passed since the date of the increase, so the fifth year surrender charge reduction percentage applies to that portion of Specified Amount.) the applicable surrender charge is:

SC = $1,644.81 x 80.0% = $1,315.85 which corresponds to $13.16 per $1,000 of Specified Amount ($1,315.85 / $100).

The combined surrender charge for a complete surrender of the policy in the seventh year is equal to:

SC = $960.89 + $1,315.85 = $2,276.74 which corresponds to $11.39 per $1,000 of Specified Amount ($2,276.74 / $200)

59

The following surrender charge examples show the impact of a change of death benefit option.  To start, the calculation  assumes: the Insured is a male; issue age 65; the Specified Amount is $100,000 (Band 2); Death Benefit Option 1; and premiums paid in the first year are $6,000; and the policy is completely surrendered in the fifth year.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)]] x (e)

(a) = ($100,000 / 1,000) x 45.353 = $4,535.3	(c) = $100,000 / 1000 = $100
(b) = $6,000	(d) = 7.50
(p) = 0.89	(e) = 60%

(a) is less than (b), so:

SC = [$4,535.3 x (0.89) + $100 x 7.50] x 60%

= [$4,036.42+ $750] x 60%

= $4,786.42 x 60%

= $2,871.85 which corresponds to $28.72 per $1,000 of Specified Amount ($2,871.85 / $100).

Now assume that a death benefit option switch from 1 to 2 took place in the third year and then the policy was surrendered in the fifth year. The maximum surrendered charge is recalculated assuming that at the time the coverage originally became effective the death benefit option was 2.

For this example, the Insured is a male; issue age 65 (when the coverage became effective); the Specified Amount is $100,000 (Band 2); Death Benefit Option 2; and premiums paid in the first year are $6,000; and the policy is completely surrendered in the fifth year.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)]] x (e)

(a) = ($100,000 / 1,000) x 45.353 = $4,535.3	(c) = $100,000 / 1000 = $100
(b) = $6,000	(d) = 7.50
(p) = 0.88382	(e) = 60%

(a) is less than (b), so:

SC = [$4,535.3 x (0.88382) + $100 x 7.50] x 60%

= [$4,008.39+ $750] x 60%

= $4,758.39 x 60%

= $2,855.03 which corresponds to $28.56 per $1,000 of Specified Amount ($2,855.03 / $100).

60

Appendix D: Underwriting and Distribution Charge Rates and Examples

The following chart details the guaranteed maximum Underwriting and Distribution Charge rates on a per $1,000 of Base Policy Specified Amount.  Rates in this table may be rounded to the nearest one-hundredth decimal place.

The applicable Underwriting and Distribution Charge rate is set on the Policy Date or effective date of any Specified Amount increase based on three factors:

•	the insured's Attained Age;

•	the Death Benefit option in effect; and

•	the applicable rate tier based on the Base Policy Specified Amount at the time of determination.

	Death Benefit Options 1			Death Benefit Option 2
Base Policy Specified Amount Tier(s)	up to $250,000	$250,000 to $500,000	$500,000 and above	up to $250,000	$250,000 to $500,000	$500,000 and above

Insured's Attained Age1
0	0.09	0.09	0.04	0.09	0.09	0.08
1	0.09	0.09	0.04	0.09	0.09	0.09
2	0.09	0.09	0.05	0.09	0.09	0.09
3	0.09	0.09	0.05	0.09	0.09	0.09
4	0.09	0.09	0.05	0.09	0.09	0.09
5	0.09	0.09	0.05	0.09	0.09	0.09
6	0.10	0.10	0.05	0.10	0.10	0.09
7	0.10	0.10	0.05	0.10	0.10	0.10
8	0.10	0.10	0.06	0.10	0.10	0.10
9	0.10	0.10	0.06	0.10	0.10	0.10
10	0.10	0.10	0.06	0.10	0.10	0.10
11	0.10	0.10	0.06	0.10	0.10	0.10
12	0.11	0.11	0.06	0.11	0.11	0.10
13	0.11	0.11	0.06	0.11	0.11	0.11
14	0.11	0.11	0.07	0.11	0.11	0.11
15	0.11	0.11	0.07	0.11	0.11	0.11
16	0.11	0.11	0.07	0.11	0.11	0.11
17	0.11	0.11	0.07	0.11	0.11	0.11
18	0.12	0.12	0.07	0.12	0.12	0.11
19	0.12	0.12	0.07	0.12	0.12	0.12
20	0.12	0.12	0.08	0.12	0.12	0.12
21	0.12	0.12	0.08	0.12	0.12	0.12
22	0.12	0.12	0.08	0.12	0.12	0.12
23	0.12	0.12	0.08	0.12	0.12	0.12
24	0.13	0.13	0.08	0.13	0.13	0.12
25	0.13	0.13	0.08	0.13	0.13	0.13
26	0.13	0.13	0.08	0.13	0.13	0.13
27	0.13	0.13	0.08	0.13	0.13	0.13
28	0.13	0.13	0.08	0.13	0.13	0.13
29	0.14	0.14	0.08	0.14	0.14	0.14
30	0.14	0.14	0.08	0.14	0.14	0.14
31	0.14	0.14	0.08	0.14	0.14	0.14

1  The applicable Attained Age is the Policy Date for the initial Base Policy Specified Amount or the effective date of a Base Policy Specified Amount increase.  If the charge is adjusted for a change in Death Benefit option from Death Benefit Option 1 to Death Benefit Option 2, the applicable rates will be based on the insured's age on the Policy Date or increase effective date(s), and will apply from the effective date of the Death Benefit option change.

61

32	0.15	0.15	0.08	0.15	0.15	0.14
33	0.15	0.15	0.08	0.15	0.15	0.15
34	0.15	0.15	0.08	0.15	0.15	0.15
35	0.15	0.15	0.08	0.15	0.15	0.15
36	0.16	0.16	0.09	0.16	0.16	0.15
37	0.16	0.16	0.10	0.16	0.16	0.15
38	0.17	0.16	0.10	0.17	0.17	0.16
39	0.17	0.16	0.11	0.17	0.17	0.16
40	0.18	0.16	0.12	0.18	0.18	0.16
41	0.18	0.17	0.12	0.18	0.18	0.16
42	0.19	0.17	0.13	0.19	0.19	0.16
43	0.19	0.17	0.14	0.19	0.19	0.16
44	0.19	0.17	0.14	0.19	0.19	0.17
45	0.20	0.18	0.15	0.20	0.20	0.17
46	0.20	0.18	0.15	0.20	0.20	0.17
47	0.21	0.18	0.16	0.21	0.21	0.18
48	0.21	0.18	0.16	0.21	0.21	0.19
49	0.21	0.19	0.16	0.21	0.21	0.19
50	0.22	0.19	0.16	0.22	0.22	0.20
51	0.22	0.19	0.17	0.22	0.22	0.21
52	0.22	0.19	0.17	0.22	0.22	0.21
53	0.23	0.20	0.17	0.23	0.23	0.22
54	0.23	0.20	0.17	0.23	0.23	0.23
55	0.23	0.20	0.18	0.23	0.23	0.23
56	0.24	0.21	0.19	0.25	0.25	0.24
57	0.25	0.23	0.20	0.26	0.26	0.25
58	0.26	0.24	0.21	0.28	0.28	0.26
59	0.27	0.25	0.23	0.29	0.29	0.27
60	0.28	0.27	0.24	0.30	0.30	0.28
61	0.29	0.28	0.25	0.32	0.32	0.29
62	0.30	0.29	0.26	0.33	0.33	0.30
63	0.31	0.31	0.28	0.35	0.35	0.31
64	0.32	0.32	0.29	0.36	0.36	0.32
65	0.33	0.33	0.30	0.38	0.38	0.33
66	0.34	0.34	0.31	0.38	0.38	0.34
67	0.34	0.34	0.31	0.38	0.38	0.34
68	0.35	0.35	0.32	0.38	0.38	0.34
69	0.35	0.35	0.32	0.38	0.38	0.34
70	0.35	0.35	0.33	0.38	0.38	0.34
71	0.36	0.36	0.33	0.38	0.38	0.34
72	0.36	0.36	0.34	0.38	0.38	0.35
73	0.37	0.37	0.34	0.38	0.38	0.35
74	0.37	0.37	0.35	0.38	0.38	0.35
75	0.38	0.38	0.35	0.38	0.38	0.35
76	0.38	0.38	0.35	0.38	0.38	0.35
77	0.38	0.38	0.36	0.38	0.38	0.36
78	0.38	0.38	0.36	0.38	0.38	0.36
79	0.38	0.38	0.36	0.38	0.38	0.36
80	0.38	0.38	0.36	0.38	0.38	0.36
81	0.39	0.39	0.37	0.39	0.39	0.37
82	0.39	0.39	0.37	0.39	0.39	0.37
83	0.39	0.39	0.37	0.39	0.39	0.37
84	0.39	0.39	0.37	0.39	0.39	0.37
85	0.39	0.39	0.38	0.39	0.39	0.38

62

The monthly underwriting and distribution charge is calculated using the rates in the table above as follows:

•	the lesser of $250,000 or the Base Policy Specified Amount ("BPSA") multiplied by applicable Tier 1 rate; plus

•	any Base Policy Specified Amount above $250,000 up to, and including, $500,000 multiplied by the applicable Tier 2 rate; plus

•	any Base Policy Specified Amount above $500,000 multiplied by the applicable Tier 3 rate; divided by

•	$1.000.

This is also expressed by the following formula:

[Minimum of ($250,000 and BPSA) x Tier 1 rate + Minimum of ((Maximum of ($0.00 and BPSA - $250,000)) and $250,000) x Tier 2 rate + Maximum of ($0.00 and BPSA - $500,000) x Tier 3 rate] / $1,000

The maximum underwriting and distribution charge shown in the In Re Summary: Fee Tables is $0.40 per $1,000 of Base Policy Specified Amount.  This is based on the following assumptions: the Insured is issue age 85; any sex; Death Benefit Option 2; with a Base Policy Specified Amount of $250,000.

The monthly charge = [$250,000 x 0.39] / $1,000

 = [$97,500] / $1,000

=$97.50 or $0.39 per $1,000 of Base Policy Specified Amount ($97.50 / 250).

The minimum underwriting and distribution charge shown in the In Re Summary: Fee Tables is $0.043 per $1,000 of Base Policy Specified Amount.  This is based on the following assumptions: the Insured is issue age 0; any sex; Death Benefit Option 1; with a Base Policy Specified Amount of $10,000,000.

The monthly charge = [($250,000 x 0.09) + ($250,000 x 0.09) + (($10,000,000 - $500,000) x 0.04)] / $1,000

 = [($250,000 x 0.09) + ($250,000 x 0.09) + ($9,500,000 x 0.04)] / $1,000

= [$22,500 + $22,500 + $380,000] / $1,000

= $425,000 / $1,000

=$425 or $0.05 per $1,000 of Base Policy Specified Amount ($425 / 10,000).

The following monthly underwriting and distribution charge examples show the impact of a Base Policy Specified Amount increase and a change of death benefit option.  To start, the calculation assumes: the Insured is a male, issue age 55, Death Benefit Option 1 is elected, and the Base Policy Specified Amount is $400,000 on the Policy Date.

The monthly charge = [($250,000 x 0.23) + (($400,000 – 250,000) x 0.20)] / $1,000

 = [($250,000 x 0.23) + ($150,000) x 0.20)] / $1,000

 = [($57,500) + ($30,000)] / $1,000

 = $87,500 / $1,000

 = $87.50 or $0.22 per $1,000 of Base Policy Specified Amount ($87.50 / 400)

Now assume a Base Policy Specified Amount increase of $250,000 when the Insured reaches Attained Age 60, Death Benefit Option 1 is still in effect.  The Base Policy Specified amount is now $650,000.  The Tier rates used for the initial Base Policy Specified Amount remain in effect for that portion and the charge for that $400,000 of the Base Policy Specified Amount remains $87.50.  The charge for the increase is calculated separately, but the increase amount is added to the initial Base Policy Specified Amount to determine the applicable Tier rate(s) are based on the full Base Policy Specified Amount.

The first $100,000 of the increase is in Tier 2 (BPSA > $250,000, and < $500,000) and the remaining $150,000 is in Tier 3
(BPSA > $500,000).

63

The monthly charge for the increase only = [($100,000 x 0.27) + ($150,000 x 0.24)] / $1,000

 = [($27,000) + ($36,000)] / $1,000

= $63,000 / $1,000

 = $63.00 or $0.26 per $1,000 of the Base Policy Specified Amount increase ($63 / 250)

The total monthly underwriting and distribution charge from the effective date of the increase = $87.50 + $63.00 = $150.50 or $0.24 per $1,000 of Base Policy Specified Amount ($150.50 / 650).

Now assume the Death Benefit is changed from Death Benefit Option 1 to Death Benefit Option 2 when the Insured reaches Attained Age 63.

The Tier rates used are the rates for the Insured’s Attained Age at the time coverage originally became effective.  In this example, the original Base Policy Specified Amount, $400,000 in Tiers 1 and 2, became effective at the Insured’s Attained Age 55, and the $250,000 increase in Tiers 2 and 3, became effective at the Insured’s Attained Age 60.  The rates used are the Death Benefit Option 2 rates to reflect the change of Death Benefit option.

The monthly charge = [($250,000 x 0.23) + (($150,000 x 0.23) + ($100,000 x 0.30) + ($150,000 x 0.28)] / $1,000

 = [($57,500) + ($34,500) + ($30,000) + ($42,000)] / $1,000

 = $164,000 / $1,000

 = $164.00 or $0.26 per $1,000 of Base Policy Specified Amount ($164 / 650).

64

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net cash surrender values, and cash values, and to request other information about this policy please call our Service Center at 1-800-547-7548 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-D4, Dublin, OH 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-8090. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-21610.

Securities Act of 1933 Registration File No. 333-149295.

Nationwide VLI Separate Account-7
(Registrant)

Nationwide Life Insurance Company
(Depositor)

5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522
1-800-547-7548
TDD: 1-800-238-3035

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Adjustable Variable Universal Life Insurance Policies

This Statement of Additional Information ("SAI'') contains additional information regarding the individual flexible premium adjustable variable universal life insurance policy offered by Nationwide Life Insurance Company ("Nationwide").  This SAI is not a prospectus and should be read together with the policy prospectus dated July 8, 2008 and the prospectuses for the mutual funds.  The prospectus is incorporated by reference in this SAI.  You may obtain a copy of these prospectuses FREE OF CHARGE by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is July 8, 2008.

Nationwide Life Insurance Company

We are a stock life insurance company organized under the laws of the State of Ohio in March 1929 with our Home Office at One Nationwide Plaza, Columbus, Ohio 43215.  We provide life insurance, annuities and retirement products.  We are admitted to do business in all states, the District of Columbia and Puerto Rico.  Nationwide is a member of the Nationwide group of companies and all of our common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company.  NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS.  Nationwide Corporation is a holding company, as well.  All of the common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.  On March 10, 2008, NFS announced that it received an offer from Nationwide Mutual, Nationwide Mutual Fire and Nationwide Corporation to acquire by merger all of NFS’ outstanding publicly held shares of Class A common stock for $47.20 per share in cash.  NFS’ board of directors has appointed a special committee of the board, comprised entirely of independent, non-affiliated directors, to consider the proposal.  The Nationwide group of companies is one of America’s largest insurance and financial services family of companies, with combined assets of over $160 billion as of December 31, 2007.

Nationwide VLI Separate Account-7

Nationwide VLI Separate Account-7 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans.  We established the separate account on August 3, 2004 pursuant to Ohio law.  Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 the SEC does not supervise our management or the management of the variable account. We serve as the custodian of the assets of the variable account.

Nationwide Investment Services Corporation (NISC)

The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of

1

Nationwide.  For contract issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.

The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold.  Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed 99% of the target premium plus15% of any excess premium payments.  We pay gross renewal commissions in years 2 through 10 on the sale of the policies provided by NISC that will not exceed 15% of actual premium payment, and that will not exceed 5% in policy years 11 and thereafter.

We paid no underwriting commissions to NISC for this separate account in 2007.

Waddell & Reed, Inc.

The policies are distributed by Waddell & Reed, Inc., located at 6300 Lamar Ave., Overland Park, KS 66202.  Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold.  Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed, Inc. will not exceed 99% of the target premium plus 3% of any excess premium payments.  We pay gross renewal commissions in years 2 through 10 on the sale of the policies provided by Waddell & Reed, Inc. that will not exceed 14% of actual premium payment, and that will not exceed 2% in policy years 11 and thereafter.  We have paid no underwriting commissions to Waddell & Reed, Inc. for each of this separate account's last three fiscal years.

Services

We have responsibility for administration of the policies and the variable account.  We also maintain the records of the name, address, taxpayer identification number, and other pertinent information for each policy owner and the number and type of policy issued to each policy owner and records with respect to the policy value of each policy.

We are the custodian of the assets of the variable account.  We will maintain a record of all purchases and redemption of shares of the mutual funds.  We or our affiliates may have entered into agreements with either the investment adviser or distributor for the mutual funds.  The agreements relate to administrative services we or our affiliate furnish.   Some of the services provided include distribution of underlying fund prospectuses, semi-annual and annual fund reports, proxy materials and fund communications, as well as maintaining the websites and voice response systems necessary for contract owners to execute trades in the funds.  We also act as a limited agent for the fund for purposes of accepting the trades.  For these services the funds agree to pay us an annual fee based on the average aggregate net assets of the variable account (and other separate accounts of Nationwide or life insurance company subsidiaries of Nationwide) invested in the particular fund.

We take these anticipated fee payments into consideration when determining the expenses necessary to support the policies.  Without these payments, policy charges would be higher.  Only those funds that agree to pay us a fee will be offered in the policy.  Generally, we expect to receive somewhere between 0.10% to 0.45% (an annualized rate of the daily net assets of the variable account) from the funds offered in the policies.  What is actually received depends upon many factors, including but not limited to the type of fund (i.e., money market funds generally pay less revenue than other fund types) and the actual services rendered to the fund company.

Independent Registered Public Accounting Firm

The financial statements of Nationwide VLI Separate Account-7 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit report of KPMG LLP covering the December 31, 2007 consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries contains an explanatory paragraph that states that Nationwide Life Insurance Company adopted the American Institute of Certified Public Accountants' Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts, in 2007.  KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio 43215.

Underwriting Procedure

We underwrite the policies issued through Nationwide VLI Separate Account-7.  The policy's cost of insurance depends upon the Insured's sex, issue age, underwriting class, any Substandard Rating, and the duration of time the policy has been In Force.  The rates will vary depending upon tobacco use and other risk factors.  Monthly cost of insurance rates will not exceed those guaranteed in the policy.  Guaranteed cost of insurance rates are based on the 2001 Commissioners’ Standard Ordinary Mortality Table, Age Nearest Birthday (2001 CSO).  Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the standard guaranteed cost of insurance rate on a standard basis.  That is, standard guaranteed cost of

2

insurance rates for substandard risks are guaranteed cost of insurance rates for standard risks times a percentage greater than 100%.  These mortality tables are sex-distinct.  In addition, separate mortality tables will be used for tobacco and non-tobacco.  We may deduct a "flat extra charge," which is an additional constant charge per $1,000 of Specified Amount, for certain activities or medical conditions of the Insured.  We apply the same flat extra charge to all Insureds that engage in the same activity or have the same medical condition irrespective of their sex, issue age, underwriting class, or Substandard Rating, if any.

Mortality tables are unisex for policies issued in the State of Montana and group or sponsored arrangements (including our employees and their family members).

The rate class of an insured may affect the cost of insurance rate.  We currently place insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk.  In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks.  Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time.  The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis.  The unisex rates will be higher than those applicable to females and lower than those applicable to males.  If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes.  The actual charges made during the policy year will be shown in the annual report delivered to policy owners.

Maximum Surrender Charge Calculation

The maximum surrender charge under the policy is based on the following calculation.  Examples of how to calculate the surrender charge for your policy are provided in "Appendix C of the prospectus."

Maximum Surrender Charge equals:  the lesser of (a) or (b), multiplied by (p); plus (c) multiplied by (d).  To calculate the actual surrender charge based on surrender in a particular policy year, multiply by (e) where:

(a)	= the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and

(b)	= Premiums paid by the policy owner during the first policy year

(p)	= is the surrender charge percentage in the range 22% - 95% which varies by issue age, sex, Total Specified Amount, and Death Benefit option; from the "Surrender Charge Percentage" chart below;

(c)	= the Specified Amount divided by 1,000;

(d)	= the applicable rate from the "Administrative Target Factor" chart below;

(e)	= the applicable percentage from the "Reduction of Surrender Charges" table in the "Surrender Charges" section of this prospectus.

The Surrender Target Factor allows the company to account for the probability that our costs incurred in the sales process will not be recouped.  The Administrative Target Factor allows the company to account for the probability (at various ages) that death will occur and no Surrender Charge will be recouped.  The Surrender Charge Percentage allows the company to vary the amount of surrender target factor by issue age, sex, Specified Amount, and Death Benefit option.

Surrender Target Factor
Issue Age	Male	Female	Age	Male	Female	Age	Male	Female	Age	Male	Female
0	1.917	1.508	23	5.180	4.253	46	15.715	13.098	69	57.533	44.483
1	1.967	1.575	24	5.408	4.456	47	16.555	13.794	70	61.214	47.151
2	2.039	1.637	25	5.647	4.669	48	17.444	14.527	71	65.204	50.016
3	2.125	1.708	26	5.900	4.894	49	18.394	15.302	72	69.535	53.091
4	2.221	1.786	27	6.165	5.131	50	19.411	16.118	73	74.176	56.393
5	2.325	1.868	28	6.444	5.380	51	20.496	16.978	74	79.176	59.946
6	2.436	1.955	29	6.740	5.642	52	21.654	17.884	75	84.594	63.775
7	2.552	2.047	30	7.055	5.919	53	22.886	18.838	76	90.474	67.909
8	2.674	2.143	31	7.391	6.211	54	24.195	19.843	77	96.879	72.382
9	2.803	2.243	32	7.749	6.518	55	25.582	20.903	78	103.836	77.234
10	2.938	2.349	33	8.129	6.842	56	27.049	22.020	79	111.356	82.512
11	3.081	2.460	34	8.534	7.183	57	28.604	23.197	80	119.438	88.272
12	3.230	2.577	35	8.963	7.542	58	30.252	24.438	81	128.132	94.582
13	3.384	2.698	36	9.419	7.919	59	32.018	25.747	82	137.421	101.353
14	3.543	2.823	37	9.901	8.317	60	33.911	27.134	83	147.421	108.605
15	3.707	2.955	38	10.412	8.736	61	35.934	28.605	84	158.220	116.462

3

16	3.872	3.092	39	10.953	9.179	62	38.087	30.168	85	169.864	124.985
17	4.040	3.235	40	11.526	9.649	63	40.370	31.830
18	4.209	3.384	41	12.132	10.145	64	42.787	33.603
19	4.385	3.541	42	12.773	10.671	65	45.353	35.495
20	4.568	3.706	43	13.451	11.228	66	48.082	37.517
21	4.761	3.879	44	14.166	11.817	67	51.001	39.681
22	4.965	4.061	45	14.920	12.439	68	54.143	41.998

Administrative Target Factor

"Bands" as used in the Administrative Target Factor table below correspond to particular ranges of Total Specified Amount:  Band 2 = Total Specified Amounts equal to or greater than $100,000 and less than $250,000; Band 3 = Total Specified Amounts equal to or greater than $250,000 and less than $500,000; Band 4 = Total Specified Amounts equal to or greater than $500,000 and less than $1,000,000; and Band 5 = Total Specified Amounts equal to or greater than $1,000,000.

Age	Band 2	Band 3	Band 4	Band 5	Age	Band 2	Band 3	Band 4	Band 5
0	6.00	4.00	4.00	4.00	43	7.50	4.90	4.90	4.90
1	6.00	4.00	4.00	4.00	44	7.50	4.95	4.95	4.95
2	6.00	4.00	4.00	4.00	45	7.50	5.00	5.00	5.00
3	6.00	4.00	4.00	4.00	46	7.50	5.00	5.00	5.00
4	6.00	4.00	4.00	4.00	47	7.50	5.00	5.00	5.00
5	6.00	4.00	4.00	4.00	48	7.50	5.00	5.00	5.00
6	6.00	4.00	4.00	4.00	49	7.50	5.00	5.00	5.00
7	6.00	4.00	4.00	4.00	50	7.50	5.00	5.00	5.00
8	6.00	4.00	4.00	4.00	51	7.50	5.00	5.00	5.00
9	6.00	4.00	4.00	4.00	52	7.50	5.00	5.00	5.00
10	6.00	4.00	4.00	4.00	53	7.50	5.00	5.00	5.00
11	6.00	4.00	4.00	4.00	54	7.50	5.00	5.00	5.00
12	6.00	4.00	4.00	4.00	55	7.50	5.00	5.00	5.00
13	6.00	4.00	4.00	4.00	56	7.50	5.00	5.00	5.00
14	6.00	4.00	4.00	4.00	57	7.50	5.00	5.00	5.00
15	6.00	4.00	4.00	4.00	58	7.50	5.00	5.00	5.00
16	6.00	4.00	4.00	4.00	59	7.50	5.00	5.00	5.00
17	6.00	4.00	4.00	4.00	60	7.50	5.00	5.00	5.00
18	6.00	4.00	4.00	4.00	61	7.50	5.00	5.00	5.00
19	6.00	4.00	4.00	4.00	62	7.50	5.00	5.00	5.00
20	6.00	4.00	4.00	4.00	63	7.50	5.00	5.00	5.00
21	6.00	4.00	4.00	4.00	64	7.50	5.00	5.00	5.00
22	6.00	4.00	4.00	4.00	65	7.50	5.00	5.00	5.00
23	6.00	4.00	4.00	4.00	66	7.60	5.15	5.15	5.15
24	6.00	4.00	4.00	4.00	67	7.70	5.30	5.30	5.30
25	6.00	4.00	4.00	4.00	68	7.80	5.45	5.45	5.45
26	6.15	4.05	4.05	4.05	69	7.90	5.60	5.60	5.60
27	6.30	4.10	4.10	4.10	70	8.00	5.75	5.75	5.75
28	6.45	4.15	4.15	4.15	71	8.10	5.90	5.90	5.90
29	6.60	4.20	4.20	4.20	72	8.20	6.05	6.05	6.05
30	6.75	4.25	4.25	4.25	73	8.30	6.20	6.20	6.20
31	6.90	4.30	4.30	4.30	74	8.40	6.35	6.35	6.35
32	7.05	4.35	4.35	4.35	75	8.50	6.50	6.50	6.50
33	7.20	4.40	4.40	4.40	76	8.55	6.65	6.65	6.65
34	7.35	4.45	4.45	4.45	77	8.60	6.80	6.80	6.80
35	7.50	4.50	4.50	4.50	78	8.65	6.95	6.95	6.95
36	7.50	4.55	4.55	4.55	79	8.70	7.10	7.10	7.10
37	7.50	4.60	4.60	4.60	80	8.75	7.25	7.25	7.25
38	7.50	4.65	4.65	4.65	81	8.80	7.40	7.40	7.40
39	7.50	4.70	4.70	4.70	82	8.85	7.55	7.55	7.55
40	7.50	4.75	4.75	4.75	83	8.90	7.70	7.70	7.70
41	7.50	4.80	4.80	4.80	84	8.95	7.85	7.85	7.85
42	7.50	4.85	4.85	4.85	85	9.00	8.00	8.00	8.00

4

Surrender Charge Percentage
"Bands" as used in the Administrative Target Factor table below correspond to particular ranges of Total Specified Amount:  Band 2 = Total Specified Amounts equal to or greater than $100,000 and less than $250,000; Band 3 = Total Specified Amounts equal to or greater than $250,000 and less than $500,000; Band 4 = Total Specified Amounts equal to or greater than $500,000 and less than $1,000,000; and Band 5 = Total Specified Amounts equal to or greater than $1,000,000.

Issue	Death Benefit Options 1
Age	Band 2		Band 3		Band 4		Band 5
	Male	Female	Male	Female	Male	Female	Male	Female
0	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
1	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
2	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
3	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
4	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
5	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
6	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
7	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
8	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
9	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
10	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
11	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
12	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
13	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
14	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
15	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
16	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
17	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
18	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
19	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
20	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
21	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
22	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
23	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
24	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
25	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
26	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
27	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
28	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
29	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
30	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
31	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
32	0.95000	0.94556	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
33	0.95000	0.92659	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
34	0.95000	0.91186	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
35	0.95000	0.90081	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
36	0.95000	0.88055	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
37	0.95000	0.86462	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
38	0.95000	0.85263	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
39	0.95000	0.84461	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
40	0.95000	0.83996	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
41	0.95000	0.83860	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
42	0.95000	0.84014	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
43	0.95000	0.84437	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
44	0.95000	0.85102	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
45	0.95000	0.85987	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
46	0.95000	0.88213	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
47	0.95000	0.90492	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000

5

48	0.95000	0.92810	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
49	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
50	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
51	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
52	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
53	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
54	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
55	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
56	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
57	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
58	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
59	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
60	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
61	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
62	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
63	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
64	0.94444	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
65	0.89000	0.95000	0.94474	0.95000	0.94474	0.95000	0.94705	0.95000
66	0.83649	0.95000	0.88745	0.95000	0.88745	0.95000	0.89000	0.95000
67	0.78614	0.95000	0.83320	0.95000	0.83320	0.95000	0.83516	0.95000
68	0.73819	0.95000	0.78159	0.95000	0.78159	0.95000	0.78339	0.95000
69	0.69250	0.89566	0.73247	0.94736	0.73247	0.94736	0.73412	0.94949
70	0.64879	0.84230	0.68555	0.89002	0.68555	0.89002	0.68705	0.89197
71	0.60715	0.79152	0.64089	0.83551	0.64089	0.83551	0.64226	0.83730
72	0.56752	0.74330	0.59844	0.78380	0.59844	0.78380	0.59969	0.78543
73	0.53031	0.69754	0.55862	0.73478	0.55862	0.73478	0.55975	0.73627
74	0.49522	0.65409	0.52112	0.68829	0.52112	0.68829	0.52214	0.69000
75	0.46201	0.61284	0.48566	0.64420	0.48566	0.64420	0.48659	0.64543
76	0.43132	0.57464	0.45232	0.60262	0.45232	0.60262	0.45316	0.60374
77	0.40218	0.53829	0.42076	0.56316	0.42076	0.56316	0.42152	0.56418
78	0.37465	0.50369	0.39102	0.52570	0.39102	0.52570	0.39170	0.52662
79	0.34880	0.47074	0.36317	0.49013	0.36317	0.49013	0.36379	0.49096
80	0.32469	0.43933	0.33725	0.45633	0.33725	0.45633	0.33780	0.45707
81	0.30219	0.40938	0.31312	0.42419	0.31312	0.42419	0.31361	0.42485
82	0.28132	0.38144	0.29078	0.39426	0.29078	0.39426	0.29122	0.39486
83	0.26183	0.35541	0.26997	0.36646	0.26997	0.36646	0.27036	0.36699
84	0.24358	0.33091	0.25053	0.34036	0.25053	0.34036	0.25088	0.34083
85	0.22652	0.30786	0.23241	0.31586	0.23241	0.31586	0.23272	0.31628

Issue	Death Benefit Option 2
Age	Band 2		Band 3		Band 4		Band 5
	Male	Female	Male	Female	Male	Female	Male	Female
0	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
1	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
2	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
3	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
4	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
5	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
6	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
7	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
8	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
9	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
10	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
11	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000

6

12	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
13	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
14	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
15	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
16	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
17	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
18	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
19	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
20	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
21	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
22	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
23	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
24	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
25	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
26	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
27	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
28	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
29	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
30	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
31	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
32	0.95000	0.94556	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
33	0.95000	0.92659	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
34	0.95000	0.91186	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
35	0.95000	0.90081	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
36	0.95000	0.88055	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
37	0.95000	0.86462	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
38	0.95000	0.85263	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
39	0.95000	0.84461	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
40	0.95000	0.83996	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
41	0.95000	0.83860	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
42	0.95000	0.84014	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
43	0.95000	0.84437	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
44	0.95000	0.85102	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
45	0.95000	0.85987	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
46	0.95000	0.88213	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
47	0.95000	0.90492	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
48	0.95000	0.92810	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
49	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
50	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
51	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
52	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
53	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
54	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
55	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
56	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
57	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
58	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
59	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
60	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
61	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
62	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
63	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
64	0.93891	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000	0.95000
65	0.88382	0.95000	0.93894	0.95000	0.93894	0.95000	0.94184	0.95000
66	0.83157	0.95000	0.88253	0.95000	0.88253	0.95000	0.88515	0.95000

7

67	0.78202	0.95000	0.82908	0.95000	0.82908	0.95000	0.83145	0.95000
68	0.73479	0.94728	0.77819	0.95000	0.77819	0.95000	0.78033	0.95000
69	0.69000	0.89211	0.72973	0.94382	0.72973	0.94382	0.73165	0.94630
70	0.64664	0.83951	0.68340	0.88723	0.68340	0.88723	0.68512	0.89000
71	0.60554	0.78942	0.63928	0.83341	0.63928	0.83341	0.64081	0.83540
72	0.56639	0.74181	0.59730	0.78231	0.59730	0.78231	0.59867	0.78409
73	0.52960	0.69661	0.55791	0.73384	0.55791	0.73384	0.55912	0.73543
74	0.49489	0.65365	0.52078	0.68785	0.52078	0.68785	0.52185	0.69000
75	0.46201	0.61284	0.48566	0.64420	0.48566	0.64420	0.48659	0.64543
76	0.43132	0.57464	0.45232	0.60262	0.45232	0.60262	0.45316	0.60374
77	0.40218	0.53829	0.42076	0.56316	0.42076	0.56316	0.42152	0.56418
78	0.37465	0.50369	0.39102	0.52570	0.39102	0.52570	0.39170	0.52662
79	0.34880	0.47074	0.36317	0.49013	0.36317	0.49013	0.36379	0.49096
80	0.32469	0.43933	0.33725	0.45633	0.33725	0.45633	0.33780	0.45707
81	0.30219	0.40938	0.31312	0.42419	0.31312	0.42419	0.31361	0.42485
82	0.28132	0.38144	0.29078	0.39426	0.29078	0.39426	0.29122	0.39486
83	0.26183	0.35541	0.26997	0.36646	0.26997	0.36646	0.27036	0.36699
84	0.24358	0.33091	0.25053	0.34036	0.25053	0.34036	0.25088	0.34083
85	0.22652	0.30786	0.23241	0.31586	0.23241	0.31586	0.23272	0.31628

8

Illustrations

Before you purchase the policy and upon request thereafter, we will provide illustrations of future benefits under the policy based upon the proposed Insured's age and premium class, the Death Benefits option elected, Specified Amount, planned periodic Premiums, and Riders requested.  We reserve the right to charge a reasonable fee of no more than $25 for this service to persons who request more than one policy illustration during a policy year.

Advertising

Rating Agencies.  Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate us.  The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide.  The ratings are not intended to reflect the Investment Experience or financial strength of the variable account.  We may advertise these ratings from time to time.  In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies.  Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Money Market Yields. We may advertise the "yield" and "effective yield" for the money market Sub-Account.  Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund’s units.  The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC.  Thus, effective yield will be slightly higher than yield, due to the compounding.

Historical Performance of the Sub-Accounts.  We will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations.  Please note that performance information is annualized.  However, if a Sub-Account has been available in the variable account for less than one year, the performance information for that Sub-Account is not annualized.  Performance information is based on historical earnings and is not intended to predict or project future results.

Additional Materials.  We may provide information on various topics to you and prospective policy owners in advertising, sales literature or other materials.

Tax Definition of Life Insurance

Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes.  The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.  Both tests are available to flexible premium policies such as this one.

The tables that follow show, numerically, the requirements for each test.

Guideline Premium/Cash Value Corridor Test
Table of Applicable Percentages of Cash Value

Attained Age of the Insured	Applicable Percentage	Attained Age of the Insured	Applicable Percentage

0-40	250%	70	115%
41	243%	71	113%
42	236%	72	111%
43	229%	73	109%
44	222%	74	107%

45	215%	75	105%
46	209%	76	105%
47	203%	77	105%
48	197%	78	105%
49	191%	79	105%

50	185%	80	105%
51	178%	81	105%
52	171%	82	105%
53	164%	83	105%
54	157%	84	105%

55	150%	85	105%
56	146%	86	105%

9

57	142%	87	105%
58	138%	88	105%
59	134%	89	105%

60	130%	90	105%
61	128%	91	104%
62	126%	92	103%
63	124%	93	102%
64	122%	94	101%

65	120%	95	100%
66	119%	96	100%
67	118%	97	100%
68	117%	98	100%
69	116%	99-120	100%

Cash Value Accumulation Test

The Cash Value Accumulation Test requires the Death Benefit to exceed an applicable percentage of the cash value.  These applicable percentages are calculated by determining net single premiums, as defined in Code Section 7702(b), for each policy year given a set of actuarial assumptions.  The relevant material assumptions include an interest rate of 4% and 2001 CSO mortality as prescribed in Revenue Code Section 7702 for the Cash Value Accumulation Test.  The resulting net single premiums are then inverted (i.e., multiplied by 1/net single premium) to give the applicable cash value percentages.  These premiums vary with the ages, sexes, and risk classifications of the Insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test.  This example is for a male preferred non-tobacco issue age 55.

Policy Year	Percentage of Cash Value	Policy Year	Percentage of Cash Value	Policy Year	Percentage of Cash Value
1	244%	16	162%	31	122%
2	237%	17	158%	32	120%
3	230%	18	155%	33	119%
4	223%	19	151%	34	117%
5	216%	20	148%	35	116%
6	210%	21	145%	36	115%
7	204%	22	142%	37	114%
8	199%	23	139%	38	113%
9	193%	24	137%	39	112%
10	188%	25	134%	40	111%
11	183%	26	132%	41	110%
12	179%	27	129%	42	109%
13	174%	28	127%	43	107%
14	170%	29	125%	44	106%
15	166%	30	124%	45	103%
				46+	100%

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

    Contract Owners of Nationwide VLI Separate Account-7:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account-7 (comprised of the sub-accounts listed in note 1(b) (collectively, “the Accounts”)) as of December 31, 2007, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2007, and the results of their operations, changes in contract owners’ equity, and financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio
March 18, 2008

45

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2007

Assets:

Investments at fair value:

AIM VIF – Basic Value Fund – Series I (AIMBValue)
130,814 shares (cost $1,733,238)	$1,665,263

AIM VIF – Capital Appreciation Fund – Series I (AIMCapAp)
13,100 shares (cost $352,233)	384,755

AIM VIF – Capital Development Fund – Series I (AIMCapDev)
45,535 shares (cost $832,336)	858,329

American Century VP – Inflation Protection Fund – Class II (ACVPInflPro2)
55,034 shares (cost $553,079)	580,607

American Century VP – International Fund – Class III (ACVPInt3)
7,592 shares (cost $88,117)	90,038

American Century VP – Mid Cap Value Fund – Class I (ACVPMdCpV)
96,511 shares (cost $1,299,513)	1,248,854

American Century VP – Ultra® Fund – Class I (ACVPUltra)
24,362 shares (cost $245,364)	296,001

American Century VP – Value Fund – Class I (ACVPVal)
263,251 shares (cost $2,119,695)	1,966,487

American Century VP – VistaSM Fund – Class I (ACVPVista1)
39,447 shares (cost $801,392)	867,828

Dreyfus IP – Small Cap Stock Index Portfolio – Service Shares (DryIPSmCap)
63,645 shares (cost $1,157,072)	1,122,693

Dreyfus Stock Index Fund, Inc. – Initial Shares (DryStkIx)
73,266 shares (cost $2,614,683)	2,740,153

Dreyfus VIF – Appreciation Portfolio – Initial Shares (DryVApp)
22,205 shares (cost $904,132)	996,117

Federated IS – Market Opportunity Fund II – Service Shares (FedMrkOp)
2,637 shares (cost $26,746)	27,031

Federated IS – Quality Bond Fund II – Primary Shares (FedQualBd)
75,696 shares (cost $844,372)	858,398

Fidelity® VIP – Equity-Income Portfolio – Service Class (FidVIPEIS)
102,462 shares (cost $2,697,243)	2,440,634

Fidelity® VIP – Growth Portfolio – Service Class (FidVIPGrS)
41,487 shares (cost $1,572,269)	1,866,478

Fidelity® VIP – Overseas Portfolio – Service Class R (FidVIPOvSR)
80,642 shares (cost $1,876,699)	2,031,368

Fidelity® VIP II – Contrafund® Portfolio – Service Class (FidVIPConS)
320,090 shares (cost $9,969,178)	8,898,506

Fidelity® VIP II – Investment Grade Bond Portfolio – Service Class (FidVIPIGBdS)
357,590 shares (cost $4,429,254)	4,530,670

Fidelity® VIP III – Mid Cap Portfolio – Service Class (FidVIPMCapS)
148,185 shares (cost $5,033,898)	5,331,692
(Continued)

2

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Fidelity® VIP III – Value Strategies Portfolio – Service Class (FidVIPVaIS)
19,413 shares (cost $267,276)	$243,443

Fidelity® VIP IV – Energy Portfolio – Service Class 2 (FidVIPEnergyS2)
85,943 shares (cost $1,908,855)	2,272,337

Fidelity® VIP IV – Freedom Fund 2010 Portfolio – Service Class (FidVIPFree10S)
14,074 shares (cost $164,098)	168,181

Fidelity® VIP IV – Freedom Fund 2020 Portfolio – Service Class (FidVIPFree20S)
81,986 shares (cost $1,005,980)	1,034,666

Fidelity® VIP IV – Freedom Fund 2030 Portfolio – Service Class (FidVIPFree30S)
49,728 shares (cost $630,940)	646,959

Franklin Templeton VIP – Developing Markets Securities Fund – Class 3 (FrVIPDevMrk3)
181,211 shares (cost $2,545,935)	2,892,121

Franklin Templeton VIP – Foreign Securities Fund – Class 3 (FrVIPForSec3)
227,526 shares (cost $4,180,094)	4,591,479

Franklin Templeton VIP – Global Income Securities Fund – Class 3 (FrVIPGlInc3)
93,656 shares (cost $1,477,904)	1,564,984

Franklin Templeton VIP – Income Securities Fund – Class 2 (FrVIPIncSec2)
72,437 shares (cost $1,275,799)	1,253,887

Franklin Templeton VIP – Rising Dividends Securities Fund – Class 1 (FrVIPRisDiv)
86,553 shares (cost $1,686,402)	1,697,311

Franklin Templeton VIP – Small Cap Value Securities Fund – Class 1 (FrVIPSCapV1)
120,448 shares (cost $2,265,396)	2,093,379

Janus Aspen Series – Forty Portfolio – Service Shares (JAspForty)
28,846 shares (cost $1,011,792)	1,176,897

Janus Aspen Series – INTECH Risk-Managed Core Portfolio – Service Shares (JAspRMgCore)
1,591 shares (cost $21,146)	21,146

Janus Aspen Series – International Growth Portfolio – Service II Shares (JAspIntGroS2)
54,173 shares (cost $2,983,863)	3,509,354

Lehman Brothers AMT – Short Duration Bond Portfolio – I Class (LBTShrtDBd)
261,621 shares (cost $3,378,135)	3,401,070

MFS VIT – Investors Growth Stock Series – Initial Class (MFSInvGrSt)
82,830 shares (cost $848,237)	979,048

MFS VIT – Value Series – Initial Class (MFSValue)
168,972 shares (cost $2,515,779)	2,576,830

Nationwide VIT – American Funds Asset Allocation Fund – Class II (NVITAstAll2)
28,350 shares (cost $546,532)	548,572

Nationwide VIT – American Funds Bond Fund – Class II (NVITBnd2)
41,701 shares (cost $481,763)	467,887

Nationwide VIT – American Funds Global Growth Fund – Class II (NVITGlobGr2)
37,345 shares (cost $902,737)	973,956

Nationwide VIT – American Funds Growth – Income Fund – Class II (NVITGroInc2)
1,147 shares (cost $51,133)	49,950

Nationwide VIT – American Funds Growth Fund – Class II (NVITGrowth2)
45,325 shares (cost $3,246,432)	3,270,678

Nationwide VIT – Federated High Income Bond Fund – Class III (NVITFHiInc3)
232,934 shares (cost $1,827,052)	1,777,288
(Continued)

3

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Nationwide VIT – Gartmore Emerging Markets Fund – Class III (NVITEmMrkts3)
139,090 shares (cost $2,620,236)	$3,142,050

Nationwide VIT – Global Health Sciences Fund – Class III (NVITGlHlth3)
57,915 shares (cost $655,012)	683,396

Nationwide VIT – Global Technology and Communications Fund – Class III (NVITGlTech3)
70,341 shares (cost $339,746)	364,367

Nationwide VIT – Government Bond Fund – Class I (NVITGvtBd)
319,376 shares (cost $3,641,513)	3,714,338

Nationwide VIT – International Index Fund – Class VI (NVITIntIdx6)
45,911 shares (cost $536,076)	533,483

Nationwide VIT – International Value Fund – Class III (NVITIntVal3)
255,435 shares (cost $4,610,500)	4,452,233

Nationwide VIT – Investor Destinations Aggressive Fund – Class II (NVITIDAgg2)
348,651 shares (cost $4,621,436)	4,741,656

Nationwide VIT – Investor Destinations Conservative Fund – Class II (NVITIDCon2)
45,193 shares (cost $471,744)	470,005

Nationwide VIT – Investor Destinations Moderate Fund – Class II (NVITIDMod2)
936,638 shares (cost $11,370,542)	11,651,774

Nationwide VIT – Investor Destinations Moderately Aggressive Fund – Class II (NVITIDModAg2)
1,132,588 shares (cost $14,725,612)	15,108,722

Nationwide VIT – Investor Destinations Moderately Conservative Fund – Class II (NVITIDModCon2)
74,655 shares (cost $844,044)	847,331

Nationwide VIT – Mid Cap Growth Fund – Class I (NVITMdCpGr)
120,698 shares (cost $3,673,496)	3,926,293

Nationwide VIT – Mid Cap Index Fund – Class I (NVITMidCap)
71,629 shares (cost $1,375,240)	1,373,852

Nationwide VIT – Money Market Fund – Class I (NVITMyMkt)
9,218,642 shares (cost $9,218,642)	9,218,642

Nationwide VIT – Multi-Manager Small Cap Growth Fund – Class I (NVITSmCapGr)
40,470 shares (cost $691,446)	728,867

Nationwide VIT – Multi-Manager Small Cap Value Fund – Class I (NVITSmCapVal)
71,203 shares (cost $862,517)	703,486

Nationwide VIT – Multi-Manager Small Company Fund – Class I (NVITSmComp)
92,227 shares (cost $2,198,312)	2,048,372

Nationwide VIT – Nationwide Fund – Class I (NVITNWFund)
379,360 shares (cost $4,954,624)	5,155,501

Nationwide VIT – U.S. Growth Leaders Fund – Class I (NVITUSGro)
37,443 shares (cost $430,320)	483,385

Nationwide VIT – Van Kampen Comstock Value Fund – Class I (NVITVKVal)
464,191 shares (cost $5,719,080)	5,338,192

Nationwide VIT – Van Kampen Multi Sector Bond Fund – Class I (NVITMltSec)
172,914 shares (cost $1,703,359)	1,704,927

Neuberger Berman AMT – Fasciano Portfolio – S Class Shares (NBTAFasc)
10,640 shares (cost $156,563)	154,273

Neuberger Berman AMT – International Portfolio – Class S (NBTAInt)
323,547 shares (cost $4,558,245)	4,403,479
(Continued)

4

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Neuberger Berman AMT – Regency Portfolio – Class S (NBTARegS)
26,829 shares (cost $464,569)	$466,022

Neuberger Berman AMT – Socially Responsive Portfolio Class I (NBTSocRes)
362,830 shares (cost $6,037,796)	6,498,281

Oppenheimer VAF – Capital Appreciation Fund – Non-Service Shares (OppCapAp)
28,974 shares (cost $1,217,641)	1,367,010

Oppenheimer VAF – Global Securities Fund – Class 3 (OppGlSec3)
57,413 shares (cost $2,005,823)	2,113,964

Oppenheimer VAF – High Income Fund – Class 3 (OppHighInc3)
38,658 shares (cost $315,337)	308,488

Oppenheimer VAF – High Income Fund – Non-Service Shares (OppHighInc)
32,437 shares (cost $266,220)	257,873

Oppenheimer VAF – Main Street Small Cap Fund®– Non-Service Shares (OppMStSCap)
129,885 shares (cost $2,424,050)	2,363,916

Oppenheimer VAF – Main Street®– Non-Service Shares (OppMSt)
211,695 shares (cost $5,149,906)	5,421,507

Putnam VT – Growth and Income Fund – IB Shares (PVTGroInc)
238 shares (cost $6,391)	5,493

Putnam VT – Voyager Fund – IB Shares (PVTVoygr)
109 shares (cost $3,005)	3,461

T. Rowe Price Blue Chip Growth Portfolio – II (TRoeBlChip2)
241,939 shares (cost $2,660,248)	2,830,681

T. Rowe Price Equity Income Portfolio – II (TRowEqInc2)
100,293 shares (cost $2,494,908)	2,371,920

T. Rowe Price Limited Term Bond Portfolio – Class II (TRowLtdTBd2)
182,794 shares (cost $897,128)	904,833

Van Kampen UIF – Core Plus Fixed Income Portfolio – Class I (VKUCorPlus)
243,015 shares (cost $2,766,842)	2,814,118

Van Kampen UIF – U.S. Real Estate Portfolio – Class I (VKUUSRE)
140,348 shares (cost $3,700,310)	3,094,683

Total Investments	187,784,199

Accounts Receivable	2,632

Total Assets	187,786,831

Accounts Payable	–

Contract Owners Equity (note 7)	$187,786,831

See accompanying notes to financial statements.

5

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007

Investment activity:	Total	AIMBValue	AIMCapAp	AIMCapDev	ACVPInflPro2	ACVPInt3	ACVPMdCpV	ACVPUltra
Reinvested dividends	$2,733,170	10,104	–	–	32,114	–	8,365	–

Net investment income (loss)	2,733,170	10,104	–	–	32,114	–	8,365	–

Proceeds from mutual fund shares sold	56,442,157	411,835	78,046	104,788	617,945	71,166	112,415	109,730
Cost of mutual fund shares sold	(54,038,277)	(369,855)	(71,566)	(83,104)	(596,756)	(75,123)	(98,038)	(94,497)

Realized gain (loss) on investments	2,403,880	41,980	6,480	21,684	21,189	(3,957)	14,377	15,233
Change in unrealized gain (loss) on investments	(2,593,171)	(144,795)	20,826	(30,557)	32,606	1,921	(95,186)	43,266

Net gain (loss) on investments	(189,291)	(102,815)	27,306	(8,873)	53,795	(2,036)	(80,809)	58,499

Reinvested capital gains	6,145,244	94,195	–	67,441	–	–	8,100	–

Net increase (decrease) in contract owners’ equity resulting from operations	$8,689,123	1,484	27,306	58,568	85,909	(2,036)	(64,344)	58,499

Investment activity:	ACVPVal	ACVPVista1	DryIPSmCap	DryStkIx	DryVApp	FedMrkOp	FedQualBd	FidVIPEIS
Reinvested dividends	$26,392	–	2,853	42,205	14,610	279	30,833	42,520

Net investment income (loss)	26,392	–	2,853	42,205	14,610	279	30,833	42,520

Proceeds from mutual fund shares sold	392,069	684,416	54,395	727,534	341,997	83,895	103,791	450,786
Cost of mutual fund shares sold	(383,809)	(651,078)	(47,689)	(610,503)	(296,640)	(83,600)	(105,625)	(426,167)

Realized gain (loss) on in vestments	8,260	33,338	6,706	117,031	45,357	295	(1,834)	24,619
Change in unrealized gain (loss) on investments	(289,453)	71,424	(73,162)	(52,740)	(5,018)	(120)	7,223	(283,599)

Net gain (loss) on investments	(281,193)	104,762	(66,456)	64,291	40,339	175	5,389	(258,980)

Reinvested capital gains	136,859	–	30,638	–	–	–	–	200,108

Net increase (decrease) in contract owners’ equity resulting from operations	$(117,942)	104,762	(32,965)	106,496	54,949	454	36,222	(16,352)

(Continued)

6

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2007

Investment activity:	FidVIPGrS	FidVIPOvSR	FidVIPConS	FidVIPIGBdS	FidVIPMCapS	FidVIPVaIS	FidVIPEnergyS2	FidVIPFree10S
Reinvested dividends	$6,597	58,012	69,561	94,877	30,195	3,306	1,956	3,827

Net investment income (loss)	6,597	58,012	69,561	94,877	30,195	3,306	1,956	3,827

Proceeds from mutual fund shares sold	181,740	1,107,127	596,072	140,986	396,477	499,812	474,624	14,306
Cost of mutual fund shares sold	(149,509)	(998,458)	(518,131)	(142,073)	(386,644)	(516,834)	(447,117)	(13,271)

Realized gain (loss) on investments	32,231	108,669	77,941	(1,087)	9,833	(17,022)	27,507	1,035
Change in unrealized gain (loss) on investments	262,955	(24,580)	(1,108,263)	54,637	188,838	(41,995)	440,201	948

Net gain (loss) on investments	295,186	84,089	(1,030,322)	53,550	198,671	(59,017)	467,708	1,983

Reinvested capital gains	1,527	110,843	2,071,668	–	288,997	52,092	90,089	3,665

Net increase (decrease) in contract owners’ equity resulting from operations	$303,310	252,944	1,110,907	148,427	517,863	(3,619)	559,753	9,475

Investment activity:	FidVIPFree20S	FidVIPFree30S	FrVIPDevMrk3	FrVIPForSec3	FrVIPGlInc3	FrVIPIncSec2	FrVIPRisDiv	FrVIPSCapV1
Reinvested dividends	$20,636	12,865	27,085	68,696	18,301	24,591	40,531	12,532

Net investment income (loss)	20,636	12,865	27,085	68,696	18,301	24,591	40,531	12,532

Proceeds from mutual fund shares sold	76,283	65,478	349,237	363,551	151,321	85,290	314,793	382,914
Cost of mutual fund shares sold	(69,261)	(58,887)	(300,442)	(301,302)	(136,743)	(79,131)	(258,117)	(351,356)

Realized gain (loss) on investments	7,022	6,591	48,795	62,249	14,578	6,159	56,676	31,558
Change in unrealized gain (loss) on investments	18,873	3,356	223,273	193,792	65,061	(34,001)	(165,884)	(236,628)

Net gain (loss) on investments	25,895	9,947	272,068	256,041	79,639	(27,842)	(109,208)	(205,070)

Reinvested capital gains	25,179	21,491	89,527	148,973	–	4,561	22,969	95,889

Net increase (decrease) in contract owners’ equity resulting from operations	$71,710	44,303	388,680	473,710	97,940	1,310	(45,708)	(96,649)

(Continued)

7

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2007

Investment activity:	JAspForty	JAspIntGroS2	LBTShrtDBd	MFSInvGrSt	MFSValue	NVITAstAll2	NVITBnd2	NVITGlobGr2
Reinvested dividends	$1,181	10,020	83,531	2,831	9,888	9,769	21,488	20,091

Net investment income (loss)	1,181	10,020	83,531	2,831	9,888	9,769	21,488	20,091

Proceeds from mutual fund shares sold	58,152	535,933	668,080	114,149	315,307	47,643	16,547	110,455
Cost of mutual fund shares sold	(49,060)	(404,570)	(654,947)	(97,032)	(266,756)	(42,559)	(16,029)	(96,007)

Realized gain (loss) on investments	9,092	131,363	13,133	17,117	48,551	5,084	518	14,448
Change in unrealized gain (loss) on investments	162,984	390,770	27,372	74,317	(16,020)	(4,898)	(16,139)	41,570

Net gain (loss) on investments	172,076	522,133	40,505	91,434	32,531	186	(15,621)	56,018

Reinvested capital gains	–	–	–	–	16,934	160	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	$173,257	532,153	124,036	94,265	59,353	10,115	5,867	76,109

Investment activity:	NVITGroInc2	NVITGrowth2	NVITFHiInc3	NVITEmMrkts3	NVITGlHlth3	NVITGlTech3	NVITGvtBd	NVITIntIdx6
Reinvested dividends	$581	15,522	75,655	14,722	514	–	126,293	3,093

Net investment income (loss)	581	15,522	75,655	14,722	514	–	126,293	3,093

Proceeds from mutual fund shares sold	594,084	697,095	183,128	820,101	240,519	565,290	228,198	32,449
Cost of mutual fund shares sold	(603,244)	(592,152)	(183,419)	(662,865)	(211,031)	(527,464)	(231,480)	(27,702)

Realized gain (loss) on investments	(9,160)	104,943	(291)	157,236	29,488	37,826	(3,282)	4,747
Change in unrealized gain (loss) on investments	(1,182)	(12,136)	(53,902)	300,985	23,707	(10,916)	79,319	(4,275)

Net gain (loss) on investments	(10,342)	92,807	(54,193)	458,221	53,195	26,910	76,037	472

Reinvested capital gains	–	386	–	204,878	12,097	–	–	159

Net increase (decrease) in contract owners’ equity resulting from operations	$(9,761)	108,715	21,462	677,821	65,806	26,910	202,330	3,724

(Continued)

8

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2007

Investment activity:	NVITIntVal3	NVITIDAgg2	NVITIDCon2	NVITIDMod2	NVITIDModAg2	NVITIDModCon2	NVITMdCpGr	NVITMidCap
Reinvested dividends	$81,684	79,081	13,718	257,450	280,097	24,075	–	13,622

Net investment income (loss)	81,684	79,081	13,718	257,450	280,097	24,075	–	13,622

Proceeds from mutual fund shares sold	482,131	334,518	185,062	1,146,104	1,072,209	362,381	323,474	290,371
Cost of mutual fund shares sold	(431,832)	(281,830)	(182,544)	(1,041,702)	(937,985)	(351,400)	(289,465)	(277,986)

Realized gain (loss) on investments	50,299	52,688	2,518	104,402	134,224	10,981	34,009	12,385
Change in unrealized gain (loss) on investments	(342,979)	(86,141)	(5,383)	(68,350)	(102,616)	(11,414)	175,359	(15,341)

Net gain (loss) on investments	(292,680)	(33,453)	(2,865)	36,052	31,608	(433)	209,368	(2,956)

Reinvested capital gains	252,441	120,233	8,167	139,491	219,079	19,420	–	25,152

Net increase (decrease) in contract owners’ equity resulting from operations	$41,445	165,861	19,020	432,993	530,784	43,062	209,368	35,818

Investment activity:	NVITMyMkt	NVITSmCapGr	NVITSmCapVal	NVITSmComp	NVITNWFund	NVITUSGro	NVITVKVal	NVITMltSec
Reinvested dividends	$396,769	–	7,850	1,950	45,333	–	81,588	38,893

Net investment income (loss)	396,769	–	7,850	1,950	45,333	–	81,588	38,893

Proceeds from mutual fund shares sold	29,919,357	34,179	83,731	625,452	204,319	290,245	652,398	101,615
Cost of mutual fund shares sold	(29,919,357)	(29,831)	(85,487)	(611,221)	(176,818)	(286,297)	(583,435)	(101,175)

Realized gain (loss) on investments	–	4,348	(1,756)	14,231	27,501	3,948	68,963	440
Change in unrealized gain (loss) on investments	–	29,242	(158,201)	(231,497)	2,572	60,821	(554,562)	1,950

Net gain (loss) on investments	–	33,590	(159,957)	(217,266)	30,073	64,769	(485,599)	2,390

Reinvested capital gains	–	–	96,863	234,198	185,556	–	246,526	26

Net increase (decrease) in contract owners’ equity resulting from operations	$396,769	33,590	(55,244)	18,882	260,962	64,769	(157,485)	41,309

(Continued)

9

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2007

Investment activity:	NBTAFasc	NBTAInt	NBTARegS	NBTSocRes	OppCapAp	OppGlSec3	OppHighInc3	OppHighInc
Reinvested dividends	$–	71,574	1,607	4,682	2,062	21,931	–	24,409

Net investment income (loss)	–	71,574	1,607	4,682	2,062	21,931	–	24,409

Proceeds from mutual fund shares sold	56,863	706,681	152,929	298,000	239,223	395,119	8,587	133,833
Cost of mutual fund shares sold	(54,664)	(599,828)	(139,119)	(241,939)	(210,137)	(356,445)	(8,888)	(136,209)

Realized gain (loss) on investments	2,199	106,853	13,810	56,061	29,086	38,674	(301)	(2,376)
Change in unrealized gain (loss) on investments	(6,420)	(413,059)	(7,715)	200,731	94,260	(34,925)	(6,849)	(19,851)

Net gain (loss) on investments	(4,221)	(306,206)	6,095	256,792	123,346	3,749	(7,150)	(22,227)

Reinvested capital gains	1,192	252,720	10,426	17,611	–	79,846	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	$(3,029)	18,088	18,128	279,085	125,408	105,526	(7,150)	2,182

Investment activity:	OppMStSCap	OppMSt	PVTGroInc	PVTVoygr	TRoeBlChip2	TRowEqInc2	TRowLtdTBd2	VKUCorPlus
Reinvested dividends	$5,517	35,324	94	–	2,385	23,876	14,793	71,400

Net investment income (loss)	5,517	35,324	94	–	2,385	23,876	14,793	71,400

Proceeds from mutual fund shares sold	239,056	904,904	2,219	476	596,832	237,161	34,210	124,041
Cost of mutual fund shares sold	(218,397)	(780,393)	(2,144)	(399)	(532,905)	(208,318)	(33,777)	(124,227)

Realized gain (loss) on investments	20,659	124,511	75	77	63,927	28,843	433	(186)
Change in unrealized gain (loss) on investments	(157,715)	(40,072)	(1,472)	108	129,866	(180,771)	6,927	40,532

Net gain (loss) on investments	(137,056)	84,439	(1,397)	185	193,793	(151,928)	7,360	40,346

Reinvested capital gains	58,836	–	1,078	–	–	124,062	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	$(72,703)	119,763	(225)	185	196,178	(3,990)	22,153	111,746

(Continued)

10

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2007

Investment activity:	VKUUSRE
Reinvested dividends	$32,384

Net investment income (loss)	32,384

Proceeds from mutual fund shares sold	1,432,528
Cost of mutual fund shares sold	(1,414,480)

Realized gain (loss) on investments	18,048
Change in unrealized gain (loss) on investments	(914,981)

Net gain (loss) on investments	(896,933)

Reinvested capital gains	252,896

Net increase (decrease) in contract owners’ equity resulting from operations	$(611,653)

See accompanying notes to financial statements.

11

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2007 and 2006

	Total		AIMBValue		AIMCapAp		AIMCapDev
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$2,733,170	1,166,096	10,104	4,803	–	127	–	–
Realized gain (loss) on investments	2,403,880	318,962	41,980	5,616	6,480	797	21,684	5,928
Change in unrealized gain (loss) on investments	(2,593,171)	5,248,807	(144,795)	65,903	20,826	10,764	(30,557)	45,814
Reinvested capital gains	6,145,244	1,614,621	94,195	53,101	–	–	67,441	10,053

Net increase (decrease) in contract owners’ equity resulting from operations	8,689,123	8,348,486	1,484	129,423	27,306	11,688	58,568	61,795

Equity transactions:
Purchase payments received from contract owners (note 6)	102,449,665	78,455,569	415,330	314,862	86,484	45,134	220,602	143,332
Transfers between funds	–	–	139,207	381,911	123,181	160,578	88,893	187,949
Surrenders (note 6)	(8,208,539)	(2,065,759)	(47,689)	(29)	(47,957)	(3)	(39,834)	(1,880)
Death benefits (note 4)	(203,266)	(18,890)	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(1,074,969)	(2,754,334)	5,835	(14,461)	(852)	–	4,022	(8,063)
Deductions for surrender charges (note 2d)	(551,487)	(152,986)	(1,629)	(235)	(7,169)	(137)	(496)	(367)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(14,589,243)	(8,820,140)	(128,946)	(110,820)	(30,127)	(23,313)	(54,743)	(44,143)
Asset charges (note 3)	(604,619)	(277,584)	(6,166)	(3,725)	(1,208)	(625)	(3,051)	(1,829)
Adjustments to maintain reserves	(2,154)	(16,676)	30	(1)	7	3	6	20

Net equity transactions	77,215,388	64,349,200	375,972	567,502	122,359	181,637	215,399	275,019

Net change in contract owners’ equity	85,904,511	72,697,686	377,456	696,925	149,665	193,325	273,967	336,814
Contract owners’ equity beginning of period	101,882,320	29,184,634	1,287,864	590,939	235,137	41,812	584,407	247,593

Contract owners’ equity end of period	$187,786,831	101,882,320	1,665,320	1,287,864	384,802	235,137	858,374	584,407

CHANGES IN UNITS:
Beginning units	8,201,788	2,687,820	106,230	55,180	19,966	3,774	45,230	22,328

Units purchased	12,363,152	11,469,479	60,375	62,841	16,416	18,516	22,508	27,531
Units redeemed	(6,464,494)	(5,955,511)	(31,329)	(11,791)	(7,212)	(2,324)	(7,804)	(4,629)

Ending units	14,100,446	8,201,788	135,276	106,230	29,170	19,966	59,934	45,230

(Continued)

12

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	ACVPInflPro2		ACVPInt3		ACVPMdCpV		ACVPUltra
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$32,114	11,134	–	–	8,365	3,167	–	–
Realized gain (loss) on investments	21,189	(1,749)	(3,957)	–	14,377	1,782	15,233	(11,070)
Change in unrealized gain (loss) on investments	32,606	(2,998)	1,921	–	(95,186)	47,477	43,266	6,821
Reinvested capital gains	–	–	–	–	8,100	15,594	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	85,909	6,387	(2,036)	–	(64,344)	68,020	58,499	(4,249)

Equity transactions:
Purchase payments received from contract owners (note 6)	193,342	131,092	14,396	–	406,843	111,166	66,551	57,128
Transfers between funds	(123,069)	220,506	140,364	–	491,911	213,634	(34,077)	156,744
Surrenders (note 6)	(359)	(1,620)	(57,748)	–	(1,156)	–	(1)	(1,737)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	2,911	(3,402)	–	–	(5,972)	–	(571)	–
Deductions for surrender charges (note 2d)	(3,692)	(1,368)	–	–	(1,781)	(134)	(397)	(26)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(64,877)	(48,632)	(4,788)	–	(98,710)	(46,065)	(32,663)	(22,262)
Asset charges (note 3)	(3,329)	(1,631)	(151)	–	(3,888)	(1,138)	(1,311)	(670)
Adjustments to maintain reserves	(49)	43	44	–	(4)	14	7	4

Net equity transactions	878	294,988	92,117	–	787,243	277,477	(2,462)	189,181

Net change in contract owners’ equity	86,787	301,375	90,081	–	722,899	345,497	56,037	184,932
Contract owners’ equity beginning of period	493,836	192,461	–	–	525,995	180,498	239,994	55,062

Contract owners’ equity end of period	$580,623	493,836	90,081	–	1,248,894	525,995	296,031	239,994

CHANGES IN UNITS:
Beginning units	47,864	18,950	–	–	38,618	15,942	23,856	5,294

Units purchased	35,868	34,468	5,522	–	64,171	26,527	10,142	21,569
Units redeemed	(32,336)	(5,554)	(294)	–	(8,933)	(3,851)	(9,682)	(3,007)

Ending units	51,396	47,864	5,228	–	93,856	38,618	24,316	23,856

(Continued)

13

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	ACVPVal		ACVPVista1		DryIPSmCap		DryStkIx
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$26,392	9,461	–	–	2,853	1,161	42,205	24,364
Realized gain (loss) on investments	8,260	3,611	33,338	624	6,706	2,214	117,031	17,562
Change in unrealized gain (loss) on investments	(289,453)	120,057	71,424	(5,353)	(73,162)	37,430	(52,740)	165,866
Reinvested capital gains	137,793	59,681	–	78	30,638	6,586	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	(117,942)	192,810	104,762	(4,651)	(32,965)	47,391	106,496	207,792

Equity transactions:
Purchase payments received from contract owners (note 6)	449,620	280,294	337,666	11,162	293,931	186,860	561,589	523,192
Transfers between funds	384,389	577,503	909,071	192,880	373,371	311,357	387,514	747,235
Surrenders (note 6)	(19,450)	(11,317)	(619,440)	–	(30,080)	(7,469)	(63,082)	(5,055)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(32,491)	(2,510)	(9,846)	–	(10,212)	(9,318)	(13,577)	(7,133)
Deductions for surrender charges (note 2d)	(7,634)	(2,570)	–	(283)	(4,605)	(3,155)	(16,723)	(6,088)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(167,865)	(112,380)	(44,144)	(16,851)	(92,636)	(67,008)	(213,554)	(157,595)
Asset charges (note 3)	(7,543)	(4,035)	(1,637)	(338)	(4,002)	(2,057)	(8,565)	(4,930)
Adjustments to maintain reserves	15	(8)	19	32	(16)	7	39	(1)

Net equity transactions	599,041	724,977	571,689	186,602	525,751	409,217	633,641	1,089,625

Net change in contract owners’ equity	481,099	917,787	676,451	181,951	492,786	456,608	740,137	1,297,417
Contract owners’ equity beginning of period	1,485,439	567,652	191,443	9,492	629,939	173,331	2,000,098	702,681

Contract owners’ equity end of period	$1,966,538	1,485,439	867,894	191,443	1,122,725	629,939	2,740,235	2,000,098

CHANGES IN UNITS:
Beginning units	117,422	53,242	15,320	828	49,732	15,656	163,324	66,272

Units purchased	68,465	75,723	37,954	15,998	49,225	41,336	83,593	123,423
Units redeemed	(22,015)	(11,543)	(3,584)	(1,506)	(9,737)	(7,260)	(34,327)	(26,371)

Ending units	163,872	117,422	49,690	15,320	89,220	49,732	212,590	163,324

(Continued)

14

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	DryVApp		FedMrkOp		FedQualBd		FidVIPEIS
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$14,610	7,610	279	–	30,833	10,956	42,520	31,550
Realized gain (loss) on investments	45,357	4,280	295	435	(1,834)	(3,280)	24,619	3,236
Change in unrealized gain (loss) on investments	(5,018)	93,867	(120)	406	7,223	6,392	(283,599)	16,000

Reinvested capital gains	–	–	–	–	–	–	200,108	132,326
Net increase (decrease) in contract owners’ equity resulting from operations	54,949	105,757	454	841	36,222	14,068	(16,352)	183,112

Equity transactions:
Purchase payments received from contract owners (note 6)	260,208	396,953	27,196	858	264,332	151,609	625,045	435,830
Transfers between funds	32,272	198,841	(68,212)	71,466	172,902	239,710	758,272	775,330
Surrenders (note 6)	(224,399)	(2,444)	–	–	(35,212)	(1,742)	(324,046)	(1,140)
Death benefits (note 4)	–	–	–	–	–	–	–	(2,235)
Net policy repayments (loans) (note 5)	7,438	(16,973)	–	–	(2,681)	(51,184)	(19,719)	(37,264)
Deductions for surrender charges (note 2d)	(2,829)	(290)	–	–	(7,708)	(407)	(9,781)	(2,199)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(79,212)	(73,011)	(4,818)	(578)	(63,942)	(43,566)	(195,775)	(118,269)
Asset charges (note 3)	(4,188)	(2,811)	(159)	(15)	(2,972)	(1,520)	(8,618)	(3,822)
Adjustments to maintain reserves	2	17	(4)	28	(21)	30	(12)	35

Net equity transactions	(10,708)	500,282	(45,997)	71,759	324,698	292,930	825,366	1,046,266

Net change in contract owners’ equity	44,241	606,039	(45,543)	72,600	360,920	306,998	809,014	1,229,378
Contract owners’ equity beginning of period	951,916	345,877	72,600	–	497,517	190,519	1,631,665	402,287

Contract owners’ equity end of period	$996,157	951,916	27,057	72,600	858,437	497,517	2,440,679	1,631,665

CHANGES IN UNITS:
Beginning units	77,946	32,988	6,984	–	47,196	18,824	126,706	37,512

Units purchased	26,128	53,585	3,725	11,758	42,853	38,148	86,177	103,272
Units redeemed	(27,936)	(8,627)	(8,067)	(4,774)	(12,775)	(9,776)	(26,003)	(14,078)

Ending units	76,138	77,946	2,642	6,984	77,274	47,196	186,880	126,706

(Continued)

15

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	FidVIPGrS		FidVIPOvSR		FidVIPConS		FidVIPIGBdS
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$6,597	623	58,012	4,096	69,561	46,490	94,877	20,271
Realized gain (loss) on investments	32,231	1,183	108,669	8,910	77,941	21,317	(1,087)	(1,439)
Change in unrealized gain (loss) on investments	262,955	27,108	(24,580)	144,605	(1,108,263)	(60,140)	54,637	44,952
Reinvested capital gains	1,527	–	110,843	3,078	2,071,668	409,173	–	1,236

Net increase (decrease) in contract owners’ equity resulting from Operations	303,310	28,914	252,944	160,689	1,110,907	416,840	148,427	65,020

Equity transactions:
Purchase payments received from contract owners (note 6)	717,626	188,914	649,622	382,165	1,629,547	1,185,454	1,223,321	522,046
Transfers between funds	416,484	285,496	740,234	644,279	1,561,735	2,634,641	1,503,845	1,229,293
Surrenders (note 6)	(83,019)	–	(831,873)	(3,040)	(114,558)	(27,969)	(12,715)	(15,040)
Death benefits (note 4)	–	–	–	–	–	(1,151)	–	–
Net policy repayments (loans) (note 5)	(1,485)	(91)	(17,993)	(8,878)	(75,114)	(45,281)	(28,587)	(26,420)
Deductions for surrender charges (note 2d)	(8,888)	(458)	(11,152)	(2,181)	(12,904)	(6,371)	(13,023)	(2,572)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(116,363)	(62,359)	(184,954)	(122,337)	(632,114)	(415,830)	(302,816)	(139,763)
Asset charges (note 3)	(4,673)	(1,907)	(8,650)	(4,251)	(27,153)	(13,525)	(13,549)	(5,164)
Adjustments to maintain reserves	12	32	(29)	14	69	(30)	36	42

Net equity transactions	919,694	409,627	335,205	885,771	2,329,508	3,309,938	2,356,512	1,562,422

Net change in contract owners’ equity	1,223,004	438,541	588,149	1,046,460	3,440,415	3,726,778	2,504,939	1,627,442
Contract owners’ equity beginning of period	643,537	204,996	1,443,260	396,800	5,458,183	1,731,405	2,027,764	400,322

Contract owners’ equity end of period	$1,866,541	643,537	2,031,409	1,443,260	8,898,598	5,458,183	4,532,703	2,027,764

CHANGES IN UNITS:
Beginning units	55,984	19,034	97,890	31,744	413,560	146,390	190,744	39,276

Units purchased	85,009	42,941	40,210	76,678	214,924	308,458	253,181	168,900
Units redeemed	(13,005)	(5,991)	(20,564)	(10,532)	(54,704)	(41,288)	(34,781)	(17,432)

Ending units	127,988	55,984	117,536	97,890	573,780	413,560	409,144	190,744

(Continued)

16

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	FidVIPMCapS		FidVIPVaIS		FidVIPEnergyS2		FidVIPFree10S
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$30,195	2,871	3,306	1,306	1,956	4,998	3,827	1,414
Realized gain (loss) on investments	9,833	9,256	(17,022)	(4,072)	27,507	5,536	1,035	201
Change in unrealized gain (loss) on investments	188,838	60,145	(41,995)	13,250	440,201	(74,204)	948	3,189
Reinvested capital gains	288,997	129,628	52,092	43,641	90,089	106,994	3,665	364

Net increase (decrease) in contract owners’ equity resulting from operations	517,863	201,900	(3,619)	54,125	559,753	43,324	9,475	5,168

Equity transactions:
Purchase payments received from contract owners (note 6)	1,806,125	800,481	169,161	69,434	571,605	292,640	77,223	7,201
Transfers between funds	648,025	1,332,615	96,758	140,460	360,007	732,551	8,410	73,488
Surrenders (note 6)	(167,273)	(19,016)	(445,324)	(1)	(115,350)	(521)	–	(1)
Death benefits (note 4)	(3,566)	(672)	–	–	–	(2,469)	–	–
Net policy repayments (loans) (note 5)	(24,930)	(14,108)	–	–	(2,821)	(16,247)	–	–
Deductions for surrender charges (note 2d)	(10,486)	(7,431)	(537)	(416)	(2,300)	(1,974)	(89)	(163)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(338,612)	(225,472)	(29,132)	(45,190)	(150,552)	(88,414)	(12,375)	(7,602)
Asset charges (note 3)	(15,067)	(7,663)	(1,180)	(1,085)	(5,883)	(2,042)	(544)	(236)
Adjustments to maintain reserves	23	22	28	10	59	(8)	22	(8)

Net equity transactions	1,894,239	1,858,756	(210,226)	163,212	654,765	913,516	72,647	72,679

Net change in contract owners’ equity	2,412,102	2,060,656	(213,845)	217,337	1,214,518	956,840	82,122	77,847
Contract owners’ equity beginning of period	2,919,662	859,006	457,343	240,006	1,057,927	101,087	86,103	8,256

Contract owners’ equity end of period	$5,331,764	2,919,662	243,498	457,343	2,272,445	1,057,927	168,225	86,103

CHANGES IN UNITS:
Beginning units	215,078	71,246	36,554	22,290	67,128	7,480	7,258	764

Units purchased	153,350	165,282	4,991	18,349	52,107	67,135	6,975	7,994
Units redeemed	(28,332)	(21,450)	(23,115)	(4,085)	(20,231)	(7,487)	(1,181)	(1,500)

Ending units	340,096	215,078	18,430	36,554	99,004	67,128	13,052	7,258

(Continued)

17

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	FidVIPFree20S		FidVIPFree30S		FrVIPDevMrk3		FrVIPForSec3
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$20,636	3,798	12,865	3,644	27,085	7,057	68,696	13,348
Realized gain (loss) on investments	7,022	1,151	6,591	4,109	48,795	6,527	62,249	5,658
Change in unrealized gain (loss) on investments	18,873	9,511	3,356	11,870	223,273	118,689	193,792	209,613
Reinvested capital gains	25,179	2,347	21,491	2,589	89,527	–	148,973	–

Net increase (decrease) in contract owners’ equity resulting from operations	71,710	16,807	44,303	22,212	388,680	132,273	473,710	228,619

Equity transactions:
Purchase payments received from contract owners (note 6)	685,503	83,863	307,597	117,689	1,107,971	212,478	1,225,727	499,341
Transfers between funds	88,893	168,034	146,818	136,290	660,998	733,712	1,304,763	1,191,388
Surrenders (note 6)	(632)	(902)	(73)	(1,708)	(196,002)	(1,739)	(96,845)	(4,835)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(3,126)	–	(3,129)	–	(5,111)	(5,707)	(19,309)	(16,536)
Deductions for surrender charges (note 2d)	(2,283)	(1,821)	(5,588)	(1,690)	(1,975)	(3,280)	(9,588)	(724)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(66,391)	(30,376)	(98,365)	(60,473)	(147,711)	(86,700)	(330,340)	(134,474)
Asset charges (note 3)	(2,817)	(730)	(2,551)	(883)	(5,602)	(2,159)	(14,539)	(4,953)
Adjustments to maintain reserves	(5)	22	29	8	30	11	128	(51)

Net equity transactions	699,142	218,090	344,738	189,233	1,412,598	846,616	2,059,997	1,529,156

Net change in contract owners’ equity	770,852	234,897	389,041	211,445	1,801,278	978,889	2,533,707	1,757,775
Contract owners’ equity beginning of period	263,850	28,953	257,988	46,543	1,090,926	112,037	2,058,592	300,817

Contract owners’ equity end of period	$1,034,702	263,850	647,029	257,988	2,892,204	1,090,926	4,592,299	2,058,592

CHANGES IN UNITS:
Beginning units	21,224	2,604	20,124	4,108	66,476	8,750	150,140	26,648

Units purchased	61,282	21,517	33,215	22,467	83,204	64,699	166,136	136,638
Units redeemed	(6,956)	(2,897)	(7,955)	(6,451)	(12,740)	(6,973)	(26,156)	(13,146)

Ending units	75,550	21,224	45,384	20,124	136,940	66,476	290,120	150,140

(Continued)

18

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	FrVIPGlInc3		FrVIPIncSec2		FrVIPRisDiv		FrVIPSCapV1
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$18,301	3,670	24,591	12	40,531	15,468	12,532	5,355
Realized gain (loss) on investments	14,578	1,220	6,159	319	56,676	10,691	31,558	4,726
Change in unrealized gain (loss) on investments	65,061	21,826	(34,001)	12,090	(165,884)	153,043	(236,628)	60,342
Reinvested capital gains	–	–	4,561	2	22,969	6,228	95,889	22,525

Net increase (decrease) in contract owners’ equity resulting from operations	97,940	26,716	1,310	12,423	(45,708)	185,430	(96,649)	92,948

Equity transactions:
Purchase payments received from contract owners (note 6)	159,759	72,847	204,038	9,609	509,889	515,090	477,734	262,618
Transfers between funds	996,723	386,166	820,975	266,403	(193,913)	460,840	859,633	554,731
Surrenders (note 6)	(57,365)	(1,587)	(81)	–	(2,543)	(508)	(97,497)	(7,512)
Death benefits (note 4)	–	–	–	–	–	(2,218)	–	–
Net policy repayments (loans) (note 5)	536	–	17,523	–	8,095	(23,081)	3,380	(7,790)
Deductions for surrender charges (note 2d)	(7,903)	(2,355)	(40)	–	(2,208)	(680)	(4,570)	(2,758)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(87,644)	(34,334)	(68,383)	(7,231)	(138,997)	(146,516)	(139,804)	(82,896)
Asset charges (note 3)	(2,870)	(712)	(2,500)	(158)	(6,817)	(5,316)	(6,728)	(3,037)
Adjustments to maintain reserves	(13)	23	11	35	(6)	4	(1)	22

Net equity transactions	1,001,223	420,048	971,543	268,658	173,500	797,615	1,092,147	713,378

Net change in contract owners’ equity	1,099,163	446,764	972,853	281,081	127,792	983,045	995,498	806,326
Contract owners’ equity beginning of period	465,854	19,090	281,081	–	1,569,563	586,518	1,097,941	291,615

Contract owners’ equity end of period	$1,565,017	465,854	1,253,934	281,081	1,697,355	1,569,563	2,093,439	1,097,941

CHANGES IN UNITS:
Beginning units	41,780	1,932	25,060	–	127,172	55,804	83,984	26,166

Units purchased	97,851	43,500	88,888	25,738	41,634	87,020	98,324	66,271
Units redeemed	(13,219)	(3,652)	(6,200)	(678)	(27,878)	(15,652)	(18,682)	(8,453)

Ending units	126,412	41,780	107,748	25,060	140,928	127,172	163,626	83,984

(Continued)

19

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	JAspForty		JAspRMgCore		JAspIntGroS2		LBTShrtDBd
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$1,181	33	–	–	10,020	7,579	83,531	45,158
Realized gain (loss) on investments	9,092	916	–	–	131,363	(533)	13,133	(572)
Change in unrealized gain (loss) on investments	162,984	2,122	–	–	390,770	134,721	27,372	(427)
Reinvested capital gains	–	–	–	–	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	173,257	3,071	–	–	532,153	141,767	124,036	44,159

Equity transactions:
Purchase payments received from contract owners (note 6)	747,758	9,842	–	–	1,354,690	125,390	1,139,205	356,634
Transfers between funds	246,229	37,219	21,146	–	672,598	941,762	477,425	1,399,979
Surrenders (note 6)	(516)	–	–	–	(38,936)	(3,554)	(60,508)	(16,948)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(169)	–	–	–	(3,528)	(2,237)	18,310	(2,858)
Deductions for surrender charges (note 2d)	(1,495)	–	–	–	(2,258)	(68)	(13,669)	(1,870)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(33,969)	(3,087)	–	–	(172,549)	(27,742)	(228,863)	(98,952)
Asset charges (note 3)	(1,195)	(47)	–	–	(7,367)	(1,152)	(11,170)	(4,171)
Adjustments to maintain reserves	42	29	2	–	(145)	564	60	29

Net equity transactions	956,685	43,956	21,148	–	1,802,505	1,032,963	1,320,790	1,631,843

Net change in contract owners’ equity	1,129,942	47,027	21,148	–	2,334,658	1,174,730	1,444,826	1,676,002
Contract owners’ equity beginning of period	47,027	–	–	–	1,174,730	–	1,958,519	282,517

Contract owners’ equity end of period	$1,176,969	47,027	21,148	–	3,509,388	1,174,730	3,403,345	1,958,519

CHANGES IN UNITS:
Beginning units	4,448	–	–	–	101,016	–	185,136	27,828

Units purchased	80,235	4,764	2,104	–	155,309	104,103	175,820	168,025
Units redeemed	(3,209)	(316)	–	–	(20,697)	(3,087)	(53,894)	(10,717)

Ending units	81,474	4,448	2,104	–	235,628	101,016	307,062	185,136

(Continued)

20

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	MFSInvGrSt		MFSValue		NVITAstAll2		NVITBnd2
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$2,831	–	9,888	3,201	9,769	3,157	21,488	1
Realized gain (loss) on investments	17,117	6,440	48,551	3,164	5,084	748	518	45
Change in unrealized gain (loss) on investments	74,317	44,566	(16,020)	74,013	(4,898)	6,938	(16,139)	2,263
Reinvested capital gains	–	–	16,934	9,049	160	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	94,265	51,006	59,353	89,427	10,115	10,843	5,867	2,309

Equity transactions:
Purchase payments received from contract owners (note 6)	280,541	288,483	467,373	219,129	112,408	111,230	70,982	21,696
Transfers between funds	(74,483)	98,504	1,561,000	246,050	290,541	63,920	300,953	95,047
Surrenders (note 6)	(782)	(2)	(150,399)	–	–	–	–	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	17,064	(20,139)	(889)	(163)	1,546	(180)	(35)	–
Deductions for surrender charges (note 2d)	(4,385)	(223)	(197)	(405)	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(81,435)	(83,855)	(95,360)	(42,351)	(42,985)	(7,379)	(24,904)	(3,063)
Asset charges (note 3)	(4,255)	(3,139)	(5,052)	(1,575)	(1,280)	(209)	(871)	(95)
Adjustments to maintain reserves	15	(22)	3	6	3	40	24	33

Net equity transactions	132,280	279,607	1,776,479	420,691	360,233	167,422	346,149	113,618

Net change in contract owners’ equity	226,545	330,613	1,835,832	510,118	370,348	178,265	352,016	115,927
Contract owners’ equity beginning of period	752,533	421,920	741,045	230,927	178,265	–	115,927	–

Contract owners’ equity end of period	$979,078	752,533	2,576,877	741,045	548,613	178,265	467,943	115,927

CHANGES IN UNITS:
Beginning units	66,104	39,870	57,116	21,508	16,886	–	11,000	–

Units purchased	25,080	36,178	134,436	39,381	36,339	17,649	34,529	11,303
Units redeemed	(13,952)	(9,944)	(7,494)	(3,773)	(4,265)	(763)	(2,413)	(303)

Ending units	77,232	66,104	184,058	57,116	48,960	16,886	43,116	11,000

(Continued)

21

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NVITGlobGr2		NVITGroInc2		NVITGrowth2		NVITFHiInc3
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$20,091	1,780	581	–	15,522	4,398	75,655	16,834
Realized gain (loss) on investments	14,448	1,593	(9,160)	–	104,943	855	(291)	17
Change in unrealized gain (loss) on investments	41,570	29,648	(1,182)	–	(12,136)	36,382	(53,902)	4,458
Reinvested capital gains	–	–	–	–	386	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	76,109	33,021	(9,761)	–	108,715	41,635	21,462	21,309

Equity transactions:
Purchase payments received from contract owners (note 6)	237,024	237,147	25,263	–	741,122	221,315	180,766	87,981
Transfers between funds	452,735	70,760	38,842	–	1,905,383	513,380	1,188,098	273,235
Surrenders (note 6)	(83,838)	–	–	–	(63,699)	–	(127)	(3)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	681	(464)	(5)	–	(7,416)	(2,413)	(8,708)	–
Deductions for surrender charges (note 2d)	(948)	–	(19)	–	(1,994)	(59)	(1,171)	(161)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(42,319)	(3,446)	(4,268)	–	(151,161)	(26,832)	(57,508)	(21,975)
Asset charges (note 3)	(2,158)	(347)	(122)	–	(6,284)	(1,011)	(3,060)	(879)
Adjustments to maintain reserves	6	41	66	–	1	37	5	16

Net equity transactions	561,183	303,691	59,757	–	2,415,952	704,417	1,298,295	338,214

Net change in contract owners’ equity	637,292	336,712	49,996	–	2,524,667	746,052	1,319,757	359,523
Contract owners’ equity beginning of period	336,712	–	–	–	746,052	–	457,573	98,050

Contract owners’ equity end of period	$974,004	336,712	49,996	–	3,270,719	746,052	1,777,330	457,573

CHANGES IN UNITS:
Beginning units	31,056	–	–	–	71,982	–	39,250	9,302

Units purchased	51,649	31,483	7,776	–	224,978	75,084	114,463	32,030
Units redeemed	(4,153)	(427)	(2,722)	–	(14,944)	(3,102)	(5,937)	(2,082)

Ending units	78,552	31,056	5,054	–	282,016	71,982	147,776	39,250

(Continued)

22

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NVITEmMrkts3		NVITGlHlth3		NVITGlTech3		NVITGvtBd
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$14,722	4,773	514	–	–	–	126,293	46,020
Realized gain (loss) on investments	157,236	23,446	29,488	(7,056)	37,826	7,984	(3,282)	(4,007)
Change in unrealized gain (loss) on investments	300,985	218,875	23,707	10,511	(10,916)	37,539	79,319	(5,030)
Reinvested capital gains	204,878	7,541	12,097	–	–	–	–	6,029

Net increase (decrease) in contract owners’ equity resulting from operations	677,821	254,635	65,806	3,455	26,910	45,523	202,330	43,012

Equity transactions:
Purchase payments received from contract owners (note 6)	797,820	268,487	326,633	90,726	71,887	170,848	1,017,124	484,556
Transfers between funds	1,154,110	690,603	29,346	162,505	184,663	278,410	1,030,682	1,160,067
Surrenders (note 6)	(513,747)	(1,547)	(234)	(79)	(522,033)	(146)	(7,723)	(117,963)
Death benefits (note 4)	–	(1,148)	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(27,687)	(9,857)	(1,009)	(4,781)	(12,877)	(76)	(16,145)	(6,804)
Deductions for surrender charges (note 2d)	(12,149)	(2,590)	(226)	(108)	(1,157)	(1,275)	(12,482)	(1,430)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(210,378)	(112,288)	(52,954)	(21,131)	(27,212)	(21,227)	(246,493)	(100,427)
Asset charges (note 3)	(8,205)	(2,992)	(2,204)	(672)	(977)	(548)	(10,930)	(3,864)
Adjustments to maintain reserves	54	45	1	5	(9)	4	107	18

Net equity transactions	1,179,818	828,713	299,353	226,465	(307,715)	425,990	1,754,140	1,414,153

Net change in contract owners’ equity	1,857,639	1,083,348	365,159	229,920	(280,805)	471,513	1,956,470	1,457,165
Contract owners’ equity beginning of period	1,284,549	201,201	318,284	88,364	645,214	173,701	1,759,965	302,800

Contract owners’ equity end of period	$3,142,188	1,284,549	683,443	318,284	364,409	645,214	3,716,435	1,759,965

CHANGES IN UNITS:
Beginning units	70,486	15,086	28,850	8,226	47,156	14,102	165,492	29,424

Units purchased	60,138	63,967	30,666	23,226	13,010	34,850	187,942	147,124
Units redeemed	(12,162)	(8,567)	(4,804)	(2,602)	(38,006)	(1,796)	(27,316)	(11,056)

Ending units	118,462	70,486	54,712	28,850	22,160	47,156	326,118	165,492

(Continued)

23

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NVITIntIdx6		NVITIntVal3		NVITIDAgg2		NVITIDCon2
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$3,093	172	81,684	26,751	79,081	39,643	13,718	4,727
Realized gain (loss) on investments	4,747	90	50,299	9,172	52,688	15,529	2,518	(53)
Change in unrealized gain (loss) on investments	(4,275)	1,682	(342,979)	161,812	(86,141)	199,591	(5,383)	4,102
Reinvested capital gains	159	–	252,441	84,271	120,233	22,996	8,167	680

Net increase (decrease) in contract owners’ equity resulting from operations	3,724	1,944	41,445	282,006	165,861	277,759	19,020	9,456

Equity transactions:
Purchase payments received from contract owners (note 6)	14,911	1,780	1,322,825	582,315	1,384,401	923,076	87,438	32,404
Transfers between funds	495,247	23,270	1,306,058	1,313,638	1,203,482	842,380	157,986	199,552
Surrenders (note 6)	(3)	–	(256,690)	(18,347)	(3,600)	(64,873)	(844)	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	(9,263)	(32,666)	(21,249)	(88,369)	(2,285)	–
Deductions for surrender charges (note 2d)	–	–	(22,102)	(4,915)	(9,346)	(11,729)	(1,270)	(68)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(6,397)	(443)	(353,352)	(165,287)	(468,382)	(286,401)	(49,679)	(14,560)
Asset charges (note 3)	(529)	(20)	(15,932)	(6,172)	(17,293)	(7,747)	(1,906)	(659)
Adjustments to maintain reserves	(1)	29	31	(64)	(13)	21	(28)	22

Net equity transactions	503,228	24,616	1,971,575	1,668,502	2,068,000	1,306,358	189,412	216,691

Net change in contract owners’ equity	506,952	26,560	2,013,020	1,950,508	2,233,861	1,584,117	208,432	226,147
Contract owners’ equity beginning of period	26,560	–	2,440,377	489,869	2,507,841	923,724	261,600	35,453

Contract owners’ equity end of period	$533,512	26,560	4,453,397	2,440,377	4,741,702	2,507,841	470,032	261,600

CHANGES IN UNITS:
Beginning units	2,420	–	173,608	42,776	194,850	83,876	23,784	3,422

Units purchased	43,369	2,523	168,487	148,724	193,343	149,999	27,179	21,793
Units redeemed	(1,395)	(103)	(34,305)	(17,892)	(40,497)	(39,025)	(10,411)	(1,431)

Ending units	44,394	2,420	307,790	173,608	347,696	194,850	40,552	23,784

(Continued)

24

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NVITIDMod2		NVITIDModAg2		NVITIDModCon2		NVITMdCpGr
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$257,450	127,536	280,097	131,952	24,075	15,165	–	–
Realized gain (loss) on investments	104,402	12,969	134,224	45,898	10,981	2,101	34,009	13,205
Change in unrealized gain (loss) on investments	(68,350)	351,630	(102,616)	482,846	(11,414)	15,383	175,359	71,106
Reinvested capital gains	139,491	38,452	219,079	61,816	19,420	6,399	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	432,993	530,587	530,784	722,512	43,062	39,048	209,368	84,311

Equity transactions:
Purchase payments received from contract owners (note 6)	3,338,552	2,060,205	4,024,271	2,234,948	309,295	285,134	1,048,078	475,844
Transfers between funds	1,866,420	3,766,393	4,268,943	3,642,900	(21,028)	384,228	1,265,107	1,149,310
Surrenders (note 6)	(13,162)	(47,828)	(231,835)	(26,234)	(8,120)	–	(63,908)	(10,260)
Death benefits (note 4)	(97,721)	–	(101,979)	–	–	–	–	–
Net policy repayments (loans) (note 5)	(93,191)	(1,745)	38,077	(143,632)	(59,250)	(1,112)	(18,646)	(22,725)
Deductions for surrender charges (note 2d)	(14,674)	(18,784)	(98,409)	(18,170)	(5,126)	–	(18,387)	(1,015)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(806,168)	(514,175)	(1,371,567)	(806,374)	(145,345)	(106,132)	(299,683)	(112,940)
Asset charges (note 3)	(29,892)	(15,564)	(52,704)	(24,001)	(3,543)	(2,130)	(13,114)	(4,158)
Adjustments to maintain reserves	6	368	24	368	8	14	63	31

Net equity transactions	4,150,170	5,228,870	6,474,821	4,859,805	66,891	560,002	1,899,510	1,474,087

Net change in contract owners’ equity	4,583,163	5,759,457	7,005,605	5,582,317	109,953	599,050	2,108,878	1,558,398
Contract owners’ equity beginning of period	7,069,020	1,309,563	8,103,532	2,521,215	737,420	138,370	1,818,620	260,222

Contract owners’ equity end of period	$11,652,183	7,069,020	15,109,137	8,103,532	847,373	737,420	3,927,498	1,818,620

CHANGES IN UNITS:
Beginning units	595,670	122,878	649,858	231,586	64,676	13,158	147,306	23,166

Units purchased	457,497	539,669	639,721	505,929	30,182	67,525	175,949	138,754
Units redeemed	(123,889)	(66,877)	(148,115)	(87,657)	(24,652)	(16,007)	(31,439)	(14,614)

Ending units	929,278	595,670	1,141,464	649,858	70,206	64,676	291,816	147,306

(Continued)

25

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NVITMidCap		NVITMyMkt		NVITSmCapGr		NVITSmCapVal
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$13,622	5,350	396,769	278,968	–	–	7,850	1,635
Realized gain (loss) on investments	12,385	1,896	–	–	4,348	10,951	(1,756)	(1,196)
Change in unrealized gain (loss) on investments	(15,341)	17,755	–	–	29,242	12	(158,201)	10,543
Reinvested capital gains	25,152	5,900	–	–	–	–	96,863	31,152

Net increase (decrease) in contract owners’ equity resulting from operations	35,818	30,901	396,769	278,968	33,590	10,963	(55,244)	42,134

Equity transactions:
Purchase payments received from contract owners (note 6)	397,153	167,844	53,604,109	53,778,237	119,711	63,377	172,643	90,871
Transfers between funds	432,640	358,585	(49,370,254)	(48,833,377)	238,343	152,139	255,491	189,775
Surrenders (note 6)	(8,193)	(9,415)	(368,156)	(1,479,035)	(57)	–	(33,278)	(626)
Death benefits (note 4)	–	(372)	–	(2,678)	–	–	–	–
Net policy repayments (loans) (note 5)	(6,398)	(10,261)	(521,276)	(1,855,273)	9,821	(33,905)	(1,480)	(585)
Deductions for surrender charges (note 2d)	(1,385)	(3,456)	(33,510)	(3,004)	(3,423)	(54)	(1,683)	(835)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(100,048)	(63,872)	(1,497,644)	(1,589,421)	(41,790)	(30,438)	(48,951)	(44,475)
Asset charges (note 3)	(3,993)	(1,799)	(54,129)	(41,997)	(2,035)	(1,166)	(2,548)	(1,525)
Adjustments to maintain reserves	(13)	27	(809)	(19,527)	(3)	29	(12)	29

Net equity transactions	709,763	437,281	1,758,331	(46,075)	320,567	149,982	340,182	232,629

Net change in contract owners’ equity	745,581	468,182	2,155,100	232,893	354,157	160,945	284,938	274,763
Contract owners’ equity beginning of period	628,319	160,137	7,041,449	6,808,556	374,764	213,819	418,593	143,830

Contract owners’ equity end of period	$1,373,900	628,319	9,196,549	7,041,449	728,921	374,764	703,531	418,593

CHANGES IN UNITS:
Beginning units	49,716	13,924	656,122	663,162	32,338	19,042	33,060	13,324

Units purchased	60,257	43,180	4,968,597	5,139,944	30,200	18,988	32,758	23,839
Units redeemed	(8,903)	(7,388)	(4,806,977)	(5,146,984)	(5,228)	(5,692)	(6,140)	(4,103)

Ending units	101,070	49,716	817,742	656,122	57,310	32,338	59,678	33,060

(Continued)

26

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NVITSmComp		NVITNWFund		NVITUSGro		NVITVKVal
Investment activity:	2007	2006	2007	2006	2007	2006	2007	12006
Net investment income (loss)	$1,950	1,891	45,333	18,040	–	463	81,588	39,766
Realized gain (loss) on investments	14,231	(6,127)	27,501	9,094	3,948	(1,891)	68,963	11,125
Change in unrealized gain (loss) on investments	(231,497)	120,442	2,572	193,487	60,821	(2,484)	(554,562)	176,221
Reinvested capital gains	234,198	20,299	185,556	–	–	2,283	246,526	115,044

Net increase (decrease) in contract owners’ equity resulting from operations	18,882	136,505	260,962	220,621	64,769	(1,629)	(157,485)	342,156

Equity transactions:
Purchase payments received from contract owners (note 6)	494,081	481,172	1,457,566	664,257	243,575	66,204	1,552,618	911,237
Transfers between funds	(49,039)	816,417	1,195,686	1,785,859	255,492	73,881	1,030,741	1,720,456
Surrenders (note 6)	(59,848)	(4,090)	(38,613)	(15,391)	(234,128)	(1)	(56,007)	(30,423)
Death benefits (note 4)	–	(438)	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	19,258	(39,636)	(23,029)	(11,833)	(1,341)	–	(7,929)	(29,919)
Deductions for surrender charges (note 2d)	(5,898)	(946)	(16,869)	(586)	(581)	(130)	(12,394)	(6,947)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(180,930)	(137,214)	(407,263)	(165,753)	(41,130)	(20,958)	(413,150)	(227,246)
Asset charges (note 3)	(7,982)	(5,055)	(17,371)	(5,951)	(1,574)	(636)	(19,330)	(8,905)
Adjustments to maintain reserves	11	(1)	137	(3)	(4)	22	(92)	16

Net equity transactions	209,653	1,110,209	2,150,244	2,250,599	220,309	118,382	2,074,457	2,328,269

Net change in contract owners’ equity	228,535	1,246,714	2,411,206	2,471,220	285,078	116,753	1,916,972	2,670,425
Contract owners’ equity beginning of period	1,820,330	573,616	2,746,639	275,419	198,352	81,599	3,422,933	752,508

Contract owners’ equity end of period	$2,048,865	1,820,330	5,157,845	2,746,639	483,430	198,352	5,339,905	3,422,933

CHANGES IN UNITS:
Beginning units	141,192	49,848	222,556	25,358	17,260	7,080	277,886	70,808

Units purchased	54,757	107,126	202,377	215,236	20,561	12,107	207,847	238,493
Units redeemed	(40,349)	(15,782)	(38,607)	(18,038)	(3,477)	(1,927)	(42,393)	(31,415)

Ending units	155,600	141,192	386,326	222,556	34,344	17,260	443,340	277,886

(Continued)

27

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NVITMltSec		NBTAFasc		NBTAInt		NBTARegS
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$38,893	10,529	–	–	71,574	4,718	1,607	1,496
Realized gain (loss) on investments	440	(192)	2,199	330	106,853	7,212	13,810	1,894
Change in unrealized gain (loss) on investments	1,950	998	(6,420)	3,349	(413,059)	252,670	(7,715)	6,771
Reinvested capital gains	26	483	1,192	3,071	252,720	17,319	10,426	20,742

Net increase (decrease) in contract owners’ equity resulting from operations	41,309	11,818	(3,029)	6,750	18,088	281,919	18,128	30,903

Equity transactions:
Purchase payments received from contract owners (note 6)	154,275	36,627	25,955	21,202	1,248,629	584,257	114,193	84,319
Transfers between funds	1,282,668	160,608	16,565	36,772	1,017,818	1,636,478	5,235	179,679
Surrenders (note 6)	(26,700)	(3,002)	–	–	(35,054)	(9,412)	(46,123)	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(4,630)	(902)	(370)	–	(17,970)	(12,928)	(1,747)	(1)
Deductions for surrender charges (note 2d)	(3,387)	(4,448)	(309)	(536)	(10,305)	(720)	(714)	(268)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(44,510)	(21,402)	(10,696)	(12,276)	(349,317)	(149,743)	(36,220)	(30,864)
Asset charges (note 3)	(2,763)	(986)	(500)	(360)	(14,784)	(5,354)	(1,672)	(1,133)
Adjustments to maintain reserves	10	14	20	(6)	(2,686)	526	18	11

Net equity transactions	1,354,963	166,509	30,665	44,796	1,836,331	2,043,104	32,970	231,743

Net change in contract owners’ equity	1,396,272	178,327	27,636	51,546	1,854,419	2,325,023	51,098	262,646
Contract owners’ equity beginning of period	308,696	130,369	126,669	75,123	2,548,372	223,349	414,975	152,329

Contract owners’ equity end of period	$1,704,968	308,696	154,305	126,669	4,402,791	2,548,372	466,073	414,975

CHANGES IN UNITS:
Beginning units	28,788	12,746	11,400	7,116	175,676	19,008	32,076	13,062

Units purchased	130,672	18,989	7,629	5,936	151,271	170,114	13,210	21,988
Units redeemed	(7,488)	(2,947)	(5,213)	(1,652)	(32,883)	(13,446)	(10,328)	(2,974)

Ending units	151,972	28,788	13,816	11,400	294,064	175,676	34,958	32,076

(Continued)

28

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	NBTSocRes		OppCapAp		OppGlSec3		OppHighInc3
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$4,682	1,831	2,062	1,233	21,931	6,048	–	–
Realized gain (loss) on investments	56,061	3,468	29,086	2,872	38,674	9,295	(301)	–
Change in unrealized gain (loss) on investments	200,731	251,896	94,260	47,086	(34,925)	122,518	(6,849)	–
Reinvested capital gains	17,611	13,002	–	–	79,846	31,662	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	279,085	270,197	125,408	51,191	105,526	169,523	(7,150)	–

Equity transactions:
Purchase payments received from contract owners (note 6)	1,726,905	764,331	452,295	368,097	497,150	344,026	94,176	–
Transfers between funds	1,857,111	2,022,844	231,539	302,008	405,371	744,778	235,552	–
Surrenders (note 6)	(24,713)	(28,933)	(211,010)	(4,631)	(160,738)	(17,137)	(57)	–
Death benefits (note 4)	–	–	–	–	–	(778)	–	–
Net policy repayments (loans) (note 5)	(37,258)	(14,268)	(5,401)	–	(7,133)	(17,408)	(1,091)	–
Deductions for surrender charges (note 2d)	(16,289)	(2,272)	(7,963)	(1,100)	(3,957)	(2,099)	(176)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(470,714)	(187,238)	(120,383)	(88,981)	(223,884)	(140,229)	(12,229)	–
Asset charges (note 3)	(20,759)	(6,986)	(4,868)	(2,416)	(8,753)	(4,099)	(537)	–
Adjustments to maintain reserves	129	46	4	(1)	3	42	46	–

Net equity transactions	3,014,412	2,547,524	334,213	572,976	498,059	907,096	315,684	–

Net change in contract owners’ equity	3,293,497	2,817,721	459,621	624,167	603,585	1,076,619	308,534	–
Contract owners’ equity beginning of period	3,207,374	389,653	907,431	283,264	1,510,454	433,835	–	–

Contract owners’ equity end of period	$6,500,871	3,207,374	1,367,052	907,431	2,114,039	1,510,454	308,534	–

CHANGES IN UNITS:
Beginning units	255,116	35,240	78,600	26,486	106,424	35,974	–	–

Units purchased	268,470	239,728	46,890	61,085	50,895	84,914	33,439	–
Units redeemed	(43,086)	(19,852)	(21,756)	(8,971)	(17,245)	(14,464)	(1,503)	–

Ending units	480,500	255,116	103,734	78,600	140,074	106,424	31,936	–

(Continued)

29

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	OppHighInc		OppMStSCap		OppMSt		PVTGroInc
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$24,409	13,146	5,517	857	35,324	12,294	94	67
Realized gain (loss) on investments	(2,376)	(258)	20,659	7,184	124,511	4,748	75	40
Change in unrealized gain (loss) on investments	(19,851)	10,268	(157,715)	90,955	(40,072)	298,954	(1,472)	438
Reinvested capital gains	–	–	58,836	16,914	–	–	1,078	104

Net increase (decrease) in contract owners’ equity resulting from operations	2,182	23,156	(72,703)	115,910	119,763	315,996	(225)	649

Equity transactions:
Purchase payments received from contract owners (note 6)	54,721	79,337	657,750	328,845	1,485,877	869,475	2,611	2,611
Transfers between funds	(91,147)	138,753	598,213	1,028,689	728,416	2,047,073	(1,880)	–
Surrenders (note 6)	–	(478)	(191,026)	(3,071)	(14,048)	(15,544)	–	–
Death benefits (note 4)	–	(2,121)	–	–	–	(2,182)	–	–
Net policy repayments (loans) (note 5)	(542)	(9,536)	(6,703)	(3,702)	(23,636)	(13,670)	–	–
Deductions for surrender charges (note 2d)	(1,263)	(522)	(7,493)	(410)	(17,624)	(1,192)	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(34,652)	(35,718)	(207,057)	(116,262)	(425,147)	(221,467)	(318)	(382)
Asset charges (note 3)	(1,571)	(1,173)	(8,544)	(3,656)	(18,370)	(8,141)	(39)	(28)
Adjustments to maintain reserves	9	36	(33)	27	104	(29)	(9)	(7)

Net equity transactions	(74,445)	168,578	835,107	1,230,460	1,715,572	2,654,323	365	2,194

Net change in contract owners’ equity	(72,263)	191,734	762,404	1,346,370	1,835,335	2,970,319	140	2,843
Contract owners’ equity beginning of period	330,200	138,466	1,601,981	255,611	3,588,258	617,939	5,355	2,512

Contract owners’ equity end of period	$257,937	330,200	2,364,385	1,601,981	5,423,593	3,588,258	5,495	5,355

CHANGES IN UNITS:
Beginning units	29,360	13,472	121,838	22,356	290,410	57,526	434	236

Units purchased	5,769	21,276	81,569	109,737	193,571	255,214	213	236
Units redeemed	(12,171)	(5,388)	(21,383)	(10,255)	(63,627)	(22,330)	(173)	(38)

Ending units	22,958	29,360	182,024	121,838	420,354	290,410	474	434

(Continued)

30

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	PVTVoygr		TRoeBlChip2		TRowEqInc2		TRowLtdTBd2
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$–	3	2,385	1,163	23,876	7,404	14,793	2,668
Realized gain (loss) on investments	77	32	63,927	1,643	28,843	841	433	(73)
Change in unrealized gain (loss) on investments	108	155	129,866	36,768	(180,771)	63,204	6,927	793
Reinvested capital gains	–	–	–	–	124,062	19,491	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	185	190	196,178	39,574	(3,990)	90,940	22,153	3,388

Equity transactions:
Purchase payments received from contract owners (note 6)	291	334	838,765	191,454	394,228	164,070	49,083	30,978
Transfers between funds	161	273	1,616,811	374,502	1,328,251	428,808	728,255	96,482
Surrenders (note 6)	(2)	–	(208,477)	(989)	(40,512)	(1,609)	–	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	10,483	(31,508)	6,460	(1,052)	494	–
Deductions for surrender charges (note 2d)	(191)	–	(7,789)	(2,850)	(960)	(2,732)	(86)	(4)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(236)	(293)	(218,314)	(62,075)	(114,937)	(51,881)	(23,055)	(9,521)
Asset charges (note 3)	(21)	(18)	(8,393)	(1,559)	(5,536)	(1,993)	(1,215)	(323)
Adjustments to maintain reserves	18	(16)	76	3	13	12	90	4

Net equity transactions	20	280	2,023,162	466,978	1,567,007	533,623	753,566	117,616

Net change in contract owners’ equity	205	470	2,219,340	506,552	1,563,017	624,563	775,719	121,004
Contract owners’ equity beginning of period	3,279	2,809	611,894	105,342	808,964	184,401	129,228	8,224

Contract owners’ equity end of period	$3,484	3,279	2,831,234	611,894	2,371,981	808,964	904,947	129,228

CHANGES IN UNITS:
Beginning units	290	262	49,464	9,310	64,100	17,336	12,266	812

Units purchased	40	60	174,736	48,810	128,924	51,885	73,490	12,408
Units redeemed	(38)	(32)	(20,740)	(8,656)	(10,602)	(5,121)	(4,128)	(954)

Ending units	292	290	203,460	49,464	182,422	64,100	81,628	12,266

(Continued)

31

NATIONWIDE VLI SEPARATE ACCOUNT-7

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	VKUCorPlus		VKUUSRE
Investment activity:	2007	2006	2007	2006
Net investment income (loss)	$71,400	27,049	32,384	11,843
Realized gain (loss) on investments	(186)	(426)	18,048	19,270
Change in unrealized gain (loss) on investments	40,532	4,843	(914,981)	292,099
Reinvested capital gains	–	3,594	252,896	71,104

Net increase (decrease) in contract owners’ equity resulting from operations	111,746	35,060	(611,653)	394,316

Equity transactions:
Purchase payments received from contract owners (note 6)	783,711	328,689	981,644	733,206
Transfers between funds	803,527	893,403	1,430,574	885,972
Surrenders (note 6)	(6,011)	(10,680)	(693,481)	(4,693)
Death benefits (note 4)	–	–	–	(428)
Net policy repayments (loans) (note 5)	(10,175)	(4,380)	(8,916)	(8,899)
Deductions for surrender charges (note 2d)	(6,279)	(294)	(11,517)	(2,578)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(185,158)	(75,459)	(287,226)	(182,445)
Asset charges (note 3)	(8,188)	(2,886)	(11,190)	(5,320)
Adjustments to maintain reserves	42	32	(4)	33

Net equity transactions	1,371,469	1,128,425	1,399,884	1,414,848

Net change in contract owners’ equity	1,483,215	1,163,485	788,231	1,809,164
Contract owners’ equity beginning of period	1,332,519	169,034	2,306,503	497,339

Contract owners’ equity end of period	$2,815,734	1,332,519	3,094,734	2,306,503

CHANGES IN UNITS:
Beginning units	123,478	16,248	137,238	40,850

Units purchased	143,753	115,383	116,653	110,438
Units redeemed	(19,803)	(8,153)	(31,849)	(14,050)

Ending units	247,428	123,478	222,042	137,238

See accompanying notes to financial statements.

32

NATIONWIDE VLI SEPARATE ACCOUNT-7

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

(1)  Background and Summary of Significant Accounting Policies

(a)   Organization and Nature of Operations

The Nationwide VLI Separate Account-7 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 4, 2004. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The Company offers two Flexible Premium Variable Life Insurance Policies through the Account: The Best of America Next Generation® II FPVUL and Nationwide® Options Select (offered in the State of New York). The primary distribution for contracts is through wholesalers and brokers.

(b)   The Contracts

Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

Contract owners may invest in the following:

Portfolios of the AIM Variable Insurance Funds (AIM VIF);

AIM VIF – Basic Value Fund – Series I (AIMBValue)

AIM VIF – Capital Appreciation Fund – Series I (AIMCapAp)

AIM VIF – Capital Development Fund – Series I (AIMCapDev)

Portfolios of the American Century Variable Portfolios, Inc. (American Century VP);

American Century VP – Inflation Protection Fund – Class II (ACVPInflPro2)

American Century VP – International Fund – Class III (ACVPInt3)

American Century VP – Mid Cap Value Fund – Class I (ACVPMdCpV)

American Century VP – Ultra® Fund – Class I (ACVPUltra)

American Century VP – Value Fund – Class I (ACVPVal)

American Century VP – VistaSM Fund – Class I (ACVPVista1)

Portfolio of the Dreyfus Investment Portfolios (Dreyfus IP);

Dreyfus IP – Small Cap Stock Index Portfolio – Service Shares (DryIPSmCap)

Dreyfus Stock Index Fund, Inc. – Initial Shares (DryStkIx)

Portfolio of the Dreyfus Variable Investment Fund (Dreyfus VIF);

Dreyfus VIF – Appreciation Portfolio – Initial Shares (DryVApp)

Portfolios of the Federated Insurance Series (Federated IS);

Federated IS – Market Opportunity Fund II – Service Shares (FedMrkOp)

Federated IS – Quality Bond Fund II – Primary Shares (FedQualBd)

Portfolios of the Fidelity® Variable Insurance Products Fund (Fidelity® VIP);

Fidelity® VIP – Equity-Income Portfolio – Service Class (FidVIPEIS)

Fidelity® VIP – Growth Portfolio – Service Class (FidVIPGrS)

Fidelity® VIP – Overseas Portfolio – Service Class R (FidVIPOvSR)

Portfolios of the Fidelity® Variable Insurance Products Fund II (Fidelity® VIP II);

Fidelity® VIP II – Contrafund® Portfolio – Service Class (FidVIPConS)

Fidelity® VIP II – Investment Grade Bond Portfolio – Service Class (FidVIPIGBdS)

Portfolios of the Fidelity® Variable Insurance Products Fund III (Fidelity® VIP III);

Fidelity® VIP III – Mid Cap Portfolio – Service Class (FidVIPMCapS)

Fidelity® VIP III – Value Strategies Portfolio – Service Class (FidVIPVaIS)

(Continued)

33

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

Portfolios of the Fidelity® Variable Insurance Products Fund IV (Fidelity® VIP IV);

Fidelity® VIP IV – Energy Portfolio – Service Class 2 (FidVIPEnergyS2)

Fidelity® VIP IV – Freedom Fund 2010 Portfolio – Service Class (FidVIPFree10S)

Fidelity® VIP IV – Freedom Fund 2020 Portfolio – Service Class (FidVIPFree20S)

Fidelity® VIP IV – Freedom Fund 2030 Portfolio – Service Class (FidVIPFree30S)

Portfolios of the Franklin Templeton Variable Insurance Products Trust (Franklin Templeton VIP);

Franklin Templeton VIP – Developing Markets Securities Fund – Class 3 (FrVIPDevMrk3)

Franklin Templeton VIP – Foreign Securities Fund – Class 3 (FrVIPForSec3)

Franklin Templeton VIP – Global Income Securities Fund – Class 3 (FrVIPGlInc3)

Franklin Templeton VIP – Income Securities Fund – Class 2 (FrVIPIncSec2)

Franklin Templeton VIP – Rising Dividends Securities Fund – Class 1 (FrVIPRisDiv)

Franklin Templeton VIP – Small Cap Value Securities Fund – Class 1 (FrVIPSCapV1)

Portfolios of the Janus Aspen Series;

Janus Aspen Series – Forty Portfolio – Service Shares (JAspForty)

Janus Aspen Series – INTECH Risk-Managed Core Portfolio – Service Shares (JAspRMgCore)

Janus Aspen Series – International Growth Portfolio – Service II Shares (JAspIntGroS2)

Portfolio of the Lehman Brothers Advisers Management Trust (Lehman Brothers AMT);

Lehman Brothers AMT – Short Duration Bond Portfolio – I Class

(formerly Neuberger Berman AMT – Limited Maturity Bond Portfolio – Class I) (LBTShrtDBd)

Portfolios of the MFS Variable Insurance Trust (MFS VIT);

MFS VIT – Investors Growth Stock Series – Initial Class (MFSInvGrSt)

MFS VIT – Value Series – Initial Class (MFSValue)

Portfolios of the Nationwide Variable Insurance Trust (Nationwide VIT) (formerly Gartmore GVIT);

Nationwide VIT – American Funds Asset Allocation Fund – Class II (NVITAstAll2)

Nationwide VIT – American Funds Bond Fund – Class II (NVITBnd2)

Nationwide VIT – American Funds Global Growth Fund – Class II (NVITGlobGr2)

Nationwide VIT – American Funds Growth – Income Fund – Class II (NVITGroInc2)

Nationwide VIT – American Funds Growth Fund – Class II (NVITGrowth2)

Nationwide VIT – Federated High Income Bond Fund – Class I (NVITFHiInc)*

Nationwide VIT – Federated High Income Bond Fund – Class III (NVITFHiInc3)

Nationwide VIT – Gartmore Emerging Markets Fund – Class III (NVITEmMrkts3)

Nationwide VIT – Global Health Sciences Fund – Class III (NVITGlHlth3)

Nationwide VIT – Global Technology and Communications Fund – Class III (NVITGlTech3)

Nationwide VIT – Government Bond Fund – Class I (NVITGvtBd)

Nationwide VIT – International Index Fund – Class VI (NVITIntIdx6)

Nationwide VIT – International Value Fund – Class III (NVITIntVal3)

Nationwide VIT – Investor Destinations Aggressive Fund – Class II (NVITIDAgg2)

Nationwide VIT – Investor Destinations Conservative Fund – Class II (NVITIDCon2)

Nationwide VIT – Investor Destinations Moderate Fund – Class II (NVITIDMod2)

Nationwide VIT – Investor Destinations Moderately Aggressive Fund – Class II (NVITIDModAg2)

Nationwide VIT – Investor Destinations Moderately Conservative Fund – Class II (NVITIDModCon2)

Nationwide VIT – Mid Cap Growth Fund – Class I (NVITMdCpGr)

Nationwide VIT – Mid Cap Index Fund – Class I (NVITMidCap)

Nationwide VIT – Money Market Fund – Class I (NVITMyMkt)

Nationwide VIT – Multi-Manager Small Cap Growth Fund – Class I

(formerly Gartmore GVIT – Small Cap Growth Fund – Class I) (NVITSmCapGr)

Nationwide VIT – Multi-Manager Small Cap Value Fund – Class I

(formerly Gartmore GVIT – Small Cap Value Fund – Class I) (NVITSmCapVal)

Nationwide VIT – Multi-Manager Small Company Fund – Class I

(formerly Gartmore GVIT – Small Company Fund – Class I) (NVITSmComp)

Nationwide VIT – Nationwide Fund – Class I (NVITNWFund)

(Continued)

34

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

Nationwide VIT – U.S. Growth Leaders Fund – Class I (NVITUSGro)

Nationwide VIT – Van Kampen Comstock Value Fund – Class I (NVITVKVal)

Nationwide VIT – Van Kampen Multi Sector Bond Fund – Class I (NVITMltSec)

Portfolios of the Neuberger Berman Advisers Management Trust (Neuberger Berman AMT);

Neuberger Berman AMT – Fasciano Portfolio – S Class Shares (NBTAFasc)

Neuberger Berman AMT – International Portfolio – Class S (NBTAInt)

Neuberger Berman AMT – Regency Portfolio – Class S (NBTARegS)

Neuberger Berman AMT – Socially Responsive Portfolio Class I (NBTSocRes)

Portfolios of the Oppenheimer Variable Account Funds (Oppenheimer VAF);

Oppenheimer VAF – Capital Appreciation Fund – Non-Service Shares (OppCapAp)

Oppenheimer VAF – Global Securities Fund – Class 3 (OppGlSec3)

Oppenheimer VAF – High Income Fund – Class 3 (OppHighInc3)

Oppenheimer VAF – High Income Fund – Non-Service Shares (OppHighInc)

Oppenheimer VAF – Main Street Small Cap Fund® – Non-Service Shares (OppMStSCap)

Oppenheimer VAF – Main Street® – Non-Service Shares (OppMSt)

Portfolios of the Putnam Variable Trust (Putnam VT);

Putnam VT – Growth and Income Fund – IB Shares (PVTGroInc)

Putnam VT – Voyager Fund – IB Shares (PVTVoygr)

Portfolios of T. Rowe Price;

T. Rowe Price Blue Chip Growth Portfolio – II (TRoeBlChip2)

T. Rowe Price Equity Income Portfolio – II (TRowEqInc2)

T. Rowe Price Limited Term Bond Portfolio – Class II (TRowLtdTBd2)

Portfolios of the Van Kampen – The Universal Institutional Funds, Inc. (Van Kampen UIF);

Van Kampen UIF – Core Plus Fixed Income Portfolio – Class I (VKUCorPlus)

Van Kampen UIF – U.S. Real Estate Portfolio – Class I (VKUUSRE)

At December 31, 2007, contract owners were invested in all of the above funds, except those noted with an asterisk (*). The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

(c)   Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued on the closing net asset value per share at December 31, 2007 of such funds, which value their investment securities at fair value. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a First in – First out basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(Continued)

35

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

(d)  Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

(e)  Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)  New Accounting Pronouncement

In September 2006, the FASB issued SFAS 157, Fair Value Measurements (SFAS 157). SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt SFAS 157 effective January 1, 2008. SFAS 157 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

(2)   Policy Charges

(a)  Deductions from Premium

For the Best of America Next Generation® II FPVUL and Nationwide® Options Select contracts, the Company deducts a minimum of 0.5% to a maximum of 2.5% of all premiums received to cover premium tax and sales expense.

The Company may, at its sole discretion, reduce this sales loading.

For the periods ended December 31, 2007 and 2006, total front-end sales charge deductions were $3,696,609 and $3,326,758, respectively.

(b)  Cost of Insurance

A cost of insurance charge is assessed monthly against each contract. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value). This charge is assessed against each contract by liquidating units.

(c)  Administrative Charges

For the Best of America Next Generation® II FPVUL and Nationwide® Options Select contracts, the Company currently deducts a short-term trading fee of 1% of an amount allocated to a sub account and transferred from that sub account within 60 days of that allocation. These charges are assessed against each contract by liquidating units.

(Continued)

36

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

For the Best of America Next Generation® II FPVUL contract, the Company currently deducts a $10 administrative charge per policy per month (maximum of $20 per policy per month) taken proportionally from the sub accounts and any companion fixed funds of the contract. For the Nationwide® Options Select contracts, the Company deducts $8.75 per policy per month taken proportionally from the sub accounts and any fixed companion contracts. These charges are assessed against each contract by liquidating units.

For the Best of America Next Generation® II FPVUL contracts, the Company currently deducts a monthly underwriting and distribution charge of $0.10 per $1,000 of specified amount (but not more than $25). The maximum guaranteed charge is $0.20 per $1,000 of specified amount (but not to exceed $50). For the Nationwide® Options Select contracts, the Company currently deducts a monthly underwriting and distribution charge of $0.17 per $1,000 of specified amount. This is also the maximum guaranteed charge. These charges are assessed against each contract by liquidating units.

(d)   Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class.

For both the Best of America Next Generation® II FPVUL contracts and the Nationwide® Options Select contracts, the charge is 100% of the initial surrender charge in the first year, and declines a specified amount each year to 0% of the initial surrender charge in the eleventh year or thirteenth year, depending on the insured’s age at the time of policy issuance.

The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred. These charges are assessed against each contract by liquidating units.

(3)   Asset Charges

For both the Best of America Next Generation® II FPVUL and the Nationwide® Options Select contracts the Company deducts a monthly mortality and expense risk charge as follows:

In policy years 1 through 10, the Company deducts an annualized charge of 0.60% on the first $25,000 of variable cash value, 0.30% for the next $225,000 in variable cash value, and 0.10% for variable cash value in excess of $250,000.

In policy years 11 through 20, the Company deducts an annualized charge of 0.30% on the first $25,000 of variable cash value, 0.20% on the next $225,000 of variable cash value, and 0.05% for variable cash value in excess of $250,000.

In policy years 21 and later, the Company does not deduct mortality and expense risk charges on any variable account values.

These charges are assessed monthly against each contract by liquidating units.

(4)   Death Benefits

Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(Continued)

37

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

(5)   Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow 90% of a policy’s variable cash surrender value plus 100% of a policy’s fixed cash surrender value less the applicable value of surrender charge. Interest is charged on the outstanding loan and is due and payable in advance on the policy anniversary date. The contract is charged 3.9% interest on the outstanding loan.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest credited back to the Account.

(6)   Related Party Transactions

The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contact owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements.

For the periods ended December 31, 2007 and 2006, total transfers into the Account from the fixed account were $9,498,601 and $2,832,856, respectively, and total transfers from the Account to the fixed account were $8,814,274 and $4,589,734, respectively.

(Continued)

38

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

(7)	Financial Highlights
The following is a summary of units, unit fair values and contract owners’ equity outstanding for variable universal life contracts as of the end of the period indicated, and the contract expense rate, investment income ratio and total return for the two year period ended December 31, 2007 and for the period March 8, 2005 (commencement of operations) through December 31, 2005.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
AIM VIF – Basic Value Fund – Series I
2007	0.00%	135,276	$12.310539	$1,665,320	0.67%	1.54%
2006	0.00%	106,230	12.123351	1,287,864	0.53%	13.20%
2005	0.00%	55,180	10.709293	590,939	0.18%	7.09% 01/18/05
AIM VIF – Capital Appreciation Fund – Series I
2007	0.00%	29,170	13.191695	384,802	0.00%	12.01%
2006	0.00%	19,966	11.776847	235,137	0.09%	6.30%
2005	0.00%	3,774	11.078867	41,812	0.11%	10.79% 01/18/05
AIM VIF – Capital Development Fund – Series I
2007	0.00%	59,934	14.321990	858,374	0.00%	10.84%
2006	0.00%	45,230	12.920789	584,407	0.00%	16.52%
2005	0.00%	22,328	11.088904	247,593	0.00%	10.89% 01/18/05
American Century VP – Inflation Protection Fund – Class II
2007	0.00%	51,396	11.297046	580,623	4.62%	9.49%
2006	0.00%	47,864	10.317483	493,836	3.26%	1.59%
2005	0.00%	18,950	10.156270	192,461	3.61%	1.56%
American Century VP – International Fund – Class III
2007	0.00%	5,228	17.230511	90,081	0.00%	18.06%
American Century VP – Mid Cap Value Fund – Class I
2007	0.00%	93,856	13.306496	1,248,894	0.83%	-2.31%
2006	0.00%	38,618	13.620466	525,995	0.93%	20.30%
2005	0.00%	15,942	11.322176	180,498	1.79%	13.22% 05/02/05
American Century VP – Ultra® Fund –Class I
2007	0.00%	24,316	12.174342	296,031	0.00%	21.02%
2006	0.00%	23,856	10.060123	239,994	0.00%	-3.28%
2005	0.00%	5,294	10.400804	55,062	0.00%	4.01% 01/18/05
American Century VP – Value Fund –Class I
2007	0.00%	163,872	12.000449	1,966,538	1.43%	-5.14%
2006	0.00%	117,422	12.650434	1,485,439	0.95%	18.65%
2005	0.00%	53,242	10.661727	567,652	0.00%	6.62% 01/18/05
American Century VP – VistaSM Fund – Class I
2007	0.00%	49,690	17.466180	867,894	0.00%	39.77%
2006	0.00%	15,320	12.496264	191,443	0.00%	9.01%
2005	0.00%	828	11.463606	9,492	0.00%	14.64% 05/02/05
Dreyfus IP – Small Cap Stock Index Portfolio – Service Shares
2007	0.00%	89,220	12.583781	1,122,725	0.33%	-0.65%
2006	0.00%	49,732	12.666664	629,939	0.28%	14.41%
2005	0.00%	15,656	11.071201	173,331	0.00%	10.71% 01/18/05
Dreyfus Stock Index Fund, Inc. – Initial Shares
2007	0.00%	212,590	12.889762	2,740,235	1.80%	5.26%
2006	0.00%	163,324	12.246198	2,000,098	1.85%	15.50%
2005	0.00%	66,272	10.602989	702,681	1.64%	6.03% 01/18/05
Dreyfus VIF – Appreciation Portfolio – Initial Shares
2007	0.00%	76,138	13.083574	996,157	1.49%	7.13%
2006	0.00%	77,946	12.212508	951,916	1.23%	16.48%
2005	0.00%	32,988	10.484934	345,877	0.00%	4.85% 01/18/05
Federated IS – Market Opportunity Fund II – Service Shares
2007	0.00%	2,642	10.240958	27,057	0.84%	-1.48%
2006	0.00%	6,984	10.395256	72,600	0.00%	3.95% 05/01/06
(Continued)

39

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Federated IS – Quality Bond Fund II – Primary Shares
2007	0.00%	77,274	$11.108998	$858,437	4.51%	5.38%
2006	0.00%	47,196	10.541505	497,517	3.49%	4.15%
2005	0.00%	18,824	10.121073	190,519	0.00%	1.21% 01/18/05
Fidelity® VIP – Equity-Income Portfolio – Service Class
2007	0.00%	186,880	13.060141	2,440,679	2.07%	1.42%
2006	0.00%	126,706	12.877569	1,631,665	3.51%	20.08%
2005	0.00%	37,512	10.724223	402,287	0.00%	7.24% 01/18/05
Fidelity® VIP – Growth Portfolio – Service Class
2007	0.00%	127,988	14.583722	1,866,541	0.52%	26.87%
2006	0.00%	55,984	11.495023	643,537	0.16%	6.73%
2005	0.00%	19,034	10.769983	204,996	0.00%	7.70% 01/18/05
Fidelity® VIP – Overseas Portfolio – Service Class R
2007	0.00%	117,536	17.283296	2,031,409	2.79%	17.23%
2006	0.00%	97,890	14.743687	1,443,260	0.46%	17.95%
2005	0.00%	31,744	12.499996	396,800	0.00%	25.00% 05/02/05
Fidelity® VIP II – Contrafund® Portfolio – Service Class
2007	0.00%	573,780	15.508728	8,898,598	0.97%	17.51%
2006	0.00%	413,560	13.198045	5,458,183	1.27%	11.59%
2005	0.00%	146,390	11.827342	1,731,405	0.00%	18.27% 01/18/05
Fidelity® VIP II – Investment Grade Bond Portfolio – Service Class
2007	0.00%	409,144	11.078504	4,532,703	2.99%	4.21%
2006	0.00%	190,744	10.630812	2,027,764	1.72%	4.30%
2005	0.00%	39,276	10.192547	400,322	0.00%	1.93% 01/18/05
Fidelity® VIP III – Mid Cap Portfolio – Service Class
2007	0.00%	340,096	15.677232	5,331,764	0.74%	15.49%
2006	0.00%	215,078	13.574900	2,919,662	0.15%	12.59%
2005	0.00%	71,246	12.056903	859,006	0.00%	20.57% 01/18/05
Fidelity® VIP III – Value Strategies Portfolio – Service Class
2007	0.00%	18,430	13.212045	243,498	0.84%	5.60%
2006	0.00%	36,554	12.511424	457,343	0.35%	16.20%
2005	0.00%	22,290	10.767426	240,006	0.00%	7.67% 01/18/05
Fidelity® VIP IV – Energy Portfolio – Service Class 2
2007	0.00%	99,004	22.953063	2,272,445	0.13%	45.64%
2006	0.00%	67,128	15.759845	1,057,927	0.97%	16.62%
2005	0.00%	7,480	13.514321	101,087	1.11%	35.14% 05/02/05
Fidelity® VIP IV – Freedom Fund 2010 Portfolio – Service Class
2007	0.00%	13,052	12.888793	168,225	2.84%	8.65%
2006	0.00%	7,258	11.863160	86,103	2.74%	9.78%
2005	0.00%	764	10.806063	8,256	0.43%	8.06% 05/02/05
Fidelity® VIP IV – Freedom Fund 2020 Portfolio – Service Class
2007	0.00%	75,550	13.695591	1,034,702	2.54%	10.17%
2006	0.00%	21,224	12.431698	263,850	2.81%	11.81%
2005	0.00%	2,604	11.118664	28,953	1.23%	11.19% 05/02/05
Fidelity® VIP IV – Freedom Fund 2030 Portfolio – Service Class
2007	0.00%	45,384	14.256765	647,029	2.65%	11.21%
2006	0.00%	20,124	12.819894	257,988	2.35%	13.15%
2005	0.00%	4,108	11.329788	46,543	0.88%	13.30% 05/02/05
Franklin Templeton VIP – Developing Markets Securities Fund – Class 3
2007	0.00%	136,940	21.120230	2,892,204	1.73%	28.70%
2006	0.00%	66,476	16.410826	1,090,926	1.27%	28.17%
2005	0.00%	8,750	12.804274	112,037	0.00%	28.04% 05/02/05
Franklin Templeton VIP – Foreign Securities Fund – Class 3
2007	0.00%	290,120	15.828965	4,592,299	2.05%	15.45%
2006	0.00%	150,140	13.711150	2,058,592	1.23%	21.46%
2005	0.00%	26,648	11.288544	300,817	0.09%	12.89% 05/02/05
(Continued)

40

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Franklin Templeton VIP – Global Income Securities Fund – Class 3
2007	0.00%	126,412	$12.380292	$1,565,017	2.06%	11.03%
2006	0.00%	41,780	11.150160	465,854	1.91%	12.84%
2005	0.00%	1,932	9.881172	19,090	0.94%	-1.19% 05/02/05
Franklin Templeton VIP – Income Securities Fund – Class 2
2007	0.00%	107,748	11.637657	1,253,934	3.39%	3.76%
2006	0.00%	25,060	11.216304	281,081	0.01%	12.16% 05/01/06
Franklin Templeton VIP – Rising Dividends Securities Fund – Class 1
2007	0.00%	140,928	12.044130	1,697,355	2.41%	-2.41%
2006	0.00%	127,172	12.342050	1,569,563	1.32%	17.43%
2005	0.00%	55,804	10.510323	586,518	0.16%	5.10% 01/18/05
Franklin Templeton VIP – Small Cap Value Securities Fund – Class 1
2007	0.00%	163,626	12.794049	2,093,439	0.78%	-2.14%
2006	0.00%	83,984	13.073214	1,097,941	0.81%	17.30%
2005	0.00%	26,166	11.144808	291,615	0.11%	11.45% 01/18/05
Gartmore GVIT – Small Cap Growth Fund: Class I – Intial Funding by Depositor
2006	0.00%	32,338	11.588975	374,764	0.00%	3.21%
2005	0.00%	19,042	11.228805	213,819	0.00%	12.29% 01/18/05
Janus Aspen Series – Forty Portfolio – Service Shares
2007	0.00%	81,474	14.445945	1,176,969	0.28%	36.63%
2006	0.00%	4,448	10.572707	47,027	0.13%	5.73% 05/01/06
Janus Aspen Series – INTECH Risk-Managed Core Portfolio – Service Shares
2007	0.00%	2,104	10.051308	21,148	0.00%	0.51% 05/01/07
Janus Aspen Series – International Growth Portfolio – Service II Shares
2007	0.00%	235,628	14.893765	3,509,388	0.48%	28.07%
2006	0.00%	101,016	11.629148	1,174,730	1.54%	16.29% 05/01/06
Lehman Brothers AMT – Short Duration Bond Portfolio – I Class
2007	0.00%	307,062	11.083576	3,403,345	3.10%	4.77%
2006	0.00%	185,136	10.578811	1,958,519	4.94%	4.20%
2005	0.00%	27,828	10.152239	282,517	4.19%	1.52% 01/18/05
MFS VIT – Investors Growth Stock Series – Initial Class
2007	0.00%	77,232	12.677102	979,078	0.32%	11.36%
2006	0.00%	66,104	11.384079	752,533	0.00%	7.58%
2005	0.00%	39,870	10.582381	421,920	0.00%	5.82% 01/18/05
MFS VIT – Value Series – Initial Class
2007	0.00%	184,058	14.000352	2,576,877	0.66%	7.91%
2006	0.00%	57,116	12.974380	741,045	0.75%	20.84%
2005	0.00%	21,508	10.736776	230,927	0.00%	7.37% 01/18/05
Nationwide VIT – American Funds Asset Allocation Fund – Class II
2007	0.00%	48,960	11.205324	548,613	3.16%	6.14%
2006	0.00%	16,886	10.556998	178,265	2.44%	5.57% 05/01/06
Nationwide VIT – American Funds Bond Fund – Class II
2007	0.00%	43,116	10.853118	467,943	9.87%	2.98%
2006	0.00%	11,000	10.538858	115,927	0.00%	5.39% 05/01/06
Nationwide VIT – American Funds Global Growth Fund – Class II
2007	0.00%	78,552	12.399481	974,004	2.94%	14.36%
2006	0.00%	31,056	10.842096	336,712	0.76%	8.42% 05/01/06
Nationwide VIT – American Funds Growth – Income Fund – Class II
2007	0.00%	5,054	9.892316	49,996	0.30%	-1.08% 05/01/07
Nationwide VIT – American Funds Growth Fund – Class II
2007	0.00%	282,016	11.597638	3,270,719	0.95%	11.90%
2006	0.00%	71,982	10.364424	746,052	0.98%	3.64% 05/01/06
Nationwide VIT – Federated High Income Bond Fund – Class III
2007	0.00%	147,776	12.027193	1,777,330	8.79%	3.17%
2006	0.00%	39,250	11.657910	457,573	8.07%	10.60%
2005	0.00%	9,302	10.540776	98,050	4.45%	5.41% 05/02/05
(Continued)

41

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

Nationwide VIT – Gartmore Emerging Markets Fund – Class III
2007	0.00%	118,462	$26.524857	$3,142,188	0.73%	45.55%
2006	0.00%	70,486	18.224168	1,284,549	0.66%	36.64%
2005	0.00%	15,086	13.336908	201,201	0.17%	33.37% 05/02/05

Nationwide VIT – Global Health Sciences Fund – Class III
2007	0.00%	54,712	12.491648	683,443	0.09%	13.23%
2006	0.00%	28,850	11.032385	318,284	0.00%	2.70%
2005	0.00%	8,226	10.742057	88,364	0.00%	7.42% 05/02/05

Nationwide VIT – Global Technology and Communications Fund – Class III
2007	0.00%	22,160	16.444438	364,409	0.00%	20.19%
2006	0.00%	47,156	13.682536	645,214	0.00%	11.08%
2005	0.00%	14,102	12.317458	173,701	0.00%	23.17% 05/02/05

Nationwide VIT – Government Bond Fund – Class I
2007	0.00%	326,118	11.395982	3,716,435	4.73%	7.16%
2006	0.00%	165,492	10.634744	1,759,965	5.04%	3.34%
2005	0.00%	29,424	10.290913	302,800	4.18%	2.91% 01/18/05

Nationwide VIT – International Index Fund – Class VI
2007	0.00%	44,394	12.017667	533,512	1.65%	9.50%
2006	0.00%	2,420	10.975279	26,560	1.61%	9.75% 05/01/06

Nationwide VIT – International Value Fund – Class III
2007	0.00%	307,790	14.468946	4,453,397	2.22%	2.93%
2006	0.00%	173,608	14.056822	2,440,377	1.95%	22.75%
2005	0.00%	42,776	11.451970	489,869	0.66%	14.52% 05/02/05

Nationwide VIT – Investor Destinations Aggressive Fund – Class II
2007	0.00%	347,696	13.637494	4,741,702	2.08%	5.96%
2006	0.00%	194,850	12.870621	2,507,841	2.36%	16.87%
2005	0.00%	83,876	11.012968	923,724	2.38%	10.13% 01/18/05

Nationwide VIT – Investor Destinations Conservative Fund – Class II
2007	0.00%	40,552	11.590847	470,032	3.70%	5.38%
2006	0.00%	23,784	10.998997	261,600	3.70%	6.16%
2005	0.00%	3,422	10.360404	35,453	2.23%	3.60% 01/18/05

Nationwide VIT – Investor Destinations Moderate Fund – Class II
2007	0.00%	929,278	12.538964	11,652,183	2.87%	5.66%
2006	0.00%	595,670	11.867343	7,069,020	2.91%	11.35%
2005	0.00%	122,878	10.657424	1,309,563	2.66%	6.57% 01/18/05

Nationwide VIT – Investor Destinations Moderately Aggressive Fund – Class II
2007	0.00%	1,141,464	13.236630	15,109,137	2.42%	6.15%
2006	0.00%	649,858	12.469697	8,103,532	2.61%	14.54%
2005	0.00%	231,586	10.886732	2,521,215	2.77%	8.87% 01/18/05

Nationwide VIT – Investor Destinations Moderately Conservative Fund – Class II
2007	0.00%	70,206	12.069809	847,373	3.13%	5.86%
2006	0.00%	64,676	11.401762	737,420	3.28%	8.42%
2005	0.00%	13,158	10.516039	138,370	2.43%	5.16% 01/18/05

Nationwide VIT – Mid Cap Growth Fund – Class I
2007	0.00%	291,816	13.458816	3,927,498	0.00%	9.01%
2006	0.00%	147,306	12.345868	1,818,620	0.00%	9.91%
2005	0.00%	23,166	11.232927	260,222	0.00%	12.33% 01/18/05

Nationwide VIT – Mid Cap Index Fund – Class I
2007	0.00%	101,070	13.593553	1,373,900	1.39%	7.56%
2006	0.00%	49,716	12.638155	628,319	1.28%	9.89%
2005	0.00%	13,924	11.500795	160,137	1.04%	15.01% 01/18/05

Nationwide VIT – Money Market Fund – Class I
2007	0.00%	817,742	11.246272	9,196,549	4.64%	4.79%
2006	0.00%	656,122	10.731921	7,041,449	4.27%	4.53%
2005	0.00%	663,162	10.266806	6,808,556	2.25%	2.67%

Nationwide VIT – Multi-Manager Small Cap Growth Fund – Class I
2007	0.00%	57,310	12.718919	728,921	0.00%	9.75%
(Continued)

42

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

Nationwide VIT – Multi-Manager Small Cap Value Fund – Class I
2007	0.00%	59,678	$11.788779	$703,531	1.35%	-6.89%
2006	0.00%	33,060	12.661605	418,593	0.48%	17.29%
2005	0.00%	13,324	10.794811	143,830	0.22%	7.95% 01/18/05

Nationwide VIT – Multi-Manager Small Company Fund – Class I
2007	0.00%	155,600	13.167514	2,048,865	0.11%	2.13%
2006	0.00%	141,192	12.892586	1,820,330	0.17%	12.04%
2005	0.00%	49,848	11.507293	573,616	0.00%	15.07% 01/18/05

Nationwide VIT – Nationwide Fund – Class I
2007	0.00%	386,326	13.351018	5,157,845	1.14%	8.18%
2006	0.00%	222,556	12.341341	2,746,639	1.31%	13.63%
2005	0.00%	25,358	10.861219	275,419	0.93%	8.61% 01/18/05

Nationwide VIT – U.S. Growth Leaders Fund – Class I
2007	0.00%	34,344	14.076100	483,430	0.00%	22.49%
2006	0.00%	17,260	11.492027	198,352	0.35%	-0.29%
2005	0.00%	7,080	11.525230	81,599	0.00%	15.25% 01/18/05

Nationwide VIT – Van Kampen Comstock Value Fund – Class I
2007	0.00%	443,340	12.044718	5,339,905	1.82%	-2.22%
2006	0.00%	277,886	12.317759	3,422,933	1.96%	15.91%
2005	0.00%	70,808	10.627448	752,508	1.76%	6.27% 01/18/05

Nationwide VIT – Van Kampen Multi Sector Bond Fund – Class I
2007	0.00%	151,972	11.218961	1,704,968	4.91%	4.62%
2006	0.00%	28,788	10.723071	308,696	4.72%	4.84%
2005	0.00%	12,746	10.228234	130,369	3.05%	2.28% 01/18/05

Neuberger Berman AMT – Fasciano Portfolio – S Class Shares
2007	0.00%	13,816	11.168606	154,305	0.00%	0.52%
2006	0.00%	11,400	11.111353	126,669	0.00%	5.25%
2005	0.00%	7,116	10.556851	75,123	0.00%	5.57% 01/18/05

Neuberger Berman AMT – International Portfolio – Class S
2007	0.00%	294,064	14.972222	4,402,791	2.13%	3.21%
2006	0.00%	175,676	14.506093	2,548,372	0.39%	23.45%
2005	0.00%	19,008	11.750261	223,349	0.23%	17.50% 05/02/05

Neuberger Berman AMT – Regency Portfolio – Class S
2007	0.00%	34,958	13.332382	466,073	0.38%	3.05%
2006	0.00%	32,076	12.937253	414,975	0.50%	10.94%
2005	0.00%	13,062	11.661977	152,329	0.00%	16.62% 05/02/05

Neuberger Berman AMT – Socially Responsive Portfolio Class I
2007	0.00%	480,500	13.529389	6,500,871	0.10%	7.61%
2006	0.00%	255,116	12.572219	3,207,374	0.11%	13.70%
2005	0.00%	35,240	11.057136	389,653	0.00%	10.57% 01/18/05

Oppenheimer VAF – Capital Appreciation Fund – Non-Service Shares
2007	0.00%	103,734	13.178440	1,367,052	0.19%	14.15%
2006	0.00%	78,600	11.544928	907,431	0.24%	7.95%
2005	0.00%	26,486	10.694866	283,264	0.00%	6.95% 01/18/05

Oppenheimer VAF – Global Securities Fund – Class 3
2007	0.00%	140,074	15.092302	2,114,039	1.12%	6.34%
2006	0.00%	106,424	14.192798	1,510,454	0.66%	17.69%
2005	0.00%	35,974	12.059670	433,835	0.00%	20.60% 05/02/05

Oppenheimer VAF – High Income Fund – Class 3
2007	0.00%	31,936	9.661022	308,534	0.00%	-3.39% 05/01/07

Oppenheimer VAF – High Income Fund – Non-Service Shares
2007	0.00%	22,958	11.235173	257,937	7.79%	-0.10%
2006	0.00%	29,360	11.246592	330,200	5.49%	9.42%
2005	0.00%	13,472	10.278092	138,466	0.00%	2.78% 01/18/05

Oppenheimer VAF – Main Street Small Cap Fund®– Non-Service Shares
2007	0.00%	182,024	12.989416	2,364,385	0.27%	-1.21%
2006	0.00%	121,838	13.148448	1,601,981	0.09%	15.00%
2005	0.00%	22,356	11.433673	255,611	0.00%	14.34% 01/18/05
(Continued)

43

NATIONWIDE VLI SEPARATE ACCOUNT-7 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Oppenheimer VAF – Main Street® – Non-Service Shares
2007	0.00%	420,354	$12.902441	$5,423,593	0.81%	4.42%
2006	0.00%	290,410	12.355835	3,588,258	0.63%	15.02%
2005	0.00%	57,526	10.741901	617,939	0.00%	7.42% 01/18/05
Putnam VT – Growth and Income Fund – IB Shares
2007	0.00%	474	11.592654	5,495	1.38%	-6.04%
2006	0.00%	434	12.337654	5,355	1.51%	15.91%
2005	0.00%	236	10.644129	2,512	0.00%	6.44% 01/18/05
Putnam VT – Voyager Fund – IB Shares
2007	0.00%	292	11.929998	3,484	0.00%	5.52%
2006	0.00%	290	11.305866	3,279	0.10%	5.44%
2005	0.00%	262	10.722995	2,809	0.00%	7.23% 01/18/05
T. Rowe Price Blue Chip Growth Portfolio – II
2007	0.00%	203,460	13.915435	2,831,234	0.12%	12.49%
2006	0.00%	49,464	12.370493	611,894	0.35%	9.33%
2005	0.00%	9,310	11.314946	105,342	0.19%	13.15% 05/02/05
T. Rowe Price Equity Income Portfolio – II
2007	0.00%	182,422	13.002714	2,371,981	1.63%	3.03%
2006	0.00%	64,100	12.620348	808,964	1.58%	18.65%
2005	0.00%	17,336	10.636871	184,401	1.53%	6.37% 05/02/05
T. Rowe Price Limited Term Bond Portfolio – Class II
2007	0.00%	81,628	11.086232	904,947	3.94%	5.23%
2006	0.00%	12,266	10.535464	129,228	3.83%	4.03%
2005	0.00%	812	10.127763	8,224	1.18%	1.28% 05/02/05
Van Kampen UIF – Core Plus Fixed Income Portfolio – Class I
2007	0.00%	247,428	11.380012	2,815,734	3.58%	5.45%
2006	0.00%	123,478	10.791549	1,332,519	3.92%	3.73%
2005	0.00%	16,248	10.403391	169,034	0.20%	4.03% 01/18/05
Van Kampen UIF – U.S. Real Estate Portfolio – Class I
2007	0.00%	222,042	13.937607	3,094,734	1.13%	-17.07%
2006	0.00%	137,238	16.806589	2,306,503	0.97%	38.04%
2005	0.00%	40,850	12.174767	497,339	0.22%	21.75% 01/18/05

Contract Owners’ Equity Total By Year
2007				$187,786,831

2006				$101,882,320

2005				$29,184,634

*	This represents the annual contract expense rate of the variable account for the period indicated and includes only those expenses that are assessed through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**	This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as mortality and expense charges or cost of insurance charges, that result in direct reductions to the contractholder accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***	This represents the total return for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit value for expenses assessed. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.

44

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 3 to the consolidated financial statements, the Company adopted the American Institute of Certified Public Accountants’ Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts, in 2007.

/s/ KPMG LLP
Columbus, Ohio
February 29, 2008

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Income

(in millions)

	Years ended December 31,
	2007	2006	2005
Revenues:
Policy charges	$1,208.3	$1,132.6	$1,055.1
Premiums	291.7	308.3	260.0
Net investment income	1,975.8	2,058.5	2,105.2
Net realized investment (losses) gains	(166.2)	7.1	10.6
Other income	7.5	0.2	2.2

Total revenues	3,317.1	3,506.7	3,433.1

Benefits and expenses:
Interest credited to policyholder accounts	1,262.6	1,330.1	1,331.0
Benefits and claims	479.3	450.3	377.5
Policyholder dividends	24.5	25.6	33.1
Amortization of deferred policy acquisition costs	368.5	450.3	466.3
Interest expense, primarily with Nationwide Financial Services, Inc. (NFS)	70.0	65.5	66.3
Other operating expenses	529.5	536.8	538.3

Total benefits and expenses	2,734.4	2,858.6	2,812.5

Income from continuing operations before federal income tax expense	582.7	648.1	620.6
Federal income tax expense	128.5	28.7	95.8

Income from continuing operations	454.2	619.4	524.8
Cumulative effect of adoption of accounting principle, net of taxes	(6.0)	—	—

Net income	$448.2	$619.4	$524.8

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

(in millions, except per share amounts)

	December 31,
	2007	2006
Assets
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities (cost $24,021.2 and $25,197.2)	$23,933.4	$25,275.4
Equity securities (cost $69.6 and $28.5)	72.9	34.4
Mortgage loans on real estate, net	7,615.4	8,202.2
Short-term investments, including amounts managed by a related party	959.1	1,722.0
Other investments	1,330.8	1,292.9

Total investments	33,911.6	36,526.9

Cash	1.3	0.5
Accrued investment income	314.3	323.6
Deferred policy acquisition costs	3,997.4	3,758.0
Other assets	1,638.9	2,001.5
Separate account assets	69,676.5	67,351.9

Total assets	$109,540.0	$109,962.4

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits and claims	$31,998.4	$34,409.4
Short-term debt	285.3	75.2
Long-term debt, payable to NFS	700.0	700.0
Other liabilities	2,642.6	2,980.2
Separate account liabilities	69,676.5	67,351.9

Total liabilities	105,302.8	105,516.7

Shareholder’s equity:
Common stock ($1 par value; authorized - 5.0 shares; issued and outstanding - 3.8 shares)	3.8	3.8
Additional paid-in capital	274.4	274.4
Retained earnings	4,049.5	4,138.8
Accumulated other comprehensive (loss) income	(90.5)	28.7

Total shareholder’s equity	4,237.2	4,445.7

Total liabilities and shareholder’s equity	$109,540.0	$109,962.4

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Changes in Shareholder’s Equity

(in millions)

	Capital shares	Additional paid-in capital	Retained earnings	Accumlated other comprehensive income (loss)	Total shareholder’s equity
Balance as of December 31, 2004	$3.8	$274.4	$3,554.6	$393.8	$4,226.6
Dividends to NFS	—	—	(185.0)	—	(185.0)

Comprehensive income:
Net income	—	—	524.8	—	524.8
Other comprehensive loss, net of taxes	—	—	—	(300.2)	(300.2)

Total comprehensive income					224.6

Balance as of December 31, 2005	3.8	274.4	3,894.4	93.6	4,266.2
Dividends to NFS	—	—	(375.0)	—	(375.0)

Comprehensive income:
Net income	—	—	619.4	—	619.4
Other comprehensive loss, net of taxes	—	—	—	(64.9)	(64.9)

Total comprehensive income					554.5

Balance as of December 31, 2006	3.8	274.4	4,138.8	28.7	4,445.7
Dividends to NFS	—	—	(537.5)	—	(537.5)

Comprehensive income:
Net income	—	—	448.2	—	448.2
Other comprehensive loss, net of taxes	—	—	—	(119.2)	(119.2)

Total comprehensive income					329.0

Balance as of December 31, 2007	$3.8	$274.4	$4,049.5	$(90.5)	$4,237.2

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

(in millions)

	Years ended December 31,
	2007	2006	2005
Cash flows from operating activities:
Net income	$448.2	$619.4	$524.8
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment losses (gains)	166.2	(7.1)	(10.6)
Interest credited to policyholder accounts	1,262.6	1,330.1	1,331.0
Capitalization of deferred policy acquisition costs	(612.6)	(569.6)	(460.5)
Amortization of deferred policy acquisition costs	368.5	450.3	466.3
Amortization and depreciation	22.3	46.6	65.6
Decrease (increase) in other assets	410.5	(298.0)	591.0
(Decrease) increase in policy and other liabilities	(230.3)	228.8	(511.4)
Other, net	8.5	0.1	(114.9)

Net cash provided by operating activities	1,843.9	1,800.6	1,881.3

Cash flows from investing activities:
Proceeds from maturity of securities available-for-sale	4,379.8	5,128.6	4,198.5
Proceeds from sale of securities available-for-sale	4,657.5	2,267.3	2,619.7
Proceeds from repayments or sales of mortgage loans on real estate	2,467.7	2,430.8	2,854.6
Cost of securities available-for-sale acquired	(8,008.3)	(5,658.9)	(6,924.1)
Cost of mortgage loans on real estate originated or acquired	(1,887.0)	(2,180.4)	(2,524.9)
Net decrease (increase) in short-term investments	762.9	(125.4)	56.9
Collateral (paid) received - securities lending, net	(175.6)	(332.6)	36.6
Other, net	(68.6)	52.1	121.6

Net cash provided by investing activities	2,128.4	1,581.5	438.9

Cash flows from financing activities:
Net increase (decrease) in short-term debt	210.1	(167.1)	27.3
Cash dividends paid to NFS	(537.5)	(375.0)	(185.0)
Investment and universal life insurance product deposits	3,586.1	3,400.8	2,845.4
Investment and universal life insurance product withdrawals	(7,230.2)	(6,241.2)	(5,022.5)

Net cash used in financing activities	(3,971.5)	(3,382.5)	(2,334.8)

Net increase (decrease) in cash	0.8	(0.4)	(14.6)
Cash, beginning of period	0.5	0.9	15.5

Cash, end of period	$1.3	$0.5	$0.9

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements

December 31, 2007, 2006 and 2005

(1)	Nature of Operations
Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) was incorporated in 1929 and is an Ohio stock legal reserve life insurance company. The Company is a member of the Nationwide group of companies (Nationwide), which is comprised of Nationwide Mutual Insurance Company (NMIC) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by NFS, a holding company formed by Nationwide Corporation (Nationwide Corp.), a majority-owned subsidiary of NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2007 include Nationwide Life and Annuity Insurance Company (NLAIC) and Nationwide Investment Services Corporation (NISC). NLAIC offers universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI) and individual annuity contracts on a non-participating basis. NISC is a registered broker/dealer.

The Company is a leading provider of long-term savings and retirement products in the United States of America (U.S.). The Company develops and sells a diverse range of products including individual annuities, private and public sector group retirement plans, other investment products sold to institutions, life insurance and advisory services.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker/dealers, financial institutions, wirehouse and regional firms, pension plan administrators, and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (NRS), Nationwide Financial Network (NFN) producers; and Mullin TBG Insurance Agency Services, LLC, a joint venture between NFS’ majority-owned subsidiary, TBG Insurance Services Corporation d/b/a TBG Financial, and MC Insurance Agency Services, LLC d/b/a Mullin Consulting. The Company also distributes products through the agency distribution force of its ultimate majority parent company, NMIC.

As of December 31, 2007 and 2006, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.

(2)	Summary of Significant Accounting Policies
The Company’s significant accounting policies that materially affect financial reporting are summarized below. The accompanying consolidated financial statements were prepared in accordance with United States generally accepted accounting principles (GAAP).

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ significantly from those estimates.

The Company’s most significant estimates include those used to determine the following: the balance, recoverability and amortization of deferred policy acquisition costs (DAC) for investment and universal life insurance products; impairment losses on investments; valuation allowances for mortgage loans on real estate; the liability for future policy benefits and claims; and federal income tax provision. Although some variability is inherent in these estimates, recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

Certain items in the 2006 and 2005 consolidated financial statements and related notes have been reclassified to conform to the current presentation.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(a) Consolidation Policy

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. Minority interest expense is included in other operating expenses in the consolidated statements of income, and minority interest is included in other liabilities on the consolidated balance sheets. All significant intercompany balances and transactions were eliminated.

(b) Valuation of Investments, Investment Income and Related Gains and Losses

The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. All fixed maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with unrealized gains and losses, net of adjustments to DAC, future policy benefits and claims, and deferred federal income taxes reported as a separate component of accumulated other comprehensive income (AOCI) in shareholder’s equity. The adjustment to DAC represents the changes in amortization of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required had such unrealized amounts been realized and the proceeds reinvested at then current market interest rates, which were lower than the then current effective portfolio rate.

The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities), an internally developed pricing model or “corporate pricing matrix” is most often used. The corporate pricing matrix is developed by obtaining private spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, a “structured product model” is used to value certain fixed maturity securities with complex cash flows, such as certain mortgage-backed and asset-backed securities,. The structured product model uses third party pricing tools. For securities for which quoted market prices are not available and for which the Company’s structured product model is not suitable for estimating fair values, fair values are determined using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. The company also utilized broker quotes in pricing securities or to validate modeled prices. As of December 31, 2007, 70% of the fair values of fixed maturity securities were obtained from independent pricing services, 17% from the Company’s pricing matrices and 13% from other sources compared to 71%, 20% and 9%, respectively, in 2006.

Management regularly reviews each investment in its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments.

For debt and equity securities not subject to Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20), an other-than-temporary impairment charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security; the amount and length of time a security’s fair value has been below cost or amortized cost; specific credit issues and financial prospects related to the issuer; management’s intent to hold or dispose of the security; and current economic conditions. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In addition to the above, for certain securitized financial assets with contractual cash flows, including asset-backed securities, EITF 99-20 also requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the investment to fair value.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to either the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an allowance not yet specifically identified by loan for probable losses inherent in the loan portfolio as of the balance sheet date. The valuation allowance account for mortgage loans on real estate reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Changes in the valuation allowance are recorded in net realized investment gains and losses. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

The Company grants mainly commercial mortgage loans on real estate to customers throughout the U.S. As of December 31, 2007, the Company’s largest exposure to any single borrower, region and property type was 2%, 24% and 33%, respectively, of the Company’s general account mortgage loan portfolio, compared to 3%, 26% and 33%, respectively, as of December 31, 2006.

Real estate to be held and used is carried at cost less accumulated depreciation. Real estate designated as held for disposal is not depreciated and is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting.

Impairment losses are recorded on investments in long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company’s mortgage loan valuation allowance and recognition of impairment losses for other-than-temporary declines in the fair values of applicable investments are included in net realized investment gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(c) Derivative Instruments

Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge); a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); a foreign currency fair value or cash flow hedge (foreign currency hedge); or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are expected to be and, for ongoing hedging relationships, have been highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not, or is not expected to be, highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

The Company enters into interest rate swaps, cross-currency swaps or Euro futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short U.S. Treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in net realized investment gains and losses. Changes in the fair value of the hedged item that are attributable to the risk being hedged are also recorded in net realized investment gains and losses.

Accrued interest receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder accounts consistent with the nature of the hedged item, except for interest rate swaps hedging the anticipated sale of investments where amounts receivable or payable under the swaps are recorded as net realized investment gains and losses, and except for interest rate swaps hedging the anticipated purchase of investments where amounts receivable or payable under the swaps are initially recorded in AOCI to the extent the hedging relationship is effective.

The Company periodically may enter into a derivative transaction that will not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, or have not been designated in hedging relationships by the Company, they are part of its overall risk management strategy. For example, the Company may sell credit default protection through a credit default swap. Although the credit default swap is not effective in hedging specific investments, the income stream allows the Company to manage overall investment yields while exposing the Company to acceptable credit risk. The Company may enter into a cross-currency basis swap (pay a variable U.S. rate and receive a variable foreign-denominated rate) to eliminate the foreign currency exposure of a variable rate foreign-denominated liability. Although basis swaps may qualify for hedge accounting, the Company has chosen not to designate these derivatives as hedging instruments due to the difficulty in assessing and monitoring effectiveness for both sides of the basis swap. Derivative instruments that do not qualify for hedge accounting or are not designated as hedging instruments are carried at fair value, with changes in fair value recorded in net realized investment gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(d) Revenues and Benefits

Investment and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (BOLI) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance charges, administrative fees and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance charges and administrative fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and primarily consist of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

(e) Deferred Policy Acquisition Costs for Investment and Universal Life Insurance Products

The Company has deferred certain costs of acquiring investment and universal life insurance products business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses that relate to and vary with the production of new and renewal business. In addition, the Company defers sales inducements, such as interest credit bonuses and jumbo deposit bonuses. Investment products primarily consist of individual and group variable and fixed deferred annuities in the Individual Investments and Retirement Plans segments. Universal life insurance products include universal life insurance, variable universal life insurance, COLI, BOLI and other interest-sensitive life insurance policies in the Individual Protection segment. DAC are subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.

For investment and universal life insurance products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated gross profits from projected interest margins, asset fees, cost of insurance charges, administration fees, surrender charges, and net realized investment gains and losses less policy benefits and policy maintenance expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale, as described in Note 2(b) to the audited consolidated financial statements included in the F pages of this report.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The assumptions used in the estimation of future gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual process during the second quarter. During the annual process, the Company performs a comprehensive study of assumptions, including mortality and persistency studies, maintenance expense studies, and an evaluation of projected general and separate account investment returns. The most significant assumptions that are involved in the estimation of future gross profits include future net separate account investment performance, surrender/lapse rates, interest margins and mortality. Currently, the Company’s long-term assumption for net separate account investment performance is approximately 7% growth per year and varies by product. This assumption, like others, is reviewed as part of the annual process. If this assumption were unlocked, the date of the unlocking could become the anchor date used in the reversion to the mean process (defined below). Variances from the long-term assumption are expected since the majority of the investments in the underlying separate accounts are in equity securities, which strongly correlate with the Standard & Poor’s (S&P) 500 Index in the aggregate. The reversion to the mean process is based on actual net separate account investment performance from the anchor date to the valuation date. The Company then assumes different performance levels over the next three years such that the separate account mean return measured from the anchor date to the end of the life of the product equals the long-term assumption. The assumed net separate account investment performance used in the DAC models is intended to reflect what is anticipated. However, based on historical returns of the S&P 500 Index, and as part of its pre-set parameters, the Company’s reversion to the mean process generally limits net separate account investment performance to 0-15% during the three-year reversion period. See below for a discussion of current year assumption changes.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which could be significant. In general, increases in the estimated long-term general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in long-term lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

In addition to the comprehensive annual study of assumptions, management evaluates the appropriateness of the individual variable annuity DAC balance quarterly within pre-set parameters. These parameters are designed to appropriately reflect the Company’s long-term expectations with respect to individual variable annuity contracts while also evaluating the potential impact of short-term experience on the Company’s recorded individual variable annuity DAC balance. If the recorded balance of individual variable annuity DAC falls outside of these parameters for a prescribed time period, or if the recorded balance falls outside of these parameters and management determines it is not reasonably possible to get back within the parameters during this time period, assumptions are required to be unlocked, and DAC is recalculated using revised best estimate assumptions. When DAC assumptions are unlocked and revised, the Company continues to use the reversion to the mean process. See below for a discussion of current year assumption changes.

At the end of the second quarter of 2007, the Company determined as part of its analysis of DAC that the overall profitability of separate account products is expected to exceed previous estimates due to favorable financial market trends. Accordingly, the Company unlocked its DAC assumptions after completing a comprehensive review of assumptions used to project DAC and other related balances, including sales inducement assets, unearned revenue reserves, and guaranteed minimum death and income benefit reserves. This review covered all assumptions including expected separate account investment returns, lapse rates, mortality and expenses. Additionally, while the Company estimates that the overall profitability of its variable products has improved, it also expects the long-term net growth in separate account investment performance to moderate. As a result of its current analysis, including its evaluation of ongoing trends and expectations regarding financial market performance, the Company reduced its long-term net separate account growth rate assumption from approximately 8% to approximately 7%. The Company unlocked assumptions, as appropriate, for all investment products and variable universal life insurance products in order to remain consistent across product lines using revised assumptions which reflect the Company’s current best estimate of future events. Therefore, in the second quarter of 2007, the Company recorded a net increase in DAC and a benefit to DAC amortization and other related balances totaling $221.6 million pre-tax, which was reported in the following segments in the pre-tax amounts indicated: Individual Investments - $196.4 million; Retirement Plans - $10.5 million; and Individual Protection - $14.7 million.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The most significant assumption changes that resulted from the Company’s unlocking decisions were resetting the anchor date for reversion to the mean calculations to June 30, 2007, resulting in resetting the assumption for net separate account growth to approximately 7% during the three-year reversion period; resetting the long-term assumption for net separate account growth and the discount rate used to calculate the present value of estimated gross profits to approximately 7% (formerly approximately 8%); and increasing estimated lapse rates for fixed annuity and bank-owned life insurance products.

During the second quarter of 2007, the Company added a new feature to its existing guaranteed minimum withdrawal benefit rider, Lifetime Income (L.inc). This new feature results in a substantial change in the existing contracts and, therefore, an extinguishment of the DAC associated with those contracts pursuant to Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). As a result, existing DAC and other related balances were eliminated resulting in a $135.0 million pre-tax charge.

(f) Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. Investment income and realized investment gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income except for (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and (2) the activity related to contract guarantees, which are riders to existing variable annuity contracts.

(g) Future Policy Benefits and Claims

The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical impairment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts).

The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and universal life and variable universal life insurance policies as the policy account balance, which represents participants’ net premiums and deposits plus investment performance and interest credited less applicable contract charges.

The Company’s liability for funding agreements to an unrelated third party trust related to the Company’s medium-term note (MTN) program equals the balance that accrues to the benefit of the contractholder, including interest credited. The funding agreements constitute insurance obligations and are considered annuity contracts under Ohio insurance laws.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method using interest rates varying from 2.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals that were used or being experienced at the time the policies were issued.

The liability for future policy benefits for payout annuities was calculated using the present value of future benefits and maintenance costs discounted using interest rates varying generally from 3.0% to 13.0%.

(h) Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 6% in 2007 (8% in 2006 and 10% in 2005) of the Company’s life insurance in force, 48% of the number of life insurance policies in force in 2007 (50% in 2006 and 52% in 2005) and 7% of life insurance statutory premiums in 2007 (5% in 2006 and 5% in 2005). The provision for policyholder dividends was based on the current dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(i) Federal Income Taxes

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of income. Management has established reserves in accordance with FIN 48 based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves quarterly based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

(j) Reinsurance Ceded

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

(k) Change in Accounting Principle

Historically, the Company accrued for legal costs associated with litigation defense and regulatory investigations by estimating the ultimate costs of such activity. Beginning April 1, 2007, the Company’s accrual for such legal expenses includes only the amount for services that have been provided but not yet paid. The Company believes the newly adopted accounting principle is preferable because it more accurately reflects expenses in the periods in which they are incurred. The Company continues to estimate and accrue the ultimate amounts expected to be paid for litigation and regulatory investigation loss contingencies. The Company has presented its condensed consolidated financial statements and accompanying notes as applicable for all periods presented to retroactively apply the adoption of this change in accounting principle.

The following table summarizes the impact of the change in accounting principle described above for the years ended December 31:

(in millions)	2007	2006	2005
Other operating expenses	$2.8	$5.0	$(0.5)
Net income	(1.9)	(3.1)	0.3
The cumulative effect of the change on retained earnings as of January 1, 2006 was an $11.0 million increase.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(3)	Recently Issued Accounting Standards
In December 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141 (revised 2007), Business Combinations (SFAS 141R), which replaces SFAS No. 141, Business Combinations (SFAS 141). The objective of SFAS 141R is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. Accordingly, SFAS 141R establishes principles and requirements for how the acquirer: 1) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; 2) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and 3) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R applies to all transactions or other events in which an entity obtains control of one or more businesses and retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R is applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier application is prohibited. The Company currently is evaluating the impact of adopting SFAS 141R.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (SFAS 160). The objective of SFAS 160 is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 also amends certain consolidation procedures prescribed by Accounting Research Bulletin No. 51, Consolidated Financial Statements, for consistency with the requirements of SFAS 141R. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The Company currently is evaluating the impact of adopting SFAS 160.

In June 2007, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (SOP 07-1). SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the Guide). For those entities that are investment companies under SOP 07-1, this SOP also addresses whether the specialized industry accounting principles of the Guide (i.e., fair value accounting) should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity (referred to as an equity method investor). In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of SOP 07-1 were to be effective for fiscal years beginning on or after December 15, 2007. On February 14, 2008, the FASB issued FASB Staff Position (FSP) SOP 07-1-1, which delays indefinitely the effective date of SOP 07-1. The Company will monitor the FASB and AICPA deliberations regarding this standard.

In April 2007, the FASB issued FSP FIN 39-1, An Amendment of FASB Interpretation No. 39 (FSP FIN 39-1). FSP FIN 39-1 addresses whether a reporting entity that is party to a master netting arrangement can offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments that have been offset under the same master netting arrangement in accordance with paragraph 10 of Interpretation 39. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007, with early application permitted. FSP FIN 39-1 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income, interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company will elect adoption of SFAS 159 for certain financial instruments effective January 1, 2008, which is not expected to have a material impact on the Company’s financial position or results of operations. The Company will assess election for new financial assets or liabilities on a prospective basis.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R) (SFAS 158). SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires an employer to measure the funded status of a plan as of the date of its year-end balance sheet, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end balance sheet is effective for fiscal years ending after December 15, 2008. The Company adopted SFAS 158 effective December 31, 2006. The adoption of SFAS 158 did not have a material impact on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS 157. SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. For recurring fair value measurements using significant unobservable inputs, the reporting entity shall disclose the effect of the measurements on earnings for the period. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt SFAS 157 effective January 1, 2008. SFAS 157 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99 on evaluating the materiality of misstatements. The Company adopted SAB 108 effective December 31, 2006. SAB 108 did not have a material impact on the Company’s financial position or results of operations upon adoption.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007. FIN 48 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (SFAS 156).SFAS 156 amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 156 requires that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable. SFAS 156 permits, but does not require, the subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value. An entity that uses derivative instruments to mitigate the risks inherent in servicing assets and servicing liabilities is required to account for those derivative instruments at fair value. Under SFAS 156, an entity can elect subsequent fair value measurement to account for its separately recognized servicing assets and servicing liabilities. By electing that option, an entity may simplify its accounting because SFAS 156 permits income statement recognition of the potential offsetting changes in fair value of those servicing assets and servicing liabilities and derivative instruments in the same accounting period. SFAS 156 is effective for fiscal years beginning after September 15, 2006. The Company adopted SFAS 156 effective January 1, 2007. SFAS 156 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS 140. SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. In summary, SFAS 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS 155 effective January 1, 2006. On the date of adoption, there was no impact to the Company’s financial position or results of operations.

In September 2005, AcSEC issued SOP 05-1. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs as a result of the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a new feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 is required as of the beginning of an entity’s fiscal year. The Company adopted SOP 05-1 effective January 1, 2007, which resulted in a $6.0 million charge, net of taxes, as the cumulative effect of adoption of this accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company adopted SFAS 154 effective January 1, 2006. SFAS 154 did not have any impact on the Company’s financial position or results of operations upon adoption.

(4)	Fair Value of Financial Instruments
Assets and liabilities that are presented at fair value in the consolidated balance sheets are not included in the disclosures below, including investment securities, cash, separate accounts, securities lending collateral and derivative financial instruments. Those financial assets and liabilities not presented at fair value are discussed below.

The fair value of a financial instrument is defined as the amount at which the financial instrument could be bought or sold, or in the case of liabilities incurred or settled, in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on the best information available in the circumstances. Such estimates of fair value consider prices for similar assets or similar liabilities and the results of valuation techniques to the extent available in the circumstances. Examples of valuation techniques include the present value of estimated expected future cash flows using discount rates commensurate with the risks involved, option-pricing models, matrix pricing, option-adjusted spread models and fundamental analysis. Valuation techniques for measuring assets and liabilities must be consistent with the objective of measuring fair value and should incorporate assumptions that market participants would use in their estimates of values, future revenues and future expenses, including assumptions about interest rates, default, prepayment and volatility.

Many of the Company’s assets and liabilities subject to these disclosure requirements are not actively traded, requiring fair values to be estimated by management using matrix pricing, present value or other suitable valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.

In estimating its fair value disclosures, the Company used the following methods and assumptions:

Mortgage loans on real estate, net: The fair values of mortgage loans on real estate are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate.

Policy loans: The carrying amount reported in the consolidated balance sheets approximates fair value.

Investment contracts: The fair values of the Company’s liabilities under investment type contracts are based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Short-term debt: The carrying amount reported in the consolidated balance sheets approximates fair value.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

Long-term debt, payable to NFS: The fair values for long-term debt are based on estimated market prices.

The following table summarizes the carrying values and estimated fair values of financial instruments subject to disclosure requirements as of December 31:

	2007		2006
(in millions)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Assets
Investments:
Mortgage loans on real estate, net	$7,615.4	$7,659.9	$8,202.2	$8,060.7
Policy loans	687.9	687.9	639.2	639.2

Liabilities
Investment contracts	(24,671.0)	(23,084.7)	(27,124.7)	(25,455.2)
Short-term debt	(285.3)	(285.3)	(75.2)	(75.2)
Long-term debt, payable to NFS	(700.0)	(751.3)	(700.0)	(809.3)

(5)	Derivative Financial Instruments
Qualitative Disclosure

Interest Rate Risk Management

The Company periodically purchases fixed rate investments to back variable rate liabilities. As a result, the Company can be exposed to interest rate risk due to the mismatch between variable rate liabilities and fixed rate assets. In an effort to mitigate the risk from this mismatch, the Company enters into various types of derivative instruments, with fluctuations in the fair values of the derivatives offsetting changes in the fair values of the investments resulting from changes in interest rates. The Company principally uses pay fixed/receive variable interest rate swaps to manage this risk.

Under these interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments. The fixed interest paid on the swap offsets the fixed interest received on the investment, resulting in the Company receiving the variable interest payments on the swap, generally 3-month U.S. London Interbank Offered Rate (LIBOR), and the credit spread on the investment. The net receipt of a variable rate will then more closely match the variable rate paid on the liability.

As a result of entering into fixed rate commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of such commitments due to changes in interest rates during the commitment period prior to funding of the loans. In an effort to manage this risk, the Company enters into short U.S. Treasury futures and/or pay fixed interest rate swaps during the commitment period. With short U.S. Treasury futures or pay fixed interest rate swaps, if interest rates rise/fall, the gains/losses on the futures will offset the change in fair value of the commitment attributable to the change in interest rates.

The Company periodically purchases variable rate investments such as commercial mortgage loans and corporate bonds. As a result, the Company can be exposed to variability in cash flows and investment income due to changes in interest rates. Such variability poses risks to the Company when the assets are funded with fixed rate liabilities. In an effort to manage this risk, the Company may enter into receive fixed/pay variable interest rate swaps.

In using these interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments. The variable interest paid on the swap offsets the variable interest received on the investment, resulting in the Company receiving the fixed interest payments on the swap and the credit spread on the investment. The net receipt of a fixed rate will then more closely match the fixed rate paid on the liability.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company manages interest rate risk at the segment level. Different segments may simultaneously hedge interest rate risks associated with owning fixed and variable rate investments considering the risk relevant to a particular segment.

Foreign Currency Risk Management

In conjunction with the Company’s MTN program, the Company periodically issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in the fair value of liabilities due to changes in foreign currency exchange rates and related interest rates. In an effort to manage these risks, the Company enters into cross-currency interest rate swaps.

The Company is exposed to changes in the fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and related interest rates. In an effort to manage this risk, the Company uses cross-currency interest rate hedges to swap these asset characteristics to variable U.S. dollar rate instruments. Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in a foreign currency, and receive a variable U.S. dollar rate, generally 3-month U.S. LIBOR. These derivative instruments are designated as a fair value hedge of a fixed rate foreign denominated asset.

Cross-currency interest rate swaps on variable rate investments are structured to pay a variable rate, in a foreign currency, and receive a fixed U.S. dollar rate. The terms of the foreign currency paid on the swap will exactly match the terms of the foreign currency received on the asset, thus eliminating currency risk. These derivative instruments are designated as a cash flow hedge.

Equity Market Risk Management

Asset fees calculated as a percentage of separate account assets are a significant source of revenue to the Company. As of December 31, 2007 and 2006, approximately 82% of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets result in corresponding increases and decreases in the Company’s separate account assets and asset fee revenue. In addition, a decrease in separate account assets may decrease the Company’s expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in guaranteed contract claims, which also may require the Company to accelerate amortization of DAC.

The Company’s long-term assumption for net separate account returns is 7% annual growth. If equity markets were unchanged throughout a given year, the Company estimates that its net earnings per diluted share, calculated using current weighted average diluted shares outstanding, would be approximately $0.05 to $0.10 less than if the Company’s long-term assumption for net separate account returns were realized. This analysis assumes no other factors change and that an unlocking of DAC assumptions would not be required. However, as it does each quarter, the Company would evaluate its DAC balance and underlying assumptions to determine the need for unlocking. The Company can provide no assurance that the experience of flat equity market returns would not result in changes to other factors affecting profitability, including the possibility of unlocking of DAC assumptions.

Many of the Company’s individual variable annuity contracts offer GMDB features. A GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value. This could result in additional GMDB claims.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In an effort to mitigate this risk, the Company implemented a GMDB economic hedging program for certain new and existing business. Prior to implementation of the GMDB hedging program in 2000, the Company managed this risk primarily by entering into reinsurance arrangements. The GMDB economic hedging program is designed to offset changes in the economic value of the designated GMDB obligation. Currently the program shorts S&P 500 Index futures, which provides an offset to changes in the value of the designated obligation. The futures are not designated as hedges and, therefore, hedge accounting is not applied. The Company’s economic and accounting hedges are not perfectly offset. Therefore, the economic hedging activity is likely to lead to earnings volatility. This volatility was negligible in 2007. As of December 31, 2007 and 2006, the Company’s net amount at risk was $519.9 million and $562.4 million before reinsurance, respectively, and $317.2 million and $193.0 million net of reinsurance, respectively. As of December 31, 2007 and 2006, the Company’s reserve for GMDB claims was $47.4 million and $29.3 million, respectively.

The Company also offers certain variable annuity products with guaranteed minimum accumulation benefit (GMAB), guaranteed lifetime withdrawal benefit (GLWB) and hybrid GMAB/GLWB riders (collectively referred to as living benefits). A GMAB provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the time of issuance of a variable annuity contract. In some cases, the contractholder also has the option, after a specified time, to drop the rider and continue the variable annuity contract without the GMAB. The design of the GMAB rider limits the risk to the Company in a variety of ways including asset allocation requirements, which serve to reduce the Company’s potential exposure to underlying fund performance risks. Specifically, the terms in the GMAB rider limit policyholder asset allocation by either (1) requiring partial allocation of assets to a guaranteed term option (a fixed rate investment option) and excluding certain funds that are highly volatile or difficult to hedge or (2) requiring all assets be allocated to one of the approved asset allocation funds or models defined by the Company.

Beginning in March 2005, the Company began offering a hybrid GMAB/GLWB through its Capital Preservation Plus Lifetime Income (CPPLI) contract rider. This living benefit combines a GMAB feature in its first 5-10 years with a lifetime withdrawal benefit election at the end of the GMAB feature. Upon maturity of the GMAB, the contractholder can elect the lifetime withdrawal benefit, which would continue for the duration of the insured’s life; elect a new CPPLI rider; or drop the rider completely and continue the variable annuity contract without any rider. If the lifetime withdrawal benefit is elected and the insured’s contract value is exhausted through such withdrawals and market conditions, the Company will continue to fund future withdrawals at a pre-defined level until the insured’s death. In some cases, the contractholder has the right to drop the GLWB portion of this rider or periodically reset the guaranteed withdrawal basis to a higher level. This benefit requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy as previously described above.

In March 2006, the Company added Lifetime Income (L.inc), a stand-alone GLWB, to complement CPPLI in its product offerings. This rider is very similar to the hybrid benefit discussed above in that L.inc and CPPLI both have guaranteed withdrawal rates that increase based on the age at which the contractholder begins taking income. The withdrawal rates are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a ratchet feature that is driven by account performance and a roll-up feature that is driven by policy duration. Generally, the longer the contractholder waits before commencing withdrawals, the greater the guaranteed lifetime income. One key difference between L.inc and CPPLI is that the charge associated with L.inc is assessed against the benefit base. This is a risk mitigation feature as it alleviates much of the uncertainty around account performance and customer withdrawal patterns, both of which can lead to lower than expected revenue streams if the charge were assessed on account value. In June 2007, the Company added a feature to L.inc to allow for a lump settlement in lieu of lifetime withdrawals in certain situations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company’s living benefit riders represent an embedded derivative in a variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivatives are carried at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivative incorporate numerous assumptions including, but not limited to, expectations of contractholder persistency, contractholder withdrawal patterns, risk neutral market returns, correlations of market returns and market return volatility. As of December 31, 2007 and 2006, the net balance of the embedded derivatives for living benefits was a liability of $91.9 million and an asset of $23.7 million, respectively.

Similar to the Company’s economic hedging for GMDBs, the living benefits features are also being economically hedged. The primary risks being hedged are the exposures associated with declining equity market returns and downward interest rate movements. The Company employs a variety of instruments to mitigate this exposure including S&P 500 Index futures, U.S. Treasury futures, interest rate swaps and long-dated over-the-counter put options. The positions used in the economic hedging program are not designated as hedges and, therefore, hedge accounting is not applied. The living benefits hedging program is designed to offset changes in the economic value of the living benefits obligation to contractholders. Changes in the fair value of the embedded derivatives are likely to create volatility in earnings. The hedging activity associated with changes in the economic value of the living benefits obligations will likely mitigate a portion of this earnings volatility.

Other Non-Hedging Derivatives

The Company periodically enters into basis swaps (receive one variable rate, pay another variable rate) to better match the cash flows received from the specific variable-rate investments with the variable rate paid on a group of liabilities. While the pay-side terms of the basis swap will be consistent with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability. Therefore, basis swaps do not receive hedge accounting treatment.

The Company sells credit default protection on selected debt instruments and combines the credit default swap with selected assets the Company owns to replicate a higher yielding bond. These selected assets may have sufficient duration for the related liability, but do not earn a sufficient credit spread. The combined credit default swap and investments provide cash flows with the duration and credit spread targeted by the Company. The credit default swaps do not qualify for hedge accounting treatment.

The Company also has purchased credit default protection on selected debt instruments exposed to short-term credit concerns, or because the combination of the corporate bond and purchased default protection provides sufficient spread and duration targeted by the Company. The purchased credit default protection is not designated for hedge accounting treatment.

Quantitative Disclosure

Fair Value Hedges

During the years ended December 31, 2007, 2006 and 2005, a net loss of $2.4 million, a net gain of $2.9 million and a net gain of $4.1 million, respectively, were recognized in net realized investment gains and losses. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

Cash Flow Hedges

For the years ended December 31, 2007, 2006 and 2005, the ineffective portion of cash flow hedges was a net loss of $1.4 million, a net loss of $1.5 million and a net gain of $3.1 million, respectively. There were no net gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In general, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions, other than those relating to variable interest on existing financial instruments, is twelve months or less. However, in 2003 the Company entered into a hedge of a forecasted purchase of shares of a mutual fund tied to the S&P 500 Index where delivery of the shares will occur in 2033.

During 2007, the Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable. Additionally, no amounts were reclassified from AOCI into earnings due to the probability that a forecasted transaction would not occur.

Other Derivative Instruments, Including Embedded Derivatives

Net realized investment gains and losses for the years ended December 31, 2007, 2006 and 2005 included net losses of $12.4 million, $0.5 million and $9.1 million, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. In addition, the Individual Investments segment included net losses of $51.8 million (recorded as a $41.7 million net realized loss, net investment income of $2.6 million and annuity expense of $12.7 million) and $11.4 million (recorded as net investment income of $10.7 million and annuity expense of $22.1 million) for the years ended December 31, 2007 and 2006, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. For the years ended December 31, 2007, 2006 and 2005, net losses of $0.5 million, $10.6 million and $80.7 million, respectively, were recorded in net realized investment gains and losses reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate MTNs denominated in foreign currencies. No additional net gains were recorded in net realized investment gains and losses to reflect the change in spot rates of these foreign currency denominated obligations during the year ended December 31, 2007 compared to $14.1 million and $78.3 million during the years ended December 31, 2006 and 2005, respectively.

The following table summarizes the notional amount of derivative financial instruments outstanding as of December 31:

(in millions)	2007	2006
Interest rate swaps:
Pay fixed/receive variable rate swaps hedging investments	$1,692.9	$1,930.5
Pay variable/receive fixed rate swaps hedging investments	21.0	60.4
Pay fixed/receive variable rate swaps hedging liabilities	1,120.7	1,048.8
Pay variable/receive fixed rate swaps hedging liabilities	343.1	—
Cross-currency interest rate swaps:
Hedging foreign currency denominated investments	375.5	452.9
Hedging foreign currency denominated liabilities	1,144.1	1,137.1
Credit default swaps	300.3	376.8
Other non-hedging instruments	518.1	101.8
Equity option contracts	2,361.8	1,640.7
Interest rate futures contracts	371.3	214.2

Total	$8,248.8	$6,963.2

The notional value is the amount upon which exchanges of interest are based. Exposure to a counterparty arises if the net expected cash flows are positive, as calculated based on forward interest rate curves and notional contract values.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(6)	Investments
The following table summarizes the amortized cost, gross unrealized gains and losses, and estimated fair values of securities available-for-sale as of the dates indicated:

(in millions)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2007:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$110.8	$14.3	$0.4	$124.7
Agencies not backed by the full faith and credit of the U. S. Government	406.1	61.2	—	467.3
Obligations of states and political subdivisions	245.3	1.6	2.7	244.2
Debt securities issued by foreign governments	40.0	2.5	0.1	42.4
Corporate securities
Public	8,253.8	133.4	161.6	8,225.6
Private	5,474.2	131.7	57.6	5,548.3
Mortgage-backed securities	5,855.9	31.3	98.4	5,788.8
Asset-backed securities	3,635.1	31.2	174.2	3,492.1

Total fixed maturity securities	24,021.2	407.2	495.0	23,933.4
Equity securities	69.6	4.8	1.5	72.9

Total securities available-for-sale	$24,090.8	$412.0	$496.5	$24,006.3

December 31, 2006:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$123.7	$11.4	$1.4	$133.7
Agencies not backed by the full faith and credit of the U. S. Government	559.4	46.2	2.2	603.4
Obligations of states and political subdivisions	266.0	0.7	7.2	259.5
Debt securities issued by foreign governments	34.9	1.7	0.1	36.5
Corporate securities
Public	8,602.0	168.8	109.9	8,660.9
Private	6,015.4	128.8	71.4	6,072.8
Mortgage-backed securities	6,089.1	21.3	112.8	5,997.6
Asset-backed securities	3,506.7	43.3	39.0	3,511.0

Total fixed maturity securities	25,197.2	422.2	344.0	25,275.4
Equity securities	28.5	6.2	0.3	34.4

Total securities available-for-sale	$25,225.7	$428.4	$344.3	$25,309.8

The market value of the Company’s general account investments may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. In addition, the Company may be likely to experience realized investment losses to the extent its liquidity needs require the disposition of general account fixed maturity securities in unfavorable interest rate, liquidity or credit spread environments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The table below summarizes the amortized cost and estimated fair value of fixed maturity securities available-for-sale, by maturity, as of December 31, 2007. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

(in millions)	Amortized cost	Estimated fair value
Fixed maturity securities available-for-sale:
Due in one year or less	$1,389.8	$1,392.5
Due after one year through five years	6,267.3	6,375.0
Due after five years through ten years	3,732.8	3,758.7
Due after ten years	3,140.3	3,126.3

Subtotal	14,530.2	14,652.5
Mortgage-backed securities	5,855.9	5,788.8
Asset-backed securities	3,635.1	3,492.1

Total	$24,021.2	$23,933.4

The following table presents the components of net unrealized (losses) gains on securities available-for-sale as of December 31:

(in millions)	2007	2006
Net unrealized (losses) gains, before adjustments and taxes	$(84.5)	$84.1
Adjustment to DAC	87.1	83.3
Adjustment to future policy benefits and claims	(77.7)	(83.1)
Deferred federal income tax benefit (expense)	26.1	(29.5)

Net unrealized (losses) gains	$(49.0)	$54.8

The following table presents an analysis of the net decrease in net unrealized gains on securities available-for-sale before adjustments and taxes for the years ended December 31:

(in millions)	2007	2006	2005
Fixed maturity securities	$(166.0)	$(161.0)	$(704.1)
Equity securities	(2.6)	(1.1)	(3.4)

Net decrease	$(168.6)	$(162.1)	$(707.5)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

For securities available-for-sale as of the dates indicated, the following table summarizes the Company’s gross unrealized losses based on the amount of time each type of security has been in an unrealized loss position:

	Less than or equal to one year		More than one year		Total
(in millions)	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses
December 31, 2007:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$16.4	$0.4	$2.6	$—	$19.0	$0.4
Agencies not backed by the full faith and credit of the U.S. Government	—	—	13.9	—	13.9	—
Obligations of states and political subdivisions	15.4	0.1	149.6	2.6	165.0	2.7
Debt securities issued by foreign governments	11.5	0.1	—	—	11.5	0.1
Corporate securities
Public	2,354.0	95.2	1,966.8	66.4	4,320.8	161.6
Private	680.6	17.1	1,814.7	40.5	2,495.3	57.6
Mortgage-backed securities	1,227.8	23.7	2,466.4	74.7	3,694.2	98.4
Asset-backed securities	1,453.8	127.1	1,078.1	47.1	2,531.9	174.2

Total fixed maturity securities	5,759.5	263.7	7,492.1	231.3	13,251.6	495.0
Equity securities	17.1	1.5	0.1	—	17.2	1.5

Total	$5,776.6	$265.2	$7,492.2	$231.3	$13,268.8	$496.5

% of gross unrealized losses		53%		47%

December 31, 2006:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$49.8	$0.8	$17.7	$0.6	$67.5	$1.4
Agencies not backed by the full faith and credit of the U.S. Government	31.7	0.1	120.3	2.1	152.0	2.2
Obligations of states and political subdivisions	82.4	1.0	156.3	6.2	238.7	7.2
Debt securities issued by foreign governments	12.8	0.1	—	—	12.8	0.1
Corporate securities
Public	2,445.0	24.3	2,964.6	85.6	5,409.6	109.9
Private	1,162.7	13.5	1,872.3	57.9	3,035.0	71.4
Mortgage-backed securities	767.8	6.4	3,809.5	106.4	4,577.3	112.8
Asset-backed securities	539.2	4.2	1,336.6	34.8	1,875.8	39.0

Total fixed maturity securities	5,091.4	50.4	10,277.3	293.6	15,368.7	344.0
Equity securities	0.1	—	3.4	0.3	3.5	0.3

Total	$5,091.5	$50.4	$10,280.7	$293.9	$15,372.2	$344.3

% of gross unrealized losses		15%		85%

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company has assets that have been in an unrealized loss position for more than one year that are not other-than-temporarily impaired. The Company reviews each asset in an unrealized loss position and evaluates whether or not the loss is other-than-temporary. This evaluation considers several factors, including the extent of the unrealized loss, the rating of the affected security, the Company’s ability and intent to hold the security until recovery, and economic conditions that could affect the creditworthiness of the issuer. As of December 31, 2007, assets that have been in an unrealized loss position for more than one year totaled $231.3 million, or 47% of the Company’s total unrealized losses. Of this total, $209.3 million, or 90%, were classified as investment grade securities, as defined by the National Association of Insurance Commissioners (NAIC).

As noted in the table above, the majority of the increases in the Company’s unrealized losses from December 31, 2006 to December 31, 2007 were attributable to corporate securities and asset-backed securities (ABSs). These increased loss positions primarily were driven by the combined impacts of interest rate movements, volatility in investment quality ratings and credit spreads, and illiquid markets.

As of December 31, 2007, 69% of the Company’s corporate securities in unrealized loss positions, or $150.2 million, were classified as investment grade, as defined by the NAIC. Of these investment grade corporate securities, 57%, or $84.9 million, have been in an unrealized loss position for more than one year, but 87% of those investments have ratios of estimated fair value to amortized cost of at least 90%. Of the Company’s corporate securities in unrealized loss positions classified as non-investment grade, 68% have been in an unrealized loss position for less than one year.

As of December 31, 2007, 100% of the Company’s ABSs in unrealized loss positions, or $174.2 million, were classified as investment grade, as defined by the NAIC. Of these investment grade ABSs, 72%, or $126.9 million, have been in an unrealized loss position for less than one year, but 33% of those investments have ratios of estimated fair value to amortized cost of at least 90%. Of the Company’s ABSs in unrealized loss positions that have been in loss positions for more than one year, 57% have ratios of estimated fair value to amortized cost of at least 90%.

For fixed maturity securities that are available-for-sale as of December 31, 2007, the following table summarizes the Company’s gross unrealized loss position categorized as investment grade vs. non-investment grade, as defined by the NAIC, in an unrealized loss position for the period of time indicated, and based on the ratio of estimated fair value to amortized cost (in millions):

	Period of time for which unrealized loss has existed
	Investment Grade			Non-Investment Grade			Total
Ratio of estimated fair value to amortized cost	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total

99.9% - 95.0%	$55.2	$93.5	$148.7	$13.1	$5.2	$18.3	$68.3	$98.7	$167.0
94.9% - 90.0%	49.9	84.6	134.5	13.2	4.4	17.6	63.1	89.0	152.1
89.9% - 85.0%	34.6	19.2	53.8	3.1	6.3	9.4	37.7	25.5	63.2
84.9% - 80.0%	16.3	6.2	22.5	3.0	0.2	3.2	19.3	6.4	25.7
Below 80.0%	60.5	5.8	66.3	14.9	5.8	20.7	75.4	11.6	87.0

Total	$216.5	$209.3	$425.8	$47.3	$21.9	$69.2	$263.8	$231.2	$495.0

As noted in the table above, as of December 31, 2007, 64% of the Company’s investments in an unrealized loss position had ratios of estimated fair value to amortized cost of at least 90%. In addition, 86% of the Company’s investments in an unrealized loss position were classified as investment grade, as defined by the NAIC. Of the Company’s investments in unrealized loss positions classified as non-investment grade, 68% have been in an unrealized loss position for less than one year.

The NAIC assigns securities quality ratings and uniform valuations (called NAIC Designations), which are used by insurers when preparing their annual statements. The NAIC assigns designations to publicly traded and privately placed securities. The designations assigned by the NAIC range from class 1 (highest quality) to class 6 (lowest quality). Of the Company’s general account fixed maturity securities, 94% were in the two highest NAIC Designations as of December 31, 2007 and 2006.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes the credit quality, as determined by NAIC Designation, of the Company’s general account fixed maturity securities portfolio as of December 31:

(in millions)		2007		2006
NAIC designation1	Rating agency equivalent designation2	Amortized cost	Estimated fair value	Amortized cost	Estimated fair value

1	Aaa/Aa/A	$16,765.5	$16,662.7	$17,433.9	$17,426.3
2	Baa	5,730.3	5,784.3	6,117.2	6,175.8
3	Ba	1,101.6	1,078.3	1,024.8	1,033.6
4	B	325.0	316.8	590.4	596.6
5	Caa and lower	60.2	52.7	12.6	20.3
6	In or near default	38.6	38.6	18.3	22.8

	Total	$24,021.2	$23,933.4	$25,197.2	$25,275.4

1	NAIC Designations are assigned at least annually. Some designations for securities shown have been assigned to securities not yet assigned an NAIC Designation in a manner approximating equivalent public rating categories.

2	Comparisons between NAIC and Moody’s designations are published by the NAIC. If no Moody’s rating is available, the Company assigns internal ratings corresponding to public ratings.
Recent conditions in the securities markets, including changes in interest rates, investment quality ratings, liquidity and credit spreads, have resulted in declines in the values of investment securities, including mortgage-backed securities (MBSs) and ABSs. When evaluating whether these securities are other-than-temporarily impaired, the Company considers characteristics of the underlying collateral, such as delinquency and default rates, the quality of the underlying borrower, the type of collateral in the pool, the vintage year of the collateral, subordination levels within the structure of the collateral pool, expected future cash flows, and the Company’s ability and intent to hold the security to recovery. These same factors also affect the estimated fair value of these securities.

The Company’s investments in MBSs and ABSs include securities that are supported by Alt-A and Sub-prime collateral. The Company considers Alt-A collateral to be mortgages whose underwriting standards do not qualify the mortgage for regular conforming or jumbo loan programs. Typical underwriting characteristics that cause a mortgage to fall into the Alt-A classification may include, but are not limited to, inadequate loan documentation of a borrower’s financial information, debt-to-income ratios above normal lending limits, loan-to-value ratios above normal lending limits that do not have primary mortgage insurance, a borrower who is a temporary resident, and loans securing non-conforming types of real estate. Alt-A mortgages are generally issued to borrowers having higher Fair Isaac Credit Organization (FICO) scores, and the lender typically issues a slightly higher interest rate for such mortgages. The Company considers Sub-prime collateral to be mortgages that are first-lien mortgage loans issued to Sub-prime borrowers, as demonstrated by recent delinquent rent or housing payments or substandard FICO scores. Second-lien mortgage loans are also considered Sub-prime. The amortized cost and estimated fair value of the Company’s investments in securities containing Alt-A collateral totaled $1,199.5 and $1,953.6, respectively, and the amortized cost and estimated fair value of the Company’s investments in securities containing Sub-prime collateral totaled $755.7 and $707.1, respectively. As of December 31, 2007, 100.0% and 91.7% of securities containing Alt-A and Sub-prime collateral, respectively, were rated AA or better. In addition, 56.5% and 70.9% of Alt-A and Sub-prime collateral, respectively, was originated in 2005 or earlier.

Proceeds from the sale of securities available-for-sale during 2007, 2006 and 2005 were $4.65 billion, $2.27 billion and $2.62 billion, respectively. During 2007, gross gains of $70.0 million ($61.6 million and $71.9 million in 2006 and 2005, respectively) and gross losses of $70.2 million ($64.1 million and $22.6 million in 2006 and 2005, respectively) were realized on those sales.

Real estate held for use was $17.8 million and $38.8 million as of December 31, 2007 and 2006, respectively. These assets are carried at cost less accumulated depreciation, which was $3.6 million and $15.1 million as of December 31, 2007 and 2006, respectively. There was no real estate held for sale as of December 31, 2007 compared to real estate held for sale with a carrying value of $16.0 million as of December 31, 2006.

The carrying value of commercial mortgage loans on real estate considered to be impaired was $7.4 million as of December 31, 2007 ($17.5 million as of December 31, 2006), for which the related valuation allowance was $3.0 million ($12.3 million as of December 31, 2006). No valuation allowance exists for collateral dependent commercial mortgage loans for which the fair value of the collateral is estimated to be greater than the carrying value. During 2007, the average carrying value of impaired mortgage loans on real estate was $3.7 million ($3.5 million in 2006). Interest income on those loans, which is recognized on a cash basis, was $0.4 million in 2007 ($1.9 million in 2006).

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31:

(in millions)	2007	2006	2005
Allowance, beginning of period	$34.3	$31.1	$33.3
Net (reductions) additions to allowance	(11.2)	3.2	(2.2)

Allowance, end of period	$23.1	$34.3	$31.1

The following table summarizes net realized investment (losses) gains from continuing operations by source for the years ended December 31:

(in millions)	2007	2006	2005
Total realized gains on sales, net of hedging losses	$65.4	$88.8	$75.6
Total realized losses on sales, net of hedging gains	(79.9)	(64.8)	(22.9)
Total other-than-temporary and other investment impairments	(116.4)	(17.1)	(36.8)
Credit default swaps	(7.5)	(1.1)	(7.5)
Periodic net coupon settlements on non-qualifying derivatives	1.7	1.9	1.1
Other derivatives	(29.5)	(0.6)	1.1

Net realized investment (losses) gains	$(166.2)	$7.1	$10.6

The following table summarizes net investment income from continuing operations by investment type for the years ended December 31:

(in millions)	2007	2006	2005
Securities available-for-sale:
Fixed maturity securities	$1,370.5	$1,419.2	$1,466.2
Equity securities	4.0	2.6	2.4
Mortgage loans on real estate	512.6	535.4	577.3
Short-term investments	28.7	47.3	18.8
Other	124.3	120.9	97.8

Gross investment income	2,040.1	2,125.4	2,162.5
Less investment expenses	64.3	66.9	57.3

Net investment income	$1,975.8	$2,058.5	$2,105.2

Fixed maturity securities with an amortized cost of $8.3 million and $8.1 million as of December 31, 2007 and 2006, respectively, were on deposit with various regulatory agencies as required by law.

As of December 31, 2007 and 2006, the Company had received $551.9 million and $802.3 million, respectively, of cash collateral on securities lending. The Company had not received any non-cash collateral on securities lending as of December 31, 2007 and 2006. As of December 31, 2007 and 2006, the Company had loaned securities with a fair value of $541.2 million and $778.6 million, respectively.

As of December 31, 2007 and 2006, the Company had received $245.4 million and $171.0 million, respectively, of cash for derivative collateral. The Company also held $18.5 million and $12.8 million of securities as off-balance sheet collateral on derivative transactions as of December 31, 2007 and 2006, respectively. As of December 31, 2007, the Company had pledged fixed maturity securities with a fair value of $18.8 million as collateral to various derivative counterparties compared to none as of December 31, 2006.

(7)	Variable Annuity Contracts
The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. The Company also issues non-traditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contractholders. The Company provides five primary guarantee types under non-traditional variable annuity contracts: (1) GMDB; (2) GMAB; (3) guaranteed minimum income benefits (GMIB); (4) GLWB; and (5) a hybrid guarantee with GMAB and GLWB.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The GMDB provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The Company has offered six primary GMDB types:

•
Return of premium– provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” There are two variations of this benefit. In general, there is no lock in age for this benefit. However, for some contracts the GMDB reverts to the account value at a specified age, typically age 75.

•
Reset– provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock-in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90, and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

•
Ratchet– provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: monthaversary – evaluated monthly; annual – evaluated annually; and five-year – evaluated every fifth year.

•
Rollup– provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86, and for others the GMDB reverts to the account value at age 75.

•	Combo– provides the greater of annual ratchet death benefit or rollup death benefit. This benefit locks in at either age 81 or 86.

•
Earnings enhancement– provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit: (1) the benefit expires at age 86, and a credit of 4% of account value is deposited into the contract; and (2) the benefit does not have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

The GMAB, offered in the Company’s Capital Preservation Plus (CPP) contract rider, is a living benefit that provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the rider and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB types are:

•	Ratchet– provides an annuitization value equal to the greater of account value, net premiums or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

•
Rollup– provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

•	Combo– provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.
See Note 5 for a complete description of the Company’s hybrid GMAB/GLWB offered through its CPPLI contract rider. All GMAB contracts with the hybrid GMAB/GLWB rider are included with GMAB contracts in the following tables.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31:

	2007			2006
(in millions)	Account value	Net amount at risk1	Wtd. avg. attained age	Account value	Net amount at risk1	Wtd. avg. attained age
GMDB:
Return of premium	$9,082.6	$18.7	62	$9,231.4	$33.9	60
Reset	17,915.0	61.1	64	17,587.0	47.5	63
Ratchet	15,789.2	132.2	66	13,481.0	30.3	66
Rollup	467.0	8.4	71	538.4	11.3	70
Combo	2,555.5	47.0	68	2,588.7	28.9	68

Subtotal	45,809.3	267.4	66	43,426.5	151.9	65
Earnings enhancement	519.2	49.8	62	477.8	41.1	61

Total - GMDB	$46,328.5	$317.2	65	$43,904.3	$193.0	64

GMAB2:
5 Year	$2,985.6	$4.6	N/A	$2,131.1	$0.1	N/A
7 Year	2,644.1	6.2	N/A	1,865.7	0.1	N/A
10 Year	927.3	1.3	N/A	784.0	—	N/A

Total - GMAB	$6,557.0	$12.1	N/A	$4,780.8	$0.2	N/A

GMIB3:
Ratchet	$425.2	$—	N/A	$450.6	$—	N/A
Rollup	1,119.9	—	N/A	1,187.1	—	N/A
Combo	0.3	—	N/A	0.5	—	N/A

Total - GMIB	$1,545.4	$—	N/A	1,638.2	$—	N/A

GLWB:
L.inc	$2,865.8	$—	N/A	$993.8	$—	N/A

1
Net amount at risk is calculated on a seriatum basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit). As it relates to GMIB, net amount at risk is calculated as if all policies were eligible to annuitize immediately, although all GMIB options have a waiting period of at least 7 years from issuance, with the earliest annuitizations beginning in 2007.

2	GMAB contracts with the hybrid GMAB/GLWB rider had account values of $4.77 billion and $2.95 billion as of December 31, 2007 and 2006, respectively.

3	The weighted average period remaining until expected annuitization is not meaningful and has not been presented because there is currently no material GMIB exposure.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes account balances of variable annuity contracts that were invested in separate accounts as of December 31:

(in millions)	2007	2006
Mutual funds:
Bond	$5,143.6	$4,467.3
Domestic equity	31,217.7	29,808.4
International equity	3,987.3	3,420.5

Total mutual funds	40,348.6	37,696.2
Money market funds	1,728.2	1,414.4

Total	$42,076.8	$39,110.6

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates its GMDB and GMIB claim reserve estimates and adjusts the additional liability balances as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in calculating GMIB claim reserves are consistent with those used for calculating GMDB claim reserves. In addition, the calculation of GMIB claim reserves assumes benefit utilization ranges from a low of 3% when the contractholder’s annuitization value is at least 10% in the money to 100% utilization when the contractholder is 90% or more in the money.

The Company’s living benefit riders represent an embedded derivative in a variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivatives are carried at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions.

The following assumptions and methodology were used to determine the GMDB claim reserves as of December 31, 2007 and 2006:

•	Data used was based on a combination of historical numbers and future projections generally involving 50 probabilistically generated economic scenarios

•	Mean gross equity performance – 8.1%

•	Equity volatility – 18.7%

•	Mortality – 100% of Annuity 2000 table

•	Asset fees – equivalent to mutual fund and product loads

•	Discount rate – 7.0% and 8.0% as of December 31, 2007 and 2006, respectively
Lapse rate assumptions vary by duration as shown below:

Duration (years)	1	2	3	4	5	6	7	8	9	10+
Minimum	4.00%	5.00%	6.00%	7.00%	8.00%	9.50%	10.00%	11.00%	14.00%	14.00%
Maximum	4.00%	5.00%	6.00%	7.00%	35.00%	35.00%	23.00%	35.00%	35.00%	23.00%

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(8)	Short-Term Debt
The following table summarizes short-term debt as of December 31:

(in millions)	2007	2006
$800.0 million commercial paper program	$199.7	$—
$350.0 million securities lending program facility	85.6	75.2

Total short-term debt	$285.3	$75.2

The Company has available as a source of funds a $1.00 billion revolving variable rate credit facility entered into by NFS, NLIC and NMIC with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that the Company’s debt not exceed 40% of tangible net worth, as defined, and that NLIC maintain statutory surplus, as defined, in excess of $1.67 billion. As of December 31, 2007, the Company and NLIC were in compliance with all covenants. The Company had no amounts outstanding under this agreement as of December 31, 2007 and 2006. NLIC also has an $800.0 million commercial paper program and is required to maintain an available credit facility equal to 50% of any amounts outstanding under the commercial paper program. Therefore, borrowing capacity under the aggregate $1.00 billion revolving credit facility is reduced by 50% of any amounts outstanding under the commercial paper program. NLIC had $199.7 million of commercial paper outstanding at December 31, 2007 at a weighted average interest rate of 4.39% and no commercial paper outstanding at December 31, 2006.

NLIC has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility contingent on the liquidity of the securities lending program. The borrowing facility was established to fund commercial mortgage loans that were originated with the intent of sale through securitization. The maximum amount available under the agreement is $350.0 million. The borrowing rate on this program is equal to one-month U.S. LIBOR (4.60% and 5.32% as of December 31, 2007 and 2006, respectively). NLIC had $85.6 million and $75.2 million outstanding under this agreement as of December 31, 2007 and 2006, respectively. As of December 31, 2007, the Company had not provided any guarantees on such borrowings, either directly or indirectly.

The Company paid interest on short-term debt totaling $15.0 million, $11.7 million and $11.5 million in 2007, 2006 and 2005, respectively.

(9)	Long-Term Debt
The following table summarizes surplus notes payable to NFS as of December 31:

(in millions)	2007	2006
8.15% surplus note, due June 27, 2032	$300.0	$300.0
7.50% surplus note, due December 17, 2031	300.0	300.0
6.75% surplus note, due December 23, 2033	100.0	100.0

Total long-term debt	$700.0	$700.0

The Company made interest payments to NFS on surplus notes totaling $53.7 million in 2007, 2006 and 2005. Payments of interest and principal under the notes require the prior approval of the Ohio Department of Insurance (ODI).

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(10)	Federal Income Taxes
Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, the ultimate majority shareholder of NFS. Effective October 1, 2002, Nationwide Corporation’s ownership in NFS decreased from 79.8% to 63.0%. Therefore, NFS and its subsidiaries, including the Company, no longer qualify to be included in the NMIC consolidated federal income tax return. The members of the NMIC consolidated federal income tax return group participated in a tax sharing arrangement, which uses a consolidated approach in allocating the amount of current and deferred expense to the separate financial statements of subsidiaries.

Under Internal Revenue Code (IRC) regulations, NFS and its subsidiaries cannot file a life/non-life consolidated federal income tax return until five full years following NFS’ departure from the NMIC consolidated federal income tax return group. Therefore, NFS and its direct non-life insurance company subsidiaries will file a consolidated federal income tax return; NLIC and NLAIC will file a consolidated federal income tax return; and the direct non-life insurance companies under NLIC will file separate federal income tax returns, until 2008, when NFS will become eligible to file a single life/non-life consolidated federal income tax return with all of its eligible subsidiaries.

The following table summarizes the tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31:

(in millions)	2007	2006
Deferred tax assets:
Future policy benefits	$622.0	$607.8
Other	213.2	138.6

Gross deferred tax assets	835.2	746.4
Less valuation allowance	(7.0)	(7.0)

Deferred tax assets, net of valuation allowance	828.2	739.4

Deferred tax liabilities:
Deferred policy acquisition costs	1,112.6	1,022.2
Other	130.8	173.9

Gross deferred tax liabilities	1,243.4	1,196.1

Net deferred tax liability	$415.2	$456.7

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income taxes paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged during 2007, 2006 and 2005.

The Company’s current federal income tax asset was $12.7 million and $12.6 million as of December 31, 2007 and 2006, respectively.

Total federal income taxes paid (refunded) were $99.1 million, $(4.3) million and $182.2 million during the years ended December 31, 2007, 2006 and 2005, respectively.

During the second quarter of 2007, the Company recorded $6.8 million of net federal income tax expense adjustments primarily related to differences between the 2006 estimated tax liability and the amounts the Company reported on its 2006 tax returns. The Company recorded an additional $1.5 million and $0.2 million of such adjustments during the third and fourth quarters of 2007, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

Through June 2006, the Company’s federal income tax returns for tax years 2000-2002 were under IRS examination pursuant to a routine audit. In accordance with its regular practice, management established tax reserves based on the current facts and circumstances regarding each tax exposure item for which the ultimate deductibility is open to interpretation. These reserves are reviewed regularly and are adjusted as events occur that management believes impacts the Company’s liability for additional taxes, such as lapsing of applicable statutes of limitations; conclusion of tax audits or substantial agreement on the deductibility/non-deductibility of uncertain items; additional exposure based on current calculations; identification of new issues; release of administrative guidance; or rendering of a court decision affecting a particular tax issue. A significant component of the Company’s tax reserve as of December 31, 2005 was related to the separate account dividends received deduction (DRD). See “Tax Matters” in Note 14 for more information regarding DRD.

In July 2006, the Company reached substantial agreement with the IRS on all open issues for tax years 2000-2002, including issues related to the DRD. Accordingly, the Company revised its estimate of amounts that may be due in connection with certain tax positions, including the DRD, for all open tax years. As a result of the revised estimate, $110.9 million of tax reserves were released into earnings during the second quarter of 2006.

During the third quarter of 2006, the Company recorded $7.8 million of net federal income tax expense adjustments primarily related to differences between the 2005 estimated tax liability and the amounts reported on the Company’s 2005 tax returns.

During the third quarter of 2005, the Company refined its separate account DRD estimation process. As a result, the Company identified and recorded additional federal income tax benefits and recoverables of $42.6 million related to all tax years (2000 – 2005) that were open at that time. In addition, the Company recorded $5.6 million of net benefit adjustments primarily related to differences between the 2004 estimated tax liability and the amounts reported on the Company’s 2004 tax returns.

The following table summarizes federal income tax expense attributable to income from continuing operations for the years ended December 31:

(in millions)	2007	2006	2005
Current	$106.5	$(61.8)	$90.6
Deferred	22.0	90.5	5.2

Federal income tax expense	$128.5	$28.7	$95.8

Total federal income tax expense differs from the amount computed by applying the U.S. federal income tax rate to income from continuing operations before federal income taxes as follows for the years ended December 31:

	2007		2006		2005
(dollars in millions)	Amount	%	Amount	%	Amount	%
Computed (expected) tax expense	$204.0	35.0	$226.8	35.0	$217.2	35.0
DRD	(61.0)	(10.5)	(67.5)	(10.4)	(107.5)	(17.3)
Reserve release	—	—	(110.9)	(17.1)	—	—
Other, net	(14.5)	(2.4)	(19.7)	(3.1)	(13.9)	(2.3)

Total	$128.5	22.1	$28.7	4.4	$95.8	15.4

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(11)	Shareholders’ Equity, Regulatory Risk-Based Capital and Dividend Restrictions
Regulatory Risk-Based Capital

The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceeded the minimum risk-based capital requirements for all periods presented herein.

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding 12 months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year. During the year ended December 31, 2007, NLIC paid dividends of $537.5 million to NFS, including a $242.5 million extraordinary dividend paid after obtaining approval from the ODI. NLIC’s statutory capital and surplus as of December 31, 2007 was $2.50 billion, and statutory net income for 2007 was $309.0 million. As of January 1, 2008, NLIC could not pay dividends to NFS without obtaining prior approval. As of April 2008, NLIC will be able to pay dividends to NFS totaling $246.5 million upon providing prior notice to the ODI. On February 20, 2008, NLIC declared a dividend of $246.5 million payable to NFS in April 2008. NLIC will provide notice to the ODI before paying this dividend to NFS.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its shareholder.

The Company currently does not expect such regulatory requirements to impair its ability to pay future operating expenses, interest and shareholder dividends.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

Comprehensive Income

The Company’s comprehensive income includes net income and certain items that are reported directly within separate components of shareholder’s equity that are not recorded in net income (other comprehensive income or loss).

The following table summarizes the Company’s other comprehensive loss, before and after federal income tax benefit, for the years ended December 31:

(in millions)	2007	2006	2005
Net unrealized losses on securities available-for-sale arising during the period:
Net unrealized losses before adjustments	$(276.3)	$(171.3)	$(687.2)
Net adjustment to deferred policy acquisition costs	3.8	40.9	187.0
Net adjustment to future policy benefits and claims	5.4	21.5	17.0
Related federal income tax benefit	93.3	38.1	169.1

Net unrealized losses	(173.8)	(70.8)	(314.1)

Reclassification adjustment for net realized losses (gains) on securities available-for-sale realized during the period:
Net unrealized losses (gains)	107.7	9.2	(20.3)
Related federal income tax (benefit) expense	(37.7)	(3.2)	7.1

Net reclassification adjustment	70.0	6.0	(13.2)

Other comprehensive loss on securities available-for-sale	(103.8)	(64.8)	(327.3)

Accumulated net holding (losses) gains on cash flow hedges:
Unrealized holding (losses) gains	(17.2)	(0.2)	41.7
Related federal income tax benefit (expense)	6.0	0.1	(14.6)

Other comprehensive (loss) income on cash flow hedges	(11.2)	(0.1)	27.1

Other net unrealized losses	(4.2)	—	—

Total other comprehensive loss	$(119.2)	$(64.9)	$(300.2)

Adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during the years ended December 31, 2007, 2006 and 2005.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(12)	Employee Benefit Plans
Defined Benefit Plans

The Company and certain affiliated companies participate in a qualified defined benefit pension plan sponsored by NMIC. This plan covers all employees of participating companies who have completed at least one year of service. Plan contributions are invested in a group annuity contract issued by NLIC. All participants are eligible for benefits based on an account balance feature. Participants last hired before 2002 are eligible for benefits based on the highest average annual salary of a specified number of consecutive years of the last ten years of service, if such benefits are of greater value than the account balance feature. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work benefits the Company. A separate non-qualified defined benefit pension plan sponsored by NMIC covers certain executives with at least one year of service. The Company’s portion of expense relating to these plans was $13.5 million, $19.9 million and $16.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In addition to the NMIC pension plan, the Company and certain affiliated companies participate in life and health care defined benefit plans sponsored by NMIC for qualifying retirees. Postretirement life and health care benefits are contributory. The level of contribution required by a qualified retiree depends on the retiree’s years of service and date of hire. In general, postretirement benefits are available to full-time employees who are credited with 120 months of retiree life and health service. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company’s portion of the per-participant cost of the postretirement health care benefits. The Company’s policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts issued by NLIC. The Company’s portion of expense relating to these plans was immaterial for the years ended December 31, 2007, 2006 and 2005.

Defined Contribution Plans

NMIC sponsors a defined contribution retirement savings plan covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 80%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company’s expense for contributions to these plans was $7.3 million, $6.6 million and $6.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

(13)	Related Party Transactions
The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space leases, and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (NSC), a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2007, 2006 and 2005, the Company made payments to NMIC and NSC totaling $285.6 million, $261.7 million and $274.1 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $2.90 billion and $5.48 billion as of December 31, 2007 and 2006, respectively. Total revenues from these contracts were $130.8 million, $133.4 million and $136.2 million for the years ended December 31, 2007, 2006 and 2005, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $109.7 million, $110.7 million and $107.3 million for the years ended December 31, 2007, 2006 and 2005, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties who are similarly situated.

The Company leases office space from NMIC. For the years ended December 31, 2007, 2006 and 2005, the Company made lease payments to NMIC of $23.0 million, $19.3 million and $18.7 million, respectively.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2007, 2006 and 2005 were $317.6 million, $430.8 million and $429.5 million, respectively, while benefits, claims and expenses ceded during these years were $348.1 million, $470.4 million and $398.8 million, respectively.

Funds of Nationwide Funds Group (NFG), an affiliate, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2007 and 2006, customer allocations to NFG funds totaled $21.41 billion and $18.26 billion, respectively. For the years ended December 31, 2007, 2006 and 2005, NFG paid the Company $76.9 million, $64.4 million and $51.6 million, respectively, for the distribution and servicing of these funds.

Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $20.1 million, $28.3 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities at the original sales price plus interest. As of December 31, 2007 and 2006, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2007, 2006 and 2005, the most the Company had outstanding at any given time was $178.2 million, $191.5 million and $55.3 million, respectively, and the amounts the Company incurred for interest expense on intercompany repurchase agreements during these years were immaterial.

The Company and various affiliates have agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company were $368.2 million and $601.3 million as of December 31, 2007 and 2006, respectively, and are included in short-term investments on the consolidated balance sheets.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2007, 2006 and 2005 were $59.5 million, $58.1 million and $59.0 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

An affiliate of the Company is currently developing a browser-based policy administration and online brokerage software application for defined benefit plans. In connection with the development of this application, the Company made net payments, which were expensed, to that affiliate related to development totaling $9.4 million, $6.9 million and $2.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Historically, the Company has retained funds for certain claim and benefit payments to customers in the form of interest-bearing accounts. During the year ended December 31, 2006, this practice was discontinued. Eligible participant balances totaling $224.7 million were transferred from the Company to interest-bearing deposit accounts of Nationwide Bank, a wholly-owned subsidiary of NFS, in exchange for cash plus a premium of $0.7 million payable to NFS for the value of the relationships acquired by Nationwide Bank.

Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, as discussed in more detail in Note 10. Effective October 1, 2002, NLIC began filing a consolidated federal income tax return with NLAIC. There were no payments (from) to NMIC for the year ended December 31, 2007 compared to $(15.3) million and $45.0 million for the years ended December 31, 2006 and 2005, respectively. These payments related to tax years prior to deconsolidation.

In 2007, 2006 and 2005, NLIC paid dividends to NFS totaling $537.5 million, $375.0 million and $185.0 million, respectively.

(14)	Contingencies
Legal Matters

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back MTN programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations, proceedings or inquiries may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the NLIC MTN program. The Company is cooperating with regulators in connection with these inquiries and will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any litigation or regulatory actions will not have a material adverse effect on the Company in the future.

On November 20, 2007, NLIC and NRS were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v NLIC, NRS, Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. The plaintiffs purport to represent a class of all participants in the Alabama State Employees Association (ASEA) plan, excluding members of the Board of Control during the Class Period and excluding ASEA’s directors, officers and board members during the class period. The class period is the date from which NLIC and/or NRS first made a payment to ASEA or PEBCO arising out of the funding agreement dated March 24, 2004 to the date class notice is provided. The plaintiffs allege that the defendants breached their fiduciary duties, converted plan participants’ properties, and breached their contract when payments were made and the plan was administered under the funding agreement. The complaint seeks a declaratory judgment, an injunction, disgorgement of amounts paid, compensatory and punitive damages, interest, attorneys’ fees and costs, and such other equitable and legal relief to which the plaintiffs and class members may be entitled. On January 9, 2008, NLIC and NRS filed a Notice of Removal to the United States District Court Northern District of Alabama, Southern Division. On January 16, 2008, NLIC and NRS filed a motion to dismiss. On January 24, 2008, the plaintiffs filed a motion to remand. The motions have been fully briefed. NLIC and NRS intend to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al. The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries). The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties. The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On October 12, 2007, NLIC filed a motion to dismiss. The motion has been fully briefed. NLIC intends to defend this lawsuit vigorously.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

On November 15, 2006, NFS, NLIC and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The class period is from January 1, 1996 until the class notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, NFS, NLIC and NRS filed a motion to dismiss. On September 17, 2007, the Court granted the motion to dismiss. On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint. On October 25, 2007, NFS, NLIC and NRS filed their opposition to the plaintiff’s motion. NFS, NLIC and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, NLIC was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The plaintiff claims that the total of modal payments that policyholders paid per year exceeded the guaranteed maximum premium provided for in the policy. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to NLIC for term life insurance policies issued by NLIC during the class period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are NLIC; any parent, subsidiary or affiliate of NLIC; all employees, officers and directors of NLIC; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The class period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. On April 30, 2007, NLIC filed a motion for summary judgment. On February 4, 2008, the Court entered its ruling on the parties’ pending motions for summary judgment. The court granted NLIC’s motion for summary judgment for some of the plaintiffs’ causes of action, including breach of contract claims on all decreasing term policies, plaintiff Carr’s individual claims for fraud by omission, violation of the Ohio Deceptive Trade Practices Act and all unjust enrichment claims. However, several claims against NLIC remain, including plaintiff Carr’s individual claim for breach of contract and the plaintiff Class’ claims for breach of contract for the term life policies in 43 of 51 jurisdictions. The Court has requested additional briefing on NLIC’s affirmative defense that the doctrine of voluntary payment acts as a defense to the breach of contract claims. NLIC continues to defend this lawsuit vigorously.

On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The first amended complaint purports to disclaim, with respect to market timing or stale price trading in NLIC’s annuities sub-accounts, any allegation based on NLIC’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of NLIC annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if NLIC is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to NLIC’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted NLIC’s motion to dismiss the plaintiff’s complaint. The plaintiff appealed the District Court’s decision, and the issues have been fully briefed. NLIC continues to defend this lawsuit vigorously.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. On September 25, 2007, NFS’ and NLIC’s motion to dismiss the plaintiffs’ fifth amended complaint was denied. On October 12, 2007, NFS and NLIC filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims. On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and NLIC’s amended counterclaims. On November 15, 2007, the plaintiffs filed a motion for class certification. On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to NFS’ and NLIC’s claim that it could recover any “disgorgement remedy” from plan sponsors. NFS and NLIC continue to defend this lawsuit vigorously.

Tax Matters

Management has established tax reserves in accordance with the requirements of FIN 48. See Note 3 for a summary of the provisions of FIN 48. These reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations; conclusion of tax audits or substantial agreement on the deductibility/nondeductibility of uncertain items; additional exposure based on current calculations; identification of new issues; release of administrative guidance; or rendering of a court decision affecting a particular tax issue. Management believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

The separate account DRD is a significant component of the Company’s federal income tax provision. On August 16, 2007, the IRS issued Revenue Ruling 2007-54. This ruling took a position with respect to the DRD that could have significantly reduced the Company’s DRD. The Company believes that the position taken by the IRS in the ruling was contrary to existing law and the relevant legislative history.

In Revenue Ruling 2007-61, released September 25, 2007, the IRS and the U.S. Department of the Treasury suspended Revenue Ruling 2007-54 and informed taxpayers of their intention to address certain issues in connection with the DRD in future tax regulations. Final tax regulations could impact the Company’s DRD in periods subsequent to their effective date.

(15)	Guarantees
Since 2001, the Company has sold $677.2 million of credit enhanced equity interests in Low-Income-Housing Tax Credit Funds (Tax Credit Funds) to unrelated third parties. The Company has guaranteed cumulative after-tax yields to the third party investors ranging from 3.75% to 5.25% over periods ending between 2002 and 2022. As of December 31, 2007, the Company held guarantee reserves totaling $6.0 million on these transactions. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, then the Company must fund any shortfall, which is mitigated by stabilization collateral set aside by the Company at the inception of the transactions. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.28 billion. The Company does not anticipate making any payments related to these guarantees.

As of December 31, 2007, the Company held stabilization reserves of $1.6 million as collateral for certain properties owned by the Tax Credit Funds that had not met all of the criteria necessary to generate tax credits. Such criteria include completion of construction and the leasing of each unit to a qualified tenant, among others. Properties meeting the necessary criteria are considered to have “stabilized.” The properties are evaluated regularly, and the collateral is released when stabilized.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

To the extent there are cash deficits in any specific property owned by the Tax Credit Funds, property reserves, property operating guarantees and reserves held by the Tax Credit Funds are exhausted before the Company is required to perform under its guarantees. To the extent the Company is ever required to perform under its guarantees, it may recover any such funding out of the cash flow distributed from the sale of the underlying properties of the Tax Credit Funds. This cash flow distribution would be paid to the Company prior to any cash flow distributions to unrelated third party investors.

(16)	Variable Interest Entities
As of December 31, 2007 and 2006, the Company had relationships with 19 and 18 variable interest entities (VIEs), respectively, each of which the Company was the primary beneficiary. Each VIE is a conduit that assists the Company in structured products transactions involving the sale of Tax Credit Funds to third party investors for which the Company provides guaranteed returns (see Note 15). The results of operations and financial position of these VIEs are included along with corresponding minority interest liabilities in the accompanying consolidated financial statements.

VIE net assets were $465.7 million and $445.5 million as of December 31, 2007 and 2006, respectively. The following table summarizes the components of net assets as of December 31:

(in millions)	2007	2006
Other long-term investments	$434.1	$432.5
Short-term investments	31.9	33.7
Other assets	38.1	37.8
Other liabilities	(38.4)	(58.5)
The Company’s total loss exposure from VIEs of which the Company is the primary beneficiary was immaterial as of December 31, 2007 and 2006 (except for the impact of guarantees disclosed in Note 15).

In addition to the VIEs described above, the Company holds variable interests, in the form of limited partnerships or similar investments, in Tax Credit Funds of which the Company is not the primary beneficiary. These investments have been held by the Company for periods of 1 to 10 years and allow the Company to utilize certain tax credits and realize other tax benefits from affordable housing projects. The Company also has certain investments in other securitization transactions that qualify as VIEs, but of which the Company is not the primary beneficiary. The total exposure to loss on these VIEs was $201.3 million and $68.9 million as of December 31, 2007 and 2006, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(17)	Segment Information
Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Investments, Retirement Plans, Individual Protection, and Corporate and Other.

The primary segment profitability measure that management uses is pre-tax operating earnings, which is calculated by adjusting income from continuing operations before federal income taxes to exclude (1) net realized investment gains and losses, except for periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations and (2) the adjustment to amortization of DAC related to net realized investment gains and losses.

Individual Investments

The Individual Investments segment consists of individual The BEST of AMERICA® and private label deferred variable annuity products, deferred fixed annuity products, income products and advisory services. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, individual variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while individual fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.

Retirement Plans

The Retirement Plans segment is comprised of the Company’s private and public sector retirement plans business. The private sector primarily includes IRC Section 401 business, and the public sector primarily includes IRC Section 457 and Section 401(a) business, both in the form of full-service arrangements that provide plan administration and fixed and variable group annuities as well as administration-only business.

Individual Protection

The Individual Protection segment consists of investment life insurance products, including individual variable, COLI and BOLI products; traditional life insurance products; and universal life insurance products. Life insurance products provide a death benefit and generally allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes the MTN program; structured products business; and other revenues and expenses not allocated to other segments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following tables summarize the Company’s business segment operating results for the years ended December 31:

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2007
Revenues:
Policy charges	$656.9	$139.5	$411.9	$—	$1,208.3
Premiums	133.1	—	158.6	—	291.7
Net investment income	609.1	639.4	330.2	397.1	1,975.8
Non-operating net realized investment losses1	—	—	—	(156.0)	(156.0)
Other income	3.1	—	—	(5.8)	(2.7)

Total revenues	1,402.2	778.9	900.7	235.3	3,317.1

Benefits and expenses:
Interest credited to policyholder accounts	419.7	433.7	178.0	231.2	1,262.6
Benefits and claims	234.2	—	245.1	—	479.3
Policyholder dividends	—	—	24.5	—	24.5
Amortization of DAC	287.1	26.7	80.2	(25.5)	368.5
Interest expense	—	—	—	70.0	70.0
Other operating expenses	191.6	173.6	147.1	17.2	529.5

Total benefits and expenses	1,132.6	634.0	674.9	292.9	2,734.4

Income (loss) from continuing operations before federal income tax expense	269.6	144.9	225.8	(57.6)	$582.7

Less: non-operating net realized investment losses1	—	—	—	156.0
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	(25.5)

Pre-tax operating earnings	$269.6	$144.9	$225.8	$72.9

Assets as of year end	$55,692.9	$26,912.6	$18,251.1	$8,683.4	$109,540.0

1	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2006
Revenues:
Policy charges	$581.7	$160.2	$390.7	$—	$1,132.6
Premiums	142.5	—	165.8	—	308.3
Net investment income	739.5	636.0	328.2	354.8	2,058.5
Non-operating net realized investment gains1	—	—	—	1.0	1.0
Other income	2.6	—	0.3	3.4	6.3

Total revenues	1,466.3	796.2	885.0	359.2	3,506.7

Benefits and expenses:
Interest credited to policyholder accounts	501.7	440.5	179.2	208.7	1,330.1
Benefits and claims	202.8	—	247.5	—	450.3
Policyholder dividends	—	—	25.6	—	25.6
Amortization of DAC	352.7	37.9	69.6	(9.9)	450.3
Interest expense	—	—	—	65.5	65.5
Other operating expenses	206.3	179.1	142.4	9.0	536.8

Total benefits and expenses	1,263.5	657.5	664.3	273.3	2,858.6

Income from continuing operations before federal income tax expense	202.8	138.7	220.7	85.9	$648.1

Less: non-operating net realized investment gains1	—	—	—	(1.0)
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	(9.9)

Pre-tax operating earnings	$202.8	$138.7	$220.7	$75.0

Assets as of year end	$55,404.6	$28,817.2	$16,948.8	$8,791.8	$109,962.4

1	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2005
Revenues:
Policy charges	$532.4	$145.0	$377.7	$—	$1,055.1
Premiums	96.7	—	163.3	—	260.0
Net investment income	822.4	642.9	332.8	307.1	2,105.2
Non-operating net realized investment gains1	—	—	—	9.5	9.5
Other income	1.3	0.2	—	1.8	3.3

Total revenues	1,452.8	788.1	873.8	318.4	3,433.1

Benefits and expenses:
Interest credited to policyholder accounts	557.7	444.8	182.4	146.1	1,331.0
Benefits and claims	149.1	—	228.4	—	377.5
Policyholder dividends	—	—	33.1	—	33.1
Amortization of DAC	329.1	47.2	89.0	1.0	466.3
Interest expense	—	—	—	66.3	66.3
Other operating expenses	193.1	181.8	148.1	15.3	538.3

Total benefits and expenses	1,229.0	673.8	681.0	228.7	2,812.5

Income from continuing operations before federal income tax expense	223.8	114.3	192.8	89.7	$620.6

Less: non-operating net realized investment gains1	—	—	—	(9.5)
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	1.0

Pre-tax operating earnings	$223.8	$114.3	$192.8	$81.2

Assets as of year end	$52,929.2	$29,987.2	$14,728.7	$9,313.4	$106,958.5

1	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I          Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2007 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$110.8	$124.7	$124.7
Agencies not backed by the full faith and credit of the U.S. Government	406.1	467.3	467.3
Obligations of states and political subdivisions	245.3	244.2	244.2
Foreign governments	40.0	42.4	42.4
Public utilities	1,345.3	1,358.8	1,358.8
All other corporate	21,873.7	21,696.0	21,696.0

Total fixed maturity securities available-for-sale	24,021.2	23,933.4	23,933.4

Equity securities available-for-sale:
Common stocks:
Banks, trusts and insurance companies	15.5	18.5	18.5
Industrial, miscellaneous and all other	2.3	1.6	1.6
Nonredeemable preferred stocks	51.8	52.8	52.8

Total equity securities available-for-sale	69.6	72.9	72.9

Mortgage loans on real estate, net	7,619.2		7,615.4	1
Real estate, net:
Investment properties	11.1		8.6	2
Acquired in satisfaction of debt	10.4		9.2	2

Total real estate, net	21.5		17.8

Policy loans	687.9		687.9
Other long-term investments	625.1		625.1
Short-term investments, including amounts managed by a related party	965.4		959.1	3

Total investments	$34,009.9		$33,911.6

1
Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans on real estate (see Note 6 to the audited consolidated financial statements), hedges and commitment hedges on mortgage loans on real estate.

2	Difference from Column B primarily results from adjustments for accumulated depreciation.

3	Difference from Column B primarily is due to unrealized gains and/or losses from securities lending.
See accompanying report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III        Supplementary Insurance Information

As of December 31, 2007, 2006 and 2005 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned premiums1	Other policy claims and benefits payable1	Premium revenue
2007
Individual Investments	$2,078.1	$10,748.6			$133.1
Retirement Plans	289.7	10,693.7			—
Individual Protection	1,542.5	5,635.9			158.6
Corporate and Other	87.1	4,920.2			—

Total	$3,997.4	$31,998.4			$291.7

2006
Individual Investments	$1,945.0	$13,004.4			$142.5
Retirement Plans	288.6	10,839.0			—
Individual Protection	1,441.0	5,574.1			165.8
Corporate and Other	83.4	4,991.9			—

Total	$3,758.0	$34,409.4			$308.3

2005
Individual Investments	$1,936.4	$14,970.9			$96.7
Retirement Plans	290.3	10,847.3			—
Individual Protection	1,328.7	5,531.9			163.3
Corporate and Other	42.5	4,591.0			—

Total	$3,597.9	$35,941.1			$260.0

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income2	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses2	Premiums written
2007
Individual Investments	$609.1	$653.9	$287.1	191.6
Retirement Plans	639.4	433.7	26.7	173.6
Individual Protection	330.2	447.6	80.2	147.1
Corporate and Other	397.1	231.2	(25.5)	87.1

Total	$1,975.8	$1,766.4	$368.5	$599.4

2006
Individual Investments	$739.5	$704.5	$352.7	$206.3
Retirement Plans	636.0	440.5	37.9	179.1
Individual Protection	328.2	452.3	69.6	142.4
Corporate and Other	354.8	208.7	(9.9)	74.5

Total	$2,058.5	$1,806.0	$450.3	$602.3

2005
Individual Investments	$822.4	$706.8	$329.1	$193.1
Retirement Plans	642.9	444.8	47.2	181.8
Individual Protection	332.8	443.9	89.0	148.1
Corporate and Other	307.1	146.1	1.0	81.6

Total	$2,105.2	$1,741.6	$466.3	$604.6

1	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

2
Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV         Reinsurance

As of December 31, 2007, 2006 and 2005 and for each of the years then ended (dollars in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2007
Life insurance in force	$156,899.3	$58,529.0	$4.4	$98,374.7	0.0%

Premiums:
Life insurance 1	$364.2	$72.7	$0.2	$291.7	0.0%
Accident and health insurance	289.2	316.8	27.6	—	NM

Total	$653.4	$389.5	$27.8	$291.7	9.5%

2006
Life insurance in force	$151,109.9	$58,189.8	$7.9	$92,928.0	0.0%

Premiums:
Life insurance 1	$336.4	$28.4	$0.3	$308.3	0.1%
Accident and health insurance	388.9	417.4	28.5	—	N/A

Total	$725.3	$445.8	$28.8	$308.3	9.3%

2005
Life insurance in force	$142,308.1	$52,339.1	$10.6	$89,979.6	0.0%

Premiums:
Life insurance 1	$311.5	$51.8	$0.3	$260.0	0.1%
Accident and health insurance	415.2	445.1	29.9	—	N/A

Total	$726.7	$496.9	$30.2	$260.0	11.6%

1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2007, 2006 and 2005 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions1	Balance at end of period
2007
Valuation allowances - mortgage loans on real estate	$34.3	$1.1	$—	$12.3	$23.1

2006
Valuation allowances - mortgage loans on real estate	$31.1	$6.0	$—	$2.8	$34.3

2005
Valuation allowances - mortgage loans on real estate	$33.3	$1.6	$—	$3.8	$31.1

1	Amounts represent transfers to real estate owned and recoveries.

PART C. OTHER INFORMATION

Item 26.              Exhibits

(a)	Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant – Attached hereto as document "item26a.htm".

(b)	Not Applicable.

(c)
Underwriting or Distribution contracts between the Depositor and Principal Underwriter – Filed previously with registration statement (333-117998) on August 6, 2004, as document "item26c.txt,"and hereby incorporated by reference.

(d)	Contract – The form of the contract was filed previously with registration statement (333-149295) on February 19, 2008, as document "policyforms.htm," and is hereby incorporated by reference.

(e)	Applications – The form of the application was filed previously with registration statement (333-149295) on February 19, 2008, as document "applications.htm," and is hereby incorporated by reference.

. (f)	Articles of Incorporation of Depositor – Filed previously with registration statement (333-117998) on August 6, 2004, as document "item26f.txt," and hereby incorporated by reference.

(g)	Reinsurance Contracts – Not applicable.

(h)
Participation Agreements – The following Fund Participation Agreements were previously filed on July 17, 2007 with pre-effective amendment number 1 of registration statement (333-140608) under Exhibit (h), and are hereby incorporated by reference.

(1)	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003, as document "aimfpa99h1.htm".

(2)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended, as document "amcentfpa99h2.htm".

(3)	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation dated January 27, 2000, as amended, as document "dreyfusfpa99h3.htm".

(4)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp. dated April 1, 2006, as amended. Document "fedfpa99h4.htm".

(5)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund dated May 1, 1988, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V, as document "fidifpa99h5.htm".

(6)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund II dated July 15, 1989, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V, as document "fidiifpa99h6.htm".

(7)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund III dated November 22, 1994, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V, as document "fidiiifpa99h7.htm".

(8)
Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. dated May 1, 2003; as amended, as document "frankfpa99h8.htm".

(9)(a)	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series, dated December 31, 1999, as document "janusfpa99h9a.htm".

(9)(b)	Fund Participation Agreement, Service II Shares, with Janus Aspen Series, dated May 5, 2002, as document "janusfpa99h9b.htm".

(10)	Amended and Restated Fund Participation Agreement with MFS® Variable Insurance Trust and Massachusetts Financial Services Company dated February 1, 2003 as amended, as document "mfsfpa99h11.htm".

(11)(a)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended, as document "nwfpa99h12a.htm".

(11)(b)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2006, as document "nwfpa99h12b.htm".

(12)
Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2006, as document "neuberfpa99h13.htm".

(13)	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007, as document "oppenfpa99h14.htm".

(14)
Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc. dated October 1, 2002, as amended, as document "trowefpa99h15.htm".

(15)
Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management, Inc. dated February 1, 2002, as amended, as document "univfpa99h16.htm".

The following Fund Participation Agreements were previously filed on September 27, 2007 with, pre-effective amendment number 3 of registration statement (333-137202) under Exhibit (h), and are hereby incorporated by reference.

(16)	Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc. dated December 1, 2000, as amended, "waddellreedfpa.htm".

(i)
Administrative Contracts – The following Administrative Service Agreements were previously filed on July 17, 2007 with pre-effective amendment number 1 of registration statement (333-140608) under Exhibit (i), and are hereby incorporated by reference:

(1)(a)	Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005, as amended, as document "aimasa99i1a.htm".

(1)(b)	Financial Support Agreement with AIM Variable Insurance Funds dated July 1, 2005, as document "aimasa99i1b.htm".

(2)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended.  See Exhibit B for information related to administrative services, as document "amcentasa99i2.htm".

(3)	Restated Administrative Services Agreement with The Dreyfus Corporation dated June 1, 2003, as amended, and 12b-1 letter agreement dated June 1, 2003, as amended, as document "dreyfusasa99i3.htm".

(4)(a)	Dealer Agreement with Federated Securities Corp dated October 26, 2006, as document "fedasa99i4a.htm".

(4)(b)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp. dated April 1, 2006, as amended, see Exhibit B of Fund Participation Agreement for information related to administrative services, as document "fedasa99i4b.htm".

(5)(a)	Administrative Service Agreement with Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2002, as amended, as document "fidiiiasa99i5a.htm".

(5)(b)	Service Contract, with Fidelity Distributors Corporation dated June 18, 2002, as amended, as document "fidiiiasa99i5b.htm".

(6)	Administrative Services Agreement with Franklin Templeton Services, LLC dated May 1, 2003, as amended, as document "frankasa99i6.htm".

(7)	Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999, as document "janusasa99i7.htm".

(8)
Amended and Restated Fund Participation Agreement with MFS® Variable Insurance Trust and Massachusetts Financial Services Company dated February 1, 2003 as amended, see Article V for information related to administrative services, as document "mfsasa99i9.htm".

(9)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended.  See Exhibit B and Exhibit E for information related to administrative services, as document "nwasa99i10.htm".

(10)
Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2006.  See Exhibit D for information related to administrative services, as document "neuberasa99i11.htm".

(11)	Revenue Sharing Agreement with Oppenheimer Variable Account Funds dated April 13, 2006, as document "oppenasa99i12.htm".

(12)	Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. dated October 1, 2002, as amended, as document "troweasa99i13.htm".

(13)	Administrative Services Agreement with Morgan Stanley Distribution, Inc. (The Universal Institutional Funds, Inc.) dated May 5, 2005, as amended, as document "univasa99i14.htm".

The following Administrative Agreements were previously filed on September 27, 2007 with pre-effective amendment number 3 of registration statement (333-137202) under Exhibit (i), and are hereby incorporated by reference.

(14)	Administrative Services Agreement with Waddell & Reed, Inc. dated December 1, 2000, as amended, as document "waddellreedasa.htm".

(j)	Not Applicable.

(k)	Opinion of Counsel – Filed previously with registration statement (333-149295) on February 19, 2008, as document "opinionofcounsel.htm" and hereby incorporated by reference.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm – Attached hereto.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Redeemability Exemption Procedures –Filed previously with registration statement (333-140608) on July 17, 2007, as document “redeemexempt.htm,” and hereby incorporated by reference.

(99)	Power of Attorney – Attached hereto.

Item 27.            Directors and Officers of the Depositor

Chairman of the Board and Director	Arden L. Shisler
Chief Executive Officer and Director	W. G. Jurgensen
President and Chief Operating Officer	Mark R. Thresher
Executive Vice President and Chief Legal and Governance Officer	Patricia R. Hatler
Executive Vice President-Chief Administrative Officer	Terri L. Hill
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Marketing Officer	James R. Lyski
Executive Vice President-Finance	Lawrence A. Hilsheimer
Senior Vice President and Treasurer	Harry H. Hallowell
Senior Vice President-Associate Services	Robert J. Puccio
Senior Vice President-Chief Compliance Officer	Carol Baldwin Moody
Senior Vice President-Chief Financial Officer	Timothy G. Frommeyer
Senior Vice President-Chief Investment Officer	Gail G. Snyder
Senior Vice President-Chief Litigation Counsel	Randolph C. Wiseman
Senior Vice President-CIO NSC	Robert J. Dickson
Senior Vice President-CIO Strategic Investments	Gary I. Siroko
Senior Vice President-Corporate Strategy	J. Stephen Baine
Senior Vice President-Customer Insight/Analytic	Paul D. Ballew
Senior Vice President-Customer Relationships	David R. Jahn
Senior Vice President-Division General Counsel	Roger A. Craig
Senior Vice President-Division General Counsel	Thomas W. Dietrich
Senior Vice President-Division General Counsel	Sandra L. Neely
Senior Vice President-Government Relations	Jeffrey D. Rouch
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Health and Productivity	Holly R. Snyder
Senior Vice President-Human Resources	Kim R. Geyer
Senior Vice President-Individual Investments Business Head	Eric S. Henderson
Senior Vice President-Individual Protection Business Head	Peter A. Golato
Senior Vice President-Information Technology	Srinivas Koushik
Senior Vice President-Internal Audits	Kelly A. Hamilton
Senior Vice President-NF Marketing	Gordon E. Hecker
Senior Vice President-NF Systems	Susan Gueli
Senior Vice President-NFN Retail Distribution	Michael A. Hamilton
Senior Vice President-Non-Affiliated Sales	John L. Carter
Senior Vice President-NW Retirement Plans	William S. Jackson
Senior Vice President-President – Nationwide Bank	Anne L. Arvia
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	W. Kim Austen
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	James R. Burke
Senior Vice President-Property and Casualty Human Resources	Gale V. King
Senior Vice President-Property and Casualty Personal Lines Product Pricing	J. Lynn Greenstein
Senior Vice President-Assistant to the CEO and Assistant Secretary	Thomas E. Barnes
Vice President and Secretary	Robert W. Horner, III
Director	Joseph A. Alutto
Director	James G. Brocksmith, Jr.
Director	Keith W. Eckel
Director	Lydia M. Marshall
Director	David O. Miller
Director	Martha Miller de Lombera
Director	James F. Patterson
Director	Gerald D. Prothro
Director	Alex Shumate
Director	Thomas F. Zenty III

The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

Item 28.         Persons Controlled by or Under Common Control with the Depositor or Registrant.
*	Subsidiaries for which separate financial statements are filed
**	Subsidiaries included in the respective consolidated financial statements
***	Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries
****	Other subsidiaries

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
1717 Advisory Services, Inc.	Pennsylvania		The company was formerly registered as an investment advisor and is currently inactive.
1717 Brokerage Services, Inc.	Pennsylvania		The company is a multi-state licensed insurance agency.
1717 Capital Management Company*	Pennsylvania		The company is registered as a broker-dealer and investment advisor.
AGMC Reinsurance, Ltd.	Turks & Caicos Islands		The company is in the business of reinsurance of mortgage guaranty risks.
ALLIED General Agency Company	Iowa		The company acts as a general agent and surplus lines broker for property and casualty insurance products.
ALLIED Group, Inc.	Iowa		The company is a property and casualty insurance holding company.
ALLIED Property and Casualty Insurance Company	Iowa		The company underwrites general property and casualty insurance.
ALLIED Texas Agency, Inc.	Texas		The company acts as a managing general agent to place personal and commercial automobile insurance with Colonial County Mutual Insurance Company for the independent agency companies.
AMCO Insurance Company	Iowa		The company underwrites general property and casualty insurance.
American Marine Underwriters, Inc.	Florida		The company is an underwriting manager for ocean cargo and hull insurance.
Atlantic Floridian Insurance Company (f.k.a. Nationwide Atlantic Insurance Company)	Ohio		The company writes personal lines residential property insurance in the State of Florida.
Audenstar Limited	England		The company is an investment holding company.
Cal-Ag Insurance Services, Inc.	California		The company is an insurance agency.
CalFarm Insurance Agency	California		The company is an insurance agency.
Champions of the Community, Inc.	Ohio		The company raises money for gifts and grants to charitable organizations

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Colonial County Mutual Insurance Company*	Texas		The company underwrites non-standard automobile and motorcycle insurance and other various commercial liability coverage in Texas.
Corviant Corporation	Delaware
The purpose of the company is to create a captive distribution network through which affiliates can sell multi-manager investment products, insurance products and sophisticated estate planning services.

Crestbrook Insurance Company* (f.k.a. CalFarm Insurance Company)	California		The company is an Ohio-based multi-line insurance corporation that is authorized to write personal, automobile, homeowners and commercial insurance.
Depositors Insurance Company	Iowa		The company underwrites general property and casualty insurance.
DVM Insurance Agency, Inc.	California		This company places the pet insurance business not written by Veterinary Pet Insurance Company outside of California with National Casualty Company.
F&B, Inc.	Iowa		The company is an insurance agency that places business with carriers other than Farmland Mutual Insurance Company and its affiliates.
Farmland Mutual Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
FutureHealth Corporation	Maryland		The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.
FutureHealth Holding Company	Maryland		The company provides population health management.
FutureHealth Technologies Corporation	Maryland		The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.
Gates, McDonald & Company*	Ohio		The company provides services to employers for managing workers' compensation matters and employee benefits costs.
Gates, McDonald & Company of New York, Inc.	New York		The company provides workers' compensation and self-insured claims administration services to employers with exposure in New York.
Gates, McDonald Health Plus Inc.	Ohio		The company provides medical management and cost containment services to employers.
GVH Participacoes e Empreedimientos Ltda.	Brazil		The company acts as a holding company.
Insurance Intermediaries, Inc.	Ohio		The company is an insurance agency and provides commercial property and casualty brokerage services.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Intervent USA, Inc.	Georgia		Lifestyle Management and Chronic Disease Risk Reduction Programs Consultants.
Life REO Holdings, LLC	Ohio		The company serves as a holding company for foreclosure entities.
Lone Star General Agency, Inc.	Texas		The company acts as general agent to market non-standard automobile and motorcycle insurance for Colonial County Mutual Insurance Company.
Mullen TBG Insurance Agency Services, LLC	Delaware		The company is a joint venture between TBG Insurance Services Corporation and MC Insurance Agency Services LLC. The Company provides financial products and services to executive plan participants.
National Casualty Company	Wisconsin		The company underwrites various property and casualty coverage, as well as individual and group accident and health insurance.
National Casualty Company of America, Ltd.	England		This company is currently inactive.
Nationwide Advantage Mortgage Company*	Iowa		The company makes residential mortgage loans.
Nationwide Affinity Insurance Company of America*	Ohio		The company provides property and casualty insurance products.
Nationwide Agribusiness Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
Nationwide Arena, LLC*	Ohio		The purpose of the company is to develop Nationwide Arena and to engage in related development activity.
Nationwide Asset Management, LLC	Ohio		Provides investment advisory services as a registered investment advisor to affiliated and unaffiliated clients
Nationwide Asset Management Holdings Limited	England and Wales		The Company is an investment holding company
Nationwide Assurance Company	Wisconsin		The company underwrites non-standard automobile and motorcycle insurance.
Nationwide Bank*	United States
This is a federal savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending agency custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan act of 1933.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Better Health, Inc. (f.k.a. Nationwide Health and Productivity Company)	Ohio		The company is a holding company for the health and productivity operations of Nationwide.
Nationwide Cash Management Company	Ohio		The company buys and sells investment securities of a short-term nature as the agent for other Nationwide corporations, foundations, and insurance company separate accounts.
Nationwide Community Development Corporation, LLC	Ohio		The company holds investments in low-income housing funds.
Nationwide Corporation	Ohio		The company acts primarily as a holding company for entities affiliated with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
Nationwide Document Solutions, Inc. (f.k.a. ALLIED Document Solutions, Inc.)	Iowa		The company provides general printing services to its affiliated companies as well as to certain unaffiliated companies.
Nationwide Emerging Managers, LLC (f.k.a. Gartmore Emerging Managers, LLC)	Delaware		The company acquires and holds interests in registered investment advisors and provides investment management services.
Nationwide Exclusive Agent Risk Purchasing Group, LLC	Ohio		The company's purpose is to provide a mechanism for the purchase of group liability insurance for insurance agents operating nationwide.
Nationwide Financial Assignment Company	Ohio		The company is an administrator of structured settlements.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware		The company is an insurance agency.
Nationwide Financial Services Capital Trust	Delaware		The trust's sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust.
Nationwide Financial Services, Inc.*	Delaware		The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute long-term savings and retirement products.
Nationwide Financial Sp. Zo.o	Poland		The company provides services to Nationwide Global Holdings, Inc. in Poland.
Nationwide Financial Structured Products, LLC	Ohio		The company captures and reports the results of the structured products business unit.
Nationwide Foundation*	Ohio		The company contributes to non-profit activities and projects.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Fund Advisors	Delaware		The company is a business trust. The trust is designed to act as a registered investment advisor.
Nationwide Fund Distributors LLC (f.k.a. Gartmore Distribution Services, Inc.)	Delaware		The company is a distributor and administrator for Nationwide mutual funds.
Nationwide Fund Management LLC (f.k.a Gartmore Investors Services, Inc.)	Delaware		The corporation provides transfer and dividend disbursing services to various mutual fund entities.
Nationwide General Insurance Company	Ohio		The company transacts a general insurance business, except life insurance, and primarily provides automobile and fire insurance to select customers.
Nationwide Global Funds	Luxembourg		This company issues shares of mutual funds.
Nationwide Global Holdings, Inc.	Ohio		The company is a holding company for the international operations of Nationwide.
Nationwide Global Ventures (f.k.a. Gartmore Global Ventures, Inc.)	Delaware		The company acts as a holding company.
Nationwide Indemnity Company*	Ohio		The company is involved in the reinsurance business by assuming business from Nationwide Mutual Insurance Company and other insurers within the Nationwide Insurance organization.
Nationwide Insurance Company of America	Wisconsin		The corporation is an independent agency personal lines underwriter of property/casualty insurance.
Nationwide Insurance Company of Florida*	Ohio		The company transacts general insurance business except life insurance.
Nationwide International Underwriters	California		The company is a special risk, excess and surplus lines underwriting manager.
Nationwide Investment Advisors, LLC	Ohio		The company provides investment advisory services.
Nationwide Investment Services Corporation**	Oklahoma		This is a limited purpose broker-dealer and acts as an investment advisor.
Nationwide Life and Annuity Company of America**	Delaware		The company provides variable and traditional life insurance and other investment products. The company also maintains blocks of individual variable and fixed annuities products.
Nationwide Life and Annuity Insurance Company**	Ohio		The company engages in underwriting life insurance and granting, purchasing, and disposing of annuities.
Nationwide Life Insurance Company*	Ohio		The company provides individual life insurance, group life and health insurance, fixed and variable annuity products, and other life insurance products.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Life Insurance Company of America*	Pennsylvania		The company provides individual life insurance and group annuity products.
Nationwide Life Insurance Company of Delaware*	Delaware		The company insures against personal injury, disability or death resulting from traveling, sickness or other general accidents, and every type of insurance appertaining thereto.
Nationwide Lloyds	Texas		The company markets commercial property insurance in Texas.
Nationwide Management Systems, Inc.	Ohio		The company offers a preferred provider organization and other related products and services.
Nationwide Mutual Capital, LLC (f.k.a. Nationwide Strategic Investment Fund, LLC)	Ohio		The company acts as a private equity fund investing in companies for investment purposes and to create strategic opportunities for Nationwide.
Nationwide Mutual Capital I, LLC*	Delaware		The business of the company is to achieve long-term capital appreciation through a portfolio of primarily domestic equity investments in financial service and related companies.
Nationwide Mutual Fire Insurance Company	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Mutual Funds	Delaware		The corporation operates as a business trust for the purposes of issuing investment shares to the public and to segregated asset accounts of life insurance companies.
Nationwide Mutual Insurance Company*	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Private Equity Fund, LLC	Ohio		The company invests in private equity funds.
Nationwide Property and Casualty Insurance Company	Ohio		The company engages in a general insurance business, except life insurance.
Nationwide Property Protection Services, LLC	Ohio		The company provides alarm systems and security guard services.
Nationwide Provident Holding Company* (f.k.a. Provident Mutual Holding Company)	Pennsylvania		The company is a holding company for non-insurance subsidiaries.
Nationwide Realty Investors, Ltd.*	Ohio		The company is engaged in the business of developing, owning and operating real estate and real estate investments.
Nationwide Retirement Solutions, Inc.*	Delaware		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Arizona	Arizona		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio	Ohio		The company provides retirement products, marketing and education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas	Texas		The company markets and administers deferred compensation plans for public employees.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Retirement Solutions, Insurance Agency, Inc.	Massachusetts		The company markets and administers deferred compensation plans for public employees.
Nationwide S.A. Capital Trust (f.k.a. Gartmore S.A. Capital Trust)	Delaware		The company is a business trust. The trust is designed to act as a registered investment advisor.
Nationwide Sales Solutions, Inc. (f.k.a. Allied Group Insurance Marketing Company)	Iowa		The company engages in direct marketing of property and casualty insurance products.
Nationwide Securities, Inc.*	Ohio		The company is a registered broker-dealer and provides investment management and administrative services.
Nationwide Separate Accounts, LLC (f.k.a. Gartmore Separate Accounts, LLC)	Delaware		The company acts as a registered investment advisor.
Nationwide Services Company, LLC	Ohio		The company performs shared services’ functions for the Nationwide organization.
Nationwide Services For You, LLC	Ohio		The company provides consumer services that are related to the business of insurance, including services that help consumers prevent losses and mitigate risks.
Nationwide Services Sp. Zo.o.	Poland		The corporation provides services to Nationwide Global Holdings, Inc. in Poland.
Newhouse Capital Partners, LLC	Delaware		The company invests in financial services companies that specialize in e-commerce and promote distribution of financial services.
Newhouse Capital Partners II, LLC	Delaware		The company invests in financial services companies that specialize in e-commerce and promote distribution of financial services.
Newhouse Special Situations Fund I, LLC	Delaware
The company owns and manages contributed securities in order to achieve long-term capital appreciation from the contributed securities and through investments in a portfolio of other equity investments in financial service and other related companies.

NF Reinsurance Ltd.*	Bermuda		The company serves as a captive reinsurer for Nationwide Life Insurance Company’s universal life, term life and annuity business.
NFS Distributors, Inc.	Delaware		The company acts primarily as a holding company for Nationwide Financial Services, Inc.'s distribution companies.
NWD Investment Management, Inc. (f.k.a. Gartmore Global Investments, Inc.)	Delaware		The company acts as a holding company and provides other business services for the NWD Investments group of companies.
NWD Management & Research Trust (f.k.a. Gartmore Global Asset Management Trust)	Delaware		The company acts as a holding company for the NWD Investments group of companies and as a registered investment advisor.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
NWD MGT, LLC (f.k.a. GGI MGT LLC)	Delaware
The company is a passive investment holder in Newhouse Special Situations Fund I, LLC for the purpose of allocation of earnings to the NWD Investments management team as it relates to the ownership and management of Newhouse Special Situations Fund I, LLC.

Olentangy Reinsurance Company	Vermont		The company is a reinsurance company.
Pension Associates, Inc.	Wisconsin		The company provides pension plan administration and record keeping services, and pension plan and compensation consulting.
Premier Agency, Inc.	Iowa		This company is an insurance agency.
Provestco, Inc.	Delaware		The company serves as a general partner in certain real estate limited partnerships invested in by Nationwide Life Insurance Company of America.
RCMD Financial Services, Inc.	Delaware		The company is a holding company.
Registered Investment Advisors Services, Inc.	Texas		The company facilitates third-party money management services for plan providers.
Retention Alternatives, Ltd.*	Bermuda		The company is a captive insurer and writes first dollar insurance policies in workers’ compensation, general liability and automobile liability for its affiliates in the United States.
Riverview Alternative Investment Advisors, LLC (f.k.a. Gartmore Riverview, LLC)	Delaware		The company provides investment management services to a limited number of institutional investors.
Riverview Alternative Investment Advisors II LLC (f.k.a. Gartmore Riverview II, LLC)	Delaware		The company is a holding company.
Riverview International Group, Inc.	Delaware		The company is a holding company.
RP&C International, Inc.	Ohio		The company is an investment-banking firm that provides specialist advisory services and innovative financial solutions to public and private companies internationally.
Scottsdale Indemnity Company	Ohio		The company is engaged in a general insurance business, except life insurance.
Scottsdale Insurance Company	Ohio		The company primarily provides excess and surplus lines of property and casualty insurance.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Scottsdale Surplus Lines Insurance Company	Arizona		The company provides excess and surplus lines coverage on a non-admitted basis.
TBG Aviation, LLC	California		The company holds an investment in a leased airplane and maintains an operating agreement with Flight Options.
TBG Danco Insurance Services Corporation	California		The corporation provides life insurance and individual executive estate planning.
TBG Financial & Insurance Services Corporation*	California
The company consults with corporate clients and financial institutions on the development and implementation of proprietary and/or private placement insurance products for the financing of executive benefit programs and individual executive's estate planning requirements.  As a broker dealer, TBG Financial & Insurance Services Corporation provides access to institutional insurance investment products.

TBG Insurance Services Corporation*	Delaware		The company markets and administers executive benefit plans.
THI Holdings (Delaware), Inc.*	Delaware		The company acts as a holding company for subsidiaries of the Nationwide group of companies.
Titan Auto Insurance of New Mexico, Inc.	New Mexico		The Company is an insurance agency and operates as an employee agent "storefront" for Titan Indemnity Company in New Mexico.
Titan Indemnity Company	Texas		The company is a multi-line licensed insurance company and is operating primarily as a property and casualty insurance company.
Titan Insurance Company	Michigan		This is a property and casualty insurance company.
Titan Insurance Services, Inc.	Texas		The company is a Texas grandfathered managing general agency.
Veterinary Pet Insurance Company*	California		The company provides pet insurance.
Victoria Automobile Insurance Company	Indiana		The company is a property and casualty insurance company.
Victoria Fire & Casualty Company	Ohio		The company is a property and casualty insurance company.
Victoria National Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Select Insurance Company	Ohio		The company is a property and casualty insurance company.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Victoria Specialty Insurance Company	Ohio		The company is a property and casualty insurance company.
Vida Seguradora SA	Brazil		The company operates as a licensed insurance company in the categories of life and unrestricted private pension plan in Brazil.
VPI Services, Inc.	California		The company operates as a nationwide pet registry service for holders of Veterinary Pet Insurance Company policies, including pet indemnification and a lost pet recovery program.
Washington Square Administrative Services, Inc.	Pennsylvania		The company provides administrative services to Nationwide Life and Annuity Company of America.
Western Heritage Insurance Company	Arizona		The company underwrites excess and surplus lines of property and casualty insurance.
Whitehall Holdings, Inc.	Texas		The company acts as a holding company for the Titan group of agencies.
W.I. of Florida (d.b.a. Titan Auto Insurance)	Florida		The company is an insurance agency and operates as an employee agent storefront for Titan Indemnity Company in Florida.

	COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
*	MFS Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Multi-Flex Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-A	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-B	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-C	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-D	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-II	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-3	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-4	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-5	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-6	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-7	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-8	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-9	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-10	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-11	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-12	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-13	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-14	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-15	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-16	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-17	Ohio		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account 1	Pennsylvania		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account A	Delaware		Issuer of Annuity Contracts
	Nationwide VL Separate Account-A	Ohio		Issuer of Life Insurance Policies
	Nationwide VL Separate Account-B	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-C	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-D	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-G	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-2	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-3	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-4	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-5	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-6	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-7	Ohio		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account 1	Pennsylvania		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account A	Delaware		Issuer of Life Insurance Policies

NATIONWIDE®

NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
NATIONWIDE FOUNDATION MEMBERSHIP NONPROFIT CORPORATION
FARMLAND MUTUAL INSURANCE COMPANY Guaranty Fund Certificate Casualty
F & B, INC. Common Stock 1 Share Farmland Mutual-100%
NATIONWIDE CORPORATION Common Stock: 13,642,432 Shares Casualty-95.2% Fire-4.8% (See Page 2)
RETENTION ALTERNATIVES, LTD. Common Stock: 130,000 Shares Fire-100%
ALLIED GROUP, INC. (AGI) Common Stock: 860 Shares Casualty-100%
SCOTTSDALE INSURANCE COMPANY (SIC) Common Stock: 30,136 Shares Casualty-100%
THI HOLDINGS DELAWARE, INC. (THI) Common Stock: 100 Shares Casualty-100%
ATLANTIC FLORIDIAN INSURANCE COMPANY Common Stock: 5,000 Shares Casualty-100%
CRESTBROOK INSURANCE COMPANY Casualty-100%
NATIONAL CASUALTY COMPANY (NC) Common Stock: 100 Shares Casualty-100%
NCC OF AMERICA, LTD. (INACTIVE) Common Stock: 300,000 Shares NC-100%
NATIONWIDE AFFINITY INSURANCE COMPANY OF AMERICA Common Stock: 500,000 Shares Casualty-100%
NATIONWIDE AGRIBUSINESS INSURANCE COMPANY Casualty-100% Other Capital: Casualty-Ptd.
NATIONWIDE ASSURANCE COMPANY (ASSURANCE) Common Stock: 1,750 Shares Casualty-100%
NATIONWIDE GENERAL INSURANCE COMPANY Common Stock: 20,000 Shares Casualty-100%
NATIONWIDE INDEMNITY COMPANY (NW INDEMNITY) Common Stock: 28,000 Shares Casualty-100%
NATIONWIDE INSURANCE COMPANY OF FLORIDA Common Stock: 10,000 Shares Casualty-100%
NATIONWIDE LLOYDS A TEXAS LLOYDS
NATIONWIDE PROPERTY AND CASUALTY INSURANCE COMPANY Common Stock: 60,000 Shares Casualty-100%
SCOTTSDALE INDEMNITY COMPANY Common Stock: 50,000 Shares Casualty-100%
AMERICAN MARINE UNDERWRITERS, INC. Common Stock: 20 Shares Casualty-100%
INSURANCE INTERMEDIARIES, INC. (III) Common Stock: 1,015 Shares Casualty-100%
NATIONWIDE EXCLUSIVE AGENT RISK PURCHASING GROUP, LLC III-100%
LONE STAR GENERAL AGENCY, INC. Common Stock: 1,000 Shares Casualty-100%
COLONIAL COUNTY MUTUAL INSURANCE COMPANY Surplus Debentures: Assurance Lone Star
NATIONWIDE INTERNATIONAL UNDERWRITERS Common Stock: 1,000 Shares Casualty-100%
NATIONWIDE ARENA LLC
NATIONWIDE MUTUAL CAPITAL, LLC (Mutual Cap) Single Member Limited Liability Company Casualty-100%
NATIONWIDE MUTUAL CAPITAL 1, LLC (NMC) Class A Units
NMC CPC WT INVESTMENT, LLC NMC-100%
NATIONWIDE PRIVATE EQUITY FUND, LLC Casualty-100%
NATIONWIDE SERVICES COMPANY, LLC (NSC) Single Member Limited Liability Company Casualty-100%
NATIONWIDE PROPERTY PROTECTION SERVICES, LLC. NSC-100%
NATIONWIDE REALTY INVESTORS, LTD NW Indemnity-5%
NATIONWIDE SERVICES FOR YOU, LLC Casualty-100%
NATIONWIDE ASSET MANAGEMENT, LLC Casualty-100%
NATIONWIDE CASH MANAGEMENT COMPANY Common Stock: 100 Shares Casualty-100%
NATIONWIDE MANAGEMENT SYSTEMS, INC. Common Stock: 100 Shares Casualty-100%
RP&C INTERNATIONAL, INC. Common Stock: 1,115 Shares
ALLIED PROPERTY AND CASUALTY INSURANCE COMPANY (ALLIED P & C) Common Stock: 300,000 Shares AGI-100%
AMCO INSURANCE COMPANY (AMCO) Common Stock: 300,000 Shares AGI-100%
ALLIED GENERAL AGENCY COMPANY Common Stock: 5,000 Shares AMCO-100%
ALLIED TEXAS AGENCY, INC. AMCO-100%
CALFARM INSURANCE AGENCY Common Stock: 1,000 Shares AMCO-100%
CAL-AG INSURANCE SERVICES, INC. Common Stock: 100 Shares CalFarm Insurance Agency-100%
DEPOSITORS INSURANCE COMPANY (DEPOSITORS) Common Stock: 300,000 Shares AGI-100%
NATIONWIDE INSURANCE COMPANY OF AMERICA Common Stock: 12,500 Shares AGI-100%
PREMIER AGENCY, INC. AGI-100%
NATIONWIDE DOCUMENT SOLUTIONS, INC. Common Stock: 1,000 Shares AGI-100%
NATIONWIDE SALES SOLUTIONS, INC. Common Stock: 20,000 Shares AGI-100%
NATIONWIDE ADVANTAGE MORTGAGE COMPANY (NAMC)
AGMC REINSURANCE, LTD. Common Stock: 11,000 Shares NAMC-100%
SCOTTSDALE SURPLUS LINES INSURANCE COMPANY Common Stock: 10,000 Shares SIC-100%
WESTERN HERITAGE INSURANCE COMPANY SIC-100%
VETERINARY PET INSURANCE CO. (VPI) SIC-100%
DVM INSURANCE AGENCY, INC. VPI-100%
V.P.I. SERVICES INC. VPI-100%
TITAN INDEMNITY COMPANY (TITAN) THI-100%
TITAN INSURANCE COMPANY (TITAN INSURANCE) Titan-100%
WHITEHALL HOLDINGS, INC. (WHITEHALL) Common Stock: 1,000 Shares THI-100%
TITAN AUTO INSURANCE OF NEW MEXICO, INC. Common Stock: 1,000 Shares Whitehall-100%
WI OF FLORIDA, INC. Common Stock: 100 Shares Whitehall-100%
TITAN INSURANCE SERVICES, INC. (TITAN SERVICES) Common Stock: 1 Share Whitehall-100%
VICTORIA FIRE & CASUALTY COMPANY (VICTORIA FIRE) Common Stock: 1,600 Shares THI-100%
VICTORIA AUTOMOBILE INSURANCE COMPANY Common Stock: 1,600 Shares Victoria Fire-100%
VICTORIA NATIONAL INSURANCE COMPANY Common Stock: 1,000 Shares Victoria Fire-100%
VICTORIA SELECT INSURANCE COMPANY Common Stock: 1,300 Shares Victoria Fire-100%
VICTORIA SPECIALTY INSURANCE COMPANY Victoria Fire-100%
Subsidiary Companies — Solid Line
Contractual Association = Double Line
Limited Liability Company -- Dotted Line
Page 1

(Casualty, Fire and insurance related subsidiaries)

NATIONWIDE®

FARMLAND MUTUAL INSURANCE COMPANY
Guaranty Fund Certificate
Casualty
(See Page 1)
NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
(See Page 1)
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
(See Page 1)
NATIONWIDE CORPORATION (NW CORP)
Common Stock: 13,642,132 Shares
Casualty-95.2%
Fire-4.8%
NATIONWIDE GLOBAL HOLDINGS, INC. (NGH)
Common Stock: 1 Share
NW Corp.-100%
NATIONWIDE FINANCIAL SP. Z.O.O
Common Stock: 25,700 Shares
NGH - 100%
NATIONWIDE FINANCIAL SERVICES, INC. (NFS)
Common Stock: Control
Class A Public-100%
Class B NW Corp-100%
(See Page 3)
GATES, MCDONALD & COMPANY (GATES)
Common Stock: 254 Shares
NBH - 100%
GATESMCDONALD & COMPANY OF NEW YORK, INC.
Common Stock: 3 Shares
Gates-100%
GATESMCDONALD HEALTH PLUS, INC.
Common Stock: 200 Shares
Gates-100%
NATIONWIDE BETTER HEALTH, INC. (NBH)
Common Stock: 100 Shares
NW Corp-100%
FUTUREHEALTH HOLDING COMPANY (FHC)
NBH-100%
NWD MANAGEMENT & RESEARCH TRUST (NWD Manage)
NW Corp -100%
NATIONWIDE ASSET MANAGEMENT HOLDINGS
NWD Manage - 99.99%
Corp. - .01%
NWD INVESTMENT MANAGEMENT, INC. (NWD Invest)
Common Stock: 998,750 Shares
NWD Manage-100%
Preferred Stock: 900,000 Shares
NWD Manage-100%
AUDENSTAR LIMITED (AL)
NWD Manage - 100%
RIVERVIEW INTERNATIONAL GROUP, INC. (RIG)
NWD Manage - 79%
AL - 21%
NWD ASSET MANAGEMENT HOLDINGS, INC. (NAMHI)
NSA-100%
NATIONWIDE SA CAPITAL TRUST (NSA)
DELAWARE BUSINESS TRUST
NATIONWIDE SEPARATE ACCOUNTS, LLC
NSA-100%
NATIONWIDE EMERGING MANAGERS, LLC (NEM)
NSA-100%
NEWHOUSE CAPITAL PARTNERS, LLC
NWD Invest -19%
Fire-10%
NWD MGT LLC (NWDMGT)
NAMHI - 100%
NATIONWIDE GLOBAL VENTURES, INC. (NGV)
NAMHI-100%
NEWHOUSE SPECIAL SITUATIONS FUND I, LLC
(common units)
(preferred units)
NEWHOUSE CAPITAL PARTNERS II, LLC
NGV-99%
NATIONWIDE GLOBAL FUNDS
LUXEMBOURG SICAV

(Nationwide Corp. subsidiaries)

Subsidiary Companies — Solid Line
Contractual Association = Double Line
Limited Liability Company -- Dotted Line

September 30, 2008

Page 2

NATIONWIDE®

FARMLAND MUTUAL INSURANCE COMPANY
Guaranty Fund Certificate
Casualty
(See Page 1)
NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
(See Page 1)
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
(See Page 1)
NATIONWIDE CORPORATION (NW CORP)
Common Stock: 13,642,432 Shares
Casualty–95.2%
Fire–4.8%
NATIONWIDE FINANCIAL SERVICES, INC. (NFS)
Common Stock: Control
Class A Public-100%
Class B NW Corp-100%
TBG INSURANCE SERVICES CORP. (TBG)
NFS-63%
TBG AVIATION, LLC
TBG-12.5%
TBG DANCO INSURANCE SERVICES CORPORATION
TBG-100%
MULLIN TBG INSURANCE AGENCY SERVICES, LLC
TBG-50%
NATIONWIDE INVESTMENT ADVISORS, LLC
NW Life-100%
NATIONWIDE LIFE INSURANCE COMPANY (NW LIFE)
Common Stock: 3,814,779 Shares
NFS-100%
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (NLAIC)
Common Stock: 66,000 Shares
NW Life-100%
NATIONWIDE INVESTMENT SERVICES CORPORATION
Common Stock: 5,000 Shares
NW Life-100%
NATIONWIDE FINANCIAL ASSIGNMENT COMPANY
Common Stock: 100 Shares
NW Life-100%
NATIONWIDE COMMUNITY DEVELOPMENT CORP., LLC
Units:
NW Life-67%
NW Indemnity-33%
TEXAS HOUSING FUND, LLC
NW Life 8.88%
NW Indemnity 8.88%
LIFE REO HOLDINGS LLC (REO)
NW Life-100%
NATIONWIDE FINANCIAL SERVICES CAPITAL TRUST
Preferred Stock:
NFS-100%
NF REINSURANCE, LTD
Common Stock: 250,000 Shares
NFS-100%
NATIONWIDE FUND ADVISORS
DELAWARE BUSINESS TRUST
REGISTERED INVESTMENT ADVISORS SERVICES, INC.
NFS-100%
NATIONWIDE BANK
Common Stock: 2,800,000 Shares
NFS-100%
NATIONWIDE FINANCIAL STRUCTURED PRODUCTS, LLC
NFS-100%
PENSION ASSOCIATES, INC.
Common Stock: 1,000 Shares
NFS-100%
NFS DISTRIBUTORS, INC. (NFSDI)
Common Stock: 100 Shares
NFS-100%
NATIONWIDE FUND MANAGEMENT LLC
Common Stock: 5 Shares
NFSDI-100%
NATIONWIDE FUND DISTRIBUTORS LLC
Common Stock: 10,000 Shares
NFSDI-100%
NATIONWIDE FINANCIAL INSTITUTION DISTRIBUTORS AGENCY, INC. (NFIDAI)
Common Stock: 1,000 Shares
NFSDI-100%
NATIONWIDE RETIREMENT SOLUTIONS, INC. (NRS)
Common Stock: 236,494 Shares
NFSDI-100%
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF ARIZONA
Common Stock: 1,000 Shares
NRS-100%
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF OHIO
Common Stock: 100 Shares
NATIONWIDE RETIREMENT SOLUTIONS, INS. AGENCY, INC.
Common Stock: 1,000 Shares
NRS-100%
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF TEXAS
Common Stock: 1,000 Shares
NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA (NLICA)
NFS-100%
NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA
Common Stock: 250,000 Shares
NLICA-100%
NATIONWIDE LIFE INSURANCE COMPANY OF DELAWARE
Common Stock: 6,000 Shares
NLICA-100%
NATIONWIDE PROVIDENT HOLDING COMPANY (NPHC)
Common Stock: 3,000 Shares
NLICA-100%
PROVESTCO, INC.
NPHC-100%
WASHINGTON SQUARE ADMINISTRATIVE SERVICES, INC.
NPHC-100%
NATIONWIDE SECURITIES, LLC
NPHC-100%
RCMD FINANCIAL SERVICES, INC. (RCMD)
NPHC-100%
1717 ADVISORY SERVICES, INC.
Common Stock: 1,000 Shares
RCMD-100%
1717 BROKERAGE SERVICES, INC. (BSI)
Common Stock: 1,000 Shares
RCMD-100%

Subsidiary Companies — Solid Line
Contractual Association ═ Double Line
Limited Liability Company --- Dotted Line

September 30, 2008 Page 3

(NFS subsidiaries)

Item 29.           Indemnification

Ohio's General Corporation Law expressly authorizes and Nationwide’s Amended and Restated Code of Regulations provides for indemnification by Nationwide of any person who, because such person is or was a director, officer or employee of Nationwide was or is a party; or is threatened to be made a party to:

o	any threatened, pending or completed civil action, suit or proceeding;

o	any threatened, pending or completed criminal action, suit or proceeding;

o	any threatened, pending or completed administrative action or proceeding;

o	any threatened, pending or completed investigative action or proceeding;

The indemnification will be for actual and reasonable expenses, including attorney's fees, judgments, fines and amounts paid in settlement by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the Ohio's General Corporation Law.

Although Nationwide is of the opinion that the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding is permitted, Nationwide has been informed that in the opinion of the Securities and Exchange Commission the indemnification of directors, officers or persons controlling Nationwide for liabilities arising under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities is asserted by a director, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. Nationwide and the directors, officers and/or controlling persons will be governed by the final adjudication of such issue.  Nationwide will not be required to seek the court’s determination if, in the opinion of Nationwide’s counsel, the matter has been settled by controlling precedent.

Item 30.          Principal Underwriter

(a) (1)	Nationwide Investment Services Corporation ("NISC") serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

Multi-Flex Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account	Nationwide VLI Separate Account-3
Nationwide Variable Account-II	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-6
Nationwide Variable Account-5	Nationwide VLI Separate Account-7
Nationwide Variable Account-6	Nationwide VL Separate Account-C
Nationwide Variable Account-7	Nationwide VL Separate Account-D
Nationwide Variable Account-8	Nationwide VL Separate Account-G
Nationwide Variable Account-9
Nationwide Variable Account-10
Nationwide Variable Account-11
Nationwide Variable Account-13
Nationwide Variable Account-14
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
Nationwide VA Separate Account-C

(a)	(2)
Waddell & Reed, Inc. serves as principal underwriter and general distributor for contracts issued through the following separate investment accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company:

Nationwide Variable Account-9
Nationwide Variable Account-12
Nationwide VA Separate Account-D
Nationwide VL Separate Account-G
Nationwide VLI Separate Account-5
Nationwide VLI Separate Account-7

Also, Waddell & Reed, Inc. serves as principal underwriter and general distributor for the following management investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Fixed Income Funds, Inc.
Waddell & Reed Government Securities Fund
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
Waddell & Reed InvestEd Portfolios, Inc.
Ivy Funds Variable Insurance Portfolios, Inc.
Asset Strategy Portfolio
Balanced Portfolio
Bond Portfolio
Core Equity Portfolio
Dividend Income Portfolio
Global Natural Resources Portfolio
Growth Portfolio
High Income Portfolio
International Growth Portfolio
International Value Portfolio
Limited-Term Bond Portfolio
Micro Cap Growth Portfolio
Mid Cap Growth Portfolio
Money Market Portfolio
Mortgage Securities Portfolio
Pathfinder Aggressive Portfolio
Pathfinder Conservative Portfolio
Pathfinder Moderately Aggressive Portfolio
Pathfinder Moderately Conservative Portfolio
Pathfinder Moderate Portfolio
Real Estate Securities Portfolio
Science and Technology Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Value Portfolio

(b) (1)	Directors and Officers of NISC:

President	Robert O. Cline
Senior Vice President and Secretary	Thomas E. Barnes
Senior Vice President, Treasurer and Director	James D. Benson
Vice President	Karen R. Colvin
Vice President	Charles E. Riley
Vice President	Trey Rouse
Vice President-Chief Compliance Officer	James J. Rabenstine
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President	John J. Humphries, Jr.
Associate Vice President-Financial Systems & Treasury Services and Assistant Treasurer	Terry C. Smetzer
Director	John L. Carter
Director	Eric S. Henderson

The business address of the Directors and Officers of Nationwide Investment Services Corporation is:
One Nationwide Plaza, Columbus, Ohio 43215

(b) (2)	Directors and officers of Waddell & Reed, Inc.:

Thomas W. Butch	Chairman of the Board, Director and President
Henry J. Hermann	Director
Steven E. Anderson	Senior Executive Vice President and National Sales Manager
Bradley D. Hofmeister	Executive Vice President and Associate National Sales Manager
Daniel C. Schulte	Senior Vice President and General Counsel
Michael D. Strohm	Director, Chief Operations Officer and Chief Executive Officer
Terry L. Lister	Senior Vice President, Chief Regulatory Officer and Chief Compliance Officer
Mark A. Schieber	Senior Vice President and Controller
Wendy J. Hills	Senior Vice President and Secretary
Brent K. Bloss	Senior Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

The principal business address of Waddell & Reed, Inc. is 6300 Lamar Avenue, Overland Park, Kansas 66202.  Waddell & Reed, Inc. was organized as a Delaware corporation in 1981 and has, through predecessor companies, offered financial products and services since 1937.

(c) (1)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A

(c) (2)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Waddell & Reed, Inc.	N/A	N/A	N/A	N/A

Item 31.           Location of Accounts and Records

Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH  43215

Item 32.          Management Services

Not Applicable.

Item 33.	Fee Representation

Nationwide represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-7, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 2 3rd day of January , 200 9 .

NATIONWIDE VLI SEPARATE ACCOUNT-7
(Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
(Depositor)

By: /S/ STEPHEN M. JACKSON
Stephen M. Jackson

As required by the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities indicated on this 2 3rd day of January , 200 9 .

W. G. JURGENSEN
W. G. Jurgensen, Director and Chief Executive Officer
ARDEN L. SHISLER
Arden L. Shisler, Chairman of the Board
JOSEPH A. ALUTTO
Joseph A. Alutto, Director
JAMES G. BROCKSMITH, JR.
James G. Brocksmith, Jr., Director
KEITH W. ECKEL
Keith W. Eckel, Director
LYDIA M. MARSHALL
Lydia M. Marshall, Director
MARTHA MILLER DE LOMBERA
Martha Miller de Lombera, Director
DAVID O. MILLER
David O. Miller, Director
JAMES F. PATTERSON
James F. Patterson, Director
GERALD D. PROTHRO
Gerald D. Prothro, Director
ALEX SHUMATE
Alex Shumate, Director
THOMAS F. ZENTY III
Thomas F. Zenty III, Director
By /s/ STEPHEN M. JACKSON
Stephen M. Jackson
Attorney-in-Fact